AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                  A Prudential Financial Company
                                 One Corporate Drive, Shelton, Connecticut 06484
                                 -----------------------------------------------

AMERICAN SKANDIA
APEX(SM) II

Flexible Premium Deferred Annuity
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PROSPECTUS: MAY 2, 2005 as revised on June 20, 2005

This Prospectus describes American Skandia APEX(SM) II, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. The Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Investment Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

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American Skandia offers several different annuities which your Investment Professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's account value. The fees and charges you pay and compensation paid to your Investment Professional may also be different between each annuity. For more information, please refer to the Appendix entitled "Selecting the Variable Annuity That's Right for You."
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The Variable Investment Options
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The variable investment options, each a Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, Gartmore Variable Investment Trust, Wells Fargo Variable Trust, A I M Advisors, Inc., Evergreen Variable Annuity Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

Please Read This Prospectus
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Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

Available Information
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We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 93. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

For Further Information call:
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------->  1-800-752-6342

These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market sub-account. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

American Skandia APEX(SM) II is a service mark of The Prudential Insurance Company of America.

Prospectus Dated: May 2, 2005 as revised on June 20, 2005
                          Statement of Additional Information Dated: May 2, 2005
APEX2PROS605                                                        ASAPEXIIPROS

           PLEASE SEE OUR PRIVACY POLICY AND IRA DISCLOSURE STATEMENT
                 ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

Contents
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Introduction .............................................................................   1
  Why Would I Choose to Purchase This Annuity? ...........................................   1
  What Are Some of the Key Features of This Annuity? .....................................   1
  How Do I Purchase This Annuity? ........................................................   1
Glossary of Terms ........................................................................   2
Summary of Contract Fees and Charges .....................................................   3
Expense Examples .........................................................................  12
Investment Options .......................................................................  13
  What Are the Investment Objectives and Policies of the Portfolios? .....................  13
  What Are the Fixed Allocations? ........................................................  27
Fees and Charges .........................................................................  28
  What Are the Contract Fees and Charges? ................................................  28
  What Charges Apply Solely to the Variable Investment Options? ..........................  29
  What Fees and Expenses are Incurred by the Portfolios? .................................  30
  What Charges Apply to the Fixed Allocations? ...........................................  30
  What Charges Apply if I Choose an Annuity Payment Option? ..............................  30
  Exceptions/Reductions to Fees and Charges ..............................................  30
Purchasing Your Annuity ..................................................................  31
  What Are Our Requirements for Purchasing the Annuity? ..................................  31
Managing Your Annuity ....................................................................  32
  May I Change the Owner, Annuitant and Beneficiary Designations? ........................  32
  May I Return the Annuity if I Change My Mind? ..........................................  32
  May I Make Additional Purchase Payments? ...............................................  32
  May I Make Scheduled Payments Directly from My Bank Account? ...........................  32
  May I Make Purchase Payments Through a Salary Reduction Program? .......................  33
Managing Your Account Value ..............................................................  34
  How and When Are Purchase Payments Invested? ...........................................  34
  How Do I Receive a Loyalty Credit? .....................................................  34
  How are Loyalty Credits Applied to My Account Value? ...................................  34
  Are There Restrictions or Charges on Transfers Between Investment Options? .............  34
  Do You Offer Dollar Cost Averaging? ....................................................  36
  Do You Offer Any Automatic Rebalancing Programs? .......................................  37
  Are Any Asset Allocation Programs Available? ...........................................  37
  Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date? ....  38
  May I Give My Investment Professional Permission to Manage My Account Value? ...........  39
  May I Authorize My Third Party Investment Advisor to Manage My Account? ................  39
  How Do the Fixed Allocations Work? .....................................................  40
  How Do You Determine Rates for Fixed Allocations? ......................................  41
  How Does the Market Value Adjustment Work? .............................................  41
  What Happens When My Guarantee Period Matures? .........................................  42
Access To Account Value ..................................................................  43
  What Types of Distributions Are Available to Me? .......................................  43
  Are There Tax Implications for Distributions? ..........................................  43
  Can I Withdraw a Portion of My Annuity? ................................................  43
  How Much Can I Withdraw as a Free Withdrawal? ..........................................  44
  Is There a Charge for a Partial Withdrawal? ............................................  44
  Can I Make Periodic Withdrawals from the Annuity During the Accumulation Period? .......  44
  Do You Offer a Program for Withdrawals Under Section 72(t) of the Internal Revenue Code?  45
  What Are Minimum Distributions and When Would I Need to Make Them? .....................  45
  Can I Surrender My Annuity for Its Value? ..............................................  45
  What is a Medically-Related Surrender and How Do I Qualify? ............................  45
  What Types of Annuity Options Are Available? ...........................................  46

                                                                             (i)

Contents
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  How and When Do I Choose the Annuity Payment Option? ...................................    47
  How Are Annuity Payments Calculated? ...................................................    47
Living Benefit Programs ..................................................................    49
  Do You Offer Programs Designed to Provide Investment Protection for Owners While They
    are Alive? ...........................................................................    49
  Guaranteed Return Option Plus(SM) (GRO Plus(SM)) .......................................    50
  Guaranteed Return Option (GRO) .........................................................    54
  Guaranteed Minimum Withdrawal Benefit (GMWB) ...........................................    57
  Guaranteed Minimum Income Benefit (GMIB) ...............................................    61
  Lifetime Five Income Benefit (Lifetime Five) ...........................................    65
Death Benefit ............................................................................    71
  What Triggers the Payment of a Death Benefit? ..........................................    71
  Basic Death Benefit ....................................................................    71
  Optional Death Benefits ................................................................    71
  American Skandia's Annuity Rewards .....................................................    75
  Payment of Death Benefits ..............................................................    75
Valuing Your Investment ..................................................................    78
  How is My Account Value Determined? ....................................................    78
  What is the Surrender Value of My Annuity? .............................................    78
  How and When Do You Value the Sub-Accounts? ............................................    78
  How Do You Value Fixed Allocations? ....................................................    78
  When Do You Process and Value Transactions? ............................................    78
  What Happens to My Units When There is a Change in Daily Asset-Based Charges? ..........    80
Tax Considerations .......................................................................    81
General Information ......................................................................    88
  How Will I Receive Statements and Reports? .............................................    88
  Who is American Skandia? ...............................................................    88
  What Are Separate Accounts? ............................................................    88
  What is the Legal Structure of the Underlying Funds? ...................................    90
  Who Distributes Annuities Offered by American Skandia? .................................    91
  Incorporation of Certain Documents by Reference ........................................    92
  Financial Statements ...................................................................    92
  How to Contact Us ......................................................................    92
  Indemnification ........................................................................    93
  Legal Proceedings ......................................................................    93
  Contents of the Statement of Additional Information ....................................    93
Appendix A -- Condensed Financial Information About Separate Account B ...................    A-1
Appendix B -- Calculation of Optional Death Benefits .....................................    B-1
Appendix C -- Plus40[TM] Optional Life Insurance Rider ...................................    C-1
Appendix D -- Description and Calculation of Previously Offered Optional
Death Benefits ...........................................................................    D-1
Appendix E -- Additional Information on Asset Allocation Programs ........................    E-1
Appendix F -- Selecting the Variable Annuity That's Right for You ........................    F-1

(ii)

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Introduction
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Why Would I Choose to Purchase This Annuity?
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This Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more death benefits that can protect your retirement savings if you die during a period of declining markets. It may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59-1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70-1/2.

When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including death benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your investment professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

What Are Some of the Key Features
of This Annuity?
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o This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

o This Annuity offers both variable investment options and Fixed Allocations. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

o The Annuity features two distinct periods -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

o During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.

o For annuities issued on or after June 20, 2005 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value after it has been in effect for five full contract years (i.e., on your fifth Contract Anniversary), subject to our rules and State availability.

o This Annuity offers optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

o This Annuity offers a basic Death Benefit. It also offers optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

o You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. After Annuity Year 4, you are allowed to make unlimited withdrawals from your Annuity without any charges.

o Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

How Do I Purchase This Annuity?
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We sell the Annuity through licensed, registered investment professionals. You must complete an application and submit a minimum initial purchase payment of $10,000. We may allow you to make a lower initial purchase payment provided you establish a bank drafting program under which purchase payments received in the first Annuity Year total at least $10,000. If the Annuity is owned by an individual or individuals, the oldest of those Owners must be age 85 or under, as of the Issue Date of the Annuity. If the Annuity is owned by an entity, the annuitant must be age 85 or under, as of the Issue Date of the Annuity. The availability and level of protection of certain optional benefits may vary based on the age of the Owner, on the Issue Date of the Annuity or the date of the Owner's death.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Glossary of Terms
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Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE
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The value of each allocation to a Sub-account (also referred to as "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on a contract anniversary, any fee that is deducted from the contract annually in arrears. The Account Value includes any Loyalty Credit we apply. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

ANNUITIZATION
-------------
The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE
------------
The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR
------------
A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE
----
The Internal Revenue Code of 1986, as amended from time to time.

FIXED ALLOCATION
----------------
An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

GUARANTEE PERIOD
----------------
A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

INTERIM VALUE
-------------
The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE
----------
The effective date of your Annuity.

MVA
---
A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER
-----
With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SURRENDER VALUE
---------------
The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits. The surrender value may be calculated using a Market Value Adjustment with respect to amounts in any Fixed Allocation.

UNIT
----
A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY
-------------
Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Summary of Contract Fees and Charges
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Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The fees and charges that are assessed against the Annuity include the Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the variable investment options are the mortality and expense risk charge, the charge for administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
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(ASSESSED AGAINST THE ANNUITY)

             FEE/CHARGE                                              AMOUNT DEDUCTED
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 Contingent Deferred Sales Charge*                                          8.5%
                                          The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the
                                                                     Annuity.
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 Transfer Fee                                                 $10 (currently, $15 maximum)
                                     (Currently, we deduct the fee after the 20th transfer each Annuity Year.
                                      We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.)
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 Tax Charge                                 Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
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* The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal. For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

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   Yr. 1        Yr. 2       Yr. 3       Yr. 4      Yrs. 5+
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  8.5%        8.0%        7.0%        6.0%        0.0%
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AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Summary of Contract Fees and Charges continued
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The following table provides a summary of the periodic fees and charges you will pay while you own the Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


YOUR PERIODIC FEES AND CHARGES
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ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY

             FEE/CHARGE                                              AMOUNT DEDUCTED
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 Annual Maintenance Fee                                        Smaller of $35 or 2% of Account Value
                                                   (Only applicable if Account Value is less than $100,000)
                                                 (Assessed annually on the Annuity's anniversary date or upon surrender)
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 ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS(1)
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

             FEE/CHARGE                                              AMOUNT DEDUCTED
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 Mortality & Expense Risk Charge(2)                                       1.50%
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 Administration Charge(2)                                                 0.15%
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 Settlement Service Charge(3)                   1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary
                                                             Continuation Option4 ("Qualified BCO")
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 Total Annual Charges of the Sub-accounts              1.65% per year of the value of each Sub-account
                                            (1.40% per year if you are a beneficiary electing the Qualified BCO)
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1: These charges are deducted daily and apply to Variable Investment Options only.

2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.

3: The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.

4: When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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The following table provides a summary of the fees and charges you will pay if you elect any of the following optional benefits. Not all optional benefits may be purchased in combination with one another. You may only elect one optional living benefit. The optional living benefits are the Guaranteed Return Option Plus program (and where not available, Guaranteed Return Option), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit and the Lifetime Five(SM) Income Benefit. For the optional death benefits, you may elect the Highest Anniversary Value Death Benefit or the Highest Daily Value Death Benefit together with the Enhanced Beneficiary Protection Death Benefit, or any of these three benefits individually, but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually. The fees and charges and each of the optional benefits are described in more detail within this Prospectus.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
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                                                                                       OPTIONAL
                                                                                      BENEFIT FEE/            TOTAL ANNUAL
                 OPTIONAL BENEFIT                                                        CHARGE                 CHARGE*
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GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))/ GUARANTEED RETURN OPTION
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that guarantees a "return of premium" at a future date,     0.25% of average daily         1.90%; 1.65% for
while allowing you to allocate all or a portion of your Account Value to       net assets of the Sub-         Qualified BCO
certain Sub-accounts.                                                          accounts

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)**
------------------------------------------------------------------------------------------------------------------------------------
 We offer a program that guarantees your ability to withdraw amounts over      0.35% of average daily         2.00%; 1.75% for
time equal to an initial principal value, regardless of the impact of market   net assets of the Sub-         Qualified BCO
performance on your Account Value.                                             accounts

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that, after a seven-year waiting period, guarantees your    0.50% per year of the          1.65%
ability to begin receiving income from your Annuity in the form of annuity     average Protected                       PLUS
payments based on your total Purchase Payments and an annual increase of       Income Value during            0.50% per year of
5% on such Purchase Payments adjusted for withdrawals (called the              each year; deducted            average Protected
"Protected Income Value"), regardless of the impact of market performance      annually in arrears each       Income Value
on your Account Value.                                                         Annuity Year

LIFETIME FIVE INCOME BENEFIT**
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts equal      0.60% of average daily         2.25%
to a percentage of an initial principal value, regardless of the impact of     net assets of the Sub-
market performance on your Account Value, subject to our program rules         accounts
regarding the timing and amount of withdrawals.

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
------------------------------------------------------------------------------------------------------------------------------------
 We offer an Optional Death Benefit that provides an enhanced level of         0.25% of average daily         1.90%
protection for your beneficiary(ies) by providing amounts in addition to the   net assets of the Sub-
basic Death Benefit that can be used to offset federal and state taxes         accounts
payable on any taxable gains in your Annuity at the time of your death.


AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Summary of Contract Fees and Charges continued
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                                                                                       OPTIONAL
                                                                                      BENEFIT FEE/            TOTAL ANNUAL
                 OPTIONAL BENEFIT                                                        CHARGE                 CHARGE*
------------------------------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
------------------------------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of          0.25% of average daily         1.90%
protection for your beneficiary(ies) by providing a death benefit equal to     net assets of the Sub-
the greater of the basic Death Benefit and the Highest Anniversary Value,      accounts
less proportional withdrawals.

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
We offer an Optional Death Benefit that provides an enhanced level of          0.50% of average daily         2.15%
protection for your beneficiary(ies) by providing the greater of the Highest   net assets of the Sub-
Anniversary Value Death Benefit and a 5% annual increase on Purchase           accounts
Payments adjusted for withdrawals.
------------------------------------------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
------------------------------------------------------------------------------------------------------------------------------------
 We offer an Optional Death Benefit that provides an enhanced level of         0.50% of average daily        2.15%
protection for your beneficiary(ies) by providing a death benefit equal to     net assets of the Sub-
the greater of the basic Death Benefit and the Highest Daily Value, less       accounts
proportional withdrawals.
------------------------------------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
------------------------------------------------------------------------------------------------------------------------------------

* The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

** These optional benefits are not available under the Qualified BCO.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2004. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

--------------------------------------------------------------------------------
                                       MINIMUM        MAXIMUM
--------------------------------------------------------------------------------
Total Portfolio Operating Expense      0.63%          3.06%
--------------------------------------------------------------------------------

The following are the investment management fees, other expenses, 12b-1 fees (if applicable), and the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2004, except as noted. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. Any such fee waivers and/or reimbursements have been reflected in the footnotes. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                                       TOTAL
                                                                                                       ANNUAL
                                                                                                      PORTFOLIO
                                                                MANAGEMENT      OTHER      12b-1      OPERATING
               UNDERLYING PORTFOLIO                                FEES      EXPENSES(1)    FEES       EXPENSES
American Skandia Trust:(2,3)
-----------------------------------------------------------------------------------------------------------------
        AST JPMorgan International Equity                           1.00%        0.13%      None        1.13%
        AST William Blair International Growth                      1.00%        0.22%      None        1.22%
        AST LSV International Value(4)                              1.00%        0.37%      None        1.37%
        AST MFS Global Equity                                       1.00%        0.35%      None        1.35%
        AST Small-Cap Growth(5)                                     0.90%        0.24%      None        1.14%
        AST DeAM Small-Cap Growth                                   0.95%        0.22%      None        1.17%
        AST Federated Aggressive Growth                             0.95%        0.24%      None        1.19%
        AST Goldman Sachs Small-Cap Value                           0.95%        0.24%      None        1.19%
        AST Small-Cap Value(6)                                      0.90%        0.18%      None        1.08%
        AST DeAM Small-Cap Value                                    0.95%        0.33%      None        1.28%
        AST Goldman Sachs Mid-Cap Growth                            1.00%        0.25%      None        1.25%
        AST Neuberger Berman Mid-Cap Growth                         0.90%        0.22%      None        1.12%
        AST Neuberger Berman Mid-Cap Value                          0.90%        0.15%      None        1.05%
        AST Alger All-Cap Growth                                    0.95%        0.22%      None        1.17%
        AST Gabelli All-Cap Value                                   0.95%        0.26%      None        1.21%
        AST T. Rowe Price Natural Resources                         0.90%        0.26%      None        1.16%
        AST AllianceBernstein Large-Cap Growth(7)                   0.90%        0.23%      None        1.13%
        AST MFS Growth                                              0.90%        0.20%      None        1.10%
        AST Marsico Capital Growth                                  0.90%        0.14%      None        1.04%
        AST Goldman Sachs Concentrated Growth                       0.90%        0.17%      None        1.07%
        AST DeAM Large-Cap Value                                    0.85%        0.26%      None        1.11%
        AST AllianceBernstein Growth + Value                        0.90%        0.32%      None        1.22%
        AST AllianceBernstein Core Value(8)                         0.75%        0.24%      None        0.99%
        AST Cohen & Steers Realty                                   1.00%        0.22%      None        1.22%
        AST AllianceBernstein Managed Index 500(9)                  0.60%        0.17%      None        0.77%
        AST American Century Income & Growth                        0.75%        0.24%      None        0.99%
        AST AllianceBernstein Growth & Income(10)                   0.75%        0.15%      None        0.90%
        AST Hotchkis & Wiley Large-Cap Value                        0.75%        0.19%      None        0.94%
        AST Global Allocation(11)                                   0.89%        0.26%      None        1.15%
        AST American Century Strategic Balanced                     0.85%        0.27%      None        1.12%
        AST T. Rowe Price Asset Allocation                          0.85%        0.27%      None        1.12%
        AST T. Rowe Price Global Bond                               0.80%        0.27%      None        1.07%
        AST Goldman Sachs High Yield                                0.75%        0.18%      None        0.93%
        AST Lord Abbett Bond-Debenture                              0.80%        0.22%      None        1.02%
        AST PIMCO Total Return Bond                                 0.65%        0.16%      None        0.81%
        AST PIMCO Limited Maturity Bond                             0.65%        0.17%      None        0.82%
        AST Money Market                                            0.50%        0.13%      None        0.63%

Gartmore Variable Investment Trust:
-----------------------------------------------------------------------------------------------------------------
        GVIT Developing Markets                                     1.15%        0.38%      0.25%       1.78%
-----------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Summary of Contract Fees and Charges continued
--------------------------------------------------------------------------------

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)


                                                                                                       TOTAL
                                                                                                       ANNUAL
                                                                                                      PORTFOLIO
                                                                MANAGEMENT      OTHER      12b-1      OPERATING
               UNDERLYING PORTFOLIO                                FEES      EXPENSES(1)    FEES       EXPENSES
Wells Fargo Variable Trust:(12)
-----------------------------------------------------------------------------------------------------------------
        Advantage Equity Income                                     0.55%        0.23%      0.25%       1.00%

AIM Variable Insurance Funds:(13)
-----------------------------------------------------------------------------------------------------------------
        AIM V.I. Dynamics Fund -- Series I shares                   0.75%        0.39%      None        1.14%
        AIM V.I. Technology Fund -- Series I shares                 0.75%        0.40%      None        1.15%
        AIM V.I. Health Sciences Fund -- Series I shares(14)        0.75%        0.36%      None        1.11%
        AIM V.I. Financial Services Fund -- Series I shares         0.75%        0.37%      None        1.12%

Evergreen Variable Annuity Trust:
-----------------------------------------------------------------------------------------------------------------
        International Equity(15)                                    0.42%        0.30%      None        0.72%
        Growth(16)                                                  0.70%        0.26%      None        0.96%
        Omega                                                       0.52%        0.16%      None        0.68%

ProFund VP:(17)
-----------------------------------------------------------------------------------------------------------------
        Access VP High Yield                                        0.75%        1.02%      0.25%       2.02%
        Bull                                                        0.75%        0.78%      0.25%       1.78%
        OTC                                                         0.75%        0.87%      0.25%       1.87%
        Large-Cap Value                                             0.75%        1.04%      0.25%       2.04%
        Large-Cap Growth                                            0.75%        2.06%      0.25%       3.06%
        Mid-Cap Value                                               0.75%        0.92%      0.25%       1.92%
        Mid-Cap Growth                                              0.75%        0.94%      0.25%       1.94%
        Small-Cap Value                                             0.75%        0.95%      0.25%       1.95%
        Small-Cap Growth                                            0.75%        0.90%      0.25%       1.90%
        Asia 30                                                     0.75%        0.86%      0.25%       1.86%
        Europe 30                                                   0.75%        0.78%      0.25%       1.78%
        Japan                                                       0.75%        0.85%      0.25%       1.85%
        UltraBull                                                   0.75%        0.89%      0.25%       1.89%
        UltraMid-Cap                                                0.75%        0.94%      0.25%       1.94%
        UltraSmall-Cap                                              0.75%        0.94%      0.25%       1.94%
        UltraOTC                                                    0.75%        0.88%      0.25%       1.88%
        Bear                                                        0.75%        0.90%      0.25%       1.90%
        Short Mid-Cap                                               0.75%        0.80%      0.25%       1.80%
        Short Small-Cap                                             0.75%        1.28%      0.25%       2.28%
        Short OTC                                                   0.75%        0.86%      0.25%       1.86%
        Banks                                                       0.75%        0.98%      0.25%       1.98%
        Basic Materials                                             0.75%        0.96%      0.25%       1.96%
        Biotechnology                                               0.75%        0.98%      0.25%       1.98%
        Consumer Goods                                              0.75%        0.99%      0.25%       1.99%
        Consumer Services                                           0.75%        1.20%      0.25%       2.20%
        Financials                                                  0.75%        0.92%      0.25%       1.92%
        Health Care                                                 0.75%        0.91%      0.25%       1.91%
-----------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)


                                                                                                        TOTAL
                                                                                                        ANNUAL
                                                                                                       PORTFOLIO
                                                                MANAGEMENT      OTHER       12b-1      OPERATING
               UNDERLYING PORTFOLIO                                FEES      EXPENSES(1)     FEES       EXPENSES
ProFund VP:(17) continued
------------------------------------------------------------------------------------------------------------------
        Industrials                                                 0.75%        0.99%       0.25%       1.99%
        Internet                                                    0.75%        0.94%       0.25%       1.94%
        Oil & Gas                                                   0.75%        0.92%       0.25%       1.92%
        Pharmaceuticals                                             0.75%        0.97%       0.25%       1.97%
        Precious Metals                                             0.75%        0.87%       0.25%       1.87%
        Real Estate                                                 0.75%        0.93%       0.25%       1.93%
        Semiconductor                                               0.75%        0.99%       0.25%       1.99%
        Technology                                                  0.75%        0.87%       0.25%       1.87%
        Telecommunications                                          0.75%        0.95%       0.25%       1.95%
        Utilities                                                   0.75%        0.95%       0.25%       1.95%
        U.S. Government Plus                                        0.50%        0.86%       0.25%       1.61%
        Rising Rates Opportunity                                    0.75%        0.75%       0.25%       1.75%

First Defined Portfolio Fund, LLC:(18, 19)
------------------------------------------------------------------------------------------------------------------
        First Trust(R) 10 Uncommon Values                           0.60%        0.76%       0.25%       1.61%
        Target Managed VIP                                          0.60%        1.25%       0.25%       2.10%
        The Dowsm DART 10                                           0.60%        1.53%       0.25%       2.38%
        Global Dividend Target 15                                   0.60%        1.85%       0.25%       2.70%
        S&P(R) Target 24                                            0.60%        1.58%       0.25%       2.43%
        NASDAQ(R) Target 15                                         0.60%        1.75%       0.25%       2.60%
        Value Line(R) Target 25                                     0.60%        1.48%       0.25%       2.33%
        The Dow Target Dividend(20)                                 0.60%        0.62%       0.25%       1.47%

The Prudential Series Fund, Inc.:
------------------------------------------------------------------------------------------------------------------
        SP William Blair International Growth                       0.85%        0.45%       0.25%       1.55%
------------------------------------------------------------------------------------------------------------------

(1) As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Summary of Contract Fees and Charges continued
--------------------------------------------------------------------------------

(2) The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:

                                                             TOTAL ACTUAL ANNUAL
                                                         PORTFOLIO OPERATING EXPENSES
           PORTFOLIO NAME                               AFTER EXPENSE REIMBURSEMENT
           AST William Blair International Growth                    1.11%
           AST LSV International Value                               1.22%
           AST DeAM Small-Cap Growth                                 1.02%
           AST DeAM Small-Cap Value                                  1.13%
           AST Goldman Sachs Mid-Cap Growth                          1.13%
           AST Neuberger Berman Mid-Cap Growth                       1.11%
           AST Neuberger Berman Mid-Cap Value                        1.04%
           AST AllianceBernstein Large-Cap Growth                    1.10%
           AST MFS Growth                                            1.07%
           AST Marsico Capital Growth                                1.02%
           AST Goldman Sachs Concentrated Growth                     1.00%
           AST DeAM Large-Cap Value                                  0.99%
           AST Cohen & Steers Realty                                 1.11%
           AST AllianceBernstein Growth & Income                     0.87%
           AST Hotchkis & Wiley Large-Cap Value                      0.90%
           AST American Century Strategic Balanced                   1.09%
           AST T. Rowe Price Asset Allocation                        1.07%
           AST Lord Abbett Bond-Debenture Portfolio                  0.97%
           AST PIMCO Total Return Bond                               0.78%
           AST PIMCO Limited Maturity Bond                           0.79%
           AST Money Market                                          0.58%

(3) Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

(4) Effective November 18, 2004, LSV Asset Management became the Sub-advisor of the Portfolio. Prior to November 18, 2004, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM International Equity Portfolio."

(5) Effective May 1, 2005, Eagle Asset Management and Neuberger Berman Management, Inc. became Co-Sub-advisors of the Portfolio. Prior to May 1, 2005, State Street Research and Management Company served as Sub-advisor of the Portfolio, then named "AST State Street Research Small-Cap Growth Portfolio."

(6) Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, J.P. Morgan Fleming Asset Management became Co-Sub-advisors of the Portfolio. Prior to November 18, 2004, GAMCO Advisors Inc. served as Sub-advisor of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."

(7) Effective May 1, 2005, the name of the Portfolio was changed from "AST Alliance Growth Portfolio" to "AST AllianceBernstein Large-Cap Growth Portfolio."

(8) Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Core Value Portfolio" to "AST AllianceBernstein Core Value Portfolio."

(9) Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Managed Index 500 Portfolio" to "AST AllianceBernstein Managed Index 500 Portfolio."

(10) Effective May 1, 2005, the name of the Portfolio was changed from "AST Alliance Growth and Income Portfolio" to "AST AllianceBernstein Growth & Income Portfolio."

(11) The Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios").

     (a) The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC. The management fee shown in the chart for the Portfolio is
     (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

     (b) The expense information shown in the chart for the Portfolio reflects
     (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.

     (c) Effective May 1, 2005, Prudential Investment LLC provides day-to-day management of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM Global Allocation Portfolio."

(12) (a) The Adviser of Wells Fargo Variable Trust has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown.

                                                             TOTAL ACTUAL ANNUAL
                                                         PORTFOLIO OPERATING EXPENSES
           PORTFOLIO NAME                               AFTER EXPENSE REIMBURSEMENT
           Advantage Equity Income                                   1.00%

     (b) In addition, the following name change was made effective May 1, 2005:

           OLD PORTFOLIO NAME                               NEW PORTFOLIO NAME
           Equity Income                                     Advantage Equity Income

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

(13) The Fund's adviser is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's adviser pursuant to expense limitation commitments between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.

(14) Effective July 1, 2005, the "AIM V.I. Health Sciences Fund" will be renamed "AIM V.I. Global Health Care Fund."

(15) Effective April 15, 2005, the name of the Portfolio was changed from "Evergreen VA International Growth Portfolio" to "Evergreen VA International Equity Portfolio."

(16) Effective April 15, 2005, the name of the Portfolio was changed from "Evergreen VA Special Equity Portfolio" to "Evergreen VA Growth Portfolio."

(17) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.78% for ProFund VP Rising Rates Opportunity) through December 31, 2005. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(18) The Funds' Board of Trustees reserve the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.

(19) For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expense expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that will allow First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period.

                                                             TOTAL ACTUAL ANNUAL
                                                         PORTFOLIO OPERATING EXPENSES
           PORTFOLIO NAME                               AFTER EXPENSE REIMBURSEMENT
           First Trust(R) 10 Uncommon Values                         1.37%
           Target Managed VIP                                        1.47%
           S&P Target 24                                             1.47%
           The Dow(sm) DART 10                                       1.47%
           Value Line(R) Target 25                                   1.47%
           Global Dividend Target 15                                 1.47%
           Nasdaq Target 15                                          1.47%
           Dow Target Dividend                                       1.47%

(20) The Dow(SM) Target Dividend Portfolio is newly organized. Accordingly, other expenses Other Expenses and Total Annual Fund Portfolio Operating Expenses are based on estimated expenses for the current fiscal year.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Expense Examples
--------------------------------------------------------------------------------

These examples are designed to assist you in understanding the various expenses you may incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the Contingent Deferred Sales Charges (when applicable), Annual Maintenance Fee, Insurance Charge, and the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product, as well as the maximum charges for the optional benefits that are offered under the Annuity that can be elected in combination with one another. Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples shown assume that: (a) you only allocate Account Value to the Sub-account with the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above), not to a Fixed Allocation; (b) the Insurance Charge is assessed as 1.65% per year; (c) the Annual Maintenance Fee is reflected as an asset-based charge based on an assumed average contract size;
(d) you make no withdrawals of Account Value during the period shown; (e) you make no transfers, or other transactions for which we charge a fee for during the period shown; (f) no tax charge applies; (g) the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product applies; (h) the charge for each optional benefit is reflected as an additional charge equal to 0.60% per year of the average daily net assets of the Sub-accounts for the Lifetime Five Income Benefit, 0.50% per year of the average daily net assets of the Sub-accounts for the Highest Daily Value Death Benefit and 0.25% of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit; and (i) assumes no Loyalty Credit. Amounts shown in the examples are rounded to the nearest dollar.

The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.



IF YOU SURRENDER YOUR ANNUITY AT          IF YOU ANNUITIZE YOUR ANNUITY AT         IF YOU DO NOT
THE END OF THE APPLICABLE TIME PERIOD:    THE END OF THE APPLICABLE TIME PERIOD:   SURRENDER YOUR ANNUITY:
----------------------------------------------------------------------------------------------------------------------
1 YR     3 YRS     5 YRS     10 YRS       1 YR    3 YRS     5 YRS     10 YRS       1 YR    3 YRS     5 YRS     10 YRS
$1,533   $2,871    $3,632    $6,785       $768    $2,241    $3,632    $6,785       $768    $2,241    $3,632    $6,785

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Investment Options
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

     The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

     The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

--------------------------------------------------------------------------------
     Effective as of the close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuity, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.

     Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.

     Either of the above Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close each of the above Sub-accounts to all Owners that owned the Annuity prior to the respective close dates.
--------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Investment Options continued
--------------------------------------------------------------------------------

                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 International   AST JPMorgan International Equity: seeks long-term capital growth by                     J.P. Morgan
 Equity          investing in a diversified portfolio of international equity securities. The Portfolio   Fleming Asset
                 seeks to meet its objective by investing, under normal market conditions, at least       Management
                 80% of its assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.
--------------------------------------------------------------------------------------------------------------------------------
 International   AST William Blair International Growth: seeks long-term capital                          William Blair &
 Equity          appreciation. The Portfolio invests primarily in stocks of large and medium-sized        Company, L.L.C.
                 companies located in countries included in the Morgan Stanley Capital
                 International All Country World Ex-U.S. Index.
--------------------------------------------------------------------------------------------------------------------------------
 International   AST LSV International Value (formerly AST DeAM International Equity): seeks              LSV Asset
 Equity          capital growth. The Portfolio pursues its objective by primarily investing at least      Management
                 80% of the value of its assets in the equity securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
--------------------------------------------------------------------------------------------------------------------------------
 International   AST MFS Global Equity: seeks capital growth. Under normal circumstances the              Massachusetts
 Equity          Portfolio invests at least 80% of its assets in equity securities of U.S. and            Financial Services
                 foreign issuers (including issuers in developing countries). The Portfolio generally     Company
                 seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap       AST Small-Cap Growth (formerly AST State Street Research Small-Cap                       Eagle Asset
 Growth          Growth): seeks long-term capital growth. The Portfolio pursues its objective by          Management,
                 primarily investing in the common stocks of small-capitalization companies.              Neuberger Berman
                                                                                                          Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap       AST DeAM Small-Cap Growth: seeks maximum growth of investors' capital                    Deutsche Asset
 Growth          from a portfolio of growth stocks of smaller companies. The Portfolio pursues its        Management, Inc.
                 objective, under normal circumstances, by primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the
                 Russell 2000 Growth(R) Index.
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap       AST Federated Aggressive Growth: seeks capital growth. The Portfolio                     Federated Equity
 Growth          pursues its investment objective by investing primarily in the stocks of small           Management
                 companies that are traded on national security exchanges, the NASDAQ stock               Company of
                 exchange and the over-the-counter-market.                                                Pennsylvania/
                                                                                                          Federated Global
                                                                                                          Investment
                                                                                                          Management Corp.
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap       AST Goldman Sachs Small-Cap Value: seeks long-term capital appreciation.                 Goldman Sachs
 Value           The Portfolio will seek its objective through investments primarily in equity            Asset Management,
                 securities that are believed to be undervalued in the marketplace. The Portfolio         L.P.
                 primarily seeks companies that are small-sized, based on the value of their outstanding stock.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap         AST Small-Cap Value (formerly AST Gabelli Small-Cap Value): seeks to provide            Integrity Asset
 Value             long-term capital growth by investing primarily in small-capitalization stocks that     Management, Lee
                   appear to be undervalued. The Portfolio will have a non-fundamental policy to           Munder Capital
                   invest, under normal circumstances, at least 80% of the value of its assets in          Group, J.P. Morgan
                   small capitalization companies.                                                         Fleming Asset
                                                                                                           Management
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap         AST DeAM Small-Cap Value: seeks maximum growth of investors' capital.                   Deutsche Asset
 Value             The Portfolio pursues its objective, under normal market conditions, by primarily       Management, Inc.
                   investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000(R) Value Index.
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap           AST Goldman Sachs Mid-Cap Growth: seeks long-term capital growth. The                   Goldman Sachs
 Growth            Portfolio pursues its investment objective, by investing primarily in equity            Asset Management,
                   securities selected for their growth potential, and normally invests at least 80%       L.P.
                   of the value of its assets in medium capitalization companies.
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap           AST Neuberger Berman Mid-Cap Growth: seeks capital growth. Under                        Neuberger Berman
 Growth            normal market conditions, the Portfolio primarily invests at least 80% of its net       Management Inc.
                   assets in the common stocks of mid-cap companies. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value     AST Neuberger Berman Mid-Cap Value: seeks capital growth. Under normal                  Neuberger Berman
                   market conditions, the Portfolio primarily invests at least 80% of its net assets       Management Inc.
                   in the common stocks of mid-cap companies. Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise before other investors realize their worth.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         AST Alger All-Cap Growth: seeks long-term capital growth. The Portfolio                 Fred Alger
                   invests primarily in equity securities, such as common or preferred stocks that         Management, Inc.
                   are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         AST Gabelli All-Cap Value: seeks capital growth. The Portfolio pursues its              GAMCO Investors,
                   objective by investing primarily in readily marketable equity securities including      Inc.
                   common stocks, preferred stocks and securities that may be converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         AST T. Rowe Price Natural Resources: seeks long-term capital growth                     T. Rowe Price
                   primarily through the common stocks of companies that own or develop natural            Associates, Inc.
                   resources (such as energy products, precious metals and forest products) and other basic commodities. The Portfolio normally invests primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.
--------------------------------------------------------------------------------------------------------------------------------

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST AllianceBernstein Large-Cap Growth (formerly, AST Alliance Growth):                  Alliance Capital
 Growth           seeks long-term capital growth. The Portfolio invests at least 80% of its total          Management, L.P.
                  assets in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST MFS Growth: seeks long-term capital growth and future income. Under                  Massachusetts
 Growth           normal market conditions, the Portfolio invests at least 80% of its total assets in      Financial Services
                  common stocks and related securities, such as preferred stocks, convertible              Company
                  securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST Marsico Capital Growth: seeks capital growth. Income realization is not              Marsico Capital
 Growth           an investment objective and any income realized on the Portfolio's investments,          Management, LLC
                  therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST Goldman Sachs Concentrated Growth: seeks growth of capital in a                      Goldman Sachs
 Growth           manner consistent with the preservation of capital. Realization of income is not         Asset Management,
                  a significant investment consideration and any income realized on the Portfolio's        L.P.
                  investments, therefore, will be incidental to the Portfolio's objective. The
                  Portfolio will pursue its objective by investing primarily in equity securities of companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST DeAM Large-Cap Value: seeks maximum growth of capital by investing                   Deutsche Asset
 Value            primarily in the value stocks of larger companies. The Portfolio pursues its             Management, Inc.
                  objective, under normal market conditions, by primarily investing at least 80% of the value of its assets in the equity securities of large-sized companies included in the Russell 1000(R) Value Index.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST AllianceBernstein Growth + Value: seeks capital growth by investing                  Alliance Capital
 Blend            approximately 50% of its assets in growth stocks of large companies and                  Management, L.P.
                  approximately 50% of its assets in value stocks of large companies. The
                  Portfolio will invest primarily in common stocks of large U.S. companies included in the Russell 1000(R) Index.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST AllianceBernstein Core Value (formerly AST Sanford Bernstein Core                    Alliance Capital
 Growth Value     Value): seeks long-term capital growth by investing primarily in common stocks.          Management, L.P.
                  The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty        AST Cohen & Steers Realty: seeks to maximize total return through                        Cohen & Steers
                  investment in real estate securities. The Portfolio pursues its investment               Capital
                  objective by investing, under normal circumstances, at least 80% of its net              Management, Inc.
                  assets in securities of real estate issuers.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST AllianceBernstein Managed Index 500 (formerly, AST Sanford Bernstein                  Alliance Capital
 Blend            Managed Index 500): seeks to outperform the S&P 500 through stock selection               Management, L.P.
                  resulting in different weightings of common stocks relative to the index. The
                  Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor's 500 Composite Stock Price Index.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST American Century Income & Growth: seeks capital growth with current                   American Century
 Value            income as a secondary objective. The Portfolio invests primarily in common                Investment
                  stocks that offer potential for capital growth, and may, consistent with its              Management, Inc.
                  investment objective, invest in stocks that offer potential for current income.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST AllianceBernstein Growth & Income: seeks long-term growth of capital                  Alliance Capital
 Value            and income while attempting to avoid excessive fluctuations in market value. The          Management, L.P.
                  Portfolio normally will invest in common stocks (and securities convertible into common stocks).
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST Hotchkis & Wiley Large-Cap Value: seeks current income and long-term                  Hotchkis & Wiley
 Value            growth of income, as well as capital appreciation. The Portfolio invests, under           Capital
                  normal circumstances, at least 80% of its net assets plus borrowings for                  Management, LLC
                  investment purposes in common stocks, of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
--------------------------------------------------------------------------------------------------------------------------------
 Asset            AST Global Allocation (formerly AST DeAM Global Allocation): seeks to obtain              Prudential
 Allocation/      the highest potential total return consistent with a specified level of risk              Investments LLC
 Balanced         tolerance. The Portfolio seeks to achieve its investment objective by investing in several other AST Portfolios ("Underlying Portfolios"). The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.
--------------------------------------------------------------------------------------------------------------------------------
 Asset            AST American Century Strategic Balanced: seeks capital growth and current                 American Century
 Allocation/      income. The Sub-advisor intends to maintain approximately 60% of the Portfolio's          Investment
 Balanced         assets in equity securities and the remainder in bonds and other fixed income             Management, Inc.
                  securities.
--------------------------------------------------------------------------------------------------------------------------------
 Asset            AST T. Rowe Price Asset Allocation: seeks a high level of total return by                 T. Rowe Price
 Allocation/      investing primarily in a diversified portfolio of fixed income and equity securities.     Associates, Inc.
 Balanced         The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary depending on the Sub-advisor's outlook for the markets.
--------------------------------------------------------------------------------------------------------------------------------
 Fixed Income     AST T. Rowe Price Global Bond: seeks to provide high current income and                   T. Rowe Price
                  capital growth by investing in high quality foreign and U.S. dollar-denominated           International, Inc.
                  bonds. The Portfolio will invest at least 80% of its total assets in fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
--------------------------------------------------------------------------------------------------------------------------------

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST Goldman Sachs High Yield: seeks a high level of current income and                  Goldman Sachs
                   may also consider the potential for capital appreciation. The Portfolio invests,        Asset Management,
                   under normal circumstances, at least 80% of its net assets plus any borrowings          L.P.
                   for investment purposes (measured at time of purchase) ("Net Assets") in high-
                   yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.
--------------------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST Lord Abbett Bond-Debenture: seeks high current income and the                       Lord, Abbett & Co.
                   opportunity for capital appreciation to produce a high total return. To pursue its      LLC
                   objective, the Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities and normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.
--------------------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST PIMCO Total Return Bond: seeks to maximize total return consistent with             Pacific Investment
                   preservation of capital and prudent investment management. The Portfolio will           Management
                   invest in a diversified portfolio of fixed-income securities of varying maturities.     Company LLC
                   The average portfolio duration of the Portfolio generally will vary within a three-     (PIMCO)
                   to six-year time frame based on the Sub-advisor's forecast for interest rates.
--------------------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST PIMCO Limited Maturity Bond: seeks to maximize total return consistent              Pacific Investment
                   with preservation of capital and prudent investment management. The Portfolio           Management
                   will invest in a diversified portfolio of fixed-income securities of varying            Company LLC
                   maturities. The average portfolio duration of the Portfolio generally will vary         (PIMCO)
                   within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates.
--------------------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST Money Market: seeks high current income while maintaining high levels               Wells Capital
                   of liquidity. The Portfolio attempts to accomplish its objective by maintaining a       Management, Inc.
                   dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective maturities of not more than 397 days.
--------------------------------------------------------------------------------------------------------------------------------
 International     GVIT Developing Markets: seeks long-term capital appreciation, under normal             Gartmore Global
 Equity            conditions by investing at least 80% of its total assets in stocks of companies of      Asset Management
                   any size based in the world's developing economies. Under normal market                 Trust/Gartmore
                   conditions, investments are maintained in at least six countries at all times and       Global Partners
                   no more than 35% of total assets in any single one of them.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap         Advantage Equity Income Fund (formerly Equity Income): Seeks long-term                  Wells Fargo Funds
 Value             capital appreciation and above-average dividend income. The Portfolio invests in        Management, LLC
                   the common stocks of large U.S. companies with strong return potential and above-average dividend income. The Portfolio invests principally in securities of companies with market capitalizations of $3 billion or more.
--------------------------------------------------------------------------------------------------------------------------------

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AMERICAN SKANDIA APEX II PROSPECTUS


                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap           AIM Variable Insurance Funds -- AIM V.I. Dynamics Fund -- Series I                        A I M Advisors,
 Growth            shares (formerly, an INVESCO fund): seeks long-term capital growth. The                   Inc.
                   Portfolio pursues its objective by normally investing at least 65% of its assets in common stocks of mid-sized companies that are included in the Russell Midcap
                   Growth(R) Index at the time of purchase.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         AIM Variable Insurance Funds -- AIM V.I. Technology Fund -- Series I                      A I M Advisors,
                   shares (formerly, an INVESCO fund): seeks capital growth. The Portfolio normally          Inc.
                   invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         AIM Variable Insurance Funds -- AIM V.I. Health Sciences Fund --                          A I M Advisors,
                   Series I shares (formerly, an INVESCO fund) (Effective July 1, 2005, AIM V.I.             Inc.
                   Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund): seeks capital growth. The Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies related to health care.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         AIM Variable Insurance Funds -- AIM V.I. Financial Services Fund --                       A I M Advisors,
                   Series I shares (formerly, an INVESCO fund):  seeks capital growth. The                   Inc.
                   Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries, and suppliers to financial services companies.
--------------------------------------------------------------------------------------------------------------------------------
 International     Evergreen VA International Equity (formerly Evergreen VA International                    Evergreen
 Equity            Growth): seeks long-term capital growth and secondarily, modest income. The               Investment
                   Portfolio normally invests 80% of its assets in equity securities issued by               Management
                   established, quality, non-U.S. companies located in countries with developed              Company, LLC
                   markets and may purchase across all market capitalizations. The Portfolio normally invests at least 65% of its assets in securities of companies in at least three different countries (other than the U.S.).
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap         Evergreen VA Growth (formerly Evergreen VA Special Equity): seeks long-term               Evergreen
 Growth            capital growth. The Portfolio invests at least 75% of its assets in common stocks         Investment
                   of small- and medium-sized companies (i.e., companies whose market                        Management
                   capitalizations fall within the range of the Russell 2000(R) Growth Index, at the         Company, LLC
                   time of purchase).
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         Evergreen VA Omega: seeks long-term capital growth. The Portfolio invests                 Evergreen
                   primarily, and under normal conditions, substantially all of its assets in common         Investment
                   stocks and securities convertible into common stocks of U.S. companies across             Management
                   all market capitalizations.                                                               Company, LLC
--------------------------------------------------------------------------------------------------------------------------------

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 International     ProFund VP Europe 30: seeks daily investment results, before fees and                ProFund Advisors
 Equity            expenses, that correspond to the daily performance of the ProFunds Europe 30         LLC
                   Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Asia 30: seeks daily investment results, before fees and expenses,        ProFund Advisors
                   that correspond to the daily performance of the ProFunds Asia 30 Index. The          LLC
                   ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the
                   NASDAQ as depository receipts or ordinary shares.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Japan: seeks daily investment results, before fees and expenses,          ProFund Advisors
                   that correspond to the daily performance of the Nikkei 225 Stock Average. Since      LLC
                   the Japanese markets are not open when ProFund VP Japan values its shares,
                   ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock
                   Average.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Banks: seeks daily investment results, before fees and expenses,          ProFund Advisors
                   that correspond to the daily performance of the Dow Jones U.S. Banks Index.          LLC
                   The Dow Jones U.S. Banks Index measures the performance of the banking industry portion of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Basic Materials: seeks daily investment results, before fees and          ProFund Advisors
                   expenses, that correspond to the daily performance of the Dow Jones U.S. Basic       LLC
                   Materials Sector Index. The Dow Jones U.S. Basic Materials Sector Index
                   measures the performance of the basic materials economic sector of the U.S.
                   equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Biotechnology: seeks daily investment results, before fees and            ProFund Advisors
                   expenses, that correspond to the daily performance of the Dow Jones U.S.             LLC
                   Biotechnology Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry portion of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Consumer Services (formerly, ProFund VP Consumer Cyclical):               ProFund Advisors
                   seeks daily investment results, before fees and expenses, that correspond to the     LLC
                   daily performance of the Dow Jones U.S. Consumer Services Index. The Dow
                   Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Consumer Goods (formerly, ProFund VP Consumer Non-Cyclical):              ProFund Advisors
                   seeks daily investment results, before fees and expenses, that correspond to the     LLC
                   daily performance of the Dow Jones U.S. Consumer Goods Index. The Dow
                   Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Oil & Gas (formerly, ProFund VP Energy): seeks daily investment         ProFund Advisors
               results, before fees and expenses, that correspond to the daily performance of     LLC
               the Dow Jones U.S. Oil & Gas Index. The Dow Jones U.S. Oil & Gas Sector
               Index measures the performance of the energy sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Financials: seeks daily investment results, before fees and             ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S.           LLC
               Financials Sector Index. The Dow Jones U.S. Financials Sector Index measures the performance of the financial services economic sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Health Care: seeks daily investment results, before fees and            ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S.           LLC
               Health Care Index. The Dow Jones U.S. Health Care Index measures the performance of the healthcare economic sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Industrials: seeks daily investment results, before fees and            ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S.           LLC
               Industrials Index. The Dow Jones U.S. Industrials Index measures the performance of the industrial economic sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Internet: seeks daily investment results, before fees and expenses,     ProFund Advisors
               that correspond to the daily performance of the Dow Jones Composite Internet       LLC
               Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Pharmaceuticals: seeks daily investment results, before fees and        ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S.           LLC
               Pharmaceuticals Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry portion of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Precious Metals: seeks daily investment results, before fees and        ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones Precious       LLC
               Metals Index. The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Real Estate: seeks daily investment results, before fees and            ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S. Real      LLC
               Estate Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry portion of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Semiconductor: seeks daily investment results, before fees and          ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S.           LLC
               Semiconductor Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry portion of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Technology: seeks daily investment results, before fees and             ProFund Advisors
               expenses, that correspond to the daily performance of the Dow Jones U.S.           LLC
               Technology Sector Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Telecommunications: seeks daily investment results, before fees                     ProFund Advisors
               and expenses, that correspond to the daily performance of the Dow Jones U.S.                   LLC
               Telecommunications Sector Index. The Dow Jones U.S. Telecommunications
               Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Utilities: seeks daily investment results, before fees and expenses,                ProFund Advisors
               that correspond to the daily performance of the Dow Jones U.S. Utilities Sector                LLC
               Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Bull: seeks daily investment results, before fees and expenses,                     ProFund Advisors
               that correspond to the daily performance of the S&P 500(R) Index.                              LLC
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Bear: seeks daily investment results, before fees and expenses, that                ProFund Advisors
               correspond to the inverse (opposite) of the daily performance of the S&P 500(R) Index.         LLC
               If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P
               500(R) Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the
               Index when the Index rises on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP UltraBull: seeks daily investment results, before fees and                          ProFund Advisors
               expenses, that correspond to twice (200%) the daily performance of the S&P                     LLC
               500(R) Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP
               Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500(R) Index. If ProFund
               VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500(R)
               Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the
               Index declines on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP OTC: seeks daily investment results, before fees and expenses,                      ProFund Advisors
               that correspond to the daily performance of the NASDAQ-100 Index(R). "OTC" in                  LLC
               the name of ProFund VP OTC refers to securities that do not trade on a U.S.
               securities exchange registered under the Securities Exchange Act of 1934.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Short OTC: seeks daily investment results, before fees and                          ProFund Advisors
               expenses, that correspond to the inverse (opposite) of the daily performance of                LLC
               the NASDAQ-100 Index(R). If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index(R) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP Short
               OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP UltraOTC: seeks daily investment results, before fees and                        ProFund Advisors
                   expenses, that correspond to twice (200%) the daily performance of the                      LLC
                   NASDAQ-100 Index(R). If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index(R) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC"
                   in the name of ProFund VP UltraOTC refers to securities that do not trade on a
                   U.S. securities exchange registered under the Securities Exchange Act of 1934.
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value     ProFund VP Mid-Cap Value: seeks daily investment results, before fees and                   ProFund Advisors
                   expenses, that correspond to the daily performance of the S&P MidCap 400/                   LLC
                   Barra Value Index(R). The S&P MidCap400/Barra Value Index(R) is a float adjusted market capitalization weighted index comprised of the stocks in the S&P MidCap
                   400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.
--------------------------------------------------------------------------------------------------------------------------------
 Mid Cap           ProFund VP Mid-Cap Growth: seeks daily investment results, before fees and                  ProFund Advisors
 Growth            expenses, that correspond to the daily performance of the S&P MidCap 400/                   LLC
                   Barra Growth Index(R). The S&P MidCap 400/Barra Growth Index(R) is a float adjusted market capitalization weighted index comprised of the stocks in the
                   S&P MidCap 400 Index(R) that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP UltraMid-Cap: seeks daily investment results, before fees and                    ProFund Advisors
                   expenses, that correspond to twice (200%) the daily performance of the S&P                  LLC
                   MidCap 400 Index(R). If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index(R) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap         ProFund VP Small-Cap Value: seeks daily investment results, before fees and                 ProFund Advisors
 Value             expenses, that correspond to the daily performance of the S&P SmallCap 600/                 LLC
                   Barra Value Index(R). The S&P SmallCap 600/Barra Value Index(R) is a float adjusted market capitalization weighted index comprised of the stocks in the
                   S&P SmallCap 600/Barra Value Index(R) that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap         ProFund VP Small-Cap Growth: seeks daily investment results, before fees                    ProFund Advisors
 Growth            and expenses, that correspond to the daily performance of the S&P SmallCap                  LLC
                   600/Barra Growth Index(R). The S&P SmallCap 600/Barra Growth Index(R) is a float adjusted market capitalization weighted index comprised of the stocks in the
                   S&P SmallCap 600/Barra Growth Index(R) that have comparatively high price-to-
                   book ratios as determined before each semiannual rebalance date.
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AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Investment Options continued
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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP UltraSmall-Cap: seeks daily investment results, before fees and                 ProFund Advisors
               expenses, that correspond to twice (200%) the daily performance of the Russell             LLC
               2000(R) Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index(R) when the Index rises on a given day.
               Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP U.S. Government Plus: seeks daily investment results, before fees               ProFund Advisors
               and expenses, that correspond to one and one-quarter times (125%) the daily                LLC
               price movement of the most recently issued 30-year U.S. Treasury bond ("Long
               Bond"). In accordance with its stated objective, the net asset value of ProFund
               VP U.S. Government Plus generally should decrease as interest rates rise. If
               ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times (125%) as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     ProFund VP Rising Rates Opportunity: seeks daily investment results, before                ProFund Advisors
               fees and expenses, that correspond to one and one-quarter times (125%) the                 LLC
               inverse (opposite) of the daily price movement of the most recently issued
               30-year U.S. Treasury bond ("Long Bond"). In accordance with its stated
               objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall. If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap     ProFund VP Large-Cap Growth: seeks daily investment results, before fees                   ProFund Advisors
 Growth        and expenses, that correspond to the daily performance of the S&P 500/Barra                LLC
               Growth Index(R). The S&P 500/Barra Growth Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.
--------------------------------------------------------------------------------------------------------------------------------
 Large Cap     ProFund VP Large-Cap Value: seeks daily investment results, before fees and                ProFund Advisors
 Value         expenses, that correspond to the daily performance of the S&P 500/Barra Value              LLC
               Index(R). The S&P 500/Barra Value Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Specialty   ProFund VP Short Small-Cap: seeks daily investment results, before fees and                 ProFund Advisors
             expenses, that correspond to the inverse (opposite) of the daily performance of             LLC
             the Russell 2000(R) Index. If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the
             Index when the Index rises on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty   ProFund VP Short Mid-Cap: seeks daily investment results, before fees and                   ProFund Advisors
             expenses, that correspond to the inverse (opposite) of the daily performance of             LLC
             the S&P MidCap 400 Index(R). If ProFund VP Short Mid-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty   Access VP High Yield: seeks to provide investment results that correspond                   ProFund Advisors
             generally to the total return of the high yield market consistent with maintaining          LLC
             reasonable liquidity. The Access VP High Yield, created by ProFund Advisors, will achieve its high yield exposure primarily through CDSs but may invest in high yield debt instruments ("junk bonds"), Interest rate swap agreements and futures contracts, and other debt and money market instruments without limitation, consistent with applicable regulations. Under normal market conditions, the fund will invest at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt market and/or in high yield debt securities. The fund seeks to maintain exposure to the high yield bond markets regardless of market conditions and without taking defensive positions.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty   First Trust(R) 10 Uncommon Values: seeks to provide above-average capital                   First Trust Advisors
             appreciation. The Portfolio seeks to achieve its objective by investing primarily in        L.P.
             the ten common stocks selected by the Investment Policy Committee of Lehman
             Brothers Inc. ("Lehman Brothers") with the assistance of the Research
             Department of Lehman Brothers which, in their opinion have the greatest potential for capital appreciation during the next year. The stocks included in the
             Portfolio are adjusted annually on or about July 1st in accordance with the selections of Lehman Brothers.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty   Target Managed VIP: seeks to provide above-average total return. The Portfolio              First Trust Advisors
             seeks to achieve its objective by investing in common stocks of the most                    L.P.
             attractive companies that are identified by a model based on six uniquely specialized strategies -- The Dow(sm) DART 5, the European Target 20, the
             Nasdaq(R) Target 15, the S&P Target 24, the Target Small Cap and the Value Line(R)
             Target 25.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Investment Options continued
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                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     The Dow(SM) DART 10: seeks to provide above-average total return. The                    First Trust Advisors
               Portfolio seeks to achieve its objective by investing in common stocks issued by         L.P.
               companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the ten companies in the DJIA that have the highest combined dividend yields and buyback ratios on or about the applicable stock selection date.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     Global Dividend Target 15 (formerly, Global Target 15): seeks to provide                 First Trust Advisors
               above-average total return. The Portfolio seeks to achieve its objective by              L.P.
               investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the companies which are components of the
               DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the
               Hang Seng Index. The Portfolio primarily consists of common stocks of the five companies with the lowest per share stock prices of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, that have the highest dividend yield in the respective index on or about the applicable stock selection date.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     S&P(R) Target 24: seeks to provide above-average total return. The Portfolio             First Trust Advisors
               seeks to achieve its objective by investing in common stocks issued by                   L.P.
               companies that have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of twenty-four companies selected from a subset of the stocks included in the Standard & Poor's 500 Composite Stock Price
               Index(R). The subset of stocks will be taken from each of the eight largest economic sectors of the S&P 500 Index(R) based on the sector's market capitalization.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     The Dow(SM) Target Dividend seeks to provide above-average total return. The             First Trust Advisors
               Portfolio seeks to achieve its objective by investing in common stocks issued by         L.P.
               companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index(SM) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio as of the close of business on or about the applicable stock selection date.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     Value Line(R) Target 25: seeks to provide above-average capital appreciation.            First Trust Advisors
               The Portfolio seeks to achieve its objective by investing in 25 of the 100               L.P.
               common stocks that Value Line(R) gives a #1 ranking for Timeliness[TM] which have recently exhibited certain positive financial attributes as of the close of business on the applicable stock selection date through a multi-step process.
--------------------------------------------------------------------------------------------------------------------------------
 Specialty     Nasdaq(R) Target 15: seeks to provide above-average total return. The Portfolio          First Trust Advisors
               seeks to achieve its objective by investing in common stocks issued by                   L.P.
               companies that are expected to have the potential for capital appreciation. The
               Portfolio invests primarily in the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the Nasdaq-100 Index(R) on or about the applicable stock selection date through a multi-step process.
--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------


                                                                                                            PORTFOLIO
   STYLE/                                                                                                    ADVISOR/
    TYPE                                    INVESTMENT OBJECTIVES/POLICIES                                  SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
 International     The Prudential Series Fund, Inc. -- SP William Blair International                   Prudential
 Equity            Growth: Seeks long-term capital appreciation. The Portfolio invests primarily in     Investments LLC/
                   stocks of large and medium-sized companies located in countries included in the      William Blair &
                   Morgan Stanley Capital International All Country World Ex-U.S. Index. Under          Company, LLC
                   normal market conditions, the portfolio invests at least 80% of its net assets in equity securities. The Portfolio's assets normally will be allocated among not fewer than six different countries and will not concentrate investments in any particular industry.
--------------------------------------------------------------------------------------------------------------------------------

"Standard & Poor's(R), "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial Averagesm", "DJIAsm", "Dow Industrialssm", "Dow Jones Select Dividend Index(sm)", and "The Dow 10(sm)", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow(SM) DART 10 portfolio, and The Dow(SM) Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R) 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R) 10 Uncommon Values portfolio.

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?

We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

     Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Fees and Charges
--------------------------------------------------------------------------------

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

     The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply solely to the variable investment options may include amounts based on market appreciation of the variable investment option values.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages are shown below.

  YEARS             1           2           3           4           5+
--------------------------------------------------------------------------------
   CHARGE (%)     8.5%        8.0%        7.0%        6.0%        0.0%

     The CDSC period is based on the Issue Date of the Annuity, not on the date each Purchase Payment is applied to the Annuity. Purchase Payments applied to the Annuity after the Issue Date do not have their own CDSC period. During the first four (4) Annuity Years, under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a "Free Withdrawal." After four (4) complete Annuity Years, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn. Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 4. For purposes of calculating the CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

     We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

     Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------


a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

     Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

     Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3-1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

     We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

     In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to 1.65% on an annual basis. The Insurance Charge is a combination of the Mortality & Expense Risk Charge (1.50%) and the Administration Charge (0.15%). The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

     The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

     Optional Benefits for which we assess a charge solely against the variable investment options: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis as described elsewhere in the prospectus.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Fees and Charges continued
--------------------------------------------------------------------------------


Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT FEES AND EXPENSES ARE INCURRED BY THE PORTFOLIOS?

Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Purchasing Your Annuity
--------------------------------------------------------------------------------

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment: You must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

     Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

     Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your investment professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an arrangement called "bank drafting" where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

     Age Restrictions: The Owner must be age 85 or under as of the Issue Date of the Annuity. If the Annuity is owned jointly, the oldest of the Owners must be age 85 or under on the Issue Date. If the Annuity is owned by an entity, the Annuitant must be age 85 or under as of the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59-1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

     Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

o Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly, however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."

o Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.

o Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the death benefit to the individual that is your spouse at the time of your death (as defined under federal tax laws and regulations). If no beneficiary is named the death benefit will be paid to you or your estate.

     Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

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MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

o a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

o    a new Annuitant subsequent to the Annuity Date;

o for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and

o a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant

If the Annuity is owned by an entity and the surviving spouse is named as a Contingent Annuitant, upon the death of the Annuitant, the surviving spouse that was named as the Contingent Annuitant will become the Annuitant. No Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant (and any required proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted and, depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

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MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

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HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

     Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations.

     Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT?

For annuitites issued on or after June 20, 2005 (subject to state availability), we apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). The Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuance option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE?

Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Variable Investment Options in the same percentages as Purchase Payments are then being allocated to your Annuity.

Example of Applying the Loyalty Credit

Assume you make an initial Purchase Payment of $10,000. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is equal to 2.25% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $337.50.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

     We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that

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is imposed by any portfolio available under this Annuity. Currently, any purchase, redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

     Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

     Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

     Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

     In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o With respect to each Sub-account (other than the AST Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
     (ii) do not count any transfer that solely

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     involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

o We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

o If we deny one or more transfer requests under the foregoing rules, we will inform you or your investment professional promptly of the circumstances concerning the denial.

o Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by an investment professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an investment professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

     Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from variable investment options, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your purchase payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

     You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

o You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

o You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

o Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

     NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts dur-

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ing the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

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American Skandia may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
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     Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

     The Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option Plus(SM), the Guaranteed Return Option or the automatic rebalancing programs when it involves transfers out of the Fixed Allocations and is also not available when you elect an asset allocation program.

DO YOU OFFER ANY AUTOMATIC REBALANCING
PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the variable investment options you chose are rebalanced to the allocation percentages you requested. With automatic rebalancing, we transfer the appropriate amount from the " overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. Any transfer to or from any variable investment option that is not part of your automatic rebalancing program, will be made, however that variable investment option will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

     There is no minimum Account Value required to enroll in automatic rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program. Participation in the automatic rebalancing program may be restricted if you are enrolled in certain other optional programs.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

Yes. Certain "static asset allocation programs" are available for use with the Annuity. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. For more information on the asset allocation programs, see the Appendix entitled "Additional Information on the Asset Allocation Programs."

     Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We

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reserve the right to terminate or change the asset allocation programs at any time. You should consult with your Investment Professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus(SM). (The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available variable investment options while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the variable investment options under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the variable investment options may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the variable investment options were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

     Example

     Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the variable investment options. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

     The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

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subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.

MAY I GIVE MY INVESTMENT PROFESSIONAL PERMISSION TO MANAGE MY ACCOUNT VALUE?

Yes. Your Investment Professional may direct the allocation of your Account Value and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. If your Investment Professional has this authority, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

     Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a Market Value Adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately the Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Investment Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as an Investment Professional and investment advisor. Alternatively, the investment advisor may compensate the Investment Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Investment Professional receive in connection with your Annuity, you should ask them for more details.

     We or an affiliate of ours may provide administrative support to licensed, registered Investment Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Investment Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Investment Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an Investment Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia. Contracts managed by your investment professional also are subject to the restrictions on

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transfers between investment options that are discussed in the section entitled '"ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?". Since transfer activity under contracts managed by an investment professional or third party investment advisor may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com). Limitations that we may impose on your investment professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

     The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

     A Guarantee Period for a Fixed Allocation begins:

o when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;

o upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or

o    when you "renew" a Fixed Allocation by electing a new Guarantee Period.

     To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?"). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

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American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
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     On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

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HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

     We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

     The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.

o "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

o "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

o "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula

The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)]N/365

where:

     I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     N is the number of days remaining in the original Guarantee Period.

     If you surrender your Annuity under the right to cancel provision, the MVA formula is

                             [(1 + I)/(1 + J)]N/365

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MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

o You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).

o The Strip Yields for coupon Strips beginning on the Allocation Date and maturing on the Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).

o You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

                   MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =
                           [1.055/1.041]2 = 1.027078

                          Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                              Factor = $59,448.56

Example of Negative MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

                    MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =
                           [1.055/1.071]2 = 0.970345

                          Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                             Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

     If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

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WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. The CDSC will be assessed on the amount of Purchase Payments, not on the Account Value at the time of the withdrawal or surrender. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations".)

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59-1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

o To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-4 without a CDSC being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Free Withdrawal you may request is $100.

o You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount will depend on the Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

     When we determine if a CDSC applies to partial withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

     You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

     Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

     To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4

The maximum Free Withdrawal amount during each of Annuity Year 1 through Annuity Year 4 (when a CDSC would otherwise apply to a partial withdrawal or surrender of your initial Purchase Payments) is 10% of all Purchase Payments. We may apply a Market Value Adjustment to any Fixed Allocations. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 4. If, during Annuity Years 1 through 4, all Purchase Payments withdrawn are subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Year 5+

After Annuity Year 4, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.

     NOTE: Amounts that you have withdrawn as a Free Withdrawal will not reduce the amount of any CDSC that we deduct if, during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. The maximum Free Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.

2. Assume you make an initial Purchase Payment of $10,000 and make an additional Purchase Payment of $5,000 in Annuity Year 2. The maximum Free Withdrawal amount during Annuity Year 3 and 4 would be 10% of $15,000, or $1,500. From Annuity Year 5 and thereafter, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.

3. Assume you make an initial Purchase Payment of $10,000 and take a Free Withdrawal of $500 in Annuity Year 2 and $1,000 in Annuity Year 3. If you surrender your Annuity in Annuity Year 4, the CDSC will be assessed against the initial Purchase Payment amount ($10,000), not the amount of Purchase Payments reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?

A CDSC may be assessed against a partial withdrawal during the first four (4) Annuity Years. Whether a CDSC applies and the amount to be charged depends on whether the partial withdrawal exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1. If you request a partial withdrawal, we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);

2. If the amount requested exceeds the available Free Withdrawal amount, we determine if a CDSC will apply to the partial withdrawal based on the number of years that have elapsed since the Annuity was issued. The maximum Free Withdrawal amount during each of Annuity Years 1 through 4 is 10% of all Purchase Payments. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. If, during Annuity Years 1 through 4, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals during the first four (4) Annuity Years may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

     Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

     The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in the Annuity for the period requested), we may postpone the withdrawal and add

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the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59-1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

     You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59-1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

     Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

     The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Minimum Distributions but does not apply to Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

     You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

     For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. We may apply a Market Value Adjustment to any Fixed Allocations.

     Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

     To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value.

     This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

o the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the

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     "Contingency Event" described below in order to qualify for a medically-related surrender.

o the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

o if the Owner is one or more natural persons, all such Owners must also be alive at such time;

o we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

o this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.

     A "Contingency Event" occurs if the Annuitant is:

o first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

o    first diagnosed as having a "Fatal Illness" while your Annuity is in force.

     The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit" and the "Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

     When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

     Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until

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the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

     We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, choosing an Annuity Date within four (4) years of the Issue Date of the Annuity may limit the available annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

     You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:

o a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

o the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

     If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments

Generally, we offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment.

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A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

o    Variable Payments (Options 1-3)

     We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

o    Stabilized Variable Payments (Option 5)

     This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

o    Stabilized Variable Payments with a Guaranteed Minimum (Option 6)

     This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

     The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Living Benefit Programs
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DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of variable investment options, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in variable investment options while:

o protecting a principal amount from decreases in value due to investment performance as of specified future dates;

o taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or

o guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments beginning after a waiting period.

     Below is a brief summary of the "living benefits" that American Skandia offers. Please refer to the benefit description for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your investment professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g. comparing the tax implications of the withdrawal benefit and annuity payments).

I. The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control by allocating and transferring your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II. The Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees your ability to make cumulative withdrawals over time equal to an initial principal value (called the "Protected Value"), regardless of decreases in your Account Value due to market losses. The GMWB program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III. The Guaranteed Minimum Income Benefit (GMIB) guarantees your ability, after a minimum seven-year waiting period, to begin receiving income from the Annuity in the form of annuity payments based on your total purchase payments under the Annuity and an annual increase of 5% on such Purchase Payments, adjusted for withdrawals, regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

IV. The Lifetime Five Income Benefit guarantees your ability to withdraw amounts equal to a percentage of a "Protected Withdrawal Value" regardless of decreases in your Account Value due to market losses. The Lifetime Five Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for

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     non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))

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The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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     We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

     The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

     The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

o Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

o Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee

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     more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the protected principal value or enhanced protected principal value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

     Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than systematic withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations. Systematic withdrawals will be taken pro-rata from the Variable Investment Options and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the variable investment options. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

     Charges for other optional benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40[TM] Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

     The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus(SM) program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

o The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

o The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

o the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

o    The result is then further reduced by the ratio of A to B, where:

     o A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

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     o B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).

     The resulting base guarantee amount is: $237,500 x (1 - $7,500 / $177,500), or $227,464.79.

o The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:

o The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).

o The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- Allocation of Account Value

Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

o If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

o If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the variable investment options if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
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     Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal

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Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the variable investment options differently than each other because of the different guarantees they support.

     American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus, will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the variable investment options as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro-rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

     The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

     The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option Plus

This program is subject to certain rules and restrictions, including, but not limited to the following:

o Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger

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     may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.

o You cannot allocate any portion of Purchase Payments or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.

o Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

o Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.

o Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

o Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.

o As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.

o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

     We deduct a charge equal to 0.25% of the average daily net assets of the sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

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The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect the GRO Plus Rider, the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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     We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

     The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

     The guarantees provided by the program exist only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior

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to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- Protected Principal Value

o Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

     Any amounts added to your Annuity to support our guarantees under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro-rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- Allocation of Account Value

Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

o If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

o If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the variable investment options if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
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     American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility,

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interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date.

Termination of the Program

The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

     The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes the Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

     The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option

This program is subject to certain rules and restrictions, including, but not limited to the following:

o Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. The Fixed Allocations may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.

o Annuity Owners cannot allocate any portion of Purchase Payments or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.

o Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

o Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.

o Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

o Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.

o As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.

o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be

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     counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. In those states where the daily deduction of the charge has not yet been approved, the annual charge is deducted annually, in arrears. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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   Effective November 18, 2002, American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between January 17, 2002 and November
   15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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  The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed
  Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit rider or the Lifetime Five Income Benefit rider.
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     We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- Protected Value

The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

     The Protected Value is determined as of the date you make your first withdrawal under the Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

o If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

o If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.

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o If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment.

     You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5th Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

     Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE -- Protected Annual
Withdrawal Amount

The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

     The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

o If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

o Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment.

o If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

     The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

o The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

o The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount

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withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

o the Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);

o    The result is then further reduced by the ratio of A to B, where:

     o A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).

     o B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).

     The resulting Protected Value is: $232,500 x (1 - $2,500 / $212,500), or $229,764.71.

o    the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
     B: The resulting Protected Annual Withdrawal Amount is: $17,500 x (1 - $2,500 / $212,500), or $17,294.12.

o The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000 withdrawal is made on October 13, 2005 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

o the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).

o The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

Benefits Under the GMWB Program

o In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

o If the death benefit under the Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under the Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

o If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving

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     annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

Other Important Considerations

o Withdrawals under the GMWB program are subject to all of the terms and conditions of the Annuity, including any CDSC and MVA that may apply.

o Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.

o The GMWB program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

o You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program

Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

     We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program

The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon due proof of death (unless your surviving spouse elects to continue the Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

     The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program

Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.

o If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

o If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70-1/2. The

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amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect the Guaranteed Return Option program, Guaranteed Return Option Plus program, the Guaranteed Minimum Withdrawal Benefit rider or the Lifetime Five Income Benefit rider.
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     We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of the Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

     The Protected Income Value is subject to a limit of 200% (2x) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

o Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

o Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected

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     Income Value by the proportional impact of the withdrawal on your Account Value.

o Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

o As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of the Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity, will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

     Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

o A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period.

o The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

o When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.

o If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

o A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

     Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

     The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

o the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

o The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the

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withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

o the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

o    The result is then further reduced by the ratio of A to B, where:

     o A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

     o B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

     The resulting Protected Income Value is: $239,506.64 x (1 - $7,500 / $217,500), or $231,247.79.

o The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

     o the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

     o The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95th birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92nd birthday.

     The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

     On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 -- Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 -- Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

o If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

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o If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

     You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

o You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect the Annuity's Account Value, Surrender Value or the amount payable under either the basic death benefit provision of the Annuity or any optional death benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

o The Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

o Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

o If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.

o Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.

o At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

Election of the Program

Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program

The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date the Annuity is fully surrendered, on the date the death benefit is payable to your Beneficiary (unless your surviving

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spouse elects to continue the Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

     Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

     The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of the Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the variable investment options and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

     No charge applies after the Annuity Date.

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LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, Lifetime Five can be elected only once each Annuity Year, and only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Income Benefit rider. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with an eligible model under our asset allocation programs, which are generally described in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.
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     We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of

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the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- Protected Withdrawal Value

The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent Purchase Payments.

o If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

o For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

o If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

     You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.

     Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

     The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro-rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program,

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if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

KEY FEATURE -- Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

     The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

o If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

o If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

     The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs

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on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2011 is equal to $240,000.

     The initial Protected Withdrawal Value is calculated as the greatest of
(a), (b) and (c):

     (a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 x 1.05(393/365) =
          $263,484.33

     (b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

     (c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

     Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

o Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550

     Annual Withdrawal Amount for future Annuity Years remains at $18,550

o Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250

     Annual Income Amount for future Annuity Years remains at $13,250

o    Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

     (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

o Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550

o Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

o Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income x Annual Income Amount = $1,750 / ($263,000 - $13,250) x $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

o    Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

     (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

o    Remaining Annual Withdrawal Amount for current Annuity Year = $0
     Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

o Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal x Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) x $18,550 = $489
     Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 =
     $18,061

o    Remaining Annual Income Amount for current Annuity Year = $0
     Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

o Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income x Annual Income Amount = $11,750 / ($263,000 - $13,250) - $13,250 = $623 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

o Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

o Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal x Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) - $246,450 = $6,503

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     Protected Withdrawal Value = $246,450 - max {$6,450, $6,503} = $239,947

Example 3. Step-up of the Protected Withdrawal Value

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 {$265,000 - ($13,250 x 5)}. If a step-up is elected on March 1, 2011, then the following values would result:

o    Protected Withdrawal Value = Account Value on March 1, 2011 = $240,000

o Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped-up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.

o Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore the Annual Withdrawal Amount remains $18,550.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM

o If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

o If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

     (1)  apply your Account Value to any annuity option available; or

     (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

     (3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

     We must receive your request in a form acceptable to us at our office.

o In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

     (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

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     (2)  the Account Value.

o If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

o Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.

o Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

o You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

o You must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit in order to elect and maintain the Lifetime Five program. Asset allocation programs are described generally in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.

Election of the Program

The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

Termination of the Program

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of the Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70-1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Death Benefit
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WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers three different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options.

     The basic Death Benefit is the greater of:

o The sum of all Purchase Payments less the sum of all proportional withdrawals.

o The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

     "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

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Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

     The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Death Benefit continued
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.   the basic Death Benefit described above; PLUS

2.   40% of your "Growth" under the Annuity, as defined below.

     "Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

     "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

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The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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The Enhanced Beneficiary Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit. Please see Appendix D for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.
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     See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

     Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

     If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

     1.   the basic Death Benefit described above; and

     2.   the Highest Anniversary Value as of the Owner's date of death.

     If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

     1.   the basic Death Benefit described above; and

     2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

     The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit.
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     Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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Benefit for Owners who are age 76 or older when the Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

     Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.   the basic Death Benefit described above; and

2.   the Highest Anniversary Value death benefit described above, and

3.   5% Roll-up described below.

     The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

     If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

     MINUS

o the sum of all withdrawals, dollar for dollar up to 5% of the death benefit's value as of the prior contract anniversary (or issue date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

     If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

     MINUS

o    the sum of all withdrawals which reduce the 5% Roll-up proportionally.

     Please refer to the definitions of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

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The Combination 5% Roll-up and Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional death benefit. Please see Appendix D for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.
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     See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

o The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

o The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

o The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

o The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Death Benefit continued
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o Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Highest Daily Value Death Benefit ("HDV")

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If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If the Annuity has joint Owners, the older Owner must be age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

If you elect this benefit, you must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit. Because this benefit, once elected, may not be terminated, you must keep your Account Value allocated to an eligible model throughout the life of the Annuity. You may, however, switch from one eligible model to another eligible model. Our asset allocation programs are generally described in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.
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     The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

     If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

     1.   the basic Death Benefit described above; and

     2.   the HDV as of the Owner's date of death.

     If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

     1.   the basic Death Benefit described above; and

     2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

     The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.
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Key Terms Used with the Highest Daily Value Death Benefit:

o The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of the Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

o The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.

o The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.

o Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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     Please see Appendix B to this Prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities owned by entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Death Benefit and Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.

     Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

What is the Annuity Rewards benefit?

The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:

o your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the benefit

o MINUS any proportional withdrawals* following the effective date of the benefit

o PLUS any additional Purchase Payments applied to the Annuity following the effective date of the benefit.

     The Annuity Rewards Death Benefit enhancement does not affect the basic Death Benefit calculation and any Optional Death Benefits available under the Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?

Owners can elect the Annuity Rewards Death Benefit enhancement following the fourth (4th) anniversary of the Annuity's Issue Date. However, on the date that the Annuity Rewards Benefit is effective, the Account Value must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any optional death benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

* "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Death Benefit continued
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o as a lump sum amount at any time within five (5) years of the date of death; or

o as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

     Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary -- Assumption of Annuity

You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

     See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

o If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70-1/2, which ever is later.

o If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

     A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

     Upon election of this Qualified Beneficiary Continuation option:

o the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.

o the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.

o the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

o the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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     to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.

o the Fixed Allocations will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.

o    no additional Purchase Payments can be applied to the Annuity.

o other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.

o the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.

o the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.

o upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.

o all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

     Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

     Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Valuing Your Investment
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HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. The Account Value includes any Loyalty Credit we apply. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

     Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

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     There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

     The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

     American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

o    trading on the NYSE is restricted;

o an emergency exists making redemption or valuation of securities held in the separate account impractical; or

o the SEC, by order, permits the suspension or postponement for the protection of security holders.

     Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

     Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions if none are provided.

     Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

     Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

     Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

     Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of units in one of the ProFunds VP Sub-account between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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Tax Considerations
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The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

     This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

Taxes Payable by You

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

     Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

     It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59-1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

     If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

     If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?"

Taxes on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

     If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

     If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

     After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of

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the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

o    the amount is paid on or after you reach age 59-1/2 or die;

o    the amount received is attributable to your becoming disabled;

o generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59-1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special Rules in Relation to Tax-Free Exchanges Under Section 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

     Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59-1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes Payable by Beneficiaries

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

     Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

     Tax consequences to the beneficiary vary among the death benefit payment options.

o    Choice 1: the beneficiary is taxed on earnings in the contract.

o Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

o Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

     Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on Distributions

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding.

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In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

     State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

     Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

     An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

     Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

     Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

     If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

     If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

     If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

     Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o You transfer your contract to, or designate, a beneficiary who is either 37-1/2 years younger than you or a grandchild.

o You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

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CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

     Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. In addition, this contract may be purchased for use in connection with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

     This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

     You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional taxbenefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, if greater), less any applicable federal and state income tax withholding.

     Contributions Limits/Rollovers. Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. In 2005 the limit is $4,000; increasing to $5,000; in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter.

     The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

     Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o    You cannot sell, assign or pledge the contract;

o The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

o The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70-1/2; and

o Death and annuity payments must meet "minimum distribution requirements" described below.

     Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o    Failure to take a minimum distribution also described below.

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     SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

o If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
     (a) $42,000 in 2005 or (b) 25% of the employee's earned income (not including contribution as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2005, this limit is $210,000;

o SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o SEPs for small employers permit salary deferrals up to $14,000 in 2005 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation.

     You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

     ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

o    Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59-1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

o If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70-1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

     Because of the way the contract is designed, you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

     TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501 (c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $14,000 in 2005. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

o    Your attainment of age 59-1/2;

o    Your severance of employment;

o    Your death;

o    Your total and permanent disability; or

o Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

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     In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70-1/2 or retire, whichever is later.

     These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

     Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70-1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

     Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

     You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

     Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59-1/2. Amounts are not subject to this tax penalty if:

o    the amount is paid on or after you reach age 59-1/2 or die;

o    the amount received is attributable to your becoming disabled; or

o generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59-1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

     Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

o    For all other distributions, we will withhold at a 10% rate.

     We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

     Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

     Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuity.

     Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans -- Qualified Contracts

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

     Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

     Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

     IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

General Information
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HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?

American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

     American Skandia is in the business of issuing annuity and life insurance products. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

     Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

     No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B

During the accumulation period, the assets supporting obligations based on allocations to the variable investment options are held in Sub-accounts of American Skandia Life Assurance

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Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

     Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

     Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002 each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account
B. The consolidation of Separate Account B had no impact on Annuity Owners.

     We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

     Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

     There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

     We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

General Information continued
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obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

     We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

     American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia

American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under the Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

     In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These service may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing the Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.

     ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

     Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.5%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

     In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

General Information continued
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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2004, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

You can contact us by:

o calling our Customer Service Team at 1-800-752-6342 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.

o writing to us via regular mail at American Skandia -- Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025 NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

o sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.

o accessing information about your Annuity through our Internet Website at www.americanskandia.com.

     You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

     Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

     American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic,

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facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

As of the date of this Prospectus, American Skandia and its affiliates are not involved in any legal proceedings outside of the ordinary course of business. American Skandia and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, however, we do not anticipate that the outcome of any such legal proceedings will have a material adverse affect on the Separate Account, or American Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia

o    American Skandia Life Assurance Corporation

o    American Skandia Life Assurance Corporation Variable Account B

o    American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

Payments Made to Promote Sale of Our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations

o    How We Calculate the Market Value Adjustment

General Information

o    Voting Rights

o    Modification

o    Deferral of Transactions

o    Misstatement of Age or Sex

o    Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

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AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B
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AMERICAN SKANDIA APEX II PROSPECTUS

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2005.

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B
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                                                               Year Ended December 31,
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Sub-account                                            2004              2003              2002
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AST JP Morgan International Equity Portfolio
  With No Optional Benefits
  Unit Price                                      $       12.67     $      11.00              8.56
  Number of Units                                     3,227,381        2,415,394         2,569,506
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $       14.65     $      12.75              9.95
  Number of Units                                     2,064,681          936,678            90,759
  With GMWB
  Unit Value                                      $       14.62     $      12.74                --
  Number of Units                                       217,166           17,098                --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                      $       14.57     $      12.72              9.95
  Number of Units                                       284,319          141,470             6,047
  With any one of EBP or HAV and GMWB
  Unit Value                                      $        7.86     $       6.87                --
  Number of Units                                       428,765          400,112                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $       14.49     $      12.68                --
  Number of Units                                        38,292           13,590                --
  With HAV, EBP and GMWB
  Unit Price                                      $       12.32               --                --
  Number of Units                                        20,718               --                --
-----------------------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
  With No Optional Benefits
  Unit Price                                      $       15.30     $      13.39              9.72
  Number of Units                                    11,265,469        5,547,558           835,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $       15.21     $      13.35              9.72
  Number of Units                                    15,481,627        6,498,151            78,368
  With GMWB
  Unit Value                                      $       15.18     $      13.34                --
  Number of Units                                     1,821,923          103,740                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $       15.13     $      13.32              9.71
  Number of Units                                     2,722,552        1,009,679             5,178
  With any one of EBP or HAV and GMWB
  Unit Value                                      $       15.74     $      13.86                --
  Number of Units                                       545,075           29,434                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $       15.05     $      13.28                --
  Number of Units                                       325,809           32,626                --
  With HAV, EBP and GMWB
  Unit Price                                      $       11.94               --                --
  Number of Units                                       135,829               --                --
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Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

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                                                         Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST LSV International Value (1994)
  With No Optional Benefits
  Unit Price                                 $      12.84      $      10.79            8.19
  Number of Units                               1,897,469         1,201,268         269,995
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.27      $      12.86            9.79
  Number of Units                                 810,108           368,945          22,770
  With GMWB
  Unit Value                                 $      15.24      $      12.85              --
  Number of Units                                  69,494             5,504              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      15.19      $      12.82              --
  Number of Units                                 119,845            24,374              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       6.69      $       5.65              --
  Number of Units                                 122,795            72,406              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      15.11      $      12.79              --
  Number of Units                                  16,366             1,767              --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.70                --              --
  Number of Units                                   5,736                --              --
-----------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
  With No Optional Benefits
  Unit Price                                 $      13.16      $      11.30            9.04
  Number of Units                               2,276,801         1,393,001         969,509
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      14.29      $      12.31            9.87
  Number of Units                               1,897,254           916,888          32,306
  With GMWB
  Unit Value                                 $      14.26      $      12.29              --
  Number of Units                                  98,046             4,306              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      14.22      $      12.27              --
  Number of Units                                 219,580            62,490              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      10.48      $       9.06              --
  Number of Units                                 273,401           308,725              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      14.14      $      12.24              --
  Number of Units                                  26,943             6,069              --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.40                --              --
  Number of Units                                   5,188                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------


                                                                Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                            2004               2003              2002
-----------------------------------------------------------------------------------------------------
AST State Street Research Small-Cap Growth(1)
  With No Optional Benefits
  Unit Price                                     $       9.05      $       9.89              6.92
  Number of Units                                   2,242,129         3,292,593         1,970,250
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $      12.33      $      13.50              9.48
  Number of Units                                   1,200,247         1,059,046            47,261
  With GMWB
  Unit Value                                     $      12.30      $      13.49                --
  Number of Units                                     113,913             9,676                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $      12.26      $      13.46              9.47
  Number of Units                                     136,313           138,936             6,595
  With any one of EBP or HAV and GMWB
  Unit Value                                     $      15.30      $      16.82                --
  Number of Units                                      67,370            64,850                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $      12.19      $      13.43                --
  Number of Units                                      23,253             4,691                --
  With HAV, EBP and GMWB
  Unit Value                                     $       9.32                --                --
  Number of Units                                       1,043                --                --
-----------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
  With No Optional Benefits
  Unit Price                                     $      11.98      $      11.13              7.67
  Number of Units                                   1,618,719         1,682,193           639,695
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $      15.10      $      14.06              9.71
  Number of Units                                     779,045           480,221            12,122
  With GMWB
  Unit Value                                     $      15.07      $      14.05                --
  Number of Units                                      56,414             1,850                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $      15.02      $      14.02              9.71
  Number of Units                                     192,105            89,708             1,728
  With any one of EBP or HAV and GMWB
  Unit Value                                     $       7.07      $       6.61                --
  Number of Units                                     129,475           131,605                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $      14.94      $      13.98                --
  Number of Units                                      18,825             3,753                --
  With HAV, EBP and GMWB
  Unit Value                                     $      11.03                --                --
  Number of Units                                       3,398                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------


                                                         Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
  With No Optional Benefits
  Unit Price                                 $      15.42      $      12.74              7.64
  Number of Units                               4,808,453         3,085,373         1,255,415
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      19.79      $      16.40              9.86
  Number of Units                               5,192,694         2,615,505            63,097
  With GMWB
  Unit Value                                 $      19.75      $      16.38                --
  Number of Units                                 562,771            37,078                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      19.69      $      16.35              9.86
  Number of Units                                 808,007           362,906             4,107
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       9.70      $       8.06                --
  Number of Units                                 324,340            79,226                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      19.58      $      16.30                --
  Number of Units                                  95,514            20,181                --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.64                --                --
  Number of Units                                  53,866                --                --
-----------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
  With No Optional Benefits
  Unit Price                                 $      15.19      $      12.85              9.26
  Number of Units                               1,541,896         1,504,296         1,492,775
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      16.47      $      13.97             10.09
  Number of Units                                 222,905           102,500               624
  With GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           --                --                --
  Number of Units                                      --                --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      19.58      $      16.67                --
  Number of Units                                  61,521            73,852                --
  With HAV, EBP and GRO Plus
  Unit Price                                           --                --                --
  Number of Units                                      --                --                --
  With HAV, EBP and GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                         Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
  With No Optional Benefits
  Unit Price                                 $       14.22      $       12.42              9.30
  Number of Units                               10,785,030         10,183,346         6,141,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       15.34      $       13.43             10.08
  Number of Units                               10,169,483          5,824,200           209,790
  With GMWB
  Unit Value                                 $       15.31      $       13.41                --
  Number of Units                                1,007,926            100,155                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       15.26      $       13.39             10.08
  Number of Units                                1,690,870            767,455            17,411
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       15.87      $       13.95                --
  Number of Units                                  465,784            275,971                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       15.17      $       13.35                --
  Number of Units                                  166,852             34,978                --
  With HAV, EBP and GMWB
  Unit Value                                 $       12.11                 --                --
  Number of Units                                   91,011                 --                --
-----------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
  With No Optional Benefits
  Unit Price                                 $       12.99      $       10.81              7.66
  Number of Units                                2,143,020          1,134,865           423,387
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       17.00      $       14.19             10.08
  Number of Units                                1,054,696            434,509            11,686
  With GMWB
  Unit Value                                 $       16.96      $       14.17                --
  Number of Units                                  236,402             10,756                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       16.90      $       14.15             10.08
  Number of Units                                  213,632             70,597             5,211
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       12.78      $       10.70                --
  Number of Units                                   63,057             22,847                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       16.81      $       14.11                --
  Number of Units                                   14,277                879                --
  With HAV, EBP and GMWB
  Unit Value                                 $       12.71                 --                --
  Number of Units                                      634                 --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                         2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
  With No Optional Benefits
  Unit Price                                   $      11.80      $      10.31              7.97
  Number of Units                                 4,375,813         3,027,057         1,273,118
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      14.55      $      12.75              9.87
  Number of Units                                 5,139,643         2,379,820            66,279
  With GMWB
  Unit Value                                   $      14.52      $      12.73                --
  Number of Units                                   516,261            37,400                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $      14.47      $      12.71              9.87
  Number of Units                                   994,493           365,115             2,488
  With any one of EBP or HAV and GMWB
  Unit Value                                   $       4.24      $       3.73                --
  Number of Units                                   457,010           175,708                --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      14.39      $      12.68                --
  Number of Units                                   124,672            12,201                --
  With HAV, EBP and GMWB
  Unit Value                                   $      11.91                --                --
  Number of Units                                    33,665                --                --
-----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
  With No Optional Benefits
  Unit Price                                   $      10.86      $       9.51              7.41
  Number of Units                                 4,715,301         3,415,318         2,175,250
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      13.87      $      12.18              9.51
  Number of Units                                 2,211,800         1,089,649            44,760
  With GMWB
  Unit Value                                   $      13.84      $      12.17                --
  Number of Units                                   153,923            16,702                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $      13.80      $      12.15              9.51
  Number of Units                                   377,548            96,879             1,311
  With any one of EBP or HAV and GMWB
  Unit Value                                   $       6.81      $       6.01                --
  Number of Units                                   369,234           294,816                --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      13.72      $      12.11                --
  Number of Units                                    38,051             5,407                --
  With HAV, EBP and GMWB
  Unit Value                                   $      11.70                --                --
  Number of Units                                    18,225                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                         2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1994)
  With No Optional Benefits
  Unit Price                                  $       14.51      $      12.01              8.96
  Number of Units                                11,461,684         8,530,129         5,118,558
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $       16.08      $      13.34              9.98
  Number of Units                                 9,335,291         4,786,623           163,415
  With GMWB
  Unit Value                                  $       16.04      $      13.33                --
  Number of Units                                   937,314            87,253                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $       15.99      $      13.31              9.97
  Number of Units                                 1,457,788           610,598            10,745
  With any one of EBP or HAV and GMWB
  Unit Value                                  $       15.99      $      13.32                --
  Number of Units                                   537,445           370,965                --
  With HAV, EBP and GRO Plus
  Unit Price                                  $       15.91      $      13.27                --
  Number of Units                                   154,749            21,843                --
  With HAV, EBP and GMWB
  Unit Value                                  $       12.97                --                --
  Number of Units                                    95,076                --                --
-----------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
  With No Optional Benefits
  Unit Price                                  $        9.67      $       9.07              6.80
  Number of Units                                 1,798,457         2,002,166           658,419
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $       13.25      $      12.45              9.36
  Number of Units                                   715,598           636,548             6,409
  With GMWB
  Unit Value                                  $       13.22      $      12.43                --
  Number of Units                                   119,566            10,356                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $       13.17      $      12.41              9.36
  Number of Units                                   141,575           106,376             3,466
  With any one of EBP or HAV and GMWB
  Unit Value                                  $        6.19      $       5.84                --
  Number of Units                                   107,188            87,326                --
  With HAV, EBP and GRO Plus
  Unit Price                                  $       13.10      $      12.38                --
  Number of Units                                    22,732             4,810                --
  With HAV, EBP and GMWB
  Unit Value                                  $       10.73                --                --
  Number of Units                                     6,346                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                         2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Gabelli All-Cap Value (2000)
  With No Optional Benefits
  Unit Price                                   $      12.38      $      10.91              8.17
  Number of Units                                 2,587,064         2,513,413         1,200,225
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      15.14      $      13.38             10.04
  Number of Units                                 1,071,978           727,500            28,449
  With GMWB
  Unit Value                                   $      15.11      $      13.37                --
  Number of Units                                   116,474            12,627                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $      15.06      $      13.35             10.04
  Number of Units                                   256,671           127,279                88
  With any one of EBP or HAV and GMWB
  Unit Value                                   $      11.15      $       9.89                --
  Number of Units                                   194,765           166,080                --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      14.98      $      13.31                --
  Number of Units                                     8,849             1,455                --
  With HAV, EBP and GMWB
  Unit Value                                   $      12.11                --                --
  Number of Units                                     7,555                --                --
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
  With No Optional Benefits
  Unit Price                                   $      16.25      $      12.59              9.59
  Number of Units                                 2,040,188         2,011,627           724,670
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $      17.60      $      13.67             10.44
  Number of Units                                 1,025,462           433,891             7,378
  With GMWB
  Unit Value                                   $      17.56      $      13.66                --
  Number of Units                                   172,186            24,634                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $      17.50      $      13.63             10.44
  Number of Units                                   158,672            77,245             5,472
  With any one of EBP or HAV and GMWB
  Unit Value                                   $      14.40      $      11.23                --
  Number of Units                                    41,428             6,747                --
  With HAV, EBP and GRO Plus
  Unit Price                                   $      17.41      $      13.60
  Number of Units                                    37,779             1,035
  With HAV, EBP and GMWB
  Unit Value                                   $      14.36                --                --
  Number of Units                                    13,775                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Alliance Growth (2) (1996)
  With No Optional Benefits
  Unit Price                                 $       9.44      $       9.08              7.46
  Number of Units                               2,378,881         2,098,873         1,869,353
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      11.76      $      11.34              9.34
  Number of Units                               1,189,655           717,430            31,105
  With GMWB
  Unit Value                                 $      11.73      $      11.32                --
  Number of Units                                  84,417             2,206                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      11.70      $      11.30              9.34
  Number of Units                                 297,369           114,477             3,975
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       5.91      $       5.72                --
  Number of Units                                 307,367           267,109                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      11.63      $      11.27                --
  Number of Units                                  15,562             8,067                --
  With HAV, EBP and GMWB
  Unit Value                                 $      10.57                --                --
  Number of Units                                   4,945                --                --
-----------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
  With No Optional Benefits
  Unit Price                                 $       9.97      $       9.16              7.58
  Number of Units                               4,529,834         4,784,269         2,930,432
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      12.39      $      11.41              9.47
  Number of Units                               2,897,175         2,222,614           134,574
  With GMWB
  Unit Value                                 $      12.37      $      11.40                --
  Number of Units                                 304,760            18,900                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      12.33      $      11.38              9.46
  Number of Units                                 442,758           207,063             2,437
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       6.72      $       6.21                --
  Number of Units                                 387,463           262,995                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      12.26      $      11.35                --
  Number of Units                                  52,718            10,550                --
  With HAV, EBP and GMWB
  Unit Value                                 $      11.00                --                --
  Number of Units                                  33,939                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                           2004                2003              2002
-----------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
  With No Optional Benefits
  Unit Price                                     $       12.26      $       10.78               8.32
  Number of Units                                   28,117,310         20,138,164         10,144,317
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $       13.95      $       12.30               9.51
  Number of Units                                   30,793,077         14,975,841            457,013
  With GMWB
  Unit Value                                     $       13.92      $       12.28                 --
  Number of Units                                    3,136,818            215,988                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $       13.88      $       12.26               9.51
  Number of Units                                    4,692,895          2,031,583             30,465
  With any one of EBP or HAV and GMWB
  Unit Value                                     $        9.22      $        8.16                 --
  Number of Units                                    2,016,277            925,591                 --
  With HAV, EBP and GRO Plus
  Unit Price                                     $       13.80      $       12.23                 --
  Number of Units                                      578,919             70,776                 --
  With HAV, EBP and GMWB
  Unit Value                                     $       11.61                 --                 --
  Number of Units                                      263,104                 --                 --
-----------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
  With No Optional Benefits
  Unit Price                                     $        9.64      $        9.45               7.67
  Number of Units                                    2,785,100          2,053,023          1,349,939
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $       11.83      $       11.63               9.46
  Number of Units                                    1,641,544            715,845             41,632
  With GMWB
  Unit Value                                     $       11.80      $       11.61                 --
  Number of Units                                      122,739             17,452                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $       11.76      $       11.59                 --
  Number of Units                                      277,607             49,620                 --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $        4.46      $        4.40                 --
  Number of Units                                      541,661            395,905                 --
  With HAV, EBP and GRO Plus
  Unit Price                                     $       11.70      $       11.56                 --
  Number of Units                                       10,426                242                 --
  With HAV, EBP and GMWB
  Unit Value                                     $       10.54                 --                 --
  Number of Units                                       12,303                 --                 --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                           2004                2003              2002
-----------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
  With No Optional Benefits
  Unit Price                                       $      12.53      $      10.78            8.66
  Number of Units                                     2,351,197         1,072,256         664,649
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       $      14.36      $      12.39            9.98
  Number of Units                                     1,347,344           583,969          18,250
  With GMWB
  Unit Value                                       $      14.33      $      12.38              --
  Number of Units                                       175,087             9,674              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       $      14.29      $      12.36            9.97
  Number of Units                                       234,446            58,333           4,906
  With any one of EBP or HAV and GMWB
  Unit Value                                       $      10.72      $       9.28              --
  Number of Units                                       199,601           137,247              --
  With HAV, EBP and GRO Plus
  Unit Price                                       $      14.21      $      12.32              --
  Number of Units                                        16,355             4,412              --
  With HAV, EBP and GMWB
  Unit Value                                       $      12.25                --              --
  Number of Units                                         6,163                --              --
-----------------------------------------------------------------------------------------------------
AST Alliance/Bernstein Growth + Value (3) (2001)
  With No Optional Benefits
  Unit Price                                       $      10.72      $       9.91            7.99
  Number of Units                                     1,620,391         1,387,072         965,912
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       $      13.07      $      12.11            9.79
  Number of Units                                     1,011,796           667,395          11,345
  With GMWB
  Unit Value                                       $      13.05      $      12.09              --
  Number of Units                                        72,365             5,118              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       $      13.00      $      12.07            9.79
  Number of Units                                       256,194           115,455             704
  With any one of EBP or HAV and GMWB
  Unit Value                                       $       9.31      $       8.65              --
  Number of Units                                       215,645           154,955              --
  With HAV, EBP and GRO Plus
  Unit Price                                       $      12.93      $      12.04              --
  Number of Units                                         7,165             1,041              --
  With HAV, EBP and GMWB
  Unit Value                                       $      11.15                --              --
  Number of Units                                         1,191                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004                2003              2002
-----------------------------------------------------------------------------------------------------
AST Sanford Bernstein Core Value (4) (2001)
  With No Optional Benefits
  Unit Price                                  $      12.39      $      11.06              8.76
  Number of Units                                4,643,022         3,621,862         6,005,922
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      14.18      $      12.69             10.08
  Number of Units                                3,959,115         2,277,726           386,259
  With GMWB
  Unit Value                                  $      14.15      $      12.67                --
  Number of Units                                  220,419            11,518                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      14.10      $      12.65             10.08
  Number of Units                                  534,389           328,567            30,510
  With any one of EBP or HAV and GMWB
  Unit Value                                  $      11.83      $      10.62                --
  Number of Units                                  303,689           216,416                --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      14.03      $      12.62                --
  Number of Units                                   49,912            10,893                --
  With HAV, EBP and GMWB
  Unit Value                                  $      11.86                --                --
  Number of Units                                   57,669                --                --
-----------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty (1998)
  With No Optional Benefits
  Unit Price                                  $      18.49      $      13.63             10.08
  Number of Units                                4,080,179         3,097,315         1,563,489
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      18.84      $      13.92             10.33
  Number of Units                                2,863,749         1,376,696            41,098
  With GMWB
  Unit Value                                  $      18.80      $      13.91                --
  Number of Units                                  184,027            13,615                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      18.74      $      13.88             10.32
  Number of Units                                  538,151           270,852             6,429
  With any one of EBP or HAV and GMWB
  Unit Value                                  $      14.12      $      10.47                --
  Number of Units                                   68,406             8,884                --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      18.64      $      13.84
  Number of Units                                   17,014             8,189
  With HAV, EBP and GMWB
  Unit Value                                  $      14.07                --                --
  Number of Units                                    5,246                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                               2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST Sanford Bernstein Managed Index 500 (5) (1998)
  With No Optional Benefits
  Unit Price                                         $      11.07      $      10.23              8.17
  Number of Units                                       6,845,369         5,442,511         3,662,406
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $      13.22      $      12.25              9.81
  Number of Units                                       3,486,237         2,209,334            79,915
  With GMWB
  Unit Value                                         $      13.19      $      12.24                --
  Number of Units                                         389,368            16,957                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $      13.15      $      12.22              9.81
  Number of Units                                         352,176           203,573               383
  With any one of EBP or HAV and GMWB
  Unit Value                                         $       8.58      $       7.98                --
  Number of Units                                         343,296           293,662                --
  With HAV, EBP and GRO Plus
  Unit Price                                         $      13.08      $      12.18                --
  Number of Units                                           9,296             4,899                --
  With HAV, EBP and GMWB
  Unit Value                                         $      11.31                --                --
  Number of Units                                          43,627                --                --
-----------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
  With No Optional Benefits
  Unit Price                                         $      11.57      $      10.45              8.25
  Number of Units                                       4,670,846         2,115,438         1,751,136
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $      13.80      $      12.50              9.89
  Number of Units                                       2,219,323           846,118            36,829
  With GMWB
  Unit Value                                         $      13.77      $      12.48                --
  Number of Units                                         198,789             2,386                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $      13.73      $      12.46              9.89
  Number of Units                                         368,328           124,008             8,874
  With any one of EBP or HAV and GMWB
  Unit Value                                         $       9.04      $       8.22                --
  Number of Units                                         372,540           195,232                --
  With HAV, EBP and GRO Plus
  Unit Price                                         $      13.65      $      12.43                --
  Number of Units                                          25,550             4,612                --
  With HAV, EBP and GMWB
  Unit Value                                         $      11.72                --                --
  Number of Units                                           7,406                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                      2004                2003              2002
-----------------------------------------------------------------------------------------------------
AST Alliance Growth and Income (6) (1992)
  With No Optional Benefits
  Unit Price                                 $       11.46      $       10.50              8.06
  Number of Units                               25,850,506         21,264,670         6,667,373
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       13.91      $       12.77              9.83
  Number of Units                               27,268,222         13,386,166           165,588
  With GMWB
  Unit Value                                 $       13.88      $       12.76                --
  Number of Units                                2,899,917            187,011                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       13.83      $       12.74              9.83
  Number of Units                                4,694,207          2,029,598             6,100
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       10.72      $        9.88                --
  Number of Units                                1,731,512            976,756                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       13.76      $       12.70                --
  Number of Units                                  564,502             69,435                --
  With HAV, EBP and GMWB
  Unit Value                                 $       11.50                 --                --
  Number of Units                                  228,955                 --                --
-----------------------------------------------------------------------------------------------------
AST Hotchkis & Wiley Large-Cap Value
  With No Optional Benefits
  Unit Price                                 $       11.17      $        9.83              8.34
  Number of Units                                3,717,848          2,647,064         2,110,071
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       13.19      $       11.65              9.90
  Number of Units                                1,916,775            651,074            30,714
  With GMWB
  Unit Value                                 $       13.16      $       11.63                --
  Number of Units                                  173,888             21,961                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       13.12      $       11.61              9.90
  Number of Units                                  198,898             90,092             5,934
  With any one of EBP or HAV and GMWB
  Unit Value                                 $        9.78      $        8.66                --
  Number of Units                                  419,818            347,275                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       13.05      $       11.58                --
  Number of Units                                   37,159                332                --
  With HAV, EBP and GMWB
  Unit Value                                 $       11.75                 --                --
  Number of Units                                   23,032                 --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                            2004                2003              2002
-----------------------------------------------------------------------------------------------------
AST DeAM Global Allocation (7) (1993)
  With No Optional Benefits
  Unit Price                                       $      11.19      $      10.24              8.71
  Number of Units                                     1,061,887           898,161           847,517
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       $      12.70      $      11.65              9.94
  Number of Units                                       278,657           155,865             3,088
  With GMWB
  Unit Value                                       $      12.67      $      11.64                --
  Number of Units                                        35,622               483                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       $      12.63      $      11.62              9.93
  Number of Units                                        52,110            34,914                94
  With any one of EBP or HAV and GMWB
  Unit Value                                       $       9.12      $       8.40                --
  Number of Units                                       290,887           303,295                --
  With HAV, EBP and GRO Plus
  Unit Price                                       $      12.56      $      11.58                --
  Number of Units                                         2,849             1,169                --
  With HAV, EBP and GMWB
  Unit Value                                       $      11.23                --                --
  Number of Units                                         2,193                --                --
-----------------------------------------------------------------------------------------------------
AST American Century Strategic Balanced (1997)
  With No Optional Benefits
  Unit Price                                       $      11.46      $      10.69      $       9.14
  Number of Units                                     2,335,598         2,045,205         1,126,058
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       $      12.43      $      11.62      $       9.97
  Number of Units                                     1,308,462           930,516            15,835
  With GMWB
  Unit Value                                       $      12.40      $      11.61                --
  Number of Units                                       175,763            18,977                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       $      12.36      $      11.59      $       9.97
  Number of Units                                       186,307            58,741             2,760
  With any one of EBP or HAV and GMWB
  Unit Value                                       $      10.08      $       9.46                --
  Number of Units                                       218,686           196,909                --
  With HAV, EBP and GRO Plus
  Unit Price                                       $      12.29      $      11.56                --
  Number of Units                                        18,231            11,783                --
  With HAV, EBP and GMWB
  Unit Value                                       $      10.98                --                --
  Number of Units                                           125                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004              2003                2002
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
  With No Optional Benefits
  Unit Price                                  $      12.13      $      11.09              9.09
  Number of Units                                3,551,315         2,243,566           921,329
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      13.22      $      12.12              9.96
  Number of Units                                2,109,855           955,716            21,928
  With GMWB
  Unit Value                                  $      13.19      $      12.11                --
  Number of Units                                  349,177            27,414                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      13.15      $      12.09              9.96
  Number of Units                                  464,055           160,339               150
  With any one of EBP or HAV and GMWB
  Unit Value                                  $      11.38      $      10.48                --
  Number of Units                                   39,231             2,741                --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      13.08      $      12.05
  Number of Units                                   46,336            31,706
  With HAV, EBP and GMWB
  Unit Value                                  $      11.35                --                --
  Number of Units                                    9,372                --                --
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
  With No Optional Benefits
  Unit Price                                  $      13.45      $      12.59             11.34
  Number of Units                                4,717,822         2,962,471         1,739,313
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      12.17      $      11.42             10.31
  Number of Units                                6,387,666         1,827,606            36,822
  With GMWB
  Unit Value                                  $      12.14      $      11.40                --
  Number of Units                                  712,411            24,361                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      12.10      $      11.38             10.31
  Number of Units                                1,195,848           279,110             3,700
  With any one of EBP or HAV and GMWB
  Unit Value                                  $      14.05      $      13.23                --
  Number of Units                                  191,816           148,319                --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      12.04      $      11.35                --
  Number of Units                                  137,089            12,591                --
  With HAV, EBP and GMWB
  Unit Value                                  $      10.94                --                --
  Number of Units                                   43,652                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                            Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004               2003                2002
-----------------------------------------------------------------------------------------------------
AST Goldman Sachs High Yield Portfolio
  With No Optional Benefits
  Unit Price                                 $       12.69      $       11.61              9.71
  Number of Units                               13,717,128         12,201,163         5,592,940
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       13.34      $       12.24             10.26
  Number of Units                                4,901,936          3,684,174            74,022
  With GMWB
  Unit Value                                 $       13.31      $       12.23                --
  Number of Units                                  426,333             27,535                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       13.27      $       12.21             10.26
  Number of Units                                  707,876            379,114             6,524
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       11.51      $       10.60                --
  Number of Units                                  545,726            346,126                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       13.20      $       12.17                --
  Number of Units                                   54,058             28,237                --
  With HAV, EBP and GMWB
  Unit Value                                 $       11.24                 --                --
  Number of Units                                   65,084                 --                --
-----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
  With No Optional Benefits
  Unit Price                                 $       12.26      $       11.61              9.94
  Number of Units                                8,369,008          7,751,236         4,146,530
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       12.56      $       11.92             10.23
  Number of Units                                7,337,467          4,628,945           162,571
  With GMWB
  Unit Value                                 $       12.53      $       11.90                --
  Number of Units                                  904,128             42,593                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       12.49      $       11.88             10.23
  Number of Units                                1,314,641            624,019             7,474
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       12.18      $       11.60                --
  Number of Units                                  732,155            423,485                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       12.42      $       11.85                --
  Number of Units                                  155,764             28,346                --
  With HAV, EBP and GMWB
  Unit Value                                 $       10.88                 --                --
  Number of Units                                   85,669                 --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004               2003                2002
-----------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
  With No Optional Benefits
  Unit Price                                 $       11.31      $       10.95              10.57
  Number of Units                               33,208,757         26,287,388         20,544,075
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       10.82      $       10.51              10.17
  Number of Units                               30,067,867         16,012,778            604,147
  With GMWB
  Unit Value                                 $       10.79      $       10.49                 --
  Number of Units                                3,495,678            378,676                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       10.76      $       10.48              10.17
  Number of Units                                4,319,279          2,192,336             36,236
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       13.09      $       12.76                 --
  Number of Units                                2,344,332          1,558,557                 --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       10.70      $       10.45                 --
  Number of Units                                  476,033            119,982                 --
  With HAV, EBP and GMWB
  Unit Value                                 $       10.32                 --                 --
  Number of Units                                  323,335                 --                 --
-----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
  With No Optional Benefits
  Unit Price                                 $       10.55      $       10.51              10.34
  Number of Units                               21,299,789         15,242,856         11,274,642
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       10.23      $       10.22              10.08
  Number of Units                               19,103,280          5,152,783            215,314
  With GMWB
  Unit Value                                 $       10.21      $       10.21                 --
  Number of Units                                2,764,809             36,640                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       10.17      $       10.19              10.08
  Number of Units                                2,785,690            636,860             80,547
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       11.62      $       11.65                 --
  Number of Units                                1,143,298            329,629                 --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       10.12      $       10.16                 --
  Number of Units                                  301,108             35,430                 --
  With HAV, EBP and GMWB
  Unit Value                                 $        9.96                 --                 --
  Number of Units                                  240,337                 --                 --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Sub-account                                                                     2004               2003                2002
----------------------------------------------------------------------------------------------------------------------------------
AST Money Market (1992)
  With No Optional Benefits
  Unit Price                                                             $        9.78      $        9.86               9.96
  Number of Units                                                           29,870,585         32,730,501         36,255,772
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                             $        9.75      $        9.86               9.99
  Number of Units                                                            8,152,893          7,176,983            999,737
  With GMWB
  Unit Value                                                             $        9.73      $        9.85                 --
  Number of Units                                                            1,312,018             81,304                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                             $        9.70      $        9.83               9.99
  Number of Units                                                            1,742,703          1,118,618             70,899
  With any one of EBP or HAV and GMWB
  Unit Value                                                             $        9.98      $       10.13                 --
  Number of Units                                                              234,402             35,505                 --
  With HAV, EBP and GRO Plus
  Unit Price                                                             $        9.65      $        9.80                 --
  Number of Units                                                              432,144            149,705                 --
  With HAV, EBP and GMWB
  Unit Value                                                             $        9.79                 --                 --
  Number of Units                                                               61,321                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust -- GVIT Developing Markets (1996)
  With No Optional Benefits
  Unit Price                                                             $       16.02      $       13.60               8.66
  Number of Units                                                            2,103,950          1,763,660            283,466
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                             $       18.29      $       15.56               9.93
  Number of Units                                                              934,258            415,864             21,816
  With GMWB
  Unit Value                                                             $       18.25      $       15.54                 --
  Number of Units                                                              161,653             12,503                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                             $       18.19      $       15.52               9.93
  Number of Units                                                              141,365             44,993                442
  With any one of EBP or HAV and GMWB
  Unit Value                                                             $       12.74      $       10.88                 --
  Number of Units                                                               25,630                843                 --
  With HAV, EBP and GRO Plus
  Unit Price                                                             $       18.09      $       15.47                 --
  Number of Units                                                               17,121              1,871                 --
  With HAV, EBP and GMWB
  Unit Value                                                             $       12.70                 --                 --
  Number of Units                                                               11,161                 --                 --
----------------------------------------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                                  2004            2003             2002
-----------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Equity Income (8) (1999)
  With No Optional Benefits
  Unit Price                                             $    11.18      $    10.23            8.25
  Number of Units                                           590,808         314,757         196,720
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $    13.36      $    12.26            9.90
  Number of Units                                           285,526         251,071          10,707
  With GMWB
  Unit Value                                             $    13.33      $    12.25              --
  Number of Units                                            39,530           5,900              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             $    13.29      $    12.23            9.90
  Number of Units                                            63,454          15,983              91
  With any one of EBP or HAV and GMWB
  Unit Value                                             $    16.60      $    15.29              --
  Number of Units                                            14,303          15,958              --
  With HAV, EBP and GRO Plus
  Unit Price                                             $    13.22              --              --
  Number of Units                                               480              --              --
  With HAV, EBP and GMWB
  Unit Value                                             $    11.61              --              --
  Number of Units                                                13              --              --
-----------------------------------------------------------------------------------------------------
AIM V.I. -- Dynamics (1999)
  With No Optional Benefits
  Unit Price                                             $    10.72      $     9.61            7.09
  Number of Units                                           668,032         889,464         543,762
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $    14.59      $    13.12            9.70
  Number of Units                                           590,157         634,308          32,635
  With GMWB
  Unit Value                                             $    14.56      $    13.11              --
  Number of Units                                            61,543           4,848              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             $    14.51      $    13.08            9.70
  Number of Units                                            55,199          38,518             576
  With any one of EBP or HAV and GMWB
  Unit Value                                             $    11.67              --              --
  Number of Units                                             1,825              --              --
  With HAV, EBP and GRO Plus
  Unit Price                                             $    14.43      $    13.05              --
  Number of Units                                             4,253           3,083              --
  With HAV, EBP and GMWB
  Unit Value                                             $    11.63              --              --
  Number of Units                                                13              --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004            2003          2002
-----------------------------------------------------------------------------------------------------
AIM V.I. -- Technology (1999)
  With No Optional Benefits
  Unit Price                                 $     8.09     $     7.87           5.50
  Number of Units                               512,424        578,651        293,307
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    13.71     $    13.35             --
  Number of Units                                 5,184          3,695             --
  With GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --             --             --
  Number of Units                                    --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                         --             --             --
  Number of Units                                    --             --             --
  With HAV, EBP and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
-----------------------------------------------------------------------------------------------------
AIM V.I. -- Health Sciences (1999)
  With No Optional Benefits
  Unit Price                                 $    10.64     $    10.05           8.00
  Number of Units                               937,586        698,364        475,873
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    12.58     $    11.93           9.51
  Number of Units                               578,826        381,478          5,444
  With GMWB
  Unit Value                                 $    12.56     $    11.91             --
  Number of Units                                87,037          2,077             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    12.52     $    11.89           9.51
  Number of Units                               181,513         55,867            140
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    11.41     $    10.85             --
  Number of Units                                 5,057          1,330             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    12.45             --             --
  Number of Units                                 5,438             --             --
  With HAV, EBP and GMWB
  Unit Value                                 $    11.38             --             --
  Number of Units                                 2,157             --             --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                       2004            2003          2002
-----------------------------------------------------------------------------------------------------
AIM V.I. -- Financial Services (1999)
  With No Optional Benefits
  Unit Price                                    $    11.94      $    11.17            8.76
  Number of Units                                  585,185         607,265         366,258
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $    13.44      $    12.61            9.92
  Number of Units                                  387,921         200,360           1,897
  With GMWB
  Unit Value                                    $    13.42      $    12.60              --
  Number of Units                                   67,581          20,268              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $    13.37      $    12.58            9.92
  Number of Units                                   84,188          50,250             141
  With any one of EBP or HAV and GMWB
  Unit Value                                    $    11.11      $    10.46              --
  Number of Units                                   15,566           1,378              --
  With HAV, EBP and GRO Plus
  Unit Price                                    $    13.30      $    12.54              --
  Number of Units                                    8,806             751              --
  With HAV, EBP and GMWB
  Unit Value                                    $    11.08              --              --
  Number of Units                                      468              --              --
-----------------------------------------------------------------------------------------------------
Evergreen VA -- International Equity (1999)
  With No Optional Benefits
  Unit Price                                    $    13.66      $    11.65            8.15
  Number of Units                                  414,631         189,143         113,389
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $    14.94      $    12.78            9.67
  Number of Units                                  195,986          76,749           3,669
  With GMWB
  Unit Value                                    $    12.21      $    10.45              --
  Number of Units                                   32,858             827              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $    14.86      $    12.74              --
  Number of Units                                   67,201           6,492              --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $    12.40      $    10.64              --
  Number of Units                                   83,727          81,555              --
  With HAV, EBP and GRO Plus
  Unit Price                                    $    14.78      $    12.71              --
  Number of Units                                    7,362           1,395              --
  With HAV, EBP and GMWB
  Unit Value                                    $    12.36              --              --
  Number of Units                                    2,878              --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003             2002
-----------------------------------------------------------------------------------------------------
Evergreen VA -- Special Equity (9) (1999)
  With No Optional Benefits
  Unit Price                                 $    11.58      $    11.12            7.44
  Number of Units                               702,642         815,621         127,728
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    15.25      $    14.69            9.85
  Number of Units                               509,734         293,794          12,520
  With GMWB
  Unit Value                                 $    15.22      $    14.67              --
  Number of Units                                46,748           3,620              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    15.17      $    14.65            9.85
  Number of Units                               177,731          58,548             533
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     9.13      $     8.83              --
  Number of Units                               114,259          23,503              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    15.09              --              --
  Number of Units                                 3,411              --              --
  With HAV, EBP and GMWB
  Unit Value                                 $    10.53              --              --
  Number of Units                                26,034              --              --
-----------------------------------------------------------------------------------------------------
Evergreen VA -- Omega (2000)
  With No Optional Benefits
  Unit Price                                 $    11.29      $    10.71            7.78
  Number of Units                               570,123         404,789          39,943
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    13.89      $    13.21              --
  Number of Units                               387,492          56,002              --
  With GMWB
  Unit Value                                 $    13.86      $    13.19              --
  Number of Units                                31,153             283              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    13.81      $    13.17              --
  Number of Units                               108,796          25,003              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     9.40      $     8.97              --
  Number of Units                                84,876          19,658              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    13.74      $    13.13              --
  Number of Units                                 3,028           1,855              --
  With HAV, EBP and GMWB
  Unit Value                                 $    10.92              --              --
  Number of Units                                30,383              --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004               2003             2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Europe 30 (1999)
  With No Optional Benefits
  Unit Price                                 $      12.17      $      10.83            7.93
  Number of Units                               1,812,435         2,116,400         292,396
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      14.80      $      13.20             9.7
  Number of Units                                 313,111           158,208           2,625
  With GMWB
  Unit Value                                 $      14.77      $      13.18              --
  Number of Units                                  99,557            13,365              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      14.72      $      13.16              --
  Number of Units                                 162,300            40,636              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.39      $      11.09              --
  Number of Units                                  17,205             3,060              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      14.64                --              --
  Number of Units                                   7,739                --              --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.35                --              --
  Number of Units                                   7,758                --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Asia 30 (2002)
  With No Optional Benefits
  Unit Price                                 $      12.30      $      12.57            7.75
  Number of Units                                 896,010           942,605         281,993
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.57      $      15.96            9.86
  Number of Units                                 253,337           131,276           6,995
  With GMWB
  Unit Value                                 $      15.54      $      15.94              --
  Number of Units                                  74,988            10,432              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      15.49      $      15.91              --
  Number of Units                                  67,805            33,050              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      10.14      $      10.43              --
  Number of Units                                  28,325             1,873              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      15.40                --              --
  Number of Units                                   5,612                --              --
  With HAV, EBP and GMWB
  Unit Value                                 $      10.10                --              --
  Number of Units                                   6,082                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Japan (2002)
  With No Optional Benefits
  Unit Price                                 $     9.55     $     9.03           7.24
  Number of Units                               710,879        426,718         65,845
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    13.40     $    12.70          10.21
  Number of Units                               137,584         76,553            351
  With GMWB
  Unit Value                                 $    13.38     $    12.69             --
  Number of Units                                35,968          1,883             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    13.33     $    12.67             --
  Number of Units                                62,668         10,769             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.35             --             --
  Number of Units                                 8,278             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    13.26             --             --
  Number of Units                                 7,559             --             --
  With HAV, EBP and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Banks (2002)
  With No Optional Benefits
  Unit Price                                 $    11.98     $    10.90           8.56
  Number of Units                               229,711         93,067        101,136
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    14.10     $    12.86          10.13
  Number of Units                               171,696         34,962          3,422
  With GMWB
  Unit Value                                 $    14.07             --             --
  Number of Units                                 8,847             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    14.03     $    12.83             --
  Number of Units                                29,071          6,833             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    11.58             --             --
  Number of Units                                20,936             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    13.95     $    12.79             --
  Number of Units                                   788          1,039             --
  With HAV, EBP and GMWB
  Unit Value                                 $    11.54             --             --
  Number of Units                                   582             --             --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Basic Materials (2002)
  With No Optional Benefits
  Unit Price                                 $    11.87      $      10.95            8.46
  Number of Units                               529,237         1,512,864          76,331
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    14.43      $      13.35           10.34
  Number of Units                               170,212           100,189              12
  With GMWB
  Unit Value                                 $    14.40      $      13.33              --
  Number of Units                                23,555             8,054              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    14.35      $      13.31              --
  Number of Units                                35,537            15,986              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    12.43                --              --
  Number of Units                                15,658                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    14.28                --              --
  Number of Units                                 3,155                --              --
  With HAV, EBP and GMWB
  Unit Value                                 $    12.40                --              --
  Number of Units                                 1,246                --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Biotechnology (2001)
  With No Optional Benefits
  Unit Price                                 $    10.52      $       9.75            7.09
  Number of Units                               757,678           208,971         130,082
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    14.56      $      13.53              --
  Number of Units                                 5,878               847              --
  With GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --                --              --
  Number of Units                                    --                --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                         --                --              --
  Number of Units                                    --                --              --
  With HAV, EBP and GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Consumer Services (2002)
  With No Optional Benefits
  Unit Price                                 $     9.56     $     9.04           7.25
  Number of Units                               430,620        136,269        128,022
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    12.31     $    11.66           9.37
  Number of Units                                87,433         30,700          2,426
  With GMWB
  Unit Value                                 $    12.28             --             --
  Number of Units                                17,197             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    12.24     $    11.62             --
  Number of Units                                 8,198          5,655             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.69             --             --
  Number of Units                                 2,087             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    12.17     $    11.59             --
  Number of Units                                 1,211          3,817             --
  With HAV, EBP and GMWB
  Unit Value                                 $    10.66             --             --
  Number of Units                                    14             --             --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Consumer Goods (2002)
  With No Optional Benefits
  Unit Price                                 $    10.36     $     9.64           8.28
  Number of Units                               369,007         58,425        148,446
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    12.33     $    11.51           9.90
  Number of Units                               102,706         12,720          2,303
  With GMWB
  Unit Value                                 $    12.31     $    11.49             --
  Number of Units                                 8,437            954             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    12.27             --             --
  Number of Units                                54,297             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    11.40     $    10.67             --
  Number of Units                                 9,175          4,737             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    12.20             --             --
  Number of Units                                 1,731             --             --
  With HAV, EBP and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Oil & Gas (2001)
  With No Optional Benefits
  Unit Price                                 $      13.33      $      10.48            8.71
  Number of Units                               1,856,882         1,225,844         299,833
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.40      $      12.14           10.12
  Number of Units                                 888,111           114,553           1,660
  With GMWB
  Unit Value                                 $      15.37      $      12.12              --
  Number of Units                                  58,804             4,007              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      15.32      $      12.10              --
  Number of Units                                 174,913            25,623              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      13.80                --              --
  Number of Units                                  29,672                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      15.23      $      12.07              --
  Number of Units                                  14,353             2,434              --
  With HAV, EBP and GMWB
  Unit Value                                 $      13.76                --              --
  Number of Units                                   6,676                --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Financials (2001)
  With No Optional Benefits
  Unit Price                                 $      12.19      $      11.23            8.85
  Number of Units                                 553,342           398,159         221,377
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      13.48      $      12.45            9.84
  Number of Units                                 323,190           134,420           2,066
  With GMWB
  Unit Value                                 $      13.45      $      12.44              --
  Number of Units                                  17,749             1,060              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      13.41      $      12.42              --
  Number of Units                                  35,528            27,402              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      11.26                --              --
  Number of Units                                  15,974                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      13.33                --              --
  Number of Units                                   1,103                --              --
  With HAV, EBP and GMWB
  Unit Value                                           --                --              --
  Number of Units                                      --                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Health Care (2001)
  With No Optional Benefits
  Unit Price                                 $       9.23      $     9.17           7.94
  Number of Units                               1,318,525         707,449        388,508
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      11.10      $    11.05           9.59
  Number of Units                                 518,389         244,228          6,831
  With GMWB
  Unit Value                                 $      11.07      $    11.04             --
  Number of Units                                   8,570           1,969             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      11.04      $    11.02             --
  Number of Units                                 139,890          56,392             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      10.65              --             --
  Number of Units                                   5,322              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      10.98      $    10.99             --
  Number of Units                                   4,035           2,123             --
  With HAV, EBP and GMWB
  Unit Value                                           --              --             --
  Number of Units                                      --              --             --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Industrials (2002)
  With No Optional Benefits
  Unit Price                                 $      11.15      $    10.01           7.93
  Number of Units                                 253,411         318,339         12,642
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      14.27      $    12.85             --
  Number of Units                                  88,729          20,601             --
  With GMWB
  Unit Value                                 $      14.24              --             --
  Number of Units                                   4,426              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      14.20      $    12.81             --
  Number of Units                                  14,026           4,507             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.08              --             --
  Number of Units                                   4,381              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      14.12              --             --
  Number of Units                                     945              --             --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.04              --             --
  Number of Units                                     807              --             --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Internet (2002)
  With No Optional Benefits
  Unit Price                                 $    17.89      $    15.00            8.57
  Number of Units                               992,879         206,876         306,572
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    19.83      $    16.67              --
  Number of Units                                 3,806           1,210              --
  With GMWB
  Unit Value                                         --              --              --
  Number of Units                                    --              --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --              --              --
  Number of Units                                    --              --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --              --              --
  Number of Units                                    --              --              --
  With HAV, EBP and GRO Plus
  Unit Price                                         --              --              --
  Number of Units                                    --              --              --
  With HAV, EBP and GMWB
  Unit Value                                         --              --              --
  Number of Units                                    --              --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Pharmaceuticals (2002)
  With No Optional Benefits
  Unit Price                                 $     7.93      $     8.89            8.56
  Number of Units                               527,336         266,978         136,559
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $     8.88      $     9.97            9.63
  Number of Units                               246,789          77,105           2,545
  With GMWB
  Unit Value                                 $     8.86      $     9.96              --
  Number of Units                                23,137           2,871              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $     8.83      $     9.94              --
  Number of Units                                70,946           6,346              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $     9.44              --              --
  Number of Units                                 5,382              --              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $     8.78      $     9.91              --
  Number of Units                                 3,939           1,646              --
  With HAV, EBP and GMWB
  Unit Value                                         --              --              --
  Number of Units                                    --              --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004                 2003            2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Precious Metals (2002)
  With No Optional Benefits
  Unit Price                                 $      11.77      $      13.29              9.70
  Number of Units                               1,479,384         1,329,806         1,175,651
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      13.64      $      15.44             11.30
  Number of Units                                 457,761           390,896            19,964
  With GMWB
  Unit Value                                 $      13.61                --                --
  Number of Units                                  42,627                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      13.57      $      15.39                --
  Number of Units                                 111,588            44,664                --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      10.17                --                --
  Number of Units                                  93,541                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      13.49      $      15.35                --
  Number of Units                                   7,072             1,458                --
  With HAV, EBP and GMWB
  Unit Value                                 $      10.14      $      11.55                --
  Number of Units                                  11,671            23,284                --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Real Estate (2001)
  With No Optional Benefits
  Unit Price                                 $      16.15      $      12.91              9.86
  Number of Units                               1,816,706           462,906           441,318
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      16.63      $      13.33             10.20
  Number of Units                                 509,763           136,941            12,789
  With GMWB
  Unit Value                                 $      16.60      $      13.31                --
  Number of Units                                  58,062             3,835                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      16.54      $      13.29                --
  Number of Units                                 128,625            32,970                --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      13.06                --                --
  Number of Units                                  22,857                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      16.45                --                --
  Number of Units                                     629                --                --
  With HAV, EBP and GMWB
  Unit Value                                 $      13.02                --                --
  Number of Units                                   1,198                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                     2004            2003           2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Semiconductor (2002)
  With No Optional Benefits
  Unit Price                                 $     7.15     $     9.51           5.14
  Number of Units                               694,352        423,958         93,241
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    11.95     $    15.93             --
  Number of Units                                 3,639          3,475             --
  With GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --             --             --
  Number of Units                                    --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                         --             --             --
  Number of Units                                    --             --             --
  With HAV, EBP and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Technology (2001)
  With No Optional Benefits
  Unit Price                                 $     8.48     $     8.66           6.03
  Number of Units                               727,580        497,972        254,131
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    12.99     $    13.30             --
  Number of Units                                 9,239          6,845             --
  With GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --             --             --
  Number of Units                                    --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                         --             --             --
  Number of Units                                    --             --             --
  With HAV, EBP and GMWB
  Unit Value                                         --             --             --
  Number of Units                                    --             --             --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004            2003           2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Telecommunications (2001)
  With No Optional Benefits
  Unit Price                                 $       8.19      $     7.21           7.15
  Number of Units                                 460,848         398,350        272,408
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      11.43      $    10.08          10.03
  Number of Units                                 212,127          47,283          3,642
  With GMWB
  Unit Value                                 $      11.40              --             --
  Number of Units                                   6,379              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      11.37      $    10.05             --
  Number of Units                                  34,691          13,783             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.54              --             --
  Number of Units                                   4,099              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      11.31              --             --
  Number of Units                                  11,741              --             --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.50              --             --
  Number of Units                                   2,691              --             --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Utilities (2001)
  With No Optional Benefits
  Unit Price                                 $      11.13      $     9.34           7.83
  Number of Units                               1,060,939         618,427        521,419
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.00      $    12.63          10.61
  Number of Units                                 332,768          93,690          8,871
  With GMWB
  Unit Value                                 $      14.97      $    12.62             --
  Number of Units                                  57,208           8,137             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      14.92      $    12.60             --
  Number of Units                                  87,691          10,588             --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.51              --             --
  Number of Units                                  21,365              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      14.84              --             --
  Number of Units                                   7,490              --             --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.47              --             --
  Number of Units                                     573              --             --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004            2003           2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Bull (2002)
  With No Optional Benefits
  Unit Price                                 $      10.53      $       9.84              7.97
  Number of Units                               8,215,357         3,563,562           954,792
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      12.82      $      12.01              9.75
  Number of Units                               2,052,501           708,248            10,297
  With GMWB
  Unit Value                                 $      12.79      $      12.00                --
  Number of Units                                 171,187             1,179                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      12.75      $      11.98              9.75
  Number of Units                                 570,114            58,349               400
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      11.25      $      10.58                --
  Number of Units                                  31,600               427                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      12.68      $      11.94                --
  Number of Units                                  88,697            10,714                --
  With HAV, EBP and GMWB
  Unit Value                                 $      11.21                --                --
  Number of Units                                  12,971                --                --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Bear (2001)
  With No Optional Benefits
  Unit Price                                 $       7.45      $       8.44             11.38
  Number of Units                               1,202,243         1,886,515         1,532,543
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       6.60      $       7.49             10.13
  Number of Units                                 289,105           716,467            28,618
  With GMWB
  Unit Value                                 $       6.58                --                --
  Number of Units                                  41,480                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       6.56      $       7.47             10.13
  Number of Units                                  60,475            36,686             1,514
  With any one of EBP or HAV and GMWB
  Unit Value                                 $       8.15      $       9.29                --
  Number of Units                                  10,709             7,927                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       6.52      $       7.45                --
  Number of Units                                  14,578            13,622                --
  With HAV, EBP and GMWB
  Unit Value                                 $       8.12      $       9.29                --
  Number of Units                                   1,620             7,293                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004              2003               2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- UltraBull (2001)
  With No Optional Benefits
  Unit Price                                 $      11.76      $      10.20              6.78
  Number of Units                               2,817,803         1,431,345           297,435
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      16.58      $      14.42              9.61
  Number of Units                                   9,518             1,432               245
  With GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           --                --                --
  Number of Units                                      --                --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                           --                --                --
  Number of Units                                      --                --                --
  With HAV, EBP and GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
-----------------------------------------------------------------------------------------------------
ProFund VP -- OTC (2001)
  With No Optional Benefits
  Unit Price                                 $       9.94      $       9.32              6.45
  Number of Units                               4,885,351         4,445,234         1,346,852
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      14.34      $      13.47              9.36
  Number of Units                               1,807,904           810,005            13,113
  With GMWB
  Unit Value                                 $      14.31      $      13.46                --
  Number of Units                                 128,923             5,378                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      14.27      $      13.44                --
  Number of Units                                 225,055            34,480                --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      10.92                --                --
  Number of Units                                  28,507                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      14.19                --                --
  Number of Units                                  32,376                --                --
  With HAV, EBP and GMWB
  Unit Value                                 $      10.88                --                --
  Number of Units                                  14,308                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004              2003               2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Short OTC (2002)
  With No Optional Benefits
  Unit Price                                 $       5.93      $       6.78             11.00
  Number of Units                                 908,064         1,535,439           433,181
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       5.60      $       6.42             10.43
  Number of Units                                 181,352           196,526            15,308
  With GMWB
  Unit Value                                 $       5.58                --                --
  Number of Units                                   7,191                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       5.57      $       6.40                --
  Number of Units                                  65,148            20,167                --
  With any one of EBP or HAV and GMWB
  Unit Value                                           --      $       9.49                --
  Number of Units                                      --             7,708                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       5.54      $       6.38                --
  Number of Units                                  16,306            16,907                --
  With HAV, EBP and GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
-----------------------------------------------------------------------------------------------------
ProFund VP -- UltraOTC (1999)
  With No Optional Benefits
  Unit Price                                 $       7.89      $       7.03              3.53
  Number of Units                               6,592,447         3,410,589         1,003,123
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      19.36      $      17.30              8.70
  Number of Units                                  22,282             5,905               233
  With GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           --                --                --
  Number of Units                                      --                --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                           --                --                --
  Number of Units                                      --                --                --
  With HAV, EBP and GMWB
  Unit Value                                           --                --                --
  Number of Units                                      --                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004             2003             2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Mid-Cap Value (2002)
  With No Optional Benefits
  Unit Price                                 $      11.67      $      10.23            7.66
  Number of Units                               2,632,869         1,455,513         438,387
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.24      $      13.40           10.06
  Number of Units                                 626,618           462,172           4,777
  With GMWB
  Unit Value                                 $      15.21      $      13.39              --
  Number of Units                                 110,312             4,164              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      15.16      $      13.36           10.06
  Number of Units                                 304,648            99,189           4,799
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.20      $      10.77              --
  Number of Units                                  39,454             3,516              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      15.08      $      13.33              --
  Number of Units                                  12,473               916              --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.17                --              --
  Number of Units                                   3,507                --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Mid-Cap Growth (2002)
  With No Optional Benefits
  Unit Price                                 $      10.58      $       9.69            7.70
  Number of Units                               2,220,901         1,009,867         439,054
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      13.42      $      12.32            9.82
  Number of Units                                 579,666           295,528           1,587
  With GMWB
  Unit Value                                 $      13.39      $      12.31              --
  Number of Units                                  53,472             2,028              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      13.35      $      12.28            9.81
  Number of Units                                 163,302            47,141           1,583
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      11.12      $      10.24              --
  Number of Units                                  21,341             3,933              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      13.28      $      12.25              --
  Number of Units                                   6,489             1,274              --
  With HAV, EBP and GMWB
  Unit Value                                 $      11.09                --              --
  Number of Units                                   9,859                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                        2004             2003             2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- UltraMid-Cap (2002)
  With No Optional Benefits
  Unit Price                                 $      11.99      $       9.55            5.71
  Number of Units                               3,106,849         1,112,311         477,953
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      20.62      $      16.46            9.86
  Number of Units                                 338,303           136,523           1,673
  With GMWB
  Unit Value                                 $      20.57      $      16.44              --
  Number of Units                                 101,493             3,746              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      20.51      $      16.41              --
  Number of Units                                 150,540            88,028              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      13.86                --              --
  Number of Units                                  27,449                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      20.40      $      16.37              --
  Number of Units                                   2,161               557              --
  With HAV, EBP and GMWB
  Unit Value                                 $      13.81                --              --
  Number of Units                                  14,660                --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Small-Cap Value (2002)
  With No Optional Benefits
  Unit Price                                 $      11.10      $       9.39            7.09
  Number of Units                               4,088,760         5,144,632         994,778
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.80      $      13.41           10.15
  Number of Units                               2,597,154         1,218,990          19,019
  With GMWB
  Unit Value                                 $      15.76      $      13.39              --
  Number of Units                                 163,443            24,769              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      15.71      $      13.37              --
  Number of Units                                 596,413           207,523              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.53      $      10.67              --
  Number of Units                                  31,732             4,223              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      15.63      $      13.33              --
  Number of Units                                  29,856            28,687              --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.49                --              --
  Number of Units                                   6,158                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                      2004             2003             2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Small-Cap Growth (2002)
  With No Optional Benefits
  Unit Price                                 $      11.98      $      10.16            7.69
  Number of Units                               4,677,820         3,868,951         772,260
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      15.34      $      13.05            9.91
  Number of Units                               1,611,060         1,289,398          10,572
  With GMWB
  Unit Value                                 $      15.31      $      13.04              --
  Number of Units                                 170,800            21,997              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      15.26      $      13.01              --
  Number of Units                                 285,725           210,595              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      12.23      $      10.44              --
  Number of Units                                  42,134             2,529              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      15.17      $      12.98              --
  Number of Units                                   9,388            30,164              --
  With HAV, EBP and GMWB
  Unit Value                                 $      12.19                --              --
  Number of Units                                  13,290                --              --
-----------------------------------------------------------------------------------------------------
ProFund VP -- UltraSmall-Cap (1999)
  With No Optional Benefits
  Unit Price                                 $      15.52      $      12.04            6.14
  Number of Units                               5,098,565         1,702,558         212,085
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      24.98      $      19.43              --
  Number of Units                                  32,780            13,082              --
  With GMWB
  Unit Value                                           --                --              --
  Number of Units                                      --                --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           --                --              --
  Number of Units                                      --                --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                           --                --              --
  Number of Units                                      --                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                           --                --              --
  Number of Units                                      --                --              --
  With HAV, EBP and GMWB
  Unit Value                                           --                --              --
  Number of Units                                      --                --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                            2004              2003             2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- U.S. Government Plus (2002)
  With No Optional Benefits
  Unit Price                                      $      11.79      $      11.08             11.56
  Number of Units                                    1,051,158           731,470         2,486,854
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $      10.34      $       9.75             10.19
  Number of Units                                      372,142           291,892            22,148
  With GMWB
  Unit Value                                      $      10.32      $       9.73                --
  Number of Units                                      120,311            14,956                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $      10.29      $       9.72             10.19
  Number of Units                                      111,072            32,854               609
  With any one of EBP or HAV and GMWB
  Unit Value                                      $      10.80                --                --
  Number of Units                                        4,588                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $      10.23                --                --
  Number of Units                                       13,114                --                --
  With HAV, EBP and GMWB
  Unit Value                                                --                --                --
  Number of Units                                           --                --                --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Rising Rates Opportunity (2002)
  With No Optional Benefits
  Unit Price                                      $       6.63      $       7.56              8.02
  Number of Units                                    5,314,528         1,817,924           165,792
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $       7.97      $       9.12              9.69
  Number of Units                                    2,060,525           445,486             9,028
  With GMWB
  Unit Value                                      $       7.95      $       9.11                --
  Number of Units                                      333,355             4,991                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $       7.93      $       9.09                --
  Number of Units                                      588,490            82,598                --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $       8.31                --                --
  Number of Units                                      219,942                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $       7.89      $       9.07                --
  Number of Units                                       52,002            10,876                --
  With HAV, EBP and GMWB
  Unit Value                                      $       8.28                --                --
  Number of Units                                       14,108                --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                            2004              2003             2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Large-Cap Growth
  With No Optional Benefits
  Unit Price                                 $    10.37             --                     --
  Number of Units                                72,725             --                     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    10.37             --                     --
  Number of Units                                18,860             --                     --
  With GMWB
  Unit Value                                 $    10.37             --                     --
  Number of Units                                 2,860             --                     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    10.37             --                     --
  Number of Units                                 6,286             --                     --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.37             --                     --
  Number of Units                                   554             --                     --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    10.37             --                     --
  Number of Units                                    84             --                     --
  With HAV, EBP and GMWB
  Unit Value                                         --             --                     --
  Number of Units                                    --             --                     --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Large-Cap Value
  With No Optional Benefits
  Unit Price                                 $    10.37             --                     --
  Number of Units                               159,605             --                     --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    10.36             --                     --
  Number of Units                                36,170             --                     --
  With GMWB
  Unit Value                                 $    10.36             --                     --
  Number of Units                                 3,802             --                     --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    10.36             --                     --
  Number of Units                                 1,123             --                     --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.36             --                     --
  Number of Units                                   554             --                     --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    10.36             --                     --
  Number of Units                                    84             --                     --
  With HAV, EBP and GMWB
  Unit Value                                         --             --                     --
  Number of Units                                    --             --                     --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                            2004        2003                2002
-----------------------------------------------------------------------------------------------------
ProFund VP -- Short Mid-Cap
  With No Optional Benefits
  Unit Price                                 $     9.70             --                 --
  Number of Units                                39,360             --                 --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --             --                 --
  Number of Units                                    --             --                 --
  With GMWB
  Unit Value                                         --             --                 --
  Number of Units                                    --             --                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --             --                 --
  Number of Units                                    --             --                 --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --             --                 --
  Number of Units                                    --             --                 --
  With HAV, EBP and GRO Plus
  Unit Price                                         --             --                 --
  Number of Units                                    --             --                 --
  With HAV, EBP and GMWB
  Unit Value                                         --             --                 --
  Number of Units                                    --             --                 --
-----------------------------------------------------------------------------------------------------
ProFund VP -- Short Small-Cap
  With No Optional Benefits
  Unit Price                                 $     9.54             --                 --
  Number of Units                               136,809             --                 --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         --             --                 --
  Number of Units                                    --             --                 --
  With GMWB
  Unit Value                                         --             --                 --
  Number of Units                                    --             --                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --             --                 --
  Number of Units                                    --             --                 --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --             --                 --
  Number of Units                                    --             --                 --
  With HAV, EBP and GRO Plus
  Unit Price                                         --             --                 --
  Number of Units                                    --             --                 --
  With HAV, EBP and GMWB
  Unit Value                                         --             --                 --
  Number of Units                                    --             --                 --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                            2004           2003           2002
-----------------------------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
  With No Optional Benefits
  Unit Price                                     $    10.03      $    9.16           6.80
  Number of Units                                    91,924         66,435        19,826
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $    14.39      $   13.17            --
  Number of Units                                        28            467            --
  With GMWB
  Unit Value                                             --             --            --
  Number of Units                                        --             --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             --             --            --
  Number of Units                                        --             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                             --             --            --
  Number of Units                                        --             --            --
  With HAV, EBP and GRO Plus
  Unit Price                                             --             --            --
  Number of Units                                        --             --            --
  With HAV, EBP and GMWB
  Unit Value                                             --             --            --
  Number of Units                                        --             --            --
-----------------------------------------------------------------------------------------------------
First Trust Global Target 15 (10)
  With No Optional Benefits
  Unit Price                                     $    11.85             --            --
  Number of Units                                   311,233             --            --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $    11.83             --            --
  Number of Units                                   303,452             --            --
  With GMWB
  Unit Value                                     $    11.82             --            --
  Number of Units                                   108,014             --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $    11.81             --            --
  Number of Units                                    65,909             --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $    11.80             --            --
  Number of Units                                     6,777             --            --
  With HAV, EBP and GRO Plus
  Unit Price                                     $    11.79             --            --
  Number of Units                                     4,718             --            --
  With HAV, EBP and GMWB
  Unit Value                                     $    11.78             --            --
  Number of Units                                     3,816             --            --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                      2004           2003           2002
-----------------------------------------------------------------------------------------------------
First Trust Target Managed VIP
  With No Optional Benefits
  Unit Price                                 $      11.32        --           --
  Number of Units                               1,777,316        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      11.30        --           --
  Number of Units                               1,562,079        --           --
  With GMWB
  Unit Value                                 $      11.30        --           --
  Number of Units                               1,057,901        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $      11.28        --           --
  Number of Units                                 429,320        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $      11.28        --           --
  Number of Units                                  40,194        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                 $      11.27        --           --
  Number of Units                                 217,324        --           --
  With HAV, EBP and GMWB
  Unit Value                                 $      11.26        --           --
  Number of Units                                  23,730        --           --
-----------------------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
  With No Optional Benefits
  Unit Price                                 $      10.66        --           --
  Number of Units                                  82,809        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $      10.64        --           --
  Number of Units                                   1,635        --           --
  With GMWB
  Unit Value                                           --        --           --
  Number of Units                                      --        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           --        --           --
  Number of Units                                      --        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                           --        --           --
  Number of Units                                      --        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                           --        --           --
  Number of Units                                      --        --           --
  With HAV, EBP and GMWB
  Unit Value                                           --        --           --
  Number of Units                                      --        --           --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                      2004           2003           2002
-----------------------------------------------------------------------------------------------------
First Trust S&P Target 24
  With No Optional Benefits
  Unit Price                                 $    10.75        --                --
  Number of Units                               173,851        --                --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    10.73        --                --
  Number of Units                               152,355        --                --
  With GMWB
  Unit Value                                 $    10.72        --                --
  Number of Units                                38,677        --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    10.71        --                --
  Number of Units                                72,575        --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.70        --                --
  Number of Units                                11,933        --                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    10.69        --                --
  Number of Units                                 3,409        --                --
  With HAV, EBP and GMWB
  Unit Value                                 $    10.68        --                --
  Number of Units                                 2,359        --                --
-----------------------------------------------------------------------------------------------------
First Trust The Dow(SM) DART 10
  With No Optional Benefits
  Unit Price                                 $    10.48        --                --
  Number of Units                               155,695        --                --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    10.46        --                --
  Number of Units                               160,820        --                --
  With GMWB
  Unit Value                                 $    10.46        --                --
  Number of Units                                78,082        --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    10.45        --                --
  Number of Units                                82,728        --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.44        --                --
  Number of Units                                 3,913        --                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    10.43        --                --
  Number of Units                                10,531        --                --
  With HAV, EBP and GMWB
  Unit Value                                 $    10.42        --                --
  Number of Units                                   105        --                --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                     Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                      2004         2003            2002
-----------------------------------------------------------------------------------------------------
First Trust Value Line(R) Target 25
  With No Optional Benefits
  Unit Price                                 $    12.59        --              --
  Number of Units                               389,792        --              --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    12.57        --              --
  Number of Units                                 4,909        --              --
  With GMWB
  Unit Value                                         --        --              --
  Number of Units                                    --        --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --        --              --
  Number of Units                                    --        --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --        --              --
  Number of Units                                    --        --              --
  With HAV, EBP and GRO Plus
  Unit Price                                         --        --              --
  Number of Units                                    --        --              --
  With HAV, EBP and GMWB
  Unit Value                                         --        --              --
  Number of Units                                    --        --              --
-----------------------------------------------------------------------------------------------------
SP William Blair International Growth
  With No Optional Benefits
  Unit Price                                 $    10.53        --              --
  Number of Units                               269,671        --              --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $    10.53        --              --
  Number of Units                               172,859        --              --
  With GMWB
  Unit Value                                 $    10.53        --              --
  Number of Units                                73,031        --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $    10.52        --              --
  Number of Units                                23,863        --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                 $    10.52        --              --
  Number of Units                                 6,604        --              --
  With HAV, EBP and GRO Plus
  Unit Price                                 $    10.52        --              --
  Number of Units                                 4,127        --              --
  With HAV, EBP and GMWB
  Unit Value                                 $    10.52        --              --
  Number of Units                                   806        --              --
-----------------------------------------------------------------------------------------------------

Appendix A

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

1. Effective May 2, 2005 the name of the AST State Street Research Small-Cap Growth Portfolio has changed to AST Small-Cap Growth Portfolio.

2. Effective May 2, 2005 the name of the AST Alliance Growth Portfolio has changed to AST AllianceBernstein Large-Cap Growth Portfolio.

3. Effective May 2, 2005 the name of the AST Alliance/Bernstein Growth + Value Portfolio has changed to AST AllianceBernstein Growth + Value Portfolio.

4. Effective May 2, 2005 the name of the AST Sanford Bernstein Core Value Portfolio has changed to AST AllianceBernstein Core Value Portfolio.

5. Effective May 2, 2005 the name of the AST Sanford Bernstein Managed Index 500 Portfolio has changed to AST AllianceBernstein Managed Index 500 Portfolio.

6. Effective May 2, 2005 the name of the AST Alliance Growth and Income Portfolio has changed to AST AllianceBernstein Growth & Income Portfolio.

7. Effective May 2, 2005 the name of the AST DeAM Global Allocation Portfolio has changed to AST Global Allocation Portfolio.

8. Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Income Portfolio has changed to Wells Fargo Variable Trust Advantage Equity Income Portfolio.

9. Effective April 15, 2005 the name of the Evergreen VA--Special Equity Portfolio has changed to Evergreen VA Growth Portfolio.

10. Effective May 2, 2005 the name of the First Trust Global Target 15 Portfolio has changed to First Trust Global Dividend Target 15 Portfolio.

Appendix B

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits
--------------------------------------------------------------------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:


                   Account Value of variable
Growth =        investment options plus Interim     minus           Purchase Payments -
                   Value of Fixed Allocations                     proportional withdrawals
                       (no MVA applies)

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

  Growth    =   $ 75,000 - [$50,000 - $0]
            =   $ 25,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
            =   $ 25,000 x 0.40
            =   $ 10,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
            =   $ 85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

Growth      =   $ 45,000 - [$50,000 - $0]
            =   $ -5,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
            NO BENEFIT IS PAYABLE
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
            =   $ 50,000

Appendix B

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued
--------------------------------------------------------------------------------

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional

Death Benefit.

Example with market increase and withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

Growth      =    $ 90,000 - [$50,000 - ($50,000 x $15,000/$75,000)]
            =    $ 90,000 - [$50,000 - $10,000]
            =    $ 90,000 - $40,000
            =    $ 50,000
  Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
            =    $ 50,000 x 0.40
            =    $ 20,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
            =    $110,000

Examples of Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value    =    $ 90,000 - [$90,000 x $15,000/$75,000]
                             =    $ 90,000 - $18,000
                             =    $ 72,000
Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                             =    max [$80,000, $40,000]
                             =    $ 80,000

The Death Benefit therefore is $80,000.

Appendix B

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value    =   $ 80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                             =   $ 80,000 + $15,000 - $6,786
                             =   $ 88,214
Basic Death Benefit          =   max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                             =   max [$75,000, $60,357]
                             =   $ 75,000

The Death Benefit therefore is $88,214.

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Appendix B

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued
--------------------------------------------------------------------------------

Roll-Up Value                =   {($67,005 - $3,350) - [($67,005 - $3,350) x $1,650/($45,000 - $3,350)]} x 1.05
                             =   ($63,655 - $2,522) x 1.05
                             =   $  64,190
Highest Anniversary Value    =   $ 70,000 - [$70,000 x $5,000/$45,000]
                             =   $ 70,000 - $7,778
                             =   $ 62,222
Basic Death Benefit          =   max [$43,000, $50,000 - ($50,000 x $5,000/$45,000)]
                             =   max [$43,000, $44,444]
                             =   $ 44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                =  $81,445 + $15,000 - [($81,445 + 15,000) x $5,000/$70,000]
                             =  $81,445 + $15,000 - $6,889
                             =  $ 89,556
Highest Anniversary Value    =  $85,000 + $15,000 - [($85,000 + 15,000) x $5,000/$70,000]
                             =  $85,000 + $15,000 - $7,143
                             =  $ 92,857
Basic Death Benefit          =  max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) x $5,000/$70,000}]
                             =  max [$75,000, $60,357]
                             =  $ 75,000

The Death Benefit therefore is $92,857.

Examples of Highest Daily Value Death Benefit Calculation

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Appendix B

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value    =  $ 90,000 - [$90,000 x $15,000/$75,000]
                       =  $ 90,000 - $18,000
                       =  $ 72,000
Basic Death Benefit    =  max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                       =  max [$80,000, $40,000]
                       =  $ 80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value    =  $ 80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                       =  $ 80,000 + $15,000 - $6,786
                       =  $ 88,214
Basic Death Benefit    =  max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                       =  max [$75,000, $60,357]
                       =  $ 75,000

The Death Benefit therefore is $88,214.

                       This page intentionally left blank

Appendix C

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix C -- Plus40[TM] Optional Life Insurance Rider
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
American Skandia's Plus40[TM] Optional Life Insurance Rider was offered, in those states where approved, between January 17, 2002 and May 1, 2003. The description below of the Plus40[TM] benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40[TM] benefit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The life insurance coverage provided under the Plus40[TM] Optional Life Insurance Rider ("Plus40[TM] rider" or the "Rider") is supported by American Skandia's general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40[TM] rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.
--------------------------------------------------------------------------------

     The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40[TM] rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

ELIGIBILITY

The Plus40[TM] rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable -- the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

     The minimum allowable age to purchase the Plus40[TM] rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40[TM] rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under
Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS

     o If you die during the first 24 months following the effective date of the Plus40[TM] rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40[TM] rider if you die within 24 months of its effective date.

     o If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40[TM] rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

     o If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40[TM] rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40[TM] rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

     o If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40[TM] rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

     o If charges for the Plus40[TM] rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

Appendix C

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix C -- Plus40[TM] Optional Life Insurance Rider  continued
--------------------------------------------------------------------------------

     o If the age of any person covered under the Plus40[TM] rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

     o On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT

The Plus40[TM] rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40[TM] rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40[TM] rider or similar life insurance coverage.

     o The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

     o The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40[TM] riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40[TM] rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION

If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40[TM] rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

     The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40[TM] rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40[TM] rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40[TM] RIDER

The Plus40[TM] rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40[TM] rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

Appendix C

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                               Percentage of
        Attained Age           Account Value
          Age 40-75                 .80%
          Age 76-80                1.60%
          Age 81-85                3.20%
          Age 86-90                4.80%
          Age 91                   6.50%
          Age 92                   7.50%
          Age 93                   8.50%
          Age 94                   9.50%
          Age 95                  10.50%

     The charge for the Plus40[TM] rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

     We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

     You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

     o If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59-1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

     o If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION

You can terminate the Plus40[TM] rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40[TM] rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40[TM] rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40[TM] rider.

CHANGES IN ANNUITY DESIGNATIONS

Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40[TM] rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

Appendix C

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix C -- Plus40[TM] Optional Life Insurance Rider  continued
--------------------------------------------------------------------------------

SPOUSAL ASSUMPTION

A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40[TM] rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40[TM] rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40[TM] rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION

The Plus40[TM] rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

     If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40[TM] rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

     We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

Appendix D

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix D -- Description and Calculation of
Previously Offered Optional Death Benefits
--------------------------------------------------------------------------------

If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

     The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

     1:   the basic Death Benefit described above; PLUS

     2: 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

     "Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

     "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

--------------------------------------------------------------------------------
The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.
--------------------------------------------------------------------------------

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Appendix D

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix D -- Description and Calculation of
Previously Offered Optional Death Benefits  continued
--------------------------------------------------------------------------------

Key Terms Used with the Guaranteed Minimum Death Benefit

o The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

o The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

o The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

Calculation of Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities

For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?

We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

     1.   on each anniversary of the Issue Date;

Appendix D

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

     2. when Account Value is transferred to our general account prior to the Annuity Date;

     3.   if you surrender your Annuity; and

     4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

     If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

     We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

     Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase

Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

  Purchase Payments      =  $ 50,000
  Account Value          =  $ 75,000
  Basic Death Benefit    =  $ 75,000
  Death Benefit Amount   =  $ 75,000 - $50,000 = $25,000

     Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit = $75,000 + $12,500 = $87,500

Examples with market decline

Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

  Purchase Payments      =  $ 50,000
  Account Value          =  $ 40,000
  Basic Death Benefit    =  $ 50,000
  Death Benefit Amount   =  $ 50,000 - $50,000 = $0

     Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit = $50,000 + $0 = $50,000

     In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Appendix D

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix D -- Description and Calculation of
Previously Offered Optional Death Benefits  continued
--------------------------------------------------------------------------------

Examples of Guaranteed Minimum Death Benefit Calculation

The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase

Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease

Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease

Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

Appendix E

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

Appendix E -- Additional Information on Asset Allocation Programs
--------------------------------------------------------------------------------

Program Rules

o You can elect an asset allocator program where the Sub-accounts for each asset class in each model portfolio are designated based on an evaluation of available Sub-accounts. If you elect the Lifetime Five Benefit ("LT5") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works

o Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

o Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

o Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

o Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a suggested change in a Sub-account or percentage allocated to a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the suggested change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

o Owner Changes in Choice of Model Portfolio: You may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required.

Termination or Modification of the Asset Allocation Program:

o You may request to terminate your asset allocation program at any time. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:

o You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, American Skandia will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

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Appendix F

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

APPENDIX F -- Selecting the Variable Annuity That's Right for You
--------------------------------------------------------------------------------

American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity.

The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:

     o    Your age;

     o The amount of your investment and any planned future deposits into the annuity;

     o How long you intend to hold the annuity (also referred to as investment time horizon);

     o    Your desire to make withdrawals from the annuity;

     o    Your investment return objectives;

     o    The effect of optional benefits that may be elected, and

     o Your desire to minimize costs and/or maximize return associated with the annuity.

The following chart outlines some of the different features for each American Skandia Annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

Your registered representative can provide you with prospectuses of one or more of these variable annuities noted in this document and can guide you to Selecting the Variable Annuity That's Right for You.

American Skandia Annuity Product Comparison

Below is a summary of American Skandia's annuity products. ASL II refers to American Skandia Lifevest(R) II, APEX II refers to American Skandia APEX(SM) II, Stagecoach APEX II refers to American Skandia Stagecoach[TM] APEX(SM) II, ASAP III refers to American Skandia Advisor Plan(SM) III, Stagecoach ASAP III refers to American Skandia Stagecoach[TM] ASAP(SM) III, Xtra Credit SIX refers to American Skandia Xtra Credit(SM) SIX and Stagecoach[TM] Xtra Credit(SM) SIX refers to American Skandia Stagecoach[TM] Xtra Credit(SM) SIX. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your Investment Professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

Appendix F

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

APPENDIX F -- Selecting the Variable Annuity That's Right for You  continued
--------------------------------------------------------------------------------

                                                                                                       XTra Credit
                                                  APEXII/Stagecoach        ASAP III/Stagecoach       SIX/Stagecoach
                           ASL II                      APEX II                  ASAP III             XTra Credit Six
-----------------------------------------------------------------------------------------------------------------------------------
Minimum Investment       $15,000                  $10,000                   $10,000                  $10,000
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age        No Maximum Age           85                        80                       75
-----------------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge        None                     4 Years                   8 Years                  10 Years
Schedule                                          (8.5%, 8%, 7%, 6%)        (7.5%, 7%, 6.5%, 6%,     (9%, 9%, 8.5% ,8%,
                                                                            5%, 4%, 3%, 2%)          7%, 6%, 5%, 4%,
                                                                                                     3%, 2%)
-----------------------------------------------------------------------------------------------------------------------------------
Insurance and            1.65%                    1.65%                     1.25% years 1-8;         1.65% years 1-10;
Distribution Charge                                                         0.65% years 9+           0.65% years 11+
-----------------------------------------------------------------------------------------------------------------------------------
Contract Charges         Lesser of $35 or         Lesser of $35 or          Lesser of $35 or         Lesser of $35 or
                         2% of Account            2% of Account             2% of Account            2% of Account
                         Value*                   Value*                    Value*                   Value*
-----------------------------------------------------------------------------------------------------------------------------------
Contract Credit          No                       Yes. Effective for        No                       Yes based on year
                                                  Contracts issued on                                purchase payment
                                                  or after June 20,                                  received for first 6
                                                  2005. Generally, we                                years of contract
                                                  apply a Loyalty Credit                             (6%, 5%, 4%, 3%,
                                                  to your Annuity's                                  2%, 1%)
                                                  Account Value at the
                                                  end of your fifth
                                                  contract year (i.e., on
                                                  your fifth Contract
                                                  Anniversary). The
                                                  Loyalty Credit is
                                                  equal to 2.25% of
                                                  total Purchase
                                                  Payments made
                                                  during the first four
                                                  contract years less
                                                  the cumulative
                                                  amount of
                                                  withdrawals made
                                                  (including the
                                                  deduction of any
                                                  CDSC amounts)
                                                  through the fifth
                                                  Contract Anniversary
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Account       Fixed Rates Available    Fixed Rates Available     Fixed Rates Available    Fixed Rates
(early withdrawals are   (As of May 1, 2005       (As of May 1, 2005        (As of May 1, 2005       Available (As of
subject to a Market      currently offering       currently offering        currently offering       May 1, 2005
Value Adjustment)        durations of:            durations of:             durations of:            currently offering
                         1,2,3,5,7,10 years)      1,2,3,5,7,10 years)       1,2,3,5,7,10 years)      durations of:
                                                                                                     1,2,3,5,7,10 years)
-----------------------------------------------------------------------------------------------------------------------------------
Variable Investment      All options available    All options available     All options available    All options available
Options(1)
-----------------------------------------------------------------------------------------------------------------------------------

Appendix F

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

                                                                                                       XTra Credit
                                                  APEXII/Stagecoach        ASAP III/Stagecoach       SIX/Stagecoach
                           ASL II                      APEX II                  ASAP III             XTra Credit Six
-----------------------------------------------------------------------------------------------------------------------------------
Standard Death            Prior to age 85: The   The greater of:           The greater of:           The greater of:
Benefit                   greater of: purchase   purchase payments         purchase payments         purchase payments
                          payments less          less proportional         less proportional         less proportional
                          proportional           withdrawals or            withdrawals or            withdrawals or
                          withdrawals or         account value (no         account value (no         account value (no
                          account value (no      MVA Applied).             MVA Applied).             MVA Applied) less
                          MVA Applied).                                                              an amount equal to
                          On or after age 85:                                                        the credits applied
                          account value                                                              within the 12
                                                                                                     months prior to date
                                                                                                     of death.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Death            Enhanced Beneficiary   EBP II,                   EBP II,                   EBP II,
Benefits (for an          Protection (EBPII)     HDV,                      HDV,                      HDV,
additional cost)(2)       Highest Daily Value    HAV,                      HAV,                      HAV,
                          (HDV)                  Combo 5%                  Combo 5%                  Combo 5%
                          Highest Account        Roll-up/HAV               Roll-up/HAV               Roll-up/HAV
                          Value (HAV)
                          Combo 5%
                          Roll-up/HAV
-----------------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an   GRO/ GRO Plus,         GRO/ GRO Plus,            GRO/ GRO Plus,            GRO/ GRO Plus,
additional cost)(3)       Guaranteed             GMWB,                     GMWB,                     GMWB,
                          Minimum Withdrawal     GMIB,                     GMIB,                     GMIB,
                          Benefit (GMWB),        Lifetime Five             Lifetime Five             Lifetime Five
                          Guaranteed
                          Minimum Income
                          Benefit (GMIB),
                          Lifetime Five
-----------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards(4)        Not Available          Available after initial   Available after initial   Available after initial
                                                 withdrawal period         withdrawal period         withdrawal period
-----------------------------------------------------------------------------------------------------------------------------------

Hypothetical Illustration

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% respectively.

     o    No subsequent deposits or withdrawals are made from the contract.

     o The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows5:

          o 1.55% based on the fees and expenses of the underlying portfolios as of December 31, 2004.1 The arithmetic average of all fund expenses are computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

          o The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).

     o The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, Stagecoach XTra Credit SIX, APEX II, and Stagecoach APEX II, the Annuity Value and Surrender Value also reflect the addition of any applicable bonus credits.

Appendix F

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

APPENDIX F -- Selecting the Variable Annuity That's Right for You  continued
--------------------------------------------------------------------------------

The Annuity Value displays the current account value assuming no surrender while the Surrender Value assumes a 100% surrender on the day after the contract anniversary, therefore, reflecting the decrease in surrender charge where applicable. The values that you actually experience under an Annuity will be different what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the contract year. Multiple shaded cells represent a tie between two or more annuities.

0% Gross Rate of Return


                                                                                            XTra Credit
                                   APEX II/Stagecoach        ASAP III/Stagecoach           SIX/Stagecoach
               ASL II                    APEX II                  ASAP III                XTra Credit SIX
------------------------------------------------------------------------------------------------------------------
        Annuity     Surrender     Annuity     Surrender     Annuity     Surrender      Annuity       Surrender
 Yr      Value        Value        Value        Value        Value        Value         Value          Value
------------------------------------------------------------------------------------------------------------------
1       $96,791     $  96,791     $96,791     $  88,791     $97,184     $  90,184     $102,600      $  93,600
2       $93,683     $  93,683     $93,683     $  86,683     $94,447     $  87,947     $ 99,308      $  90,808
3       $90,674     $  90,674     $90,674     $  84,674     $91,786     $  85,786     $ 96,121      $  88,121
4       $87,761     $  87,761     $87,761     $  87,761     $89,199     $  84,199     $ 93,034      $  86,034
5       $84,940     $  84,940     $84,940     $  84,940     $86,683     $  82,683     $ 90,046      $  84,046
6       $82,208     $  82,208     $84,387     $  84,387     $84,238     $  81,238     $ 87,153      $  82,153
7       $79,564     $  79,564     $81,673     $  81,673     $81,861     $  79,861     $ 84,351      $  80,351
8       $77,003     $  77,003     $79,046     $  79,046     $79,549     $  79,549     $ 81,638      $  78,638
9       $74,524     $  74,524     $76,501     $  76,501     $77,772     $  77,772     $ 79,012      $  77,012
10      $72,123     $  72,123     $74,038     $  74,038     $76,034     $  76,034     $ 76,469      $  76,469
11      $69,799     $  69,799     $71,653     $  71,653     $74,334     $  74,334     $ 74,759      $  74,759
12      $67,548     $  67,548     $69,343     $  69,343     $72,671     $  72,671     $ 73,087      $  73,087
13      $65,369     $  65,369     $67,107     $  67,107     $71,045     $  71,045     $ 71,451      $  71,451
14      $63,259     $  63,259     $64,942     $  64,942     $69,454     $  69,454     $ 69,852      $  69,852
15      $61,215     $  61,215     $62,845     $  62,845     $67,898     $  67,898     $ 68,287      $  68,287
16      $59,237     $  59,237     $60,815     $  60,815     $66,376     $  66,376     $ 66,756      $  66,756
17      $57,322     $  57,322     $58,850     $  58,850     $64,887     $  64,887     $ 65,260      $  65,260
18      $55,467     $  55,467     $56,946     $  56,946     $63,431     $  63,431     $ 63,795      $  63,795
19      $53,671     $  53,671     $55,104     $  55,104     $62,007     $  62,007     $ 62,363      $  62,363
20      $51,933     $  51,933     $53,319     $  53,319     $60,614     $  60,614     $ 60,963      $  60,963
21      $50,249     $  50,249     $51,592     $  51,592     $59,252     $  59,252     $ 59,593      $  59,593
22      $48,619     $  48,619     $49,919     $  49,919     $57,919     $  57,919     $ 58,253      $  58,253
23      $47,041     $  47,041     $48,299     $  48,299     $56,616     $  56,616     $ 56,942      $  56,942
24      $45,512     $  45,512     $46,731     $  46,731     $55,341     $  55,341     $ 55,660      $  55,660
25      $44,033     $  44,033     $45,213     $  45,213     $54,094     $  54,094     $ 54,406      $  54,406
------------------------------------------------------------------------------------------------------------------

Assumptions:

1.   $100,000 initial investment

2.   Fund Expenses = 1.55%

3.   No optional death benefits or living benefits elected

Appendix F

AMERICAN SKANDIA APEX(SM) II PROSPECTUS

--------------------------------------------------------------------------------

6% Gross Rate of Return

                                                                                            XTra Credit
                                   APEX II/Stagecoach        ASAP III/Stagecoach           SIX/Stagecoach
               ASL II                    APEX II                  ASAP III                XTra Credit SIX
------------------------------------------------------------------------------------------------------------------
        Annuity     Surrender     Annuity     Surrender     Annuity     Surrender      Annuity       Surrender
 Yr      Value        Value        Value        Value        Value        Value         Value          Value
------------------------------------------------------------------------------------------------------------------
1       $102,635      $ 102,635     $102,635      $  94,635     $103,053      $  96,053     $108,758      $  99,758
2       $105,340      $ 105,340     $105,340      $  98,340     $106,198      $  99,698     $111,589      $ 103,089
3       $108,115      $ 108,115     $108,115      $ 102,115     $109,440      $ 103,440     $114,495      $ 106,495
4       $110,964      $ 110,964     $110,964      $ 110,964     $112,781      $ 107,781     $117,477      $ 110,477
5       $113,888      $ 113,888     $113,888      $ 113,888     $116,223      $ 112,223     $120,537      $ 114,537
6       $116,890      $ 116,890     $119,199      $ 119,199     $119,771      $ 116,771     $123,679      $ 118,679
7       $119,970      $ 119,970     $122,340      $ 122,340     $123,427      $ 121,427     $126,903      $ 122,903
8       $123,131      $ 123,131     $125,564      $ 125,564     $127,195      $ 127,195     $130,212      $ 127,212
9       $126,376      $ 126,376     $128,872      $ 128,872     $131,874      $ 131,874     $133,608      $ 131,608
10      $129,706      $ 129,706     $132,268      $ 132,268     $136,725      $ 136,725     $137,094      $ 137,094
11      $133,124      $ 133,124     $135,754      $ 135,754     $141,755      $ 141,755     $142,102      $ 142,102
12      $136,632      $ 136,632     $139,331      $ 139,331     $146,970      $ 146,970     $147,294      $ 147,294
13      $140,232      $ 140,232     $143,003      $ 143,003     $152,376      $ 152,376     $152,678      $ 152,678
14      $143,927      $ 143,927     $146,771      $ 146,771     $157,982      $ 157,982     $158,259      $ 158,259
15      $147,720      $ 147,720     $150,638      $ 150,638     $163,793      $ 163,793     $164,046      $ 164,046
16      $151,613      $ 151,613     $154,608      $ 154,608     $169,819      $ 169,819     $170,046      $ 170,046
17      $155,608      $ 155,608     $158,682      $ 158,682     $176,066      $ 176,066     $176,266      $ 176,266
18      $159,708      $ 159,708     $162,863      $ 162,863     $182,543      $ 182,543     $182,716      $ 182,716
19      $163,917      $ 163,917     $167,155      $ 167,155     $189,258      $ 189,258     $189,402      $ 189,402
20      $168,236      $ 168,236     $171,560      $ 171,560     $196,220      $ 196,220     $196,335      $ 196,335
21      $172,669      $ 172,669     $176,081      $ 176,081     $203,438      $ 203,438     $203,522      $ 203,522
22      $177,219      $ 177,219     $180,720      $ 180,720     $210,922      $ 210,922     $210,974      $ 210,974
23      $181,889      $ 181,889     $185,483      $ 185,483     $218,681      $ 218,681     $218,700      $ 218,700
24      $186,682      $ 186,682     $190,370      $ 190,370     $226,726      $ 226,726     $226,710      $ 226,710
25      $191,601      $ 191,601     $195,387      $ 195,387     $235,066      $ 235,066     $235,015      $ 235,015
------------------------------------------------------------------------------------------------------------------

Assumptions:

1.   $100,000 initial investment

2.   Fund Expenses = 1.55%

3.   No optional death benefits or living benefits elected

* Contract charges are waived for account values greater than $100,000.

1) If you are purchasing your Annuity through an Investment Professional that is associated with Wells Fargo, your variable investment option choices are different than those that are offered through other broker-dealers. In addition, due to the differences in the variable investment option choices, the expenses for the underlying portfolios that are available under the "Stagecoach" products are slightly lower and if those expenses were reflected, the values illustrated would be slightly higher.

2)   For more information on these benefits, refer to the "Death Benefit"
     section in the Prospectus.

3) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.

4) The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

5) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: ASLII -1.55% and 4.36%; APEX II and Stagecoach APEX II -3.17% and 2.64%; ASAP III and Stagecoach ASAP III -2.78% and 3.05% in years 1-8 and -2.19% and 3.68% in years 9+, XTra Credit SIX and Stagecoach XTra Credit SIX -3.17% and 2.64% in years 1-10 and -2.19% and 3.68% in years 11+.

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASAPEXII-PROS (06/2005).



                    --------------------------------------
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--------------------------------------------------------------------------------

Variable Annuity Issued by:                            Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                  AMERICAN SKANDIA
ASSURANCE CORPORATION                                           MARKETING, INCORPORATED
A Prudential Financial Company                           A Prudential Financial Company
One Corporate Drive                                                 One Corporate Drive
Shelton, Connecticut 06484                                   Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                       Telephone: 203-926-1888
http://www.americanskandia.prudential.com     http://www.americanskandia.prudential.com

                               MAILING ADDRESSES:



                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                  P.O. Box 7960
                             Philadelphia, PA 19176



                                  EXPRESS MAIL:
                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 2101 Welsh Rd.
                                Dresher, PA 19025

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                  A Prudential Financial Company
                                 One Corporate Drive, Shelton, Connecticut 06484
                                 ----------------------------------------------

AMERICAN SKANDIA STAGECOACH[RegTM] APEX(SM) II
Flexible Premium Deferred Annuity
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005 AS REVISED ON JUNE 20, 2005

This Prospectus describes Stagecoach[RegTM] APEX(SM) II, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") exclusively through Wells Fargo Bank, N.A. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. The Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Investment Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

--------------------------------------------------------------------------------
  American Skandia offers several different annuities which your Investment Professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's account value. The fees and charges you pay and compensation paid to your investment professional may also be different between each annuity. For more information, please refer to the Appendix entitled "Selecting the Variable Annuity That's Right for You."
--------------------------------------------------------------------------------

The Variable Investment Options
--------------------------------------------------------------------------------
The variable investment options, each a Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: Wells Fargo Variable Trust, American Skandia Trust, Gartmore Variable Investment Trust, A I M Advisors, Inc., Evergreen Variable Annuity Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

Please Read This Prospectus
--------------------------------------------------------------------------------
Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

Available Information
--------------------------------------------------------------------------------
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 97. This Prospectus is part of the registration statement we filed with the SEC regarding this offering.
Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

For Further Information call:
--------------------------------------------------------------------------------
[GRAPHIC]   1-800-680-8920

These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, or bank subsidiary of Wells Fargo Bank, N.A., are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market sub-account.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

American Skandia Stagecoach[RegTM] APEX(SM) II are registered trademarks/servicemarks of A Wells Fargo Bank, N.A. and The Prudential Insurance Company of America, respectively.
Prospectus Dated: May 2, 2005 as revised on June 20, 2005
                          Statement of Additional Information Dated: May 2, 2005
WFAPX2PR605                                                        WFVAPEXIIPROS

PLEASE SEE OUR PRIVACY POLICY AND IRA DISCLOSURE STATEMENT ATTACHED TO THE BACK
                           COVER OF THIS PROSPECTUS.

Contents
--------------------------------------------------------------------------------

Introduction .............................................................................     1
  Why Would I Choose to Purchase This Annuity? ...........................................     1
  What Are Some of the Key Features of This Annuity? .....................................     1
  How Do I Purchase This Annuity? ........................................................     1
Glossary of Terms ........................................................................     2
Summary of Contract Fees and Charges .....................................................     3
Expense Examples .........................................................................    12
Investment Options .......................................................................    13
  What Are the Investment Objectives and Policies of the Portfolios? .....................    13
  What Are the Fixed Allocations? ........................................................    29
Fees and Charges .........................................................................    30
  What Are the Contract Fees and Charges? ................................................    30
  What Charges Apply Solely to the Variable Investment Options? ..........................    31
  What Fees and Expenses Are Incurred by the Portfolios? .................................    32
  What Charges Apply to the Fixed Allocations? ...........................................    32
  What Charges Apply if I Choose an Annuity Payment Option? ..............................    32
  Exceptions/Reductions to Fees and Charges ..............................................    32
Purchasing Your Annuity ..................................................................    33
  What Are Our Requirements for Purchasing the Annuity? ..................................    33
Managing Your Annuity ....................................................................    34
  May I Change the Owner, Annuitant and Beneficiary Designations? ........................    34
  May I Return the Annuity if I Change My Mind? ..........................................    34
  May I Make Additional Purchase Payments? ...............................................    34
  May I Make Scheduled Payments Directly From My Bank Account? ...........................    34
  May I Make Purchase Payments Through a Salary Reduction Program? .......................    35
Managing Your Account Value ..............................................................    36
  How and When Are Purchase Payments Invested? ...........................................    36
  How Do I Receive a Loyalty Credit ......................................................    36
  How are Loyalty Credits Applied to My Account Value ....................................    36
  Are There Restrictions or Charges on Transfers Between Investment Options? .............    36
  Do You Offer Dollar Cost Averaging? ....................................................    38
  Do You Offer Any Automatic Rebalancing Programs? .......................................    39
  Are Any Asset Allocation Programs Available? ...........................................    39
  Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date? ....    39
  May I Give My Investment Professional Permission to Manage My Account Value? ...........    40
  May I Authorize My Third Party Investment Advisor to Manage My Account? ................    41
  How Do the Fixed Allocations Work? .....................................................    41
  How Do You Determine Rates For Fixed Allocations? ......................................    42
  How Does the Market Value Adjustment Work? .............................................    43
  What Happens When My Guarantee Period Matures? .........................................    44
Access To Account Value ..................................................................    45
  What Types of Distributions Are Available to Me? .......................................    45
  Are There Tax Implications for Distributions? ..........................................    45
  Can I Withdraw a Portion of My Annuity? ................................................    45
  How Much Can I Withdraw as a Free Withdrawal? ..........................................    46
  Is There a Charge for a Partial Withdrawal? ............................................    46
  Can I Make Periodic Withdrawals from the Annuity During the Accumulation Period? .......    46
  Do You Offer a Program for Withdrawals Under Section 72(t) of the Internal Revenue
  Code? ..................................................................................    47
  What are Minimum Distributions and When Would I Need to Make Them? .....................    47
  Can I Surrender My Annuity for its Value? ..............................................    47
  What is a Medically-Related Surrender and How Do I Qualify? ............................    47
  What Types of Annuity Options Are Available? ...........................................    48


                                                                             (i)

Contents
--------------------------------------------------------------------------------

  How and When Do I Choose the Annuity Payment Option? ...................................    49
  How Are Annuity Payments Calculated? ...................................................    49
Living Benefit Programs ..................................................................    52
  Do You Offer Programs Designed to Provide Investment Protection for Owners While They
    Are Alive? ...........................................................................    52
  Guaranteed Return Option Plus(SM) (GRO Plus(SM)) .......................................    53
  Guaranteed Return Option (GRO) .........................................................    58
  Guaranteed Minimum Withdrawal Benefit (GMWB) ...........................................    60
  Guaranteed Minimum Income Benefit (GMIB) ...............................................    64
  Lifetime Five Income Benefit (Lifetime Five) ...........................................    69
Death Benefit ............................................................................    75
  What Triggers the Payment of a Death Benefit? ..........................................    75
  Basic Death Benefit ....................................................................    75
  Optional Death Benefits ................................................................    75
  American Skandia's Annuity Rewards .....................................................    79
  Payment of Death Benefits ..............................................................    79
Valuing Your Investment ..................................................................    82
  How is My Account Value Determined? ....................................................    82
  What is the Surrender Value of My Annuity? .............................................    82
  How and When Do You Value the Sub-Accounts? ............................................    82
  How Do You Value Fixed Allocations? ....................................................    82
  When Do You Process and Value Transactions? ............................................    82
  What Happens to My Units When There is a Change in Daily Asset-Based Charges? ..........    83
Tax Considerations .......................................................................    85
General Information ......................................................................    92
  How Will I Receive Statements and Reports? .............................................    92
  Who is American Skandia? ...............................................................    92
  What are Separate Accounts? ............................................................    92
  What is the Legal Structure of the Underlying Funds? ...................................    94
  Who Distributes Annuities Offered by American Skandia? .................................    95
  Incorporation of Certain Documents by Reference ........................................    96
  Financial Statements ...................................................................    96
  How to Contact Us ......................................................................    96
  Indemnification ........................................................................    97
  Legal Proceedings ......................................................................    97
  Contents of the Statement of Additional Information ....................................    97
Appendix A -- Condensed Financial Information About Separate Account B ...................    A-1
Appendix B -- Calculation of Optional Death Benefits .....................................    B-1
Appendix C -- Additional Information on Asset Allocation Programs ........................    C-1
Appendix D -- Selecting the Variable Annuity That's Right for You ........................    D-1


(ii)

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Introduction
--------------------------------------------------------------------------------

Why Would I Choose to Purchase This Annuity?

This Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more death benefits that can protect your retirement savings if you die during a period of declining markets. It may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including death benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your investment professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

What Are Some of the Key Features of This Annuity?

o This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

o This Annuity offers both variable investment options and Fixed Allocations. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

o The Annuity features two distinct periods -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

o During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.

o For annuities issued on or after June 20, 2005, this Annuity offers a Loyalty Credit which we add to your Account Value after it has been in effect for five full contract years (i.e., on your fifth Contract Anniversary), subject to our rules and state availability.

o This Annuity offers optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

o This Annuity offers a basic Death Benefit. It also offers optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

o You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. After Annuity
   Year 4, you are allowed to make unlimited withdrawals from your Annuity without any charges.

o Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

How Do I Purchase This Annuity?

We sell the Annuity through licensed, registered investment professionals. You must complete an application and submit a minimum initial purchase payment of $10,000. We may allow you to make a lower initial purchase payment provided you establish a bank drafting program under which purchase payments received in the first Annuity Year total at least $10,000. If the Annuity is owned by an individual or individuals, the oldest of those Owners must be age 85 or under, as of the Issue Date of the Annuity. If the Annuity is owned by an entity, the annuitant must be age 85 or under, as of the Issue Date of the Annuity. The availability and level of protection of certain optional benefits may vary based on the age of the Owner, on the Issue Date of the Annuity or the date of the Owner's death.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Glossary of Terms
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Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE

The value of each allocation to a Sub-account (also referred to as "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on a contract anniversary, any fee that is deducted from the contract annually in arrears. The Account Value includes any Loyalty Credit we apply. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

ANNUITIZATION

The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE

The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR

A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE

The Internal Revenue Code of 1986, as amended from time to time.

FIXED ALLOCATION

An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

GUARANTEE PERIOD

A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

INTERIM VALUE

The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE

The effective date of your Annuity.

MVA

A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER

With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SURRENDER VALUE

The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits. The surrender value may be calculated using a Market Value Adjustment with respect to amounts in any Fixed Allocation.

UNIT

A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY

Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Summary of Contract Fees and Charges
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Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The fees and charges that are assessed against the Annuity include the Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the variable investment options are the mortality and expense risk charge, the charge for administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
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 (ASSESSED AGAINST THE ANNUITY)
             FEE/CHARGE                                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------
                                                                     8.5%
                                        The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the
 Contingent Deferred Sales Charge*                                 Annuity.
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                                                         $10.00 (Currently, $15.00 maximum)
                                       (Currently we deduct the fee after the 20th transfer each Annuity
                                          Year. We guarantee that the number of charge free transfers
 Transfer Fee                                    per Annuity Year will never be less than 8.)
-----------------------------------------------------------------------------------------------------------
                                          Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction. This charge is deducted
 Tax Charge                                   generally at the time you annuitize your contract.
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* The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal. For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

--------------------------------------------------------------------------------
 Yr. 1           Yr. 2             Yr. 3             Yr. 4             Yr. 5+
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  8.5%            8.0%              7.0%              6.0%              0.0%
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AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Summary of Contract Fees and Charges continued
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The following table provides a summary of the periodic fees and charges you will pay while you own the Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------
 ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
                         FEE/CHARGE                                             AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
                                                                      Smaller of $35 or 2% of Account Value
                                                          (Only applicable if Account Value is less than $100,000)
                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
 Annual Maintenance Fee
---------------------------------------------------------------------------------------------------------------------------
 ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS(1)
---------------------------------------------------------------------------------------------------------------------------
 (AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

                         FEE/CHARGE                                               AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
                                                                                       1.50%
 Mortality & Expense Risk Charge(2)
---------------------------------------------------------------------------------------------------------------------------
                                                                                       0.15%
 Administration Charge(2)
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                                                        1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                          Option(4) ("Qualified BCO")
 Settlement Service Charge(3)
---------------------------------------------------------------------------------------------------------------------------
                                                       1.65% per year of the value of each Sub-account
                                                    (1.40% per year if you are a beneficiary electing the Qualified BCO)
 Total Annual Charges of the Sub-accounts
---------------------------------------------------------------------------------------------------------------------------

1: These charges are deducted daily and apply to Variable Investment Options only.

2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.

3: The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.

4: When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.
4

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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The following table provides a summary of the fees and charges you will pay if you elect any of the following optional benefits. Not all optional benefits may be purchased in combination with one another. You may only elect one optional living benefit. The optional living benefits are the Guaranteed Return Option Plus program (and where not available, Guaranteed Return Option), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit and the Lifetime Five(SM) Income Benefit. For the optional death benefits, you may elect the Highest Anniversary Value Death Benefit or the Highest Daily Value Death Benefit together with the Enhanced Beneficiary Protection Death Benefit, or any of these three benefits individually, but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually. The fees and charges and each of the optional benefits are described in more detail within this Prospectus.



YOUR OPTIONAL BENEFIT FEES AND CHARGES
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                                                                                      OPTIONAL
                                                                                     BENEFIT FEE/               TOTAL ANNUAL
                          OPTIONAL BENEFIT                                             CHARGE                      CHARGE*
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GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))/GUARANTEED RETURN OPTION
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We offer a program that guarantees a "return of premium" at a future date,       0.25% of average daily      1.90%;
while allowing you to allocate all or a portion of your Account Value to         net assets of the Sub-      1.65% for
certain Sub-accounts.                                                            accounts                    Qualified BCO

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)**
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We offer a program that guarantees your ability to withdraw amounts over         0.35% of average daily      2.00%;
time equal to an initial principal value, regardless of the impact of market     net assets of the Sub-      1.75% for Qualified BCO
performance on your Account Value.                                               accounts

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
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We offer a program that, after a seven-year waiting period, guarantees your      0.50% per year of the       1.65% PLUS
ability to begin receiving income from your Annuity in the form of annuity       average Protected           0.50% per year of
payments based on your total Purchase Payments and an annual increase of         Income Value during         average Protected
5% on such Purchase Payments adjusted for withdrawals (called the                each year; deducted         Income Value
"Protected Income Value"), regardless of the impact of market performance        annually in arrears each
on your Account Value.                                                           Annuity Year

LIFETIME FIVE INCOME BENEFIT**
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We offer a program that guarantees your ability to withdraw amounts equal        0.60% of average daily      2.25%
to a percentage of an initial principal value, regardless of the impact of       net assets of the Sub-
market performance on your Account Value, subject to our program rules           accounts
regarding the timing and amount of withdrawals.

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
------------------------------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of            0.25% of average            1.90%
protection for your beneficiary(ies) by providing amounts in addition to the     daily net assets of
basic Death Benefit that can be used to offset federal and state taxes           the Sub-accounts
payable on any taxable gains in your Annuity at the time of your death.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
------------------------------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of            0.25% of average daily      1.90%
protection for your beneficiary(ies) by providing a death benefit equal to the   net assets of the Sub-
greater of the basic Death Benefit and the Highest Anniversary Value, less       accounts
proportional withdrawals.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Summary of Contract Fees and Charges continued
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YOUR OPTIONAL BENEFIT FEES AND CHARGES
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                                                                                      OPTIONAL
                                                                                     BENEFIT FEE/               TOTAL ANNUAL
                          OPTIONAL BENEFIT                                             CHARGE                      CHARGE*
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COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
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We offer an Optional Death Benefit that provides an enhanced level of            0.50% of average daily      2.15%
protection for your beneficiary(ies) by providing the greater of the Highest     net assets of the Sub-
Anniversary Value Death Benefit and a 5% annual increase on Purchase             accounts
Payments adjusted for withdrawals.

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
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We offer an Optional Death Benefit that provides an enhanced level of            0.50% of average daily      2.15%
protection for your beneficiary(ies) by providing a death benefit equal to the   net assets of the Sub-
greater of the basic Death Benefit and the Highest Daily Value, less             accounts
proportional withdrawals.
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Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

* The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

** These optional benefits are not available under the Qualified BCO.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2004. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
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                                                MINIMUM          MAXIMUM
--------------------------------------------------------------------------------
 Total Portfolio Operating Expense                0.63%           3.06%

The following are the investment management fees, other expenses, 12b-1 fees (if applicable), and the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2004, except as noted. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. Any such fee waivers and/or reimbursements have been reflected in the footnotes. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-680-8920.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
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(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                             TOTAL
                                                                                            ANNUAL
                                                                                           PORTFOLIO
                                                      MANAGEMENT       OTHER      12b-1    OPERATING
               UNDERLYING PORTFOLIO                      FEES       EXPENSES(1)   FEES      EXPENSES
 American Skandia Trust:(2,3)
---------------------------------------------------------------------------------------------------
        AST JPMorgan International Equity                1.00%        0.13%      None        1.13%
        AST William Blair International Growth           1.00%        0.22%      None        1.22%
        AST LSV International Value(4)                   1.00%        0.37%      None        1.37%
        AST MFS Global Equity                            1.00%        0.35%      None        1.35%
        AST Small-Cap Growth(5)                          0.90%        0.24%      None        1.14%
        AST DeAM Small-Cap Growth                        0.95%        0.22%      None        1.17%
        AST Federated Aggressive Growth                  0.95%        0.24%      None        1.19%
        AST Small-Cap Value(6)                           0.90%        0.18%      None        1.08%
        AST DeAM Small-Cap Value                         0.95%        0.33%      None        1.28%
        AST Goldman Sachs Mid-Cap Growth                 1.00%        0.25%      None        1.25%
        AST Neuberger Berman Mid-Cap Growth              0.90%        0.22%      None        1.12%
        AST Neuberger Berman Mid-Cap Value               0.90%        0.15%      None        1.05%
        AST Alger All-Cap Growth                         0.95%        0.22%      None        1.17%
        AST Gabelli All-Cap Value                        0.95%        0.26%      None        1.21%
        AST T. Rowe Price Natural Resources              0.90%        0.26%      None        1.16%
        AST AllianceBernstein Large-Cap Growth(7)        0.90%        0.23%      None        1.13%
        AST MFS Growth                                   0.90%        0.20%      None        1.10%
        AST Marsico Capital Growth                       0.90%        0.14%      None        1.04%
        AST Goldman Sachs Concentrated Growth            0.90%        0.17%      None        1.07%
        AST DeAM Large-Cap Value                         0.85%        0.26%      None        1.11%
        AST AllianceBernstein Growth + Value             0.90%        0.32%      None        1.22%
        AST AllianceBernstein Core Value(8)              0.75%        0.24%      None        0.99%
        AST Cohen & Steers Realty                        1.00%        0.22%      None        1.22%
        AST AllianceBernstein Managed Index 500(9)       0.60%        0.17%      None        0.77%
        AST American Century Income & Growth             0.75%        0.24%      None        0.99%
        AST AllianceBernstein Growth & Income(10)        0.75%        0.15%      None        0.90%
        AST Hotchkis & Wiley Large-Cap Value             0.75%        0.19%      None        0.94%
        AST Global Allocation(11)                        0.89%        0.26%      None        1.15%
        AST American Century Strategic Balanced          0.85%        0.27%      None        1.12%
        AST T. Rowe Price Asset Allocation               0.85%        0.27%      None        1.12%
        AST T. Rowe Price Global Bond                    0.80%        0.27%      None        1.07%
        AST Goldman Sachs High Yield                     0.75%        0.18%      None        0.93%
        AST Lord Abbett Bond-Debenture                   0.80%        0.22%      None        1.02%
        AST PIMCO Total Return Bond                      0.65%        0.16%      None        0.81%
        AST PIMCO Limited Maturity Bond                  0.65%        0.17%      None        0.82%
        AST Money Market                                 0.50%        0.13%      None        0.63%

 Gartmore Variable Investment Trust:
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        GVIT Developing Markets                          1.15%        0.38%        0.25%   1.78%

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Summary of Contract Fees and Charges continued
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                                                                                                 TOTAL
                                                                                                 ANNUAL
                                                                                                PORTFOLIO
                                                          MANAGEMENT       OTHER      12b-1     OPERATING
               UNDERLYING PORTFOLIO                          FEES       EXPENSES(1)   FEES      EXPENSES
 Wells Fargo Variable Trust Advantage:(12)
---------------------------------------------------------------------------------------------------------
        Advantage C&B Large Cap Value                        0.55%        0.39%        0.25%      1.19%
        Advantage Equity Income                              0.55%        0.23%        0.25%      1.03%
        Advantage International Core                         0.75%        0.42%        0.25%      1.42%
        Advantage Small Cap Growth                           0.75%        0.24%        0.25%      1.24%
        Advantage Large Company Core                         0.55%        0.33%        0.25%      1.13%
        Advantage Large Company Growth                       0.55%        0.25%        0.25%      1.05%
        Advantage Asset Allocation                           0.55%        0.22%        0.25%      1.02%
        Advantage Total Return Bond                          0.45%        0.26%        0.25%      0.96%

 AIM Variable Insurance Funds:(13)
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        AIM V.I. Dynamics Fund -- Series I shares            0.75%        0.39%        None       1.14%
        AIM V.I. Technology Fund -- Series I shares          0.75%        0.40%        None       1.15%
        AIM V.I. Health Sciences Fund -- Series I shares(14) 0.75%        0.36%        None       1.11%
        AIM V.I. Financial Services Fund -- Series I shares  0.75%        0.37%        None       1.12%

 Evergreen Variable Annuity Trust:
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        International Equity(15)                             0.42%        0.30%        None       0.72%
        Growth(16)                                           0.70%        0.26%        None       0.96%
        Omega                                                0.52%        0.16%        None       0.68%

 ProFund VP:(17)
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        Access VP High Yield                                 0.75%        1.02%        0.25%      2.02%
        Bull                                                 0.75%        0.78%        0.25%      1.78%
        OTC                                                  0.75%        0.87%        0.25%      1.87%
        Large-Cap Value                                      0.75%        1.04%        0.25%      2.04%
        Large-Cap Growth                                     0.75%        2.06%        0.25%      3.06%
        Mid-Cap Value                                        0.75%        0.92%        0.25%      1.92%
        Mid-Cap Growth                                       0.75%        0.94%        0.25%      1.94%
        Small-Cap Value                                      0.75%        0.95%        0.25%      1.95%
        Small-Cap Growth                                     0.75%        0.90%        0.25%      1.90%
        Asia 30                                              0.75%        0.86%        0.25%      1.86%
        Europe 30                                            0.75%        0.78%        0.25%      1.78%
        Japan                                                0.75%        0.85%        0.25%      1.85%
        UltraBull                                            0.75%        0.89%        0.25%      1.89%
        UltraMid-Cap                                         0.75%        0.94%        0.25%      1.94%
        UltraSmall-Cap                                       0.75%        0.94%        0.25%      1.94%
        UltraOTC                                             0.75%        0.88%        0.25%      1.88%
        Bear                                                 0.75%        0.90%        0.25%      1.90%
        Short Mid-Cap                                        0.75%        0.80%        0.25%      1.80%
        Short Small-Cap                                      0.75%        1.28%        0.25%      2.28%
        Short OTC                                            0.75%        0.86%        0.25%      1.86%
        Banks                                                0.75%        0.98%        0.25%      1.98%

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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                                                                                                 TOTAL
                                                                                                 ANNUAL
                                                                                                PORTFOLIO
                                                          MANAGEMENT     OTHER        12b-1     OPERATING
               UNDERLYING PORTFOLIO                          FEES      EXPENSES(1)     FEES     EXPENSES
 ProFund VP:(17) continued
---------------------------------------------------------------------------------------------------------
        Basic Materials                                      0.75%        0.96%        0.25%      1.96%
        Biotechnology                                        0.75%        0.98%        0.25%      1.98%
        Consumer Goods                                       0.75%        0.99%        0.25%      1.99%
        Consumer Services                                    0.75%        1.20%        0.25%      2.20%
        Financials                                           0.75%        0.92%        0.25%      1.92%
        Health Care                                          0.75%        0.91%        0.25%      1.91%
        Industrials                                          0.75%        0.99%        0.25%      1.99%
        Internet                                             0.75%        0.94%        0.25%      1.94%
        Oil & Gas                                            0.75%        0.92%        0.25%      1.92%
        Pharmaceuticals                                      0.75%        0.97%        0.25%      1.97%
        Precious Metals                                      0.75%        0.87%        0.25%      1.87%
        Real Estate                                          0.75%        0.93%        0.25%      1.93%
        Semiconductor                                        0.75%        0.99%        0.25%      1.99%
        Technology                                           0.75%        0.87%        0.25%      1.87%
        Telecommunications                                   0.75%        0.95%        0.25%      1.95%
        Utilities                                            0.75%        0.95%        0.25%      1.95%
        U.S. Government Plus                                 0.50%        0.86%        0.25%      1.61%
        Rising Rates Opportunity                             0.75%        0.75%        0.25%      1.75%

First Defined Portfolio Fund, LLC:(18, 19)
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        First Trust[RegTM] 10 Uncommon Value                 0.60%        0.76%        0.25%      1.61%
        Target Managed VIP                                   0.60%        1.25%        0.25%      2.10%
        The Dowsm DART 10                                    0.60%        1.53%        0.25%      2.38%
        Global Dividend Target 15                            0.60%        1.85%        0.25%      2.70%
        S&P[RegTM] Target 24                                 0.60%        1.58%        0.25%      2.43%
        NASDAQ[RegTM] Target 15                              0.60%        1.75%        0.25%      2.60%
        Value Line[RegTM] Target 25                          0.60%        1.48%        0.25%      2.33%
        The Dow Target Dividend(20)                          0.60%        0.62%        0.25%      1.47%

 The Prudential Series Fund, Inc.:
---------------------------------------------------------------------------------------------------------
        SP William Blair International Growth                0.85%        0.45%        0.25%      1.55%

(1) As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Summary of Contract Fees and Charges continued
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(2) The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:

                                                             TOTAL ACTUAL ANNUAL
                                                         PORTFOLIO OPERATING EXPENSES
           PORTFOLIO NAME                                 AFTER EXPENSE REIMBURSEMENT
           AST William Blair International Growth                    1.11%
           AST LSV International Value                               1.22%
           AST DeAM Small-Cap Growth                                 1.02%
           AST DeAM Small-Cap Value                                  1.13%
           AST Goldman Sachs Mid-Cap Growth                          1.13%
           AST Neuberger Berman Mid-Cap Growth                       1.11%
           AST Neuberger Berman Mid-Cap Value                        1.04%
           AST AllianceBernstein Large-Cap Growth                    1.10%
           AST MFS Growth                                            1.07%
           AST Marsico Capital Growth                                1.02%
           AST Goldman Sachs Concentrated Growth                     1.00%
           AST DeAM Large-Cap Value                                  0.99%
           AST Cohen & Steers Realty                                 1.11%
           AST AllianceBernstein Growth & Income                     0.87%
           AST Hotchkis & Wiley Large-Cap Value                      0.90%
           AST American Century Strategic Balanced                   1.09%
           AST T. Rowe Price Asset Allocation                        1.07%
           AST Lord Abbett Bond-Debenture Portfolio                  0.97%
           AST PIMCO Total Return Bond                               0.78%
           AST PIMCO Limited Maturity Bond                           0.79%
           AST Money Market                                          0.58%


(3) Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

(4) Effective November 18, 2004, LSV Asset Management became the Sub-advisor of the Portfolio. Prior to November 18, 2004, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM International Equity Portfolio."

(5) Effective May 1, 2005, Eagle Asset Management and Neuberger Berman Management, Inc. became Co-Sub-advisors of the Portfolio. Prior to May 1, 2005, State Street Research and Management Company served as Sub-advisor of the Portfolio, then named "AST State Street Research Small-Cap Growth Portfolio."

(6) Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, J.P. Morgan Fleming Asset Management became Co-Sub-advisors of the Portfolio. Prior to November 18, 2004, GAMCO Advisors Inc. served as Sub-advisor of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."

(7) Effective May 1, 2005, the name of the Portfolio was changed from "AST Alliance Growth Portfolio" to "AST AllianceBernstein Large-Cap Growth Portfolio."

(8) Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Core Value Portfolio" to "AST AllianceBernstein Core Value Portfolio."

(9) Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Managed Index 500 Portfolio" to "AST AllianceBernstein Managed Index 500 Portfolio."

(10) Effective May 1, 2005, the name of the Portfolio was changed from "AST Alliance Growth and Income Portfolio" to "AST AllianceBernstein Growth & Income Portfolio."

(11) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios").

     (a) The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

     (b) The expense information shown in the chart for the Portfolio reflects
     (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.

     (c) Effective May 1, 2005, Prudential Investment LLC provides day-to-day management of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM Global Allocation Portfolio."

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

--------------------------------------------------------------------------------

(12) (a) The Adviser of Wells Fargo Variable Trust has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown.

                                                   TOTAL ACTUAL ANNUAL
                                               PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                 AFTER EXPENSE REIMBURSEMENT
  Advantage C&B Large Cap Value                            1.00%
  Advantage Equity Income                                  1.00%
  Advantage International Core                             1.00%
  Advantage Small Cap Growth                               1.20%
  Advantage Large Company Core                             1.00%
  Advantage Large Company Growth                           1.00%
  Advantage Asset Allocation                               1.00%
  Advantage Total Return Bond                              0.90%

     (b) In addition, the following name changes were made effective May 1, 2005:

OLD PORTFOLIO NAME                                   NEW PORTFOLIO NAME
  Equity Value                                 Advantage C&B Large Cap Value
  Equity Income                                   Advantage Equity Income
  International Equity                          Advantage International Core
  Small Cap Growth                               Advantage Small Cap Growth
  Growth                                        Advantage Large Company Core
  Large Company Growth                         Advantage Large Company Growth
  Asset Allocation                               Advantage Asset Allocation
  Total Return Bond                             Advantage Total Return Bond

(13) The Fund's adviser is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's adviser pursuant to expense limitation commitments between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.

(14) Effective July 1, 2005, the "AIM V.I. Health Sciences Fund" will be renamed "AIM V.I. Global Health Care Fund."

(15) Effective May 1, 2005, the name of the Portfolio was changed from "Evergreen VA International Growth" to "Evergreen VA International Equity."

(16) Effective May 1, 2005, the name of the Portfolio was changed from "Evergreen VA Special Equity" to "Evergreen VA Growth."

(17) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.78% for ProFund VP Rising Rates Opportunity) through December 31, 2005. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(18) The Funds' Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.

(19) For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that will allow First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period.

                                                  TOTAL ACTUAL ANNUAL
                                              PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                AFTER EXPENSE REIMBURSEMENT
           First Trust[RegTM] 10 Uncommon Values          1.37%
           Target Managed VIP                             1.47%
           S&P Target 24                                  1.47%
           The Dow(SM) DART 10                            1.47%
           Value Line[RegTM] Target 25                    1.47%
           Global Dividend Target 15                      1.47%
           Nasdaq Target 15                               1.47%
           Dow Target Dividend                            1.47%

(20) The Dow (SM) Target Dividend Portfolio is newly organized. Accordingly, Other Expenses and Total Annual Portfolio Operating Expenses are based on estimated expenses for the current fiscal year.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Expense Examples
--------------------------------------------------------------------------------

These examples are designed to assist you in understanding the various expenses you may incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the Contingent Deferred Sales Charges (when applicable), Annual Maintenance Fee, Insurance Charge, and the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product, as well as the maximum charges for the optional benefits that are offered under the Annuity that can be elected in combination with one another. Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples shown assume that: (a) you only allocate Account Value to the Sub-account with the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above), not to a Fixed Allocation; (b) the Insurance Charge is assessed as 1.65% per year; (c) the Annual Maintenance Fee is reflected as an asset-based charge based on an assumed average contract size; (d) you make no withdrawals of Account Value during the period shown; (e) you make no transfers or other transactions for which we charge a fee for during the period shown; (f) no tax charge applies; (g) the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product applies; (h) the charge for each optional benefit is reflected as an additional charge equal to 0.60% per year of the average daily net assets of the Sub-accounts for the Lifetime Five Income Benefit, 0.50% per year of the average daily net assets of the Sub-accounts for the Highest Daily Value Death Benefit and 0.25% of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit; and (i) assumes no Loyalty Credit. Amounts shown in the examples are rounded to the nearest dollar.

The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.


IF YOU SURRENDER YOUR ANNUITY AT          IF YOU ANNUITIZE YOUR ANNUITY AT          IF YOU DO NOT SURRENDER
THE END OF THE APPLICABLE TIME PERIOD:    THE END OF THE APPLICABLE TIME PERIOD:    YOUR ANNUITY:
----------------------------------------------------------------------------------------------------------------------
1 YR     3 YRS     5 YRS     10 YRS      1 YR    3 YRS     5 YRS     10 YRS         1 YR    3 YRS     5 YRS     10 YRS
$1,533   $2,871    $3,632    $6,785      $768    $2,241    $3,632    $6,785         $768    $2,241    $3,632    $6,785

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Investment Options
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT OBJECTIVES AND

POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

     The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

     The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-680-8920.

--------------------------------------------------------------------------------
       Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs.
  If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.

       This Sub-account may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.
--------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Investment Options continued

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 International     AST JPMorgan International Equity: seeks long-term capital growth by             J.P. Morgan
 Equity            investing in a diversified portfolio of international equity securities. The     Fleming Asset
                   Portfolio seeks to meet its objective by investing, under normal market          Management
                   conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S.
                   countries and emerging markets of the world.
-----------------------------------------------------------------------------------------------------------------------
 International     AST William Blair International Growth: Seeks long-term capital                  William Blair &
 Equity            appreciation. The Portfolio invests primarily in stocks of large and             Company, L.L.C.
                   medium-sized companies located in countries included in the Morgan
                   Stanley Capital International All Country World Ex-U.S. Index.
-----------------------------------------------------------------------------------------------------------------------
 International     AST LSV International Value (formerly AST DeAM International Equity):            LSV Asset
 Equity            seeks capital growth. The Portfolio pursues its objective by primarily           Management
                   investing at least 80% of the value of its assets in the equity securities of companies in developed non-U.S. countries that are represented in the
                   MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 International     AST MFS Global Equity: seeks capital growth. Under normal                        Massachusetts
 Equity            circumstances the Portfolio invests at least 80% of its assets in equity         Financial Services
                   securities of U.S. and foreign issuers (including issuers in developing          Company
                   countries). The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         AST Small-Cap Growth (formerly AST State Street Research Small-                  Eagle Asset
 Growth            Cap Growth): seeks long-term capital growth. The Portfolio pursues               Management,
                   its objective by primarily investing in the common stocks of small-              Neuberger Berman
                   capitalization companies.                                                        Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         AST DeAM Small-Cap Growth: seeks maximum growth of investors'                    Deutsche Asset
 Growth            capital from a portfolio of growth stocks of smaller companies. The              Management, Inc.
                   Portfolio pursues its objective, under normal circumstances, by primarily investing at least 80% of its total assets in the equity securities of small-
                   sized companies included in the Russell 2000 Growth[RegTM] Index.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         AST Federated Aggressive Growth: seeks capital growth. The Portfolio             Federated Equity
 Growth            pursues its investment objective by investing primarily in the stocks of         Management
                   small companies that are traded on national security exchanges, the              Company of
                   NASDAQ stock exchange and the over-the-counter market.                           Pennsylvania/
                                                                                                    Federated Global
                                                                                                    Investment
                                                                                                    Management Corp.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         AST Small-Cap Value (formerly AST Gabelli Small-Cap Value): seeks to             Integrity Asset
 Value             provide long-term capital growth by investing primarily in small-                Management, Lee
                   capitalization stocks that appear to be undervalued. The Portfolio will          Munder Capital
                   have a non-fundamental policy to invest, under normal circumstances, at          Group, J.P. Morgan
                   least 80% of the value of its assets in small capitalization companies.          Fleming Asset
                                                                                                    Management
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         AST DeAM Small-Cap Value: seeks maximum growth of investors' capital.            Deutsche Asset
 Value             The Portfolio pursues its objective under normal market conditions, by           Management, Inc.
                   primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000[RegTM] Value Index.
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap           AST Goldman Sachs Mid-Cap Growth: seeks long-term capital growth.                Goldman Sachs
 Growth            The Portfolio pursues its investment objective by investing primarily in         Asset Management,
                   equity securities selected for their growth potential, and normally invests      L.P.
                   at least 80% of the value of its assets in medium capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap           AST Neuberger Berman Mid-Cap Growth: seeks capital growth. Under                 Neuberger Berman
 Growth            normal market conditions, the Portfolio primarily invests at least 80% of        Management Inc.
                   its net assets in the common stocks of mid-cap companies. The Sub-
                   advisor looks for fast growing companies that are in new or rapidly evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap Value     AST Neuberger Berman Mid-Cap Value: seeks capital growth. Under                  Neuberger Berman
                   normal market conditions, the Portfolio primarily invests at least 80% of        Management Inc.
                   its net assets in the common stocks of mid-cap companies. Under the
                   Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise before other investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AST Alger All-Cap Growth: seeks long-term capital growth. The Portfolio          Fred Alger
                   invests primarily in equity securities, such as common or preferred stocks       Management, Inc.
                   that are listed on U.S. exchanges or in the over-the-counter market. The
                   Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AST Gabelli All-Cap Value: seeks capital growth. The Portfolio pursues           GAMCO Investors,
                   its objective by investing primarily in readily marketable equity securities     Inc.
                   including common stocks, preferred stocks and securities that may be converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AST T. Rowe Price Natural Resources: seeks long-term capital growth              T. Rowe Price
                   primarily through the common stocks of companies that own or develop             Associates, Inc.
                   natural resources (such as energy products, precious metals and forest products) and other basic commodities. The Portfolio normally invests primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Investment Options continued

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST AllianceBernstein Large-Cap Growth (formerly AST Alliance Growth):           Alliance Capital
 Growth            seeks long-term capital growth. The Portfolio invests at least 80% of its        Management, L.P.
                   total assets in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST MFS Growth: seeks long-term capital growth and future income.                Massachusetts
 Growth            Under normal market conditions, the Portfolio invests at least 80% of its        Financial Services
                   total assets in common stocks and related securities, such as preferred          Company
                   stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-
                   term growth.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST Marsico Capital Growth: seeks capital growth. Income realization is          Marsico Capital
 Growth            not an investment objective and any income realized on the Portfolio's           Management, LLC
                   investments, therefore, will be incidental to the Portfolio's objective. The
                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST Goldman Sachs Concentrated Growth: seeks growth of capital in a              Goldman Sachs
 Growth            manner consistent with the preservation of capital. Realization of income        Asset Management,
                   is not a significant investment consideration and any income realized on         L.P.
                   the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity securities of companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST DeAM Large-Cap Value: seeks maximum growth of capital by                     Deutsche Asset
 Value             investing primarily in the value stocks of larger companies. The Portfolio       Management, Inc.
                   pursues its objective, under normal market conditions, by primarily investing at least 80% of the value of its assets in the equity securities of large-sized companies included in the Russell 1000[RegTM] Value Index.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST AllianceBernstein Growth + Value: seeks capital growth by investing          Alliance Capital
 Blend             approximately 50% of its assets in growth stocks of large companies and          Management, L.P.
                   approximately 50% of its assets in value stocks of large companies. The
                   Portfolio will invest primarily in common stocks of large U.S. companies included in the Russell 1000[RegTM] Index.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST AllianceBernstein Core Value (formerly AST Sanford Bernstein Core            Alliance Capital
 Value             Value): seeks long-term capital growth by investing primarily in common          Management, L.P.
                   stocks. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AST Cohen & Steers Realty: seeks to maximize total return through                Cohen & Steers
                   investment in real estate securities. The Portfolio pursues its investment       Capital
                   objective by investing, under normal circumstances, at least 80% of its          Management, Inc.
                   net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST AllianceBernstein Managed Index 500 (formerly AST Sanford                    Alliance Capital
 Blend             Bernstein Managed Index 500): seeks to outperform the S&P 500 through            Management, L.P.
                   stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST American Century Income & Growth: seeks capital growth with                  American Century
 Value             current income as a secondary objective. The Portfolio invests primarily         Investment
                   in common stocks that offer potential for capital growth, and may,               Management, Inc.
                   consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST AllianceBernstein Growth & Income: seeks long-term growth of                 Alliance Capital
 Value             capital and income while attempting to avoid excessive fluctuations in           Management, L.P.
                   market value. The Portfolio normally will invest in common stocks (and securities convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         AST Hotchkis & Wiley Large-Cap Value: seeks current income and                   Hotchkis & Wiley
 Value             long-term growth of income, as well as capital appreciation. The Portfolio       Capital
                   invests, under normal circumstances, at least 80% of its net assets plus         Management, LLC
                   borrowings for investment purposes in common stocks of large cap U.S.
                   companies that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 Asset             AST Global Allocation (formerly AST DeAM Global Allocation): seeks to            Prudential
 Allocation/       obtain the highest potential total return consistent with a specified level      Investments LLC
 Balanced          of risk tolerance. The Portfolio seeks to achieve its investment objective by investing in several other AST Portfolios ("Underlying Portfolios"). The
                   Portfolio intends its strategy of investing in combinations of Underlying
                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.
-----------------------------------------------------------------------------------------------------------------------
 Asset             AST American Century Strategic Balanced: seeks capital growth and                American Century
 Allocation/       current income. The Sub-advisor intends to maintain approximately 60%            Investment
 Balanced          of the Portfolio's assets in equity securities and the remainder in bonds        Management, Inc.
                   and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 Asset             AST T. Rowe Price Asset Allocation: seeks a high level of total return by        T. Rowe Price
 Allocation/       investing primarily in a diversified portfolio of fixed income and equity        Associates, Inc.
 Balanced          securities. The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary depending on the Sub-advisor's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Investment Options continued

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-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST T. Rowe Price Global Bond: seeks to provide high current income              T. Rowe Price
                   and capital growth by investing in high quality foreign and U.S. dollar-         International, Inc.
                   denominated bonds. The Portfolio will invest at least 80% of its total assets in fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S.
                   and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST Goldman Sachs High Yield: seeks a high level of current income               Goldman Sachs
                   and may also consider the potential for capital appreciation. The Portfolio      Asset Management,
                   invests, under normal circumstances, at least 80% of its net assets plus         L.P.
                   any borrowings for investment purposes (measured at time of purchase)
                   ("Net Assets") in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST Lord Abbett Bond-Debenture: seeks high current income and the                Lord, Abbett & Co.
                   opportunity for capital appreciation to produce a high total return. To          LLC
                   pursue its objective, the Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities and normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST PIMCO Total Return Bond: seeks to maximize total return consistent           Pacific Investment
                   with preservation of capital and prudent investment management. The              Management
                   Portfolio will invest in a diversified portfolio of fixed-income securities      Company LLC
                   of varying maturities. The average portfolio duration of the Portfolio           (PIMCO)
                   generally will vary within a three- to six-year time frame based on the
                   Sub-advisor's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST PIMCO Limited Maturity Bond: seeks to maximize total return                  Pacific Investment
                   consistent with preservation of capital and prudent investment                   Management
                   management. The Portfolio will invest in a diversified portfolio of fixed-       Company LLC
                   income securities of varying maturities. The average portfolio duration of       (PIMCO)
                   the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      AST Money Market: seeks high current income while maintaining high               Wells Capital
                   levels of liquidity. The Portfolio attempts to accomplish its objective by       Management, Inc.
                   maintaining a dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective maturities of not more than 397 days.
-----------------------------------------------------------------------------------------------------------------------
 International     GVIT Developing Markets: seeks long-term capital appreciation, under             Gartmore Global
 Equity            normal conditions by investing at least 80% of its total assets in stocks of     Asset Management
                   companies of any size based in the world's developing economies. Under           Trust/Gartmore
                   normal market conditions, investments are maintained in at least six             Global Partners
                   countries at all times and no more than 35% of total assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         Advantage C&B Large Cap Value Fund (formerly Equity Value): Seeks                Wells Fargo Funds
 Value             maximum long-term total return, consistent with minimizing risk to               Management, LLC
                   principal. The Portfolio will principally invest in large-capitalization securities, which the Sub-advisor defines as securities of companies with market capitalizations of $1 billion or more.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         Advantage Equity Income Fund (formerly Equity Income): Seeks long-term           Wells Fargo Funds
 Value             capital appreciation and above-average dividend income. The Portfolio            Management, LLC
                   invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. The Portfolio invests principally in securities of companies with market capitalizations of
                   $3 billion or more.
-----------------------------------------------------------------------------------------------------------------------
 International     Advantage International Core Fund (formerly International Equity): Seeks         Wells Fargo Funds
 Equity            long-term capital appreciation. The Portfolio will principally invest in         Management, LLC
                   non-U.S. securities. The Portfolio will focus on companies with strong growth potential that offer good relative values.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         Advantage Small Cap Growth Fund (formerly Small Cap Growth): Seeks               Wells Fargo Funds
 Growth            long-term capital appreciation. The Portfolio focuses on companies that          Management, LLC
                   the Sub-advisor believes have above-average growth potential, or that may be involved in new or innovative products, services and processes.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         Advantage Large Company Core Fund (formerly Growth): Seeks total                 Wells Fargo Funds
 Blend             return comprised of long-term capital appreciation and current income.           Management, LLC
                   The Portfolio will invest at least 80% of the Fund's assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         Advantage Large Company Growth Fund (formerly Large Company                      Wells Fargo Funds
 Growth            Growth): Seeks long-term capital appreciation. The Portfolio invests in the      Management, LLC
                   common stocks of large U.S. companies that the Sub-advisor believes have superior growth potential. The Portfolio invests principally in securities of companies with market capitalizations of $3 billion or more.
-----------------------------------------------------------------------------------------------------------------------
 Asset             Advantage Asset Allocation Fund (formerly Asset Allocation): Seeks               Wells Fargo Funds
 Allocation/       long-term total return, consistent with reasonable risk. The Portfolio           Management, LLC
 Balanced          invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Portfolio does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes.
-----------------------------------------------------------------------------------------------------------------------
 Fixed Income      Advantage Total Return Bond Fund (formerly Total Return Bond): Seeks             Wells Fargo Funds
                   total return consisting of income and capital appreciation. The Portfolio        Management, LLC
                   invests principally in investment-grade debt securities, which include U.S.
                   Government obligations, corporate bonds, mortgage- and other asset-
                   backed securities and money market instruments. Under normal circumstances, the Portfolio is expected to maintain an overall effective duration between 4 and 5.5 years.
-----------------------------------------------------------------------------------------------------------------------

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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap           AIM Variable Insurance Funds -- AIM V.I. Dynamics Fund -- Series I               A I M Advisors,
 Growth            shares (formerly an INVESCO fund): seeks long-term capital growth. The           Inc.
                   Portfolio pursues its objective by normally investing at least 65% of its assets in common stocks of mid-sized companies that are included in the
                   Russell Midcap Growth[RegTM] Index at the time of purchase.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AIM Variable Insurance Funds -- AIM V.I. Technology Fund -- Series I             A I M Advisors,
                   shares (formerly an INVESCO fund): seeks capital growth. The Portfolio           Inc.
                   normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AIM Variable Insurance Funds -- AIM V.I. Health Sciences Fund --                 A I M Advisors,
                   Series I shares (formerly an INVESCO fund) (Effective July 1, 2005, AIM          Inc.
                   V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care
                   Fund): seeks capital growth. The Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies related to health care.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         AIM Variable Insurance Funds -- AIM V.I. Financial Services Fund --              A I M Advisors,
                   Series I shares (formerly an INVESCO fund): seeks capital growth. The            Inc.
                   Portfolio normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks, insurance companies, investment and miscellaneous industries, and suppliers to financial services companies.
-----------------------------------------------------------------------------------------------------------------------
 International     Evergreen VA International Equity (formerly Evergreen VA International           Evergreen
 Equity            Growth): seeks long-term capital growth and secondarily, modest income.          Investment
                   The Portfolio normally invests 80% of its assets in equity securities issued     Management
                   by established, quality, non-U.S. companies located in countries with            Company, LLC
                   developed markets and may purchase across all market capitalizations.
                   The Portfolio normally invests at least 65% of its assets in securities of companies in at least three different countries (other than the U.S.).
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         Evergreen VA Growth (formerly Evergreen VA Special Equity): seeks                Evergreen
 Growth            long-term capital growth. The Portfolio invests at least 75% of its assets       Investment
                   in common stocks of small- and medium-sized companies (i.e., companies           Management
                   whose market capitalizations fall within the range of the Russell 2000[RegTM]    Company, LLC
                   Growth Index, at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 Specialty         Evergreen VA Omega: seeks long-term capital growth. The Portfolio                Evergreen
                   invests primarily, and under normal conditions, substantially all of its         Investment
                   assets in common stocks and securities convertible into common stocks            Management
                   of U.S. companies across all market capitalizations.                             Company, LLC
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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 International     ProFund VP Europe 30: seeks daily investment results, before fees and            ProFund Advisors
 Equity            expenses, that correspond to the daily performance of the ProFunds               LLC
                   Europe 30 Index. The ProFunds Europe 30 Index, created by ProFund
                   Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Asia 30: seeks daily investment results, before fees and              ProFund Advisors
                   expenses, that correspond to the daily performance of the ProFunds Asia          LLC
                   30 Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the
                   Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depository receipts or ordinary shares.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Japan: seeks daily investment results, before fees and                ProFund Advisors
                   expenses, that correspond to the daily performance of the Nikkei 225             LLC
                   Stock Average. Since the Japanese markets are not open when ProFund
                   VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the
                   United States related to the Nikkei 225 Stock Average.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Banks: seeks daily investment results, before fees and                ProFund Advisors
                   expenses, that correspond to the daily performance of the Dow Jones              LLC
                   U.S. Banks Index. The Dow Jones U.S. Banks Index measures the performance of the banking industry portion of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Basic Materials: seeks daily investment results, before fees          ProFund Advisors
                   and expenses, that correspond to the daily performance of the Dow                LLC
                   Jones U.S. Basic Materials Sector Index. The Dow Jones U.S. Basic
                   Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Biotechnology: seeks daily investment results, before fees            ProFund Advisors
                   and expenses, that correspond to the daily performance of the Dow                LLC
                   Jones U.S. Biotechnology Index. The Dow Jones U.S. Biotechnology
                   Index measures the performance of the biotechnology industry portion of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Consumer Services (formerly ProFund VP Consumer Cyclical):            ProFund Advisors
                   seeks daily investment results, before fees and expenses, that correspond        LLC
                   to the daily performance of the Dow Jones U.S. Consumer Services
                   Index. The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S.
                   equity market.
-----------------------------------------------------------------------------------------------------------------------

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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Consumer Goods (formerly ProFund VP Consumer Non-                     ProFund Advisors
                   Cyclical): seeks daily investment results, before fees and expenses, that        LLC
                   correspond to the daily performance of the Dow Jones U.S. Consumer
                   Goods Index. The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S.
                   equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Oil & Gas (formerly ProFund VP Energy): seeks daily                   ProFund Advisors
                   investment results, before fees and expenses, that correspond to the             LLC
                   daily performance of the Dow Jones U.S. Oil & Gas Index. The Dow
                   Jones U.S. Oil & Gas Sector Index measures the performance of the energy sector of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Financials (formerly ProFund VP Financial): seeks daily               ProFund Advisors
                   investment results, before fees and expenses, that correspond to the             LLC
                   daily performance of the Dow Jones U.S. Financials Sector Index. The
                   Dow Jones U.S. Financials Sector Index measures the performance of the financial services economic sector of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Health Care (formerly ProFund VP Healthcare): seeks daily             ProFund Advisors
                   investment results, before fees and expenses, that correspond to the             LLC
                   daily performance of the Dow Jones U.S. Health Care Index. The Dow
                   Jones U.S. Health Care Index measures the performance of the healthcare economic sector of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Industrials (formerly ProFund VP Industrial): seeks daily             ProFund Advisors
                   investment results, before fees and expenses, that correspond to the daily       LLC
                   performance of the Dow Jones U.S. Industrials Index. The Dow Jones U.S.
                   Industrials Index measures the performance of the industrial economic sector of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Internet: seeks daily investment results, before fees and             ProFund Advisors
                   expenses, that correspond to the daily performance of the Dow Jones              LLC
                   Composite Internet Index. The Dow Jones Composite Internet Index
                   measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Pharmaceuticals: seeks daily investment results, before fees          ProFund Advisors
                   and expenses, that correspond to the daily performance of the Dow                LLC
                   Jones U.S. Pharmaceuticals Index. The Dow Jones U.S. Pharmaceuticals
                   Index measures the performance of the pharmaceuticals industry portion of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Precious Metals: seeks daily investment results, before fees          ProFund Advisors
                   and expenses, that correspond to the daily performance of the Dow                LLC
                   Jones Precious Metals Index. The Dow Jones Precious Metals Index
                   measures the performance of the precious metals mining industry.
-----------------------------------------------------------------------------------------------------------------------

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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Real Estate: seeks daily investment results, before fees              ProFund Advisors
                   and expenses, that correspond to the daily performance of the Dow                LLC
                   Jones U.S. Real Estate Index. The Dow Jones U.S. Real Estate Index
                   measures the performance of the real estate industry portion of the U.S.
                   equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Semiconductor: seeks daily investment results, before fees            ProFund Advisors
                   and expenses, that correspond to the daily performance of the Dow                LLC
                   Jones U.S. Semiconductor Index. The Dow Jones U.S. Semiconductor
                   Index measures the performance of the semiconductor industry portion of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Technology: seeks daily investment results, before fees and           ProFund Advisors
                   expenses, that correspond to the daily performance of the Dow Jones              LLC
                   U.S. Technology Sector Index. The Dow Jones U.S. Technology Sector
                   Index measures the performance of the technology sector of the U.S.
                   equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Telecommunications: seeks daily investment results, before            ProFund Advisors
                   fees and expenses, that correspond to the daily performance of the Dow           LLC
                   Jones U.S. Telecommunications Sector Index. The Dow Jones U.S.
                   Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Utilities: seeks daily investment results, before fees and            ProFund Advisors
                   expenses, that correspond to the daily performance of the Dow Jones              LLC
                   U.S. Utilities Sector Index. The Dow Jones U.S. Utilities Sector Index
                   measures the performance of the utilities economic sector of the U.S.
                   equity market.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Bull: seeks daily investment results, before fees and expenses,       ProFund Advisors
                   that correspond to the daily performance of the S&P 500[RegTM] Index.            LLC
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Bear: seeks daily investment results, before fees and                 ProFund Advisors
                   expenses, that correspond to the inverse (opposite) of the daily                 LLC
                   performance of the S&P 500[RegTM] Index. If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500[RegTM] Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.
-----------------------------------------------------------------------------------------------------------------------

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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP UltraBull: seeks daily investment results, before fees and            ProFund Advisors
                   expenses, that correspond to twice (200%) the daily performance of the           LLC
                   S&P 500[RegTM] Index. Prior to May 1, 2003, ProFund VP UltraBull was named
                   "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500[RegTM] Index. If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500[RegTM] Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP OTC: seeks daily investment results, before fees and                  ProFund Advisors
                   expenses, that correspond to the daily performance of the NASDAQ-100             LLC
                   Index[RegTM]. "OTC" in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities
                   Exchange Act of 1934.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Short OTC: seeks daily investment results, before fees                ProFund Advisors
                   and expenses, that correspond to the inverse (opposite) of the daily             LLC
                   performance of the NASDAQ-100 Index[RegTM]. If ProFund VP Short OTC is
                   successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the
                   NASDAQ-100 Index[RegTM] when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.
                   "OTC" in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities
                   Exchange Act of 1934.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP UltraOTC: seeks daily investment results, before fees and             ProFund Advisors
                   expenses, that correspond to twice (200%) the daily performance of the           LLC
                   NASDAQ-100 Index[RegTM]. If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index[RegTM] when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap Value     ProFund VP Mid-Cap Value: seeks daily investment results, before fees            ProFund Advisors
                   and expenses, that correspond to the daily performance of the S&P                LLC
                   MidCap 400/Barra Value Index[RegTM]. The S&P MidCap400/Barra Value Index[RegTM]
                   is a float adjusted market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-
                   to-book ratios as determined before each semiannual rebalance date.
-----------------------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Mid Cap           ProFund VP Mid-Cap Growth: seeks daily investment results, before fees           ProFund Advisors
 Growth            and expenses, that correspond to the daily performance of the S&P                LLC
                   MidCap 400/Barra Growth Index[RegTM]. The S&P MidCap 400/Barra Growth
                   Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index[RegTM] that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP UltraMid-Cap: seeks daily investment results, before fees and         ProFund Advisors
                   expenses, that correspond to twice (200%) the daily performance of the           LLC
                   S&P MidCap 400 Index[RegTM]. If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index[RegTM] when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         ProFund VP Small-Cap Value: seeks daily investment results, before fees          ProFund Advisors
 Value             and expenses, that correspond to the daily performance of the S&P                LLC
                   SmallCap 600/Barra Value Index[RegTM]. The S&P SmallCap 600/Barra Value
                   Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the S&P SmallCap 600/Barra Value Index[RegTM] that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.
-----------------------------------------------------------------------------------------------------------------------
 Small Cap         ProFund VP Small-Cap Growth: seeks daily investment results, before              ProFund Advisors
 Growth            fees and expenses, that correspond to the daily performance of the S&P           LLC
                   SmallCap 600/Barra Growth Index[RegTM]. The S&P SmallCap 600/Barra Growth
                   Index[RegTM] is a float adjusted market capitalization weighted index comprised of the stocks in the S&P SmallCap 600/Barra Growth Index[RegTM] that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP UltraSmall-Cap: seeks daily investment results, before fees           ProFund Advisors
                   and expenses, that correspond to twice (200%) the daily performance of           LLC
                   the Russell 2000[RegTM] Index. If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index[RegTM] when the
                   Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP U.S. Government Plus: seeks daily investment results, before          ProFund Advisors
                   fees and expenses, that correspond to one and one-quarter times (125%)           LLC
                   the daily price movement of the most recently issued 30-year U.S.
                   Treasury bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times (125%) as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Rising Rates Opportunity: seeks daily investment results,             ProFund Advisors
                   before fees and expenses, that correspond to one and one-quarter times           LLC
                   (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates
                   Opportunity generally should decrease as interest rates fall. If ProFund
                   VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         ProFund VP Large-Cap Growth: seeks daily investment results, before              ProFund Advisors
 Growth            fees and expenses, that correspond to the daily performance of the S&P           LLC
                   500/Barra Growth Index[RegTM]. The S&P 500/Barra Growth Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.
-----------------------------------------------------------------------------------------------------------------------
 Large Cap         ProFund VP Large-Cap Value: seeks daily investment results, before fees          ProFund Advisors
 Value             and expenses, that correspond to the daily performance of the S&P                LLC
                   500/Barra Value Index[RegTM]. The S&P 500/Barra Value Index is a float adjusted market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Short Small-Cap: seeks daily investment results, before fees          ProFund Advisors
                   and expenses, that correspond to the inverse (opposite) of the daily             LLC
                   performance of the Russell 2000[RegTM] Index. If ProFund VP Short Small-Cap
                   is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day.
                   Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the
                   Index rises on a given day.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Specialty         ProFund VP Short Mid-Cap: seeks daily investment results, before fees            ProFund Advisors
                   and expenses, that correspond to the inverse (opposite) of the daily             LLC
                   performance of the S&P MidCap 400 Index[RegTM]. If ProFund VP Short Mid-Cap
                   is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day.
                   Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the
                   Index rises on a given day.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         Access VP High Yield: seeks to provide investment results that                   ProFund Advisors
                   correspond generally to the total return of the high yield market                LLC
                   consistent with maintaining reasonable liquidity. The Access VP High
                   Yield, created by ProFund Advisors, will achieve its high yield exposure primarily through CDSs but may invest in high yield debt instruments
                   ("junk bonds"), Interest rate swap agreements and futures contracts, and other debt and money market instruments without limitation, consistent with applicable regulations. Under normal market conditions, the fund will invest at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt market and/or in high yield debt securities.
                   The fund seeks to maintain exposure to the high yield bond markets regardless of market conditions and without taking defensive positions.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         First Trust[RegTM] 10 Uncommon Values: seeks to provide above-average capital    First Trust Advisors
                   appreciation. The Portfolio seeks to achieve its objective by investing          L.P.
                   primarily in the ten common stocks selected by the Investment Policy
                   Committee of Lehman Brothers Inc. ("Lehman Brothers") with the assistance of the Research Department of Lehman Brothers which, in their opinion have the greatest potential for capital appreciation during the next year. The stocks included in the Portfolio are adjusted annually on or about July 1st in accordance with the selections of Lehman
                   Brothers.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         Target Managed VIP: seeks to provide above-average total return. The             First Trust Advisors
                   Portfolio seeks to achieve its objective by investing in common stocks of        L.P.
                   the most attractive companies that are identified by a model based on six uniquely specialized strategies -- The Dow(sm) DART 5, the European
                   Target 20, the Nasdaq[RegTM] Target 15, the S&P Target 24, the Target Small
                   Cap and the Value Line[RegTM] Target 25.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         The Dow(SM) DART 10: seeks to provide above-average total return. The            First Trust Advisors
                   Portfolio seeks to achieve its objective by investing in common stocks           L.P.
                   issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of the ten companies in the DJIA that have the highest combined dividend yields and buyback ratios on or about the applicable stock selection date.
-----------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 Specialty         Global Dividend Target 15 (formerly Global Target 15): seeks to provide          First Trust Advisors
                   above-average total return. The Portfolio seeks to achieve its objective by      L.P.
                   investing in common stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The
                   Portfolio invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial Ordinary
                   Share Index ("FT Index") and the Hang Seng Index. The Portfolio
                   primarily consists of common stocks of the five companies with the lowest per share stock prices of the ten companies in each of the DJIA,
                   FT Index and Hang Seng Index, respectively, that have the highest dividend yield in the respective index on or about the applicable stock selection date.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         S&P[RegTM] Target 24: seeks to provide above-average total return. The           First Trust Advisors
                   Portfolio seeks to achieve its objective by investing in common stocks           L.P.
                   issued by companies that have the potential for capital appreciation. The
                   Portfolio invests primarily in the common stocks of twenty-four companies selected from a subset of the stocks included in the Standard & Poor's
                   500 Composite Stock Price Index[RegTM]. The subset of stocks will be taken from each of the eight largest economic sectors of the S&P 500 Index[RegTM]
                   based on the sector's market capitalization.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         The Dow (SM) Target Dividend seeks to provide above-average total return.        First Trust Advisors
                   The Portfolio seeks to achieve its objective by investing in common              L.P.
                   stocks issued by companies that are expected to provide income and to have the potential for capital appreciation. The Portfolio invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index(SM)
                   with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio as of the close of business on or about the applicable stock selection date.
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 Specialty         Value Line[RegTM] Target 25: seeks to provide above-average capital              First Trust Advisors
                   appreciation. The Portfolio seeks to achieve its objective by investing in       L.P.
                   25 of the 100 common stocks that Value Line[RegTM] gives a #1 ranking for
                   Timeliness[RegTM] which have recently exhibited certain positive financial attributes as of the close of business on the applicable stock selection date through a multi-step process.
-----------------------------------------------------------------------------------------------------------------------
 Specialty         Nasdaq[RegTM] Target 15: seeks to provide above-average total return. The        First Trust Advisors
                   Portfolio seeks to achieve its objective by investing in common stocks           L.P.
                   issued by companies that are expected to have the potential for capital appreciation. The Portfolio invests primarily in the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the Nasdaq-100 Index[RegTM] on or about the applicable stock selection date through a multi-step process.
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AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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-----------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTFOLIO
     STYLE/                                                                                             ADVISOR/
      TYPE                                 INVESTMENT OBJECTIVES/POLICIES                             SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------
 International     The Prudential Series Fund, Inc. -- SP William Blair International               Prudential
 Equity            Growth: Seeks long-term capital appreciation. The Portfolio invests              Investments LLC/
                   primarily in stocks of large and medium-sized companies located in               William Blair &
                   countries included in the Morgan Stanley Capital International All Country       Company, LLC
                   World Ex-U.S. Index. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities. The Portfolio's assets normally will be allocated among not fewer than six different countries and will not concentrate investments in any particular industry.
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"Standard & Poor's[RegTM]," "S&P[RegTM]," "S&P 500[RegTM]," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial Average(sm)", "DJIA(sm)", "Dow Industrials(sm)", "Dow Jones Select Dividend Index(sm)", and "The Dow 10(sm)", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow(SM) DART 10 portfolio, and The Dow(SM) Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq 100[RegTM]", "Nasdaq-100 Index[RegTM]", "Nasdaq Stock Market[RegTM]", and "Nasdaq[RegTM]" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.
The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

"Value Line[RegTM]," "The Value Line Investment Survey," and "Value Line Timeliness[RegTM] Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP[RegTM] Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust[RegTM] 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust[RegTM] 10 Uncommon Values portfolio.

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?

We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

     Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-680-8920 to determine availability of Fixed Allocations in your state and for your annuity product.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Fees and Charges
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The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

     The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply solely to the variable investment options may include amounts based on market appreciation of the variable investment option values.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year
1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages are shown below.

  YEARS               1             2           3           4             5+
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   CHARGE (%)       8.5%          8.0%        7.0%        6.0%          0.0%

     The CDSC period is based on the Issue Date of the Annuity, not on the date each Purchase Payment is applied to the Annuity. Purchase Payments applied to the Annuity after the Issue Date do not have their own CDSC period. During the first four (4) Annuity Years, under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a "Free Withdrawal." After four (4) complete Annuity Years, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn. Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 4. For purposes of calculating the CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

     We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

     Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charginga Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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means that reduce our processing costs. If enrolled in any pro- gram that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

     Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

     Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

     We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

     In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to 1.65% on an annual basis. The Insurance Charge is a combination of the Mortality and Expense Risk Charge (1.50%) and the Administration Charge (0.15%). The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

     The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

     Optional Benefits for which we assess a charge solely against the variable investment options: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis as described elsewhere in the prospectus. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Fees and Charges continued

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WHAT FEES AND EXPENSES ARE INCURRED BY THE PORTFOLIOS?

Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Purchasing Your Annuity
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WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment: You must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

     Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

     Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your investment professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an arrangement called "bank drafting" where you authorize us to deduct money directly from your bank account. We call our bank drafting program "Auto Saver". We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

     Age Restrictions: The Owner must be age 85 or under as of the Issue Date of the Annuity. If the Annuity is owned jointly, the oldest of the Owners must be age 85 or under on the Issue Date. If the Annuity is owned by an entity, the Annuitant must be age 85 or under as of the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

     Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
o Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
o Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
o Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse" we will pay the death benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the death benefit will be paid to you or your estate.

    Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Managing Your Annuity
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MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
o a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
o   a new Annuitant subsequent to the Annuity Date;
o for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
o a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant

If the Annuity is owned by an entity and the surviving spouse is named as a Contingent Annuitant, upon the death of the Annuitant, the surviving spouse that was named as the Contingent Annuitant will become the Annuitant. No Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant (and any required proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "Auto

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

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Saver". Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Auto Saver allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Managing Your Account Value
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HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

     Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations.

     Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT?

For annuities issued on or after June 20, 2005 (subject to state availability) we apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). The Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuance option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE?

Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Variable Investment Options in the same percentages as Purchase Payments are then being allocated to your Annuity.

Example of Applying the Loyalty Credit

Assume you make an initial Purchase Payment of $10,000. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e. prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is equal to 2.25% of $15,000. (This represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $337.50.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

     We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based

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on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this Annuity. Currently, any purchase, redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

     Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

     Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

     Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

     In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o With respect to each Sub-account (other than the AST Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of

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     our systematic programs, such as asset allocation and auto- mated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

     o We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
     o If we deny one or more transfer requests under the foregoing rules, we will inform you or your investment professional promptly of the circumstances concerning the denial.
     o Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by an investment professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund asset's which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract difference in transfer restrictions, we will apply these rules uniformly (including contracts managed by an investment professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

     Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from variable investment options, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your purchase payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

     You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
o You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
o You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
o Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

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     NOTE: When a Dollar Cost Averaging program is estab- lished from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period. The Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option Plus(SM), the Guaranteed Return Option or the automatic rebalancing programs when it involves transfers out of the Fixed Allocations and is also not available when you have elected an asset allocation program.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the variable investment options you chose are rebalanced to the allocation percentages you requested. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. Any transfer to or from any variable investment option that is not part of your automatic rebalancing program, will be made, however that variable investment option will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

     There is no minimum Account Value required to enroll in automatic rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

Yes. Certain "static asset allocation programs" are available for use with the Annuity. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. For more information on the asset allocation programs, see the Appendix entitled "Additional Information on the Asset Allocation Programs."

     Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult with your Investment Professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus(SM). (The Guaranteed Return Option Plus (GRO Plus(SM)) is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available variable investment options while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under

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the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the variable investment options under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the variable investment options may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the variable investment options were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

     Example

     Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the variable investment options. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

     The Guaranteed Return Option Plus (GRO Plus) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.

MAY I GIVE MY INVESTMENT PROFESSIONAL PERMISSION TO MANAGE MY ACCOUNT VALUE?

Yes. Your Investment Professional may direct the allocation of your Account Value and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. If your Investment Professional has this authority, we deem that all transactions that are directed by your Investment Professional with respect to your Annuity have been authorized by you. You must contact us


* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

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immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Investment Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

     Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a Market Value Adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately the Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Investment Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as an Investment Professional and investment advisor. Alternatively, the investment advisor may compensate the Investment Professional from whom you purchased your annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Investment Professional receive in connection with your Annuity, you should ask them for more details.

     We or an affiliate of ours may provide administrative support to licensed, registered Investment Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Investment Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Investment Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an Investment Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia. Contracts managed by your Investment Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?". Since transfer activity under contracts managed by an Investment Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Investment Professional. Your Investment Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Investment Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com). Limitations that we may impose on your Investment Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods

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from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

     The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-680-8920.
     A Guarantee Period for a Fixed Allocation begins:
o when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
o upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
o    when you "renew" a Fixed Allocation by electing a new Guarantee Period.

     To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?"). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

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      American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
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     On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

     We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

     The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional

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Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
o "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
o "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
o "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula

The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)]N/365
where:

     I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     N is the number of days remaining in the original Guarantee Period.

     If you surrender your Annuity under the right to cancel provision, the MVA formula is

                            [(1 + I)/(1 + J)]N/365.

MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
o You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years
    (we refer to this as the "Maturity Date" in these examples).
o The Strip Yields for coupon Strips beginning on the Allocation Date and maturing on the Maturity Date plus the Option-adjusted Spread is 5.50% (I
    = 5.50%).
o You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

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Example of Positive MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

                    MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =
                            [1.055/1.041]2 = 1.027078

                           Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                               Factor = $59,448.56

Example of Negative MVA
Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

                    MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =
                            [1.055/1.071]2 = 0.970345

                           Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                              Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

     If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

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WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. The CDSC will be assessed on the amount of Purchase Payments, not on the Account Value at the time of the withdrawal or surrender. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.


ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations".)

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.
o To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-4 without a CDSC being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Free Withdrawal you may request is $100.
o You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on the Annuity's
    Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

    When we determine if a CDSC applies to partial withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

     You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

     Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

     To request the forms necessary to make a withdrawal from your Annuity, contact our Customer Service Team at 1-800-680-8920 or visit our Internet Website at www.americanskandia.prudential.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4

The maximum Free Withdrawal amount during each of Annuity Year 1 through Annuity Year 4 (when a CDSC would otherwise apply to a partial withdrawal or surrender of your initial Purchase Payments) is 10% of all Purchase Payments. We may apply a Market Value Adjustment to any Fixed Allocations. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 4. If, during Annuity Years 1 through 4, all Purchase Payments withdrawn are subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Year 5+

After Annuity Year 4, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.

     NOTE: Amounts that you have withdrawn as a Free Withdrawal will not reduce the amount of any CDSC that we deduct if, during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. The maximum Free Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.
2. Assume you make an initial Purchase Payment of $10,000 and make an additional Purchase Payment of $5,000 in Annuity Year 2. The maximum Free Withdrawal amount during Annuity Year 3 and 4 would be 10% of $15,000, or $1,500. From Annuity Year 5 and thereafter, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.
3. Assume you make an initial Purchase Payment of $10,000 and take a Free Withdrawal of $500 in Annuity Year 2 and $1,000 in Annuity Year 3. If you surrender your Annuity in Annuity Year 4, the CDSC will be assessed against the initial Purchase Payment amount ($10,000), not the amount of Purchase Payments reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?

A CDSC may be assessed against a partial withdrawal during the first four (4) Annuity Years. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.
1. If you request a partial withdrawal, we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);
2. If the amount requested exceeds the available Free Withdrawal amount, we determine if a CDSC will apply to the partial withdrawal based on the number of years that have elapsed since the Annuity was issued. The maximum Free Withdrawal amount during each of Annuity Years 1 through 4 is 10% of all Purchase Payments. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. If, during Annuity Years 1 through 4, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION
PERIOD?

Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals during the first four (4) Annuity Years may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

     Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

     The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in the annuity for the

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period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

     You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

     Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

     The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Minimum Distributions but does not apply to Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

     You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

     For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. We may apply a Market Value Adjustment to any Fixed Allocations.

     Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

     To request the forms necessary to surrender your Annuity, contact our Customer Service Team at 1-800-680-8920 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value.

    This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

o the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the

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    "Contingency Event" described below in order to qualify for a medically-related surrender.
o the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
o if the Owner is one or more natural persons, all such Owners must also be alive at such time;
o we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
o this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.
    A "Contingency Event" occurs if the Annuitant is:
o first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
o   first diagnosed as having a "Fatal Illness" while your Annuity is in force.

    The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit" and the "Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

     When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

     Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

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Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

     We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, choosing an Annuity Date within four (4) years of the Issue Date of the Annuity may limit the available annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

     You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:
o a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
o the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

    If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

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Variable Annuity Payments

Generally, we offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

     o   Variable Payments (Options 1-3)
         We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

     o   Stabilized Variable Payments (Option 5)
         This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

     o Stabilized Variable Payments with a Guaranteed Minimum (Option 6) This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

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     The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of variable investment options, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in variable investment options while:
o protecting a principal amount from decreases in value as of specified future dates due to investment performance;
o taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
o guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments beginning after a waiting period.

    Below is a brief summary of the "living benefits" that American Skandia offers. Please refer to the benefit description for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your investment professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g. comparing the tax implications of the withdrawal benefit and annuity payments).

I. The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account
     Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control by allocating and transferring your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II. The Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees your ability to make cumulative withdrawals over time equal to an initial principal value (called the "Protected Value"), regardless of decreases in your Account Value due to market losses. The GMWB program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III. The Guaranteed Minimum Income Benefit (GMIB) guarantees your ability, after a minimum seven-year waiting period, to begin receiving income from the Annuity in the form of annuity payments based on your total purchase payments under the Annuity and an annual increase of 5% on such Purchase Payments, adjusted for withdrawals, regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

IV. The Lifetime Five Income Benefit guarantees your ability to withdraw amounts equal to a percentage of a "Protected Withdrawal Value" regardless of decreases in your Account Value due to market losses. The Lifetime Five Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that the market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for

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     non-qualified uses of the Annuity, but provides greater con- trol over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))

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  The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not
  available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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     We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

     The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

     The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
o Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.
o Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected

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     Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the protected principal value or enhanced protected principal value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the variable investment options. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

     Charges for other optional benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

     The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus(SM) program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
o The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from
    $12,500 to $2,500).

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Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o   The result is then further reduced by the ratio of A to B, where:
    o A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
    o B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
    The resulting base guarantee amount is: $237,500 x (1 - $7,500 /
    $177,500), or $227,464.79.
o The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- Allocation of Account Value

Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).
o If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.
o If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee
    Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new
    Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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  If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the variable investment options if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
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     Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the variable investment options differently than each other because of the different guarantees they support.

     American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus, will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the variable investment options as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro-rata based on the Account

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Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

     The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

     The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
o Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
o You cannot allocate any portion of Purchase Payments or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
o Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
o Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
o Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
o Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
o As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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GUARANTEED RETURN OPTION (GRO)

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  The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return
  Option is not available if you elect the GRO Plus Rider, the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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     We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

     The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

     The guarantees provided by the program exist only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- Protected Principal Value

o Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

    Any amounts added to your Annuity to support our guarantees under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- Allocation of Account Value

Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.
o If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to

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    the variable investment options, which may result in a decrease or increase in your Account Value.
o If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation to support the guaranteed amount.
    The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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  If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the variable investment options if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
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     American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date.

Termination of the Program

The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

     The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes the Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

     The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

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Special Considerations under the Guaranteed Return Option

This program is subject to certain rules and restrictions, including, but not limited to the following:
o Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. The Fixed Allocations may not be in effect as of the date that you elect to participate in the program.
    However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
o Annuity Owners cannot allocate any portion of Purchase Payments or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
o Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
o Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
o Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
o Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
o As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. In those states where the daily deduction of the charge has not yet been approved, the annual charge is deducted annually, in arrears. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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  The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed
  Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit rider or the Lifetime Five Income Benefit rider.
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     We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the

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guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- Protected Value

The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

     The Protected Value is determined as of the date you make your first withdrawal under the Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
o If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
o If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
o If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment.

    You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5th Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

     Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE -- Protected Annual

Withdrawal Amount

The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

     The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected

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Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
o If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
o Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment.
o If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

    The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

o the Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);

o   The result is then further reduced by the ratio of A to B, where:

    o A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).

    o B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).

    The resulting Protected Value is: $232,500 x
    (1 - $2,500 / $212,500), or $229,764.71.
o   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 x (1 - $2,500 / $212,500), or $17,294.12.
o The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000 withdrawal is made on October 13, 2005 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
o the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).
o The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM
o In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last

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    payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
o If the death benefit under the Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under the Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
    o If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal
        Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected
        Value) under any of the available annuity payment options.

Other Important Considerations
o Withdrawals under the GMWB program are subject to all of the terms and conditions of the Annuity, including any CDSC and MVA that may apply.
o Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
o The GMWB program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
o You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program

Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

     We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

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Termination of the Program

The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon due proof of death (unless your surviving spouse elects to continue the Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

     The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program

Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.
o If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
o If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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  The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect the Guaranteed Return Option program, Guaranteed Return Option Plus program, the Guaranteed Minimum Withdrawal Benefit rider or the Lifetime Five Income Benefit rider.
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     We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income

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Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of the Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

     The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.
o Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional
    Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
o Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
o Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
o As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of the Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity, will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

    Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
o A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period.
o The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
o When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
o If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the

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     charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

o A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

     Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

     The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

o the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from
    $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
o   The result is then further reduced by the ratio of A to B, where:
    o A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
    o B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
    The resulting Protected Income Value is: $239,506.64 x
    (1 - $7,500 / $217,500), or $231,247.79.
o The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
o the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
o The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95th birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92nd birthday.

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     The amount of each GMIB Annuity Payment will be deter- mined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

     On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 -- Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 -- Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
o If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

o If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

    You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

o You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower
   Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The
   GMIB program does not directly affect the Annuity's Account Value, Surrender Value or the amount payable under either the basic death benefit provision of the Annuity or any optional death benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
o The Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
o Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining

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    whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
    o If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
    o Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
    o At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

Election of the Program

Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program

The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date the Annuity is fully surrendered, on the date the death benefit is payable to your Beneficiary (unless your surviving spouse elects to continue the Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

     Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

     The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of the Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the variable investment options and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

     No charge applies after the Annuity Date.

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LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

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  The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, Lifetime Five can be elected only once each Annuity Year, and only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Lifetime Five
  Income Benefit. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus,
  Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Income
  Benefit rider. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with an eligible model under our asset allocation programs, which are generally described in the
  "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your
  Investment Professional or call 1-800-680-8920.
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     We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- Protected Withdrawal Value

The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent Purchase Payments.
o If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
o For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
o If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

    You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible

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to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.

     Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

     The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro-rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

KEY FEATURE -- Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase

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in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

     The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
o If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

o If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity
    Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

    The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2011 is equal to $240,000.
     The initial Protected Withdrawal Value is calculated as the greatest of
(a), (b) and (c):
     (a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 x 1.05(393/365) =
          $263,484.33
     (b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
     (c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

     Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
o Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550
    Annual Withdrawal Amount for future Annuity Years remains at $18, 550
o Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250
    Annual Income Amount for future Annuity Years remains at $13,250
o   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

     (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
o Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
     Annual Withdrawal Amount for future Annuity Years remains at $18,550
o    Remaining Annual Income Amount for current Annuity Year = $0
     Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
o    Reduction to Annual Income Amount = Excess Income/
     Account Value before Excess Income x Annual Income Amount = $1,750 / ($263,000 - $13,250) x $13,250 = $93
     Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
o    Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

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     (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
o    Remaining Annual Withdrawal Amount for current Annuity Year = $0
     Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550
     = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
o Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal x Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) x $18,550 = $489
     Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 =
     $18,061
o    Remaining Annual Income Amount for current Annuity Year = $0
     Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
o Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income x Annual Income Amount = $11,750 / ($263,000 - $13,250) x $13,250 = $623
     Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
o Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
o Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal x Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) x $246,450 = $6,503
     Protected Withdrawal Value = $246,450 - max {$6,450, 6,503} = $239,947

Example 3. Step-up of the Protected Withdrawal Value

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 {$265,000 - ($13,250 x 5)}. If a step-up is elected on March 1, 2011, then the following values would result:
o    Protected Withdrawal Value = Account Value on March 1, 2011 = $240,000
o Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.
o Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore the Annual Withdrawal Amount remains $18,550.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM
o If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

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o If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
     (1)  apply your Account Value to any annuity option available; or
     (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
     (3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

     We must receive your request in a form acceptable to us at our office.
o In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
     (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
     (2)  the Account Value.
o If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal
     Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

o Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
o Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
o You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
o You must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit in order to elect and maintain the Lifetime
     Five program. Asset allocation programs are described generally in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-680-8920.

Election of the Program

The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

Termination of the Program

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of the Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments.

     The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

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Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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Death Benefit
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WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers three different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options.

    The basic Death Benefit is the greater of:
o The sum of all Purchase Payments less the sum of all proportional withdrawals.
o The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

    "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

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  Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity
  Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

     The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:
1.   the basic Death Benefit described above;
     PLUS
2.   40% of your "Growth" under the Annuity, as defined below.

     "Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

     "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

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  The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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  The Enhanced Beneficiary Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death
  Benefit is not available if you elect the "Combination 5% Roll-up and
  Highest Anniversary Value" Death Benefit.
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     See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

     Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

     If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.   the basic Death Benefit described above; and
     2.   the Highest Anniversary Value as of the Owner's date of death.
     If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.   the basic Death Benefit described above; and
     2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

     The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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  The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit.
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     Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when the Annuity is issued, which may result in a lower value

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on the death benefit, since there will be fewer contract anni- versaries before the death benefit target date is reached. See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

     Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
1.   the basic Death Benefit described above; and
2.   the Highest Anniversary Value death benefit described above, and
3.   5% Roll-up described below.

     The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
     If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
o all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;
     MINUS
o the sum of all withdrawals, dollar for dollar up to 5% of the death benefit's value as of the prior contract anniversary (or issue date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

     If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
o the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;
     MINUS
o    the sum of all withdrawals which reduce the 5% Roll-up proportionally.

     Please refer to the definitions of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

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  The Combination 5% Roll-up and Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional death benefit.
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     See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
o The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
o The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.
o The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
o The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

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o Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Highest Daily Value Death Benefit ("HDV")

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  If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If the Annuity has joint Owners, the older Owner must be age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

   If you elect this benefit, you must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit. Because this benefit, once elected, may not be terminated, you must keep your Account
  Value allocated to an eligible model throughout the life of the Annuity. You may, however, switch from one eligible model to another eligible model. Our asset allocation programs are generally described in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-680-8920.
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     The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

     If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.   the basic Death Benefit described above; and
     2.   the HDV as of the Owner's date of death.

     If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.   the basic Death Benefit described above; and
     2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

     The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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  The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.
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Key Terms Used with the Highest Daily Value Death Benefit:
o The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of the Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.
o The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.
o The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.
o Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

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     Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities owned by entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Death Benefit and Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.

     Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards Benefit?

The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity's value as of the effective date of the benefit. Under the Annuity Rewards benefit, American Skandia guarantees that the Death Benefit will not be less than:

o your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the benefit
o MINUS any proportional withdrawals* following the effective date of the benefit
o PLUS any additional Purchase Payments applied to the Annuity following the effective date of the benefit.

    The Annuity Rewards Death Benefit enhancement does not affect the basic Death Benefit calculation and any Optional Death Benefits available under the Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards Benefit?

Owners can elect the Annuity Rewards Death Benefit enhancement following the fourth (4th) anniversary of the Annuity's Issue Date. However, the Account Value on the date that the Annuity Rewards Benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any optional death benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

* "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

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o as a lump sum amount at any time within five (5) years of the date of death; or
o as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

    Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary -- Assumption of Annuity

You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

     See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.
o If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.
o If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

    A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

    Upon election of this Qualified Beneficiary Continuation option:
o the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
o the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.
o the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
o the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied

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    to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
o the Fixed Allocations will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
o   no additional Purchase Payments can be applied to the Annuity.
o other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
o the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
o the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
o upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
o all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

    Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

     Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

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Valuing Your Investment
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HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. The Account Value includes any loyalty credit we apply. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

     Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

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     There may be circumstances where the NYSE is open, how- ever, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

     The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

     American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
o   trading on the NYSE is restricted;
o an emergency exists making redemption or valuation of securities held in the separate account impractical; or
o the SEC, by order, permits the suspension or postponement for the protection of security holders.

    Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

     Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions if none are provided.

     Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

     Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

     Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

     Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of units in one of the ProFunds VP Sub-account between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional

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benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Tax Considerations
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The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

Taxes Payable by You

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

     Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

     It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

     If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

     If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

Taxes on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

     If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

     If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

     After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

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Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 59 1/2 or die;
o   the amount received is attributable to your becoming disabled;
o generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special Rules in Relation to Tax-Free Exchanges Under Section 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

     Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes Payable by Beneficiaries

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

     Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

     Tax consequences to the beneficiary vary among the death benefit payment options.
o   Choice 1: the beneficiary is taxed on earnings in the contract.
o Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
o Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on Distributions

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a

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10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

     State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

     Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

     An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

     Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

     Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

     If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

     If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

     If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

     Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:
o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
o You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.
o You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

     Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. In addition, this contract may be purchased for use in

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connection with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the
Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

     This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

     You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, if greater), less any applicable federal and state income tax withholding.

     Contributions Limits/Rollovers. Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. In 2005 the limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter.

     The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

     Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);
o   Your rights as owner are non-forfeitable;
o   You cannot sell, assign or pledge the contract;
o The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
o The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and
o Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
o   A 10% "early distribution penalty" described below;
o Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
o   Failure to take a minimum distribution also described below.

    SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
o If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $42,000 in 2005 or (b)

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    25% of the employee's earned income (not including contribution as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2005, this limit is $210,000;
o SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
o SEPs for small employers permit salary deferrals up to $14,000 in 2005 with the employer making these contributions to the SEP. However, no new
    "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation.

    You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

     ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
o   Contributions to a Roth IRA cannot be deducted from your gross income;
o "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.
o If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed, you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

     TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501
(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $14,000 in 2005. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
o   Your attainment of age 59 1/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

    In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

     These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a

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mutual fund "custodial account" described under Code Section 403(b)(7).

     Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

     Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the acturial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

     You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

     Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
o   the amount is paid on or after you reach age 59 1/2 or die;
o   the amount received is attributable to your becoming disabled; or
o generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)
    Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
o For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
o   For all other distributions, we will withhold at a 10% rate.

    We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit

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from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

     Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

     Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuity.

     Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans -- Qualified Contracts

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

     Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

     Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

     IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

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HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?

American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

     American Skandia is in the business of issuing annuity and life insurance products. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

     Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

     No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B

During the accumulation period, the assets supporting obligations based on allocations to the variable investment options

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are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

     Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

     Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002 each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

     We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

     Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

     There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

     We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment

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managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

     We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

     American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia

American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under the Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

--------------------------------------------------------------------------------

     In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing the Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.

     ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

     Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 4.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

     In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000.00 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

General Information continued

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2004, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

You can contact us by:
o calling our Customer Service Team at 1-800-680-8920 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.
o   writing to us via regular mail at American Skandia -- Variable Annuities,
    Attention: Stagecoach Annuity, P.O. Box 7960, Philadelphia, PA 19176 OR
    for express mail American Skandia -- Variable Annuities, Attention:
    Stagecoach Annuity, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
o sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com.
o accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

    You can obtain account information by calling our automated response system and at www.americanskandia. prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

     Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

--------------------------------------------------------------------------------

     American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

As of the date of this Prospectus, American Skandia and its affiliates are not involved in any legal proceedings outside of the ordinary course of business. American Skandia and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, however, we do not anticipate that the outcome of any such legal proceedings will have a material adverse affect on the Separate Account, or American Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia
o   American Skandia Life Assurance Corporation
o   American Skandia Life Assurance Corporation Variable Account B
o   American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

Payments Made to Promote Sale of Our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations
o   How We Calculate the Market Value Adjustment

General Information
o   Voting Rights
o   Modification
o   Deferral of Transactions
o   Misstatement of Age or Sex
o   Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                       This page intentionally left blank

APPENDIX A
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B
--------------------------------------------------------------------------------

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2005.

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                         Year Ended December 31,
-----------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
-----------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- International Equity(1) (2000)
  With No Optional Benefits
  Unit Price                                                        $13.70          $12.71             --
  Number of Units                                                   36,282          30,093             --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $13.63              --             --
  Number of Units                                                    3,086              --             --
  With GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                                        $13.55              --             --
  Number of Units                                                    1,400              --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GMWB
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
-----------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Small-Cap Growth(2) (1999)
  With No Optional Benefits
  Unit Price                                                        $15.25          $13.63          $9.74
  Number of Units                                                   31,804          27,988          2,121
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $15.17              --             --
  Number of Units                                                    4,467              --             --
  With GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GMWB
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
-----------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                                         Year Ended December 31,
-----------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
-----------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Growth(3) (1994)
  With No Optional Benefits
  Unit Price                                                        $12.42          $11.65          $9.59
  Number of Units                                                    9,541           8,938          1,090
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With GMWB
  Unit Value                                                        $11.01              --             --
  Number of Units                                                      714              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
-----------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Large Company Growth(4) (1999)
  With No Optional Benefits
  Unit Price                                                        $11.81          $11.63          $9.36
  Number of Units                                                  145,943          94,737          8,608
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $11.74          $11.59             --
  Number of Units                                                   12,589           1,333             --
  With GMWB
  Unit Value                                                        $10.50              --             --
  Number of Units                                                    6,708              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GMWB
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
-----------------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
---------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Equity Value(5) (1998)
  With No Optional Benefits
  Unit Price                                                        $13.47          $12.32         $9.97
  Number of Units                                                   43,291          30,911           900
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $13.40              --            --
  Number of Units                                                    6,651              --            --
  With GMWB
  Unit Value                                                        $13.37              --            --
  Number of Units                                                      931              --            --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                                            --              --            --
  Number of Units                                                       --              --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                                         $9.53           $8.77            --
  Number of Units                                                    2,185           2,290            --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --            --
  Number of Units                                                       --              --            --
  With HAV, EBP and GMWB
  Unit Price                                                            --              --            --
  Number of Units                                                       --              --            --
---------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Equity Income(6) (1999)
  With No Optional Benefits
  Unit Price                                                        $11.18          $10.23         $8.25
  Number of Units                                                  590,808         314,757       196,720
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $13.36          $12.26          $9.9
  Number of Units                                                  285,526         251,071        10,707
  With GMWB
  Unit Value                                                        $13.33          $12.25            --
  Number of Units                                                   39,530           5,900            --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                                        $13.29          $12.23          $9.9
  Number of Units                                                   63,454          15,983            91
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $16.60          $15.29            --
  Number of Units                                                   14,303          15,958            --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $13.22              --            --
  Number of Units                                                      480              --            --
  With HAV, EBP and GMWB
  Unit Price                                                       $11.61              --            --
  Number of Units                                                       13              --            --
---------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
----------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Asset Allocation(7) (1994)
  With No Optional Benefits
  Unit Price                                                        $12.67          $11.79          $9.82
  Number of Units                                                   88,663          62,075          2,641
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $12.61          $11.75             --
  Number of Units                                                      903             701             --
  With GMWB
  Unit Value                                                        $11.07              --             --
  Number of Units                                                    5,863              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                                        $12.54              --             --
  Number of Units                                                      961              --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $11.24              --             --
  Number of Units                                                    1,339              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GMWB
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
----------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust -- Total Return Bond(8) (1999)
  With No Optional Benefits
  Unit Price                                                        $11.19          $10.89         $10.21
  Number of Units                                                   38,158          29,473             74
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $11.13          $10.86             --
  Number of Units                                                        0              89             --
  With GMWB
  Unit Value                                                        $10.26              --             --
  Number of Units                                                    1,190              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                                            --              --             --
  Number of Units                                                       --              --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $10.29              --             --
  Number of Units                                                      354              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
  With HAV, EBP and GMWB
  Unit Price                                                            --              --             --
  Number of Units                                                       --              --             --
----------------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
---------------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
  With No Optional Benefits
  Unit Price                                                        $12.67          $11.00          $8.56
  Number of Units                                                3,227,381       2,415,394      2,569,506
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $14.65          $12.75          $9.95
  Number of Units                                                2,064,681         936,678         90,759
  With GMWB
  Unit Value                                                        $14.62          $12.74             --
  Number of Units                                                  217,166          17,098             --
  With any two of GRO Plus, EBP or HAV
  Unit Value                                                        $14.57          $12.72          $9.95
  Number of Units                                                  284,319         141,470          6,047
  With any one of EBP or HAV and GMWB
  Unit Value                                                         $7.86           $6.87             --
  Number of Units                                                  428,765         400,112             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $14.49          $12.68             --
  Number of Units                                                   38,292          13,590             --
  With HAV, EBP and GMWB
  Unit Price                                                        $12.32              --             --
  Number of Units                                                   20,718              --             --
---------------------------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
  With No Optional Benefits
  Unit Price                                                        $15.30          $13.39          $9.72
  Number of Units                                               11,265,469       5,547,558        835,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $15.21          $13.35          $9.72
  Number of Units                                               15,481,627       6,498,151         78,368
  With GMWB
  Unit Value                                                        $15.18          $13.34             --
  Number of Units                                                1,821,923         103,740             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $15.13          $13.32          $9.71
  Number of Units                                                2,722,552       1,009,679          5,178
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $15.74          $13.86             --
  Number of Units                                                  545,075          29,434             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $15.05          $13.28             --
  Number of Units                                                  325,809          32,626             --
  With HAV, EBP and GMWB
  Unit Price                                                        $11.94              --             --
  Number of Units                                                  135,829              --             --
---------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
----------------------------------------------------------------------------------------------------------
AST LSV International Value (1994)
  With No Optional Benefits
  Unit Price                                                        $12.84          $10.79          $8.19
  Number of Units                                                1,897,469       1,201,268        269,995
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $15.27          $12.86          $9.79
  Number of Units                                                  810,108         368,945         22,770
  With GMWB
  Unit Value                                                        $15.24          $12.85             --
  Number of Units                                                   69,494           5,504             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $15.19          $12.82             --
  Number of Units                                                  119,845          24,374             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                         $6.69           $5.65             --
  Number of Units                                                  122,795          72,406             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $15.11          $12.79             --
  Number of Units                                                   16,366           1,767             --
  With HAV, EBP and GMWB
  Unit Value                                                        $12.70              --             --
  Number of Units                                                    5,736              --             --
----------------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
  With No Optional Benefits
  Unit Price                                                        $13.16          $11.30          $9.04
  Number of Units                                                2,276,801       1,393,001        969,509
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $14.29          $12.31          $9.87
  Number of Units                                                1,897,254         916,888         32,306
  With GMWB
  Unit Value                                                        $14.26          $12.29             --
  Number of Units                                                   98,046           4,306             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $14.22          $12.27             --
  Number of Units                                                  219,580          62,490             --
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $10.48           $9.06             --
  Number of Units                                                  273,401         308,725             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $14.14          $12.24             --
  Number of Units                                                   26,943           6,069             --
  With HAV, EBP and GMWB
  Unit Value                                                        $12.40              --             --
  Number of Units                                                    5,188              --             --
----------------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
---------------------------------------------------------------------------------------------------------
AST State Street Research Small-Cap Growth(9)
  With No Optional Benefits
  Unit Price                                                         $9.05           $9.89          $6.92
  Number of Units                                                2,242,129       3,292,593      1,970,250
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $12.33          $13.50          $9.48
  Number of Units                                                1,200,247       1,059,046         47,261
  With GMWB
  Unit Value                                                        $12.30          $13.49             --
  Number of Units                                                  113,913           9,676             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $12.26          $13.46          $9.47
  Number of Units                                                  136,313         138,936          6,595
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $15.30          $16.82             --
  Number of Units                                                   67,370          64,850             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $12.19          $13.43             --
  Number of Units                                                   23,253           4,691             --
  With HAV, EBP and GMWB
  Unit Value                                                         $9.32              --             --
  Number of Units                                                    1,043              --             --
---------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
  With No Optional Benefits
  Unit Price                                                        $11.98          $11.13          $7.67
  Number of Units                                                1,618,719       1,682,193        639,695
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $15.10          $14.06          $9.71
  Number of Units                                                  779,045         480,221         12,122
  With GMWB
  Unit Value                                                        $15.07          $14.05             --
  Number of Units                                                   56,414           1,850             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $15.02          $14.02          $9.71
  Number of Units                                                  192,105          89,708          1,728
  With any one of EBP or HAV and GMWB
  Unit Value                                                         $7.07           $6.61             --
  Number of Units                                                  129,475         131,605             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $14.94          $13.98             --
  Number of Units                                                   18,825           3,753             --
  With HAV, EBP and GMWB
  Unit Value                                                        $11.03              --             --
  Number of Units                                                    3,398              --             --
---------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
----------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
  With No Optional Benefits
  Unit Price                                                        $15.42          $12.74          $7.64
  Number of Units                                                4,808,453       3,085,373      1,255,415
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $19.79          $16.40          $9.86
  Number of Units                                                5,192,694       2,615,505         63,097
  With GMWB
  Unit Value                                                        $19.75          $16.38             --
  Number of Units                                                  562,771          37,078             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $19.69          $16.35          $9.86
  Number of Units                                                  808,007         362,906          4,107
  With any one of EBP or HAV and GMWB
  Unit Value                                                         $9.70           $8.06             --
  Number of Units                                                  324,340          79,226             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $19.58          $16.30             --
  Number of Units                                                   95,514          20,181             --
  With HAV, EBP and GMWB
  Unit Value                                                        $12.64              --             --
  Number of Units                                                   53,866              --             --
----------------------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
  With No Optional Benefits
  Unit Price                                                        $14.22          $12.42           $9.3
  Number of Units                                               10,785,030      10,183,346      6,141,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $15.34          $13.43         $10.08
  Number of Units                                               10,169,483       5,824,200        209,790
  With GMWB
  Unit Value                                                        $15.31          $13.41             --
  Number of Units                                                1,007,926         100,155             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $15.26          $13.39         $10.08
  Number of Units                                                1,690,870         767,455         17,411
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $15.87          $13.95             --
  Number of Units                                                  465,784         275,971             --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $15.17          $13.35             --
  Number of Units                                                  166,852          34,978             --
  With HAV, EBP and GMWB
  Unit Value                                                        $12.11              --             --
  Number of Units                                                   91,011              --             --
----------------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
Sub-account                                                         2004            2003           2002
---------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
  With No Optional Benefits
  Unit Price                                                        $12.99          $10.81         $7.66
  Number of Units                                                2,143,020       1,134,865       423,387
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $17.00          $14.19        $10.08
  Number of Units                                                1,054,696         434,509        11,686
  With GMWB
  Unit Value                                                        $16.96          $14.17            --
  Number of Units                                                  236,402          10,756            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $16.90          $14.15        $10.08
  Number of Units                                                  213,632          70,597         5,211
  With any one of EBP or HAV and GMWB
  Unit Value                                                        $12.78          $10.70            --
  Number of Units                                                   63,057          22,847            --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $16.81          $14.11            --
  Number of Units                                                   14,277             879            --
  With HAV, EBP and GMWB
  Unit Value                                                        $12.71              --            --
  Number of Units                                                      634              --            --
---------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
  With No Optional Benefits
  Unit Price                                                        $11.80          $10.31         $7.97
  Number of Units                                                4,375,813       3,027,057     1,273,118
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                        $14.55          $12.75         $9.87
  Number of Units                                                5,139,643       2,379,820        66,279
  With GMWB
  Unit Value                                                        $14.52          $12.73            --
  Number of Units                                                  516,261          37,400            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                        $14.47          $12.71         $9.87
  Number of Units                                                  994,493         365,115         2,488
  With any one of EBP or HAV and GMWB
  Unit Value                                                         $4.24           $3.73            --
  Number of Units                                                  457,010         175,708            --
  With HAV, EBP and GRO Plus
  Unit Price                                                        $14.39          $12.68            --
  Number of Units                                                  124,672          12,201            --
  With HAV, EBP and GMWB
  Unit Value                                                        $11.91              --            --
  Number of Units                                                   33,665              --            --
---------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                           Year Ended December 31,
------------------------------------------------------------------------------------------------
Sub-account                                        2004              2003              2002
------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
  With No Optional Benefits
  Unit Price                                         $10.86            $9.51             $7.41
  Number of Units                                 4,715,301        3,415,318         2,175,250
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $13.87           $12.18             $9.51
  Number of Units                                 2,211,800        1,089,649            44,760
  With GMWB
  Unit Value                                         $13.84           $12.17                --
  Number of Units                                   153,923           16,702                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $13.80           $12.15             $9.51
  Number of Units                                   377,548           96,879             1,311
  With any one of EBP or HAV and GMWB
  Unit Value                                          $6.81            $6.01                --
  Number of Units                                   369,234          294,816                --
  With HAV, EBP and GRO Plus
  Unit Price                                         $13.72           $12.11                --
  Number of Units                                    38,051            5,407                --
  With HAV, EBP and GMWB
  Unit Value                                         $11.70               --                --
  Number of Units                                    18,225               --                --
------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
  With No Optional Benefits
  Unit Price                                         $14.51           $12.01             $8.96
  Number of Units                                11,461,684        8,530,129         5,118,558
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $16.08           $13.34             $9.98
  Number of Units                                 9,335,291        4,786,623           163,415
  With GMWB
  Unit Value                                         $16.04           $13.33                --
  Number of Units                                   937,314           87,253                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $15.99           $13.31             $9.97
  Number of Units                                 1,457,788          610,598            10,745
  With any one of EBP or HAV and GMWB
  Unit Value                                         $15.99           $13.32                --
  Number of Units                                   537,445          370,965                --
  With HAV, EBP and GRO Plus
  Unit Price                                         $15.91           $13.27                --
  Number of Units                                   154,749           21,843                --
  With HAV, EBP and GMWB
  Unit Value                                         $12.97               --                --
  Number of Units                                    95,076               --                --
------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                        Year Ended December 31,
------------------------------------------------------------------------------------------------
Sub-account                                     2004              2003              2002
------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
  With No Optional Benefits
  Unit Price                                      $9.67             $9.07              $6.8
  Number of Units                             1,798,457         2,002,166           658,419
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.25            $12.45             $9.36
  Number of Units                               715,598           636,548             6,409
  With GMWB
  Unit Value                                     $13.22            $12.43                --
  Number of Units                               119,566            10,356                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.17            $12.41             $9.36
  Number of Units                               141,575           106,376             3,466
  With any one of EBP or HAV and GMWB
  Unit Value                                      $6.19             $5.84                --
  Number of Units                               107,188            87,326                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.10            $12.38                --
  Number of Units                                22,732             4,810                --
  With HAV, EBP and GMWB
  Unit Value                                     $10.73                --                --
  Number of Units                                 6,346                --                --
------------------------------------------------------------------------------------------------
AST Gabelli All-Cap Value (2000)
  With No Optional Benefits
  Unit Price                                     $12.38            $10.91             $8.17
  Number of Units                             2,587,064         2,513,413         1,200,225
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.14            $13.38            $10.04
  Number of Units                             1,071,978           727,500            28,449
  With GMWB
  Unit Value                                     $15.11            $13.37                --
  Number of Units                               116,474            12,627                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.06            $13.35            $10.04
  Number of Units                               256,671           127,279                88
  With any one of EBP or HAV and GMWB
  Unit Value                                     $11.15             $9.89                --
  Number of Units                               194,765           166,080                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $14.98            $13.31                --
  Number of Units                                 8,849             1,455                --
  With HAV, EBP and GMWB
  Unit Value                                     $12.11                --                --
  Number of Units                                 7,555                --                --
------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                            Year Ended December 31,
------------------------------------------------------------------------------------------------
Sub-account                                         2004              2003              2002
------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
  With No Optional Benefits
  Unit Price                                         $16.25            $12.59             $9.59
  Number of Units                                 2,040,188         2,011,627           724,670
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $17.60            $13.67            $10.44
  Number of Units                                 1,025,462           433,891             7,378
  With GMWB
  Unit Value                                         $17.56            $13.66                --
  Number of Units                                   172,186            24,634                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $17.50            $13.63            $10.44
  Number of Units                                   158,672            77,245             5,472
  With any one of EBP or HAV and GMWB
  Unit Value                                         $14.40            $11.23                --
  Number of Units                                    41,428             6,747                --
  With HAV, EBP and GRO Plus
  Unit Price                                         $17.41            $13.60                --
  Number of Units                                    37,779             1,035                --
  With HAV, EBP and GMWB
  Unit Value                                         $14.36                --                --
  Number of Units                                    13,775                --                --
------------------------------------------------------------------------------------------------
AST Alliance Growth 10 (1996)
  With No Optional Benefits
  Unit Price                                         $9.44              $9.08             $7.46
  Number of Units                                 2,378,881         2,098,873         1,869,353
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $11.76            $11.34             $9.34
  Number of Units                                 1,189,655           717,430            31,105
  With GMWB
  Unit Value                                         $11.73            $11.32                --
  Number of Units                                    84,417             2,206                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $11.70            $11.30             $9.34
  Number of Units                                   297,369           114,477             3,975
  With any one of EBP or HAV and GMWB
  Unit Value                                          $5.91             $5.72                --
  Number of Units                                   307,367           267,109                --
  With HAV, EBP and GRO Plus
  Unit Price                                         $11.63            $11.27                --
  Number of Units                                    15,562             8,067                --
  With HAV, EBP and GMWB
  Unit Value                                         $10.57                --                --
  Number of Units                                     4,945                --                --
------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                    2004             2003             2002
------------------------------------------------------------------------------------------
AST MFS Growth (1999)
  With No Optional Benefits
  Unit Price                                      $9.97            $9.16            $7.58
  Number of Units                             4,529,834        4,784,269        2,930,432
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $12.39           $11.41            $9.47
  Number of Units                             2,897,175        2,222,614          134,574
  With GMWB
  Unit Value                                     $12.37           $11.40               --
  Number of Units                               304,760           18,900               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $12.33           $11.38            $9.46
  Number of Units                               442,758          207,063            2,437
  With any one of EBP or HAV and GMWB
  Unit Value                                      $6.72            $6.21               --
  Number of Units                               387,463          262,995               --
  With HAV, EBP and GRO Plus
  Unit Price                                     $12.26           $11.35               --
  Number of Units                                52,718           10,550               --
  With HAV, EBP and GMWB
  Unit Value                                     $11.00               --               --
  Number of Units                                33,939               --               --
------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
  With No Optional Benefits
  Unit Price                                     $12.26           $10.78            $8.32
  Number of Units                            28,117,310       20,138,164       10,144,317
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.95           $12.30            $9.51
  Number of Units                            30,793,077       14,975,841          457,013
  With GMWB
  Unit Value                                     $13.92           $12.28               --
  Number of Units                             3,136,818          215,988               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.88           $12.26            $9.51
  Number of Units                             4,692,895        2,031,583           30,465
  With any one of EBP or HAV and GMWB
  Unit Value                                      $9.22            $8.16               --
  Number of Units                             2,016,277          925,591               --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.80           $12.23               --
  Number of Units                               578,919           70,776               --
  With HAV, EBP and GMWB
  Unit Value                                     $11.61               --               --
  Number of Units                               263,104               --               --
------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                              Year Ended December 31,
---------------------------------------------------------------------------------------------------
Sub-account                                           2004              2003              2002
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
  With No Optional Benefits
  Unit Price                                            $9.64             $9.45             $7.67
  Number of Units                                   2,785,100         2,053,023         1,349,939
  With any one of GRO Plus, EBP or HAV
  Unit Price                                           $11.83            $11.63             $9.46
  Number of Units                                   1,641,544           715,845            41,632
  With GMWB
  Unit Value                                           $11.80            $11.61                --
  Number of Units                                     122,739            17,452                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           $11.76            $11.59                --
  Number of Units                                     277,607            49,620                --
  With any one of EBP or HAV and GMWB
  Unit Value                                            $4.46             $4.40                --
  Number of Units                                     541,661           395,905                --
  With HAV, EBP and GRO Plus
  Unit Price                                           $11.70            $11.56                --
  Number of Units                                      10,426               242                --
  With HAV, EBP and GMWB
  Unit Value                                           $10.54                --                --
  Number of Units                                      12,303                --                --
---------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
  With No Optional Benefits
  Unit Price                                           $12.53            $10.78             $8.66
  Number of Units                                   2,351,197         1,072,256           664,649
  With any one of GRO Plus, EBP or HAV
  Unit Price                                           $14.36            $12.39             $9.98
  Number of Units                                   1,347,344           583,969            18,250
  With GMWB
  Unit Value                                           $14.33            $12.38                --
  Number of Units                                     175,087             9,674                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                           $14.29            $12.36             $9.97
  Number of Units                                     234,446            58,333             4,906
  With any one of EBP or HAV and GMWB
  Unit Value                                           $10.72             $9.28                --
  Number of Units                                     199,601           137,247                --
  With HAV, EBP and GRO Plus
  Unit Price                                           $14.21            $12.32                --
  Number of Units                                      16,355             4,412                --
  With HAV, EBP and GMWB
  Unit Value                                           $12.25                --                --
  Number of Units                                       6,163                --                --
---------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                 Year Ended December 31,
------------------------------------------------------------------------------------------------------
Sub-account                                              2004              2003              2002
------------------------------------------------------------------------------------------------------
AST Alliance/Bernstein Growth + Value(11) (2001)
  With No Optional Benefits
  Unit Price                                              $10.72             $9.91             $7.99
  Number of Units                                      1,620,391         1,387,072           965,912
  With any one of GRO Plus, EBP or HAV
  Unit Price                                              $13.07            $12.11             $9.79
  Number of Units                                      1,011,796           667,395            11,345
  With GMWB
  Unit Value                                              $13.05            $12.09                --
  Number of Units                                         72,365             5,118                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              $13.00            $12.07             $9.79
  Number of Units                                        256,194           115,455               704
  With any one of EBP or HAV and GMWB
  Unit Value                                               $9.31             $8.65                --
  Number of Units                                        215,645           154,955                --
  With HAV, EBP and GRO Plus
  Unit Price                                              $12.93            $12.04                --
  Number of Units                                          7,165             1,041                --
  With HAV, EBP and GMWB
  Unit Value                                              $11.15                --                --
  Number of Units                                          1,191                --                --
------------------------------------------------------------------------------------------------------
AST Sanford Bernstein Core Value(12) (2001)
  With No Optional Benefits
  Unit Price                                              $12.39            $11.06             $8.76
  Number of Units                                      4,643,022         3,621,862         6,005,922
  With any one of GRO Plus, EBP or HAV
  Unit Price                                              $14.18            $12.69            $10.08
  Number of Units                                      3,959,115         2,277,726           386,259
  With GMWB
  Unit Value                                              $14.15            $12.67                --
  Number of Units                                        220,419            11,518                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                              $14.10            $12.65            $10.08
  Number of Units                                        534,389           328,567            30,510
  With any one of EBP or HAV and GMWB
  Unit Value                                              $11.83            $10.62                --
  Number of Units                                        303,689           216,416                --
  With HAV, EBP and GRO Plus
  Unit Price                                              $14.03            $12.62                --
  Number of Units                                         49,912            10,893                --
  With HAV, EBP and GMWB
  Unit Value                                              $11.86                --                --
  Number of Units                                         57,669                --                --
------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                                   Year Ended December 31,
--------------------------------------------------------------------------------------------------------
Sub-account                                                2004              2003              2002
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty (1998)
  With No Optional Benefits
  Unit Price                                                $18.49            $13.63            $10.08
  Number of Units                                        4,080,179         3,097,315         1,563,489
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                $18.84            $13.92            $10.33
  Number of Units                                        2,863,749         1,376,696            41,098
  With GMWB
  Unit Value                                                $18.80            $13.91                --
  Number of Units                                          184,027            13,615                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                $18.74            $13.88            $10.32
  Number of Units                                          538,151           270,852             6,429
  With any one of EBP or HAV and GMWB
  Unit Value                                                $14.12            $10.47                --
  Number of Units                                           68,406             8,884                --
  With HAV, EBP and GRO Plus
  Unit Price                                                $18.64            $13.84                --
  Number of Units                                           17,014             8,189                --
  With HAV, EBP and GMWB
  Unit Value                                                $14.07                --                --
  Number of Units                                            5,246                --                --
--------------------------------------------------------------------------------------------------------
AST Sanford Bernstein Managed Index 500(13) (1998)
  With No Optional Benefits
  Unit Price                                                $11.07            $10.23             $8.17
  Number of Units                                        6,845,369         5,442,511         3,662,406
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                $13.22            $12.25             $9.81
  Number of Units                                        3,486,237         2,209,334            79,915
  With GMWB
  Unit Value                                                $13.19            $12.24                --
  Number of Units                                          389,368            16,957                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                $13.15            $12.22             $9.81
  Number of Units                                          352,176           203,573               383
  With any one of EBP or HAV and GMWB
  Unit Value                                                 $8.58             $7.98                --
  Number of Units                                          343,296           293,662                --
  With HAV, EBP and GRO Plus
  Unit Price                                                $13.08            $12.18                --
  Number of Units                                            9,296             4,899                --
  With HAV, EBP and GMWB
  Unit Value                                                $11.31                --                --
  Number of Units                                           43,627                --                --
--------------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                            Year Ended December 31,
------------------------------------------------------------------------------------------------
Sub-account                                         2004             2003              2002
------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
  With No Optional Benefits
  Unit Price                                          $11.57           $10.45            $8.25
  Number of Units                                  4,670,846        2,115,438        1,751,136
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          $13.80           $12.50            $9.89
  Number of Units                                  2,219,323          846,118           36,829
  With GMWB
  Unit Value                                          $13.77           $12.48               --
  Number of Units                                    198,789            2,386               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          $13.73           $12.46            $9.89
  Number of Units                                    368,328          124,008            8,874
  With any one of EBP or HAV and GMWB
  Unit Value                                           $9.04            $8.22               --
  Number of Units                                    372,540          195,232               --
  With HAV, EBP and GRO Plus
  Unit Price                                          $13.65           $12.43               --
  Number of Units                                     25,550            4,612               --
  With HAV, EBP and GMWB
  Unit Value                                          $11.72               --               --
  Number of Units                                      7,406               --               --
------------------------------------------------------------------------------------------------
AST Alliance Growth and Income(14) (1992)
  With No Optional Benefits
  Unit Price                                          $11.46           $10.50            $8.06
  Number of Units                                 25,850,506       21,264,670        6,667,373
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          $13.91           $12.77            $9.83
  Number of Units                                 27,268,222       13,386,166          165,588
  With GMWB
  Unit Value                                          $13.88           $12.76               --
  Number of Units                                  2,899,917          187,011               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          $13.83           $12.74            $9.83
  Number of Units                                  4,694,207        2,029,598            6,100
  With any one of EBP or HAV and GMWB
  Unit Value                                          $10.72            $9.88               --
  Number of Units                                  1,731,512          976,756               --
  With HAV, EBP and GRO Plus
  Unit Price                                          $13.76           $12.70               --
  Number of Units                                    564,502           69,435               --
  With HAV, EBP and GMWB
  Unit Value                                          $11.50               --               --
  Number of Units                                    228,955               --               --
------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                        Year Ended December 31,
---------------------------------------------------------------------------------------------
Sub-account                                     2004              2003              2002
---------------------------------------------------------------------------------------------
AST Hotchkis & Wiley Large-Cap Value
  With No Optional Benefits
  Unit Price                                     $11.17             $9.83             $8.34
  Number of Units                             3,717,848         2,647,064         2,110,071
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.19            $11.65              $9.9
  Number of Units                             1,916,775           651,074            30,714
  With GMWB
  Unit Value                                     $13.16            $11.63                --
  Number of Units                               173,888            21,961                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.12            $11.61              $9.9
  Number of Units                               198,898            90,092             5,934
  With any one of EBP or HAV and GMWB
  Unit Value                                      $9.78             $8.66                --
  Number of Units                               419,818           347,275                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.05            $11.58                --
  Number of Units                                37,159               332                --
  With HAV, EBP and GMWB
  Unit Value                                     $11.75                --                --
  Number of Units                                23,032                --                --
---------------------------------------------------------------------------------------------
AST DeAM Global Allocation(15) (1993)
  With No Optional Benefits
  Unit Price                                     $11.19            $10.24             $8.71
  Number of Units                             1,061,887           898,161           847,517
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $12.70            $11.65             $9.94
  Number of Units                               278,657           155,865             3,088
  With GMWB
  Unit Value                                     $12.67            $11.64                --
  Number of Units                                35,622               483                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $12.63            $11.62             $9.93
  Number of Units                                52,110            34,914                94
  With any one of EBP or HAV and GMWB
  Unit Value                                      $9.12             $8.40                --
  Number of Units                               290,887           303,295                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $12.56            $11.58                --
  Number of Units                                 2,849             1,169                --
  With HAV, EBP and GMWB
  Unit Value                                     $11.23                --                --
  Number of Units                                 2,193                --                --
---------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                Year Ended December 31,
-----------------------------------------------------------------------------------------------------
Sub-account                                             2004              2003              2002
-----------------------------------------------------------------------------------------------------
AST American Century Strategic Balanced (1997)
  With No Optional Benefits
  Unit Price                                             $11.46            $10.69             $9.14
  Number of Units                                     2,335,598         2,045,205         1,126,058
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $12.43            $11.62             $9.97
  Number of Units                                     1,308,462           930,516            15,835
  With GMWB
  Unit Value                                             $12.40            $11.61                --
  Number of Units                                       175,763            18,977                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             $12.36            $11.59             $9.97
  Number of Units                                       186,307            58,741             2,760
  With any one of EBP or HAV and GMWB
  Unit Value                                             $10.08             $9.46                --
  Number of Units                                       218,686           196,909                --
  With HAV, EBP and GRO Plus
  Unit Price                                             $12.29            $11.56                --
  Number of Units                                        18,231            11,783                --
  With HAV, EBP and GMWB
  Unit Value                                             $10.98                --                --
  Number of Units                                           125                --                --
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
  With No Optional Benefits
  Unit Price                                             $12.13            $11.09             $9.09
  Number of Units                                     3,551,315         2,243,566           921,329
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $13.22            $12.12             $9.96
  Number of Units                                     2,109,855           955,716            21,928
  With GMWB
  Unit Value                                             $13.19            $12.11                --
  Number of Units                                       349,177            27,414                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             $13.15            $12.09             $9.96
  Number of Units                                       464,055           160,339               150
  With any one of EBP or HAV and GMWB
  Unit Value                                             $11.38            $10.48                --
  Number of Units                                        39,231             2,741                --
  With HAV, EBP and GRO Plus
  Unit Price                                             $13.08            $12.05                --
  Number of Units                                        46,336            31,706                --
  With HAV, EBP and GMWB
  Unit Value                                             $11.35                --                --
  Number of Units                                         9,372                --                --
-----------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                            Year Ended December 31,
------------------------------------------------------------------------------------------------
Sub-account                                         2004             2003              2002
------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
  With No Optional Benefits
  Unit Price                                          $13.45           $12.59           $11.34
  Number of Units                                  4,717,822        2,962,471        1,739,313
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          $12.17           $11.42           $10.31
  Number of Units                                  6,387,666        1,827,606           36,822
  With GMWB
  Unit Value                                          $12.14           $11.40               --
  Number of Units                                    712,411           24,361               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          $12.10           $11.38           $10.31
  Number of Units                                  1,195,848          279,110            3,700
  With any one of EBP or HAV and GMWB
  Unit Value                                          $14.05           $13.23               --
  Number of Units                                    191,816          148,319               --
  With HAV, EBP and GRO Plus
  Unit Price                                          $12.04           $11.35               --
  Number of Units                                    137,089           12,591               --
  With HAV, EBP and GMWB
  Unit Value                                          $10.94               --               --
  Number of Units                                     43,652               --               --
------------------------------------------------------------------------------------------------
AST Goldman Sachs High Yield Bond Portfolio
  With No Optional Benefits
  Unit Price                                          $12.69           $11.61            $9.71
  Number of Units                                 13,717,128       12,201,163        5,592,940
  With any one of GRO Plus, EBP or HAV
  Unit Price                                          $13.34           $12.24           $10.26
  Number of Units                                  4,901,936        3,684,174           74,022
  With GMWB
  Unit Value                                          $13.31           $12.23               --
  Number of Units                                    426,333           27,535               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                          $13.27           $12.21           $10.26
  Number of Units                                    707,876          379,114            6,524
  With any one of EBP or HAV and GMWB
  Unit Value                                          $11.51           $10.60               --
  Number of Units                                    545,726          346,126               --
  With HAV, EBP and GRO Plus
  Unit Price                                          $13.20           $12.17               --
  Number of Units                                     54,058           28,237               --
  With HAV, EBP and GMWB
  Unit Value                                          $11.24               --               --
  Number of Units                                     65,084               --               --
------------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                    2004             2003             2002
------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
  With No Optional Benefits
  Unit Price                                     $12.26           $11.61            $9.94
  Number of Units                             8,369,008        7,751,236        4,146,530
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $12.56           $11.92           $10.23
  Number of Units                             7,337,467        4,628,945          162,571
  With GMWB
  Unit Value                                     $12.53           $11.90               --
  Number of Units                               904,128           42,593               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $12.49           $11.88           $10.23
  Number of Units                             1,314,641          624,019            7,474
  With any one of EBP or HAV and GMWB
  Unit Value                                     $12.18           $11.60               --
  Number of Units                               732,155          423,485               --
  With HAV, EBP and GRO Plus
  Unit Price                                     $12.42           $11.85               --
  Number of Units                               155,764           28,346               --
  With HAV, EBP and GMWB
  Unit Value                                     $10.88               --               --
  Number of Units                                85,669               --               --
------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
  With No Optional Benefits
  Unit Price                                     $11.31           $10.95           $10.57
  Number of Units                            33,208,757       26,287,388       20,544,075
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $10.82           $10.51           $10.17
  Number of Units                            30,067,867       16,012,778          604,147
  With GMWB
  Unit Value                                     $10.79           $10.49               --
  Number of Units                             3,495,678          378,676               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $10.76           $10.48           $10.17
  Number of Units                             4,319,279        2,192,336           36,236
  With any one of EBP or HAV and GMWB
  Unit Value                                     $13.09           $12.76               --
  Number of Units                             2,344,332        1,558,557               --
  With HAV, EBP and GRO Plus
  Unit Price                                     $10.70           $10.45               --
  Number of Units                               476,033          119,982               --
  With HAV, EBP and GMWB
  Unit Value                                     $10.32               --               --
  Number of Units                               323,335               --               --
------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                        Year Ended December 31,
---------------------------------------------------------------------------------------------
Sub-account                                     2004              2003              2002
---------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
  With No Optional Benefits
  Unit Price                                     $10.55            $10.51            $10.34
  Number of Units                            21,299,789        15,242,856        11,274,642
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $10.23            $10.22            $10.08
  Number of Units                            19,103,280         5,152,783           215,314
  With GMWB
  Unit Value                                     $10.21            $10.21                --
  Number of Units                             2,764,809            36,640                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $10.17            $10.19            $10.08
  Number of Units                             2,785,690           636,860            80,547
  With any one of EBP or HAV and GMWB
  Unit Value                                     $11.62            $11.65                --
  Number of Units                             1,143,298           329,629                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $10.12            $10.16                --
  Number of Units                               301,108            35,430                --
  With HAV, EBP and GMWB
  Unit Value                                      $9.96                --                --
  Number of Units                               240,337                --                --
---------------------------------------------------------------------------------------------
AST Money Market (1992)
  With No Optional Benefits
  Unit Price                                      $9.78             $9.86             $9.96
  Number of Units                            29,870,585        32,730,501        36,255,772
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $9.75             $9.86             $9.99
  Number of Units                             8,152,893         7,176,983           999,737
  With GMWB
  Unit Value                                      $9.73             $9.85                --
  Number of Units                             1,312,018            81,304                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $9.70             $9.83             $9.99
  Number of Units                             1,742,703         1,118,618            70,899
  With any one of EBP or HAV and GMWB
  Unit Value                                      $9.98            $10.13                --
  Number of Units                               234,402            35,505                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $9.65             $9.80                --
  Number of Units                               432,144           149,705                --
  With HAV, EBP and GMWB
  Unit Value                                      $9.79                --                --
  Number of Units                                61,321                --                --
---------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                                                    Year Ended December 31,
                                                                        ------------------------------------------------
Sub-account                                                                   2004              2003            2002
------------------------------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust -- GVIT Developing Markets (1996)
  With No Optional Benefits
  Unit Price                                                                   $16.02            $13.60           $8.66
  Number of Units                                                           2,103,950         1,763,660         283,466
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                                   $18.29            $15.56           $9.93
  Number of Units                                                             934,258           415,864          21,816
  With GMWB
  Unit Value                                                                   $18.25            $15.54              --
  Number of Units                                                             161,653            12,503              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                                   $18.19            $15.52           $9.93
  Number of Units                                                             141,365            44,993             442
  With any one of EBP or HAV and GMWB
  Unit Value                                                                   $12.74            $10.88              --
  Number of Units                                                              25,630               843              --
  With HAV, EBP and GRO Plus
  Unit Price                                                                   $18.09            $15.47              --
  Number of Units                                                              17,121             1,871              --
  With HAV, EBP and GMWB
  Unit Value                                                                   $12.70                --              --
  Number of Units                                                              11,161                --              --
------------------------------------------------------------------------------------------------------------------------
AIM V.I. -- Dynamics (1999)
  With No Optional Benefits
  Unit Price                                                                   $10.72             $9.61           $7.09
  Number of Units                                                             668,032           889,464         543,762
  With any one of GRO Plus, EBP or HAV
  Unit Price                                                                   $14.59            $13.12            $9.7
  Number of Units                                                             590,157           634,308          32,635
  With GMWB
  Unit Value                                                                   $14.56            $13.11              --
  Number of Units                                                              61,543             4,848              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                                                   $14.51            $13.08            $9.7
  Number of Units                                                              55,199            38,518             576
  With any one of EBP or HAV and GMWB
  Unit Value                                                                   $11.67                --              --
  Number of Units                                                               1,825                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                                                   $14.43            $13.05              --
  Number of Units                                                               4,253             3,083              --
  With HAV, EBP and GMWB
  Unit Value                                                                   $11.63                --              --
  Number of Units                                                                  13                --              --
------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                    Year Ended December 31,
-------------------------------------------------------------------------------------
Sub-account                                   2004           2003            2002
-------------------------------------------------------------------------------------
AIM V.I. -- Technology (1999)
  With No Optional Benefits
  Unit Price                                    $8.09          $7.87           $5.5
  Number of Units                             512,424        578,651        293,307
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $13.71         $13.35             --
  Number of Units                               5,184          3,695             --
  With GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
-------------------------------------------------------------------------------------
AIM V.I. -- Health Sciences (1999)
  With No Optional Benefits
  Unit Price                                   $10.64         $10.05             $8
  Number of Units                             937,586        698,364        475,873
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $12.58         $11.93          $9.51
  Number of Units                             578,826        381,478          5,444
  With GMWB
  Unit Value                                   $12.56         $11.91             --
  Number of Units                              87,037          2,077             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $12.52         $11.89          $9.51
  Number of Units                             181,513         55,867            140
  With any one of EBP or HAV and GMWB
  Unit Value                                   $11.41         $10.85             --
  Number of Units                               5,057          1,330             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $12.45             --             --
  Number of Units                               5,438             --             --
  With HAV, EBP and GMWB
  Unit Value                                   $11.38             --             --
  Number of Units                               2,157             --             --
-------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                         Year Ended December 31,
                                               --------------------------------------------
Sub-account                                         2004            2003           2002
-------------------------------------------------------------------------------------------
AIM V.I. -- Financial Services (1999)
  With No Optional Benefits
  Unit Price                                        $11.94          $11.17           $8.76
  Number of Units                                  585,185         607,265         366,258
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        $13.44          $12.61           $9.92
  Number of Units                                  387,921         200,360           1,897
  With GMWB
  Unit Value                                        $13.42          $12.60              --
  Number of Units                                   67,581          20,268              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        $13.37          $12.58           $9.92
  Number of Units                                   84,188          50,250             141
  With any one of EBP or HAV and GMWB
  Unit Value                                        $11.11          $10.46              --
  Number of Units                                   15,566           1,378              --
  With HAV, EBP and GRO Plus
  Unit Price                                        $13.30          $12.54              --
  Number of Units                                    8,806             751              --
  With HAV, EBP and GMWB
  Unit Value                                        $11.08              --              --
  Number of Units                                      468              --              --
-------------------------------------------------------------------------------------------
Evergreen VA -- International Equity (1999)
  With No Optional Benefits
  Unit Price                                        $13.66          $11.65           $8.15
  Number of Units                                  414,631         189,143         113,389
  With any one of GRO Plus, EBP or HAV
  Unit Price                                        $14.94          $12.78           $9.67
  Number of Units                                  195,986          76,749           3,669
  With GMWB
  Unit Value                                        $12.21          $10.45              --
  Number of Units                                   32,858             827              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        $14.86          $12.74              --
  Number of Units                                   67,201           6,492              --
  With any one of EBP or HAV and GMWB
  Unit Value                                        $12.40          $10.64              --
  Number of Units                                   83,727          81,555              --
  With HAV, EBP and GRO Plus
  Unit Price                                        $14.78          $12.71              --
  Number of Units                                    7,362           1,395              --
  With HAV, EBP and GMWB
  Unit Value                                        $12.36              --              --
  Number of Units                                    2,878              --              --
-------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                      Year Ended December 31,
----------------------------------------------------------------------------------------
Sub-account                                      2004            2003           2002
----------------------------------------------------------------------------------------
Evergreen VA -- Special Equity(16) (1999)
  With No Optional Benefits
  Unit Price                                     $11.58          $11.12           $7.44
  Number of Units                               702,642         815,621         127,728
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.25          $14.69           $9.85
  Number of Units                               509,734         293,794          12,520
  With GMWB
  Unit Value                                     $15.22          $14.67              --
  Number of Units                                46,748           3,620              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.17          $14.65           $9.85
  Number of Units                               177,731          58,548             533
  With any one of EBP or HAV and GMWB
  Unit Value                                      $9.13           $8.83              --
  Number of Units                               114,259          23,503              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $15.09              --              --
  Number of Units                                 3,411              --              --
  With HAV, EBP and GMWB
  Unit Value                                     $10.53              --              --
  Number of Units                                26,034              --              --
----------------------------------------------------------------------------------------
Evergreen VA -- Omega (2000)
  With No Optional Benefits
  Unit Price                                     $11.29          $10.71           $7.78
  Number of Units                               570,123         404,789          39,943
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.89          $13.21              --
  Number of Units                               387,492          56,002              --
  With GMWB
  Unit Value                                     $13.86          $13.19              --
  Number of Units                                31,153             283              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.81          $13.17              --
  Number of Units                               108,796          25,003              --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $9.40           $8.97              --
  Number of Units                                84,876          19,658              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.74          $13.13              --
  Number of Units                                 3,028           1,855              --
  With HAV, EBP and GMWB
  Unit Value                                     $10.92              --              --
  Number of Units                                30,383              --              --
----------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                     2004              2003            2002
------------------------------------------------------------------------------------------
ProFund VP -- Europe 30 (1999)
  With No Optional Benefits
  Unit Price                                     $12.17            $10.83           $7.93
  Number of Units                             1,812,435         2,116,400         292,396
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $14.80            $13.20            $9.7
  Number of Units                               313,111           158,208           2,625
  With GMWB
  Unit Value                                     $14.77            $13.18              --
  Number of Units                                99,557            13,365              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $14.72            $13.16              --
  Number of Units                               162,300            40,636              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $12.39            $11.09              --
  Number of Units                                17,205             3,060              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $14.64                --              --
  Number of Units                                 7,739                --              --
  With HAV, EBP and GMWB
  Unit Value                                     $12.35                --              --
  Number of Units                                 7,758                --              --
------------------------------------------------------------------------------------------
ProFund VP -- Asia 30 (2002)
  With No Optional Benefits
  Unit Price                                     $12.30            $12.57           $7.75
  Number of Units                               896,010           942,605         281,993
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.57            $15.96           $9.86
  Number of Units                               253,337           131,276           6,995
  With GMWB
  Unit Value                                     $15.54            $15.94              --
  Number of Units                                74,988            10,432              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.49            $15.91              --
  Number of Units                                67,805            33,050              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $10.14            $10.43              --
  Number of Units                                28,325             1,873              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $15.40                --              --
  Number of Units                                 5,612                --              --
  With HAV, EBP and GMWB
  Unit Value                                     $10.10                --              --
  Number of Units                                 6,082                --              --
------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                   Year Ended December 31,
------------------------------------------------------------------------------------
Sub-account                                   2004           2003           2002
------------------------------------------------------------------------------------
ProFund VP -- Japan (2002)
  With No Optional Benefits
  Unit Price                                    $9.55          $9.03          $7.24
  Number of Units                             710,879        426,718         65,845
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $13.40         $12.70         $10.21
  Number of Units                             137,584         76,553            351
  With GMWB
  Unit Value                                   $13.38         $12.69             --
  Number of Units                              35,968          1,883             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $13.33         $12.67             --
  Number of Units                              62,668         10,769             --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $10.35             --             --
  Number of Units                               8,278             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $13.26             --             --
  Number of Units                               7,559             --             --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
------------------------------------------------------------------------------------
ProFund VP -- Banks (2002)
  With No Optional Benefits
  Unit Price                                   $11.98         $10.90          $8.56
  Number of Units                             229,711         93,067        101,136
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $14.10         $12.86         $10.13
  Number of Units                             171,696         34,962          3,422
  With GMWB
  Unit Value                                   $14.07             --             --
  Number of Units                               8,847             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $14.03         $12.83             --
  Number of Units                              29,071          6,833             --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $11.58             --             --
  Number of Units                              20,936             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $13.95         $12.79             --
  Number of Units                                 788          1,039             --
  With HAV, EBP and GMWB
  Unit Value                                   $11.54             --             --
  Number of Units                                 582             --             --
------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                     Year Ended December 31,
----------------------------------------------------------------------------------------
Sub-account                                    2004             2003            2002
----------------------------------------------------------------------------------------
ProFund VP -- Basic Materials (2002)
  With No Optional Benefits
  Unit Price                                   $11.87            $10.95           $8.46
  Number of Units                             529,237         1,512,864          76,331
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $14.43            $13.35          $10.34
  Number of Units                             170,212           100,189              12
  With GMWB
  Unit Value                                   $14.40            $13.33              --
  Number of Units                              23,555             8,054              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $14.35            $13.31              --
  Number of Units                              35,537            15,986              --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $12.43                --              --
  Number of Units                              15,658                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                   $14.28                --              --
  Number of Units                               3,155                --              --
  With HAV, EBP and GMWB
  Unit Value                                   $12.40                --              --
  Number of Units                               1,246                --              --
----------------------------------------------------------------------------------------
ProFund VP -- Biotechnology (2001)
  With No Optional Benefits
  Unit Price                                   $10.52             $9.75           $7.09
  Number of Units                             757,678           208,971         130,082
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $14.56            $13.53              --
  Number of Units                               5,878               847              --
  With GMWB
  Unit Value                                       --                --              --
  Number of Units                                  --                --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --                --              --
  Number of Units                                  --                --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --                --              --
  Number of Units                                  --                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                       --                --              --
  Number of Units                                  --                --              --
  With HAV, EBP and GMWB
  Unit Value                                       --                --              --
  Number of Units                                  --                --              --
----------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                   Year Ended December 31,
------------------------------------------------------------------------------------
Sub-account                                   2004           2003           2002
------------------------------------------------------------------------------------
ProFund VP -- Consumer Services (2002)
  With No Optional Benefits
  Unit Price                                    $9.56          $9.04          $7.25
  Number of Units                             430,620        136,269        128,022
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $12.31         $11.66          $9.37
  Number of Units                              87,433         30,700          2,426
  With GMWB
  Unit Value                                   $12.28             --             --
  Number of Units                              17,197             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $12.24         $11.62             --
  Number of Units                               8,198          5,655             --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $10.69             --             --
  Number of Units                               2,087             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $12.17         $11.59             --
  Number of Units                               1,211          3,817             --
  With HAV, EBP and GMWB
  Unit Value                                   $10.66             --             --
  Number of Units                                  14             --             --
------------------------------------------------------------------------------------
ProFund VP -- Consumer Goods (2002)
  With No Optional Benefits
  Unit Price                                   $10.36          $9.64          $8.28
  Number of Units                             369,007         58,425        148,446
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $12.33         $11.51           $9.9
  Number of Units                             102,706         12,720          2,303
  With GMWB
  Unit Value                                   $12.31         $11.49             --
  Number of Units                               8,437            954             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $12.27             --             --
  Number of Units                              54,297             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $11.40         $10.67             --
  Number of Units                               9,175          4,737             --
  With HAV, EBP and GRO Plus
  Unit Price                                   $12.20             --             --
  Number of Units                               1,731             --             --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                     2004              2003            2002
------------------------------------------------------------------------------------------
ProFund VP -- Oil & Gas (2001)
  With No Optional Benefits
  Unit Price                                     $13.33            $10.48           $8.71
  Number of Units                             1,856,882         1,225,844         299,833
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.40            $12.14          $10.12
  Number of Units                               888,111           114,553           1,660
  With GMWB
  Unit Value                                     $15.37            $12.12              --
  Number of Units                                58,804             4,007              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.32            $12.10              --
  Number of Units                               174,913            25,623              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $13.80                --              --
  Number of Units                                29,672                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $15.23            $12.07              --
  Number of Units                                14,353             2,434              --
  With HAV, EBP and GMWB
  Unit Value                                     $13.76                --              --
  Number of Units                                 6,676                --              --
------------------------------------------------------------------------------------------
ProFund VP -- Financials (2001)
  With No Optional Benefits
  Unit Price                                     $12.19            $11.23           $8.85
  Number of Units                               553,342           398,159         221,377
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.48            $12.45           $9.84
  Number of Units                               323,190           134,420           2,066
  With GMWB
  Unit Value                                     $13.45            $12.44              --
  Number of Units                                17,749             1,060              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.41            $12.42              --
  Number of Units                                35,528            27,402              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $11.26                --              --
  Number of Units                                15,974                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.33                --              --
  Number of Units                                 1,103                --              --
  With HAV, EBP and GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                     Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                     2004            2003           2002
------------------------------------------------------------------------------------------
ProFund VP -- Health Care (2001)
  With No Optional Benefits
  Unit Price                                      $9.23           $9.17          $7.94
  Number of Units                             1,318,525         707,449        388,508
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $11.10          $11.05          $9.59
  Number of Units                               518,389         244,228          6,831
  With GMWB
  Unit Value                                     $11.07          $11.04             --
  Number of Units                                 8,570           1,969             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $11.04          $11.02             --
  Number of Units                               139,890          56,392             --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $10.65              --             --
  Number of Units                                 5,322              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                     $10.98          $10.99             --
  Number of Units                                 4,035           2,123             --
  With HAV, EBP and GMWB
  Unit Value                                         --              --             --
  Number of Units                                    --              --             --
------------------------------------------------------------------------------------------
ProFund VP -- Industrials (2002)
  With No Optional Benefits
  Unit Price                                     $11.15          $10.01          $7.93
  Number of Units                               253,411         318,339         12,642
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $14.27          $12.85             --
  Number of Units                                88,729          20,601             --
  With GMWB
  Unit Value                                     $14.24              --             --
  Number of Units                                 4,426              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $14.20          $12.81             --
  Number of Units                                14,026           4,507             --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $12.08              --             --
  Number of Units                                 4,381              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                     $14.12              --             --
  Number of Units                                   945              --             --
  With HAV, EBP and GMWB
  Unit Value                                     $12.04              --             --
  Number of Units                                   807              --             --
------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                    Year Ended December 31,
--------------------------------------------------------------------------------------
Sub-account                                    2004            2003           2002
--------------------------------------------------------------------------------------
ProFund VP -- Internet (2002)
  With No Optional Benefits
  Unit Price                                   $17.89          $15.00           $8.57
  Number of Units                             992,879         206,876         306,572
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $19.83          $16.67              --
  Number of Units                               3,806           1,210              --
  With GMWB
  Unit Value                                       --              --              --
  Number of Units                                  --              --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --              --              --
  Number of Units                                  --              --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --              --              --
  Number of Units                                  --              --              --
  With HAV, EBP and GRO Plus
  Unit Price                                       --              --              --
  Number of Units                                  --              --              --
  With HAV, EBP and GMWB
  Unit Value                                       --              --              --
  Number of Units                                  --              --              --
--------------------------------------------------------------------------------------
ProFund VP -- Pharmaceuticals (2002)
  With No Optional Benefits
  Unit Price                                    $7.93           $8.89           $8.56
  Number of Units                             527,336         266,978         136,559
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $8.88           $9.97           $9.63
  Number of Units                             246,789          77,105           2,545
  With GMWB
  Unit Value                                    $8.86           $9.96              --
  Number of Units                              23,137           2,871              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $8.83           $9.94              --
  Number of Units                              70,946           6,346              --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $9.44              --              --
  Number of Units                               5,382              --              --
  With HAV, EBP and GRO Plus
  Unit Price                                    $8.78           $9.91              --
  Number of Units                               3,939           1,646              --
  With HAV, EBP and GMWB
  Unit Value                                       --              --              --
  Number of Units                                  --              --              --
--------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                        Year Ended December 31,
---------------------------------------------------------------------------------------------
Sub-account                                     2004              2003              2002
---------------------------------------------------------------------------------------------
ProFund VP -- Precious Metals (2002)
  With No Optional Benefits
  Unit Price                                     $11.77            $13.29              $9.7
  Number of Units                             1,479,384         1,329,806         1,175,651
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.64            $15.44             $11.3
  Number of Units                               457,761           390,896            19,964
  With GMWB
  Unit Value                                     $13.61                --                --
  Number of Units                                42,627                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.57            $15.39                --
  Number of Units                               111,588            44,664                --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $10.17                --                --
  Number of Units                                93,541                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.49            $15.35                --
  Number of Units                                 7,072             1,458                --
  With HAV, EBP and GMWB
  Unit Value                                     $10.14            $11.55                --
  Number of Units                                11,671            23,284                --
---------------------------------------------------------------------------------------------
ProFund VP -- Real Estate (2001)
  With No Optional Benefits
  Unit Price                                     $16.15            $12.91             $9.86
  Number of Units                             1,816,706           462,906           441,318
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $16.63            $13.33             $10.2
  Number of Units                               509,763           136,941            12,789
  With GMWB
  Unit Value                                     $16.60            $13.31                --
  Number of Units                                58,062             3,835                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $16.54            $13.29                --
  Number of Units                               128,625            32,970                --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $13.06                --                --
  Number of Units                                22,857                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $16.45                --                --
  Number of Units                                   629                --                --
  With HAV, EBP and GMWB
  Unit Value                                     $13.02                --                --
  Number of Units                                 1,198                --                --
---------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                   Year Ended December 31,
------------------------------------------------------------------------------------
Sub-account                                   2004           2003           2002
------------------------------------------------------------------------------------
ProFund VP -- Semiconductor (2002)
  With No Optional Benefits
  Unit Price                                    $7.15          $9.51          $5.14
  Number of Units                             694,352        423,958         93,241
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $11.95         $15.93             --
  Number of Units                               3,639          3,475             --
  With GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
------------------------------------------------------------------------------------
ProFund VP -- Technology (2001)
  With No Optional Benefits
  Unit Price                                    $8.48          $8.66          $6.03
  Number of Units                             727,580        497,972        254,131
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $12.99         $13.30             --
  Number of Units                               9,239          6,845             --
  With GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                       --             --             --
  Number of Units                                  --             --             --
  With HAV, EBP and GMWB
  Unit Value                                       --             --             --
  Number of Units                                  --             --             --
------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                      Year Ended December 31,
----------------------------------------------------------------------------------------
Sub-account                                      2004            2003           2002
----------------------------------------------------------------------------------------
ProFund VP -- Telecommunications (2001)
  With No Optional Benefits
  Unit Price                                       $8.19           $7.21          $7.15
  Number of Units                                460,848         398,350        272,408
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $11.43          $10.08         $10.03
  Number of Units                                212,127          47,283          3,642
  With GMWB
  Unit Value                                      $11.40              --             --
  Number of Units                                  6,379              --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $11.37          $10.05             --
  Number of Units                                 34,691          13,783             --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $12.54              --             --
  Number of Units                                  4,099              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                      $11.31              --             --
  Number of Units                                 11,741              --             --
  With HAV, EBP and GMWB
  Unit Value                                      $12.50              --             --
  Number of Units                                  2,691              --             --
----------------------------------------------------------------------------------------
ProFund VP -- Utilities (2001)
  With No Optional Benefits
  Unit Price                                      $11.13           $9.34          $7.83
  Number of Units                              1,060,939         618,427        521,419
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $15.00          $12.63         $10.61
  Number of Units                                332,768          93,690          8,871
  With GMWB
  Unit Value                                      $14.97          $12.62             --
  Number of Units                                 57,208           8,137             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $14.92          $12.60             --
  Number of Units                                 87,691          10,588             --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $12.51              --             --
  Number of Units                                 21,365              --             --
  With HAV, EBP and GRO Plus
  Unit Price                                      $14.84              --             --
  Number of Units                                  7,490              --             --
  With HAV, EBP and GMWB
  Unit Value                                      $12.47              --             --
  Number of Units                                    573              --             --
----------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                        Year Ended December 31,
---------------------------------------------------------------------------------------------
Sub-account                                     2004              2003              2002
---------------------------------------------------------------------------------------------
ProFund VP -- Bull (2002)
  With No Optional Benefits
  Unit Price                                     $10.53             $9.84             $7.97
  Number of Units                             8,215,357         3,563,562           954,792
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $12.82            $12.01             $9.75
  Number of Units                             2,052,501           708,248            10,297
  With GMWB
  Unit Value                                     $12.79            $12.00                --
  Number of Units                               171,187             1,179                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $12.75            $11.98             $9.75
  Number of Units                               570,114            58,349               400
  With any one of EBP or HAV and GMWB
  Unit Value                                     $11.25            $10.58                --
  Number of Units                                31,600               427                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $12.68            $11.94                --
  Number of Units                                88,697            10,714                --
  With HAV, EBP and GMWB
  Unit Value                                     $11.21                --                --
  Number of Units                                12,971                --                --
---------------------------------------------------------------------------------------------
ProFund VP -- Bear (2001)
  With No Optional Benefits
  Unit Price                                      $7.45             $8.44            $11.38
  Number of Units                             1,202,243         1,886,515         1,532,543
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $6.60             $7.49            $10.13
  Number of Units                               289,105           716,467            28,618
  With GMWB
  Unit Value                                      $6.58                --                --
  Number of Units                                41,480                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $6.56             $7.47            $10.13
  Number of Units                                60,475            36,686             1,514
  With any one of EBP or HAV and GMWB
  Unit Value                                      $8.15             $9.29                --
  Number of Units                                10,709             7,927                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $6.52             $7.45                --
  Number of Units                                14,578            13,622                --
  With HAV, EBP and GMWB
  Unit Value                                      $8.12             $9.29                --
  Number of Units                                 1,620             7,293                --
---------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                        Year Ended December 31,
---------------------------------------------------------------------------------------------
Sub-account                                     2004              2003              2002
---------------------------------------------------------------------------------------------
ProFund VP -- UltraBull (2001)
  With No Optional Benefits
  Unit Price                                     $11.76            $10.20             $6.78
  Number of Units                             2,817,803         1,431,345           297,435
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $16.58            $14.42             $9.61
  Number of Units                                 9,518             1,432               245
  With GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --                --                --
  Number of Units                                    --                --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                         --                --                --
  Number of Units                                    --                --                --
  With HAV, EBP and GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
---------------------------------------------------------------------------------------------
ProFund VP -- OTC (2001)
  With No Optional Benefits
  Unit Price                                      $9.94             $9.32             $6.45
  Number of Units                             4,885,351         4,445,234         1,346,852
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $14.34            $13.47             $9.36
  Number of Units                             1,807,904           810,005            13,113
  With GMWB
  Unit Value                                     $14.31            $13.46                --
  Number of Units                               128,923             5,378                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $14.27            $13.44                --
  Number of Units                               225,055            34,480                --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $10.92                --                --
  Number of Units                                28,507                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                     $14.19                --                --
  Number of Units                                32,376                --                --
  With HAV, EBP and GMWB
  Unit Value                                     $10.88                --                --
  Number of Units                                14,308                --                --
---------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                       Year Ended December 31,
---------------------------------------------------------------------------------------------
Sub-account                                     2004              2003             2002
---------------------------------------------------------------------------------------------
ProFund VP -- Short OTC (2002)
  With No Optional Benefits
  Unit Price                                      $5.93             $6.78               $11
  Number of Units                               908,064         1,535,439           433,181
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $5.60             $6.42            $10.43
  Number of Units                               181,352           196,526            15,308
  With GMWB
  Unit Value                                      $5.58                --                --
  Number of Units                                 7,191                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $5.57             $6.40                --
  Number of Units                                65,148            20,167                --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --             $9.49                --
  Number of Units                                    --             7,708                --
  With HAV, EBP and GRO Plus
  Unit Price                                      $5.54             $6.38                --
  Number of Units                                16,306            16,907                --
  With HAV, EBP and GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
---------------------------------------------------------------------------------------------
ProFund VP -- UltraOTC (1999)
  With No Optional Benefits
  Unit Price                                      $7.89             $7.03             $3.53
  Number of Units                             6,592,447         3,410,589         1,003,123
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $19.36            $17.30              $8.7
  Number of Units                                22,282             5,905               233
  With GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --                --                --
  Number of Units                                    --                --                --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                         --                --                --
  Number of Units                                    --                --                --
  With HAV, EBP and GMWB
  Unit Value                                         --                --                --
  Number of Units                                    --                --                --
---------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                     2004              2003            2002
------------------------------------------------------------------------------------------
ProFund VP -- Mid-Cap Value (2002)
  With No Optional Benefits
  Unit Price                                     $11.67            $10.23           $7.66
  Number of Units                             2,632,869         1,455,513         438,387
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.24            $13.40          $10.06
  Number of Units                               626,618           462,172           4,777
  With GMWB
  Unit Value                                     $15.21            $13.39              --
  Number of Units                               110,312             4,164              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.16            $13.36          $10.06
  Number of Units                               304,648            99,189           4,799
  With any one of EBP or HAV and GMWB
  Unit Value                                     $12.20            $10.77              --
  Number of Units                                39,454             3,516              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $15.08            $13.33              --
  Number of Units                                12,473               916              --
  With HAV, EBP and GMWB
  Unit Value                                     $12.17                --              --
  Number of Units                                 3,507                --              --
------------------------------------------------------------------------------------------
ProFund VP -- Mid-Cap Growth (2002)
  With No Optional Benefits
  Unit Price                                     $10.58             $9.69            $7.7
  Number of Units                             2,220,901         1,009,867         439,054
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $13.42            $12.32           $9.82
  Number of Units                               579,666           295,528           1,587
  With GMWB
  Unit Value                                     $13.39            $12.31              --
  Number of Units                                53,472             2,028              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $13.35            $12.28           $9.81
  Number of Units                               163,302            47,141           1,583
  With any one of EBP or HAV and GMWB
  Unit Value                                     $11.12            $10.24              --
  Number of Units                                21,341             3,933              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $13.28            $12.25              --
  Number of Units                                 6,489             1,274              --
  With HAV, EBP and GMWB
  Unit Value                                     $11.09                --              --
  Number of Units                                 9,859                --              --
------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                     2004              2003            2002
------------------------------------------------------------------------------------------
ProFund VP -- UltraMid-Cap (2002)
  With No Optional Benefits
  Unit Price                                     $11.99             $9.55           $5.71
  Number of Units                             3,106,849         1,112,311         477,953
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $20.62            $16.46           $9.86
  Number of Units                               338,303           136,523           1,673
  With GMWB
  Unit Value                                     $20.57            $16.44              --
  Number of Units                               101,493             3,746              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $20.51            $16.41              --
  Number of Units                               150,540            88,028              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $13.86                --              --
  Number of Units                                27,449                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $20.40            $16.37              --
  Number of Units                                 2,161               557              --
  With HAV, EBP and GMWB
  Unit Value                                     $13.81                --              --
  Number of Units                                14,660                --              --
------------------------------------------------------------------------------------------
ProFund VP -- Small-Cap Value (2002)
  With No Optional Benefits
  Unit Price                                     $11.10             $9.39           $7.09
  Number of Units                             4,088,760         5,144,632         994,778
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.80            $13.41          $10.15
  Number of Units                             2,597,154         1,218,990          19,019
  With GMWB
  Unit Value                                     $15.76            $13.39              --
  Number of Units                               163,443            24,769              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.71            $13.37              --
  Number of Units                               596,413           207,523              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $12.53            $10.67              --
  Number of Units                                31,732             4,223              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $15.63            $13.33              --
  Number of Units                                29,856            28,687              --
  With HAV, EBP and GMWB
  Unit Value                                     $12.49                --              --
  Number of Units                                 6,158                --              --
------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                      Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                     2004              2003            2002
------------------------------------------------------------------------------------------
ProFund VP -- Small-Cap Growth (2002)
  With No Optional Benefits
  Unit Price                                     $11.98            $10.16           $7.69
  Number of Units                             4,677,820         3,868,951         772,260
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $15.34            $13.05           $9.91
  Number of Units                             1,611,060         1,289,398          10,572
  With GMWB
  Unit Value                                     $15.31            $13.04              --
  Number of Units                               170,800            21,997              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $15.26            $13.01              --
  Number of Units                               285,725           210,595              --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $12.23            $10.44              --
  Number of Units                                42,134             2,529              --
  With HAV, EBP and GRO Plus
  Unit Price                                     $15.17            $12.98              --
  Number of Units                                 9,388            30,164              --
  With HAV, EBP and GMWB
  Unit Value                                     $12.19                --              --
  Number of Units                                13,290                --              --
------------------------------------------------------------------------------------------
ProFund VP -- UltraSmall-Cap (1999)
  With No Optional Benefits
  Unit Price                                     $15.52            $12.04           $6.14
  Number of Units                             5,098,565         1,702,558         212,085
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $24.98            $19.43              --
  Number of Units                                32,780            13,082              --
  With GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --                --              --
  Number of Units                                    --                --              --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
  With HAV, EBP and GRO Plus
  Unit Price                                         --                --              --
  Number of Units                                    --                --              --
  With HAV, EBP and GMWB
  Unit Value                                         --                --              --
  Number of Units                                    --                --              --
------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                               Year Ended December 31,
------------------------------------------------------------------------------------------------------
Sub-account                                            2004              2003              2002
------------------------------------------------------------------------------------------------------
ProFund VP -- U.S. Government Plus (2002)
  With No Optional Benefits
  Unit Price                                            $11.79            $11.08            $11.56
  Number of Units                                    1,051,158           731,470         2,486,854
  With any one of GRO Plus, EBP or HAV
  Unit Price                                            $10.34             $9.75            $10.19
  Number of Units                                      372,142           291,892            22,148
  With GMWB
  Unit Value                                            $10.32             $9.73                --
  Number of Units                                      120,311            14,956                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                            $10.29             $9.72            $10.19
  Number of Units                                      111,072            32,854               609
  With any one of EBP or HAV and GMWB
  Unit Value                                            $10.80                --                --
  Number of Units                                        4,588                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                            $10.23                --                --
  Number of Units                                       13,114                --                --
  With HAV, EBP and GMWB
  Unit Value                                                --                --                --
  Number of Units                                           --                --                --
------------------------------------------------------------------------------------------------------
ProFund VP -- Rising Rates Opportunity (2002)
  With No Optional Benefits
  Unit Price                                             $6.63             $7.56             $8.02
  Number of Units                                    5,314,528         1,817,924           165,792
  With any one of GRO Plus, EBP or HAV
  Unit Price                                             $7.97             $9.12             $9.69
  Number of Units                                    2,060,525           445,486             9,028
  With GMWB
  Unit Value                                             $7.95             $9.11                --
  Number of Units                                      333,355             4,991                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             $7.93             $9.09                --
  Number of Units                                      588,490            82,598                --
  With any one of EBP or HAV and GMWB
  Unit Value                                             $8.31                --                --
  Number of Units                                      219,942                --                --
  With HAV, EBP and GRO Plus
  Unit Price                                             $7.89             $9.07                --
  Number of Units                                       52,002            10,876                --
  With HAV, EBP and GMWB
  Unit Value                                             $8.28                --                --
  Number of Units                                       14,108                --                --
------------------------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                 Year Ended December 31,
--------------------------------------------------------------------------------
Sub-account                                    2004         2003         2002
--------------------------------------------------------------------------------
ProFund VP -- Large-Cap Growth
  With No Optional Benefits
  Unit Price                                   $10.37        --           --
  Number of Units                              72,725        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $10.37        --           --
  Number of Units                              18,860        --           --
  With GMWB
  Unit Value                                   $10.37        --           --
  Number of Units                               2,860        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $10.37        --           --
  Number of Units                               6,286        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $10.37        --           --
  Number of Units                                 554        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                   $10.37        --           --
  Number of Units                                  84        --           --
  With HAV, EBP and GMWB
  Unit Value                                       --        --           --
  Number of Units                                  --        --           --
--------------------------------------------------------------------------------
ProFund VP -- Large-Cap Value
  With No Optional Benefits
  Unit Price                                   $10.37        --           --
  Number of Units                             159,605        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $10.36        --           --
  Number of Units                              36,170        --           --
  With GMWB
  Unit Value                                   $10.36        --           --
  Number of Units                               3,802        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $10.36        --           --
  Number of Units                               1,123        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $10.36        --           --
  Number of Units                                 554        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                   $10.36        --           --
  Number of Units                                  84        --           --
  With HAV, EBP and GMWB
  Unit Value                                       --        --           --
  Number of Units                                  --        --           --
--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                 Year Ended December 31,
---------------------------------------------------------------------------------
Sub-account                                   2004         2003          2002
---------------------------------------------------------------------------------
ProFund VP -- Short Mid-Cap
  With No Optional Benefits
  Unit Price                                    $9.70       --            --
  Number of Units                              39,360       --            --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --       --            --
  Number of Units                                  --       --            --
  With GMWB
  Unit Value                                       --       --            --
  Number of Units                                  --       --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --       --            --
  Number of Units                                  --       --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --       --            --
  Number of Units                                  --       --            --
  With HAV, EBP and GRO Plus
  Unit Price                                       --       --            --
  Number of Units                                  --       --            --
  With HAV, EBP and GMWB
  Unit Value                                       --       --            --
  Number of Units                                  --       --            --
---------------------------------------------------------------------------------
ProFund VP -- Short Small-Cap
  With No Optional Benefits
  Unit Price                                    $9.54       --            --
  Number of Units                             136,809       --            --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                       --       --            --
  Number of Units                                  --       --            --
  With GMWB
  Unit Value                                       --       --            --
  Number of Units                                  --       --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                       --       --            --
  Number of Units                                  --       --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                       --       --            --
  Number of Units                                  --       --            --
  With HAV, EBP and GRO Plus
  Unit Price                                       --       --            --
  Number of Units                                  --       --            --
  With HAV, EBP and GMWB
  Unit Value                                       --       --            --
  Number of Units                                  --       --            --
---------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                         Year Ended December 31,
------------------------------------------------------------------------------------------
Sub-account                                          2004           2003           2002
------------------------------------------------------------------------------------------
First Trust[RegTM] 10 Uncommon Values (2000)
  With No Optional Benefits
  Unit Price                                         $10.03          $9.16           $6.8
  Number of Units                                    91,924         66,435         19,826
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $14.39         $13.17             --
  Number of Units                                        28            467             --
  With GMWB
  Unit Value                                             --             --             --
  Number of Units                                        --             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                             --             --             --
  Number of Units                                        --             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                             --             --             --
  Number of Units                                        --             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                             --             --             --
  Number of Units                                        --             --             --
  With HAV, EBP and GMWB
  Unit Value                                             --             --             --
  Number of Units                                        --             --             --
------------------------------------------------------------------------------------------
First Trust Global Target 15(17)
  With No Optional Benefits
  Unit Price                                         $11.85             --             --
  Number of Units                                   311,233             --             --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                         $11.83             --             --
  Number of Units                                   303,452             --             --
  With GMWB
  Unit Value                                         $11.82             --             --
  Number of Units                                   108,014             --             --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         $11.81             --             --
  Number of Units                                    65,909             --             --
  With any one of EBP or HAV and GMWB
  Unit Value                                         $11.80             --             --
  Number of Units                                     6,777             --             --
  With HAV, EBP and GRO Plus
  Unit Price                                         $11.79             --             --
  Number of Units                                     4,718             --             --
  With HAV, EBP and GMWB
  Unit Value                                         $11.78             --             --
  Number of Units                                     3,816             --             --
------------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                    Year Ended December 31,
-----------------------------------------------------------------------------------
Sub-account                                     2004          2003         2002
-----------------------------------------------------------------------------------
First Trust Target Managed VIP
  With No Optional Benefits
  Unit Price                                     $11.32        --           --
  Number of Units                             1,777,316        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $11.30        --           --
  Number of Units                             1,562,079        --           --
  With GMWB
  Unit Value                                     $11.30        --           --
  Number of Units                             1,057,901        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $11.28        --           --
  Number of Units                               429,320        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                     $11.28        --           --
  Number of Units                                40,194        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                     $11.27        --           --
  Number of Units                               217,324        --           --
  With HAV, EBP and GMWB
  Unit Value                                     $11.26        --           --
  Number of Units                                23,730        --           --
-----------------------------------------------------------------------------------
First Trust NASDAQ Target 15
  With No Optional Benefits
  Unit Price                                     $10.66        --           --
  Number of Units                                82,809        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $10.64        --           --
  Number of Units                                 1,635        --           --
  With GMWB
  Unit Value                                         --        --           --
  Number of Units                                    --        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                         --        --           --
  Number of Units                                    --        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                         --        --           --
  Number of Units                                    --        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                         --        --           --
  Number of Units                                    --        --           --
  With HAV, EBP and GMWB
  Unit Value                                         --        --           --
  Number of Units                                    --        --           --
-----------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

                                                  Year Ended December 31,
--------------------------------------------------------------------------------------
Sub-account                                    2004         2003         2002
--------------------------------------------------------------------------------------
First Trust S&P Target 24
  With No Optional Benefits
  Unit Price                                   $10.75        --           --
  Number of Units                             173,851        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $10.73        --           --
  Number of Units                             152,355        --           --
  With GMWB
  Unit Value                                   $10.72        --           --
  Number of Units                              38,677        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $10.71        --           --
  Number of Units                              72,575        --           --
  With any one of EBP or HAV and GM WB
  Unit Value                                   $10.70        --           --
  Number of Units                              11,933        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                   $10.69        --           --
  Number of Units                               3,409        --           --
  With HAV, EBP and GMWB
  Unit Value                                   $10.68        --           --
  Number of Units                               2,359        --           --
--------------------------------------------------------------------------------------
First Trust The Dow(SM) Dart 10
  With No Optional Benefits
  Unit Price                                   $10.48        --           --
  Number of Units                             155,695        --           --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                   $10.46        --           --
  Number of Units                             160,820        --           --
  With GMWB
  Unit Value                                   $10.46        --           --
  Number of Units                              78,082        --           --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                   $10.45        --           --
  Number of Units                              82,728        --           --
  With any one of EBP or HAV and GMWB
  Unit Value                                   $10.44        --           --
  Number of Units                               3,913        --           --
  With HAV, EBP and GRO Plus
  Unit Price                                   $10.43        --           --
  Number of Units                              10,531        --           --
  With HAV, EBP and GMWB
  Unit Value                                   $10.42        --           --
  Number of Units                                 105        --           --
--------------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

                                                   Year Ended December 31,
------------------------------------------------------------------------------------
Sub-account                                     2004         2003         2002
------------------------------------------------------------------------------------
First Trust Value Line[RegTM] Target 25
  With No Optional Benefits
  Unit Price                                    $12.59        --            --
  Number of Units                              389,792        --            --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $12.57        --            --
  Number of Units                                4,909        --            --
  With GMWB
  Unit Value                                        --        --            --
  Number of Units                                   --        --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                        --        --            --
  Number of Units                                   --        --            --
  With any one of EBP or HAV and GMW  B
  Unit Value                                        --        --            --
  Number of Units                                   --        --            --
  With HAV, EBP and GRO Plus
  Unit Price                                        --        --            --
  Number of Units                                   --        --            --
  With HAV, EBP and GMWB
  Unit Value                                        --        --            --
  Number of Units                                   --        --            --
------------------------------------------------------------------------------------
SP William Blair International Growth
  With No Optional Benefits
  Unit Price                                    $10.53        --            --
  Number of Units                              269,671        --            --
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $10.53        --            --
  Number of Units                              172,859        --            --
  With GMWB
  Unit Value                                    $10.53        --            --
  Number of Units                               73,031        --            --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $10.52        --            --
  Number of Units                               23,863        --            --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $10.52        --            --
  Number of Units                                6,604        --            --
  With HAV, EBP and GRO Plus
  Unit Price                                    $10.52        --            --
  Number of Units                                4,127        --            --
  With HAV, EBP and GMWB
  Unit Value                                    $10.52        --            --
  Number of Units                                  806        --            --
------------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

1: Effective May 2, 2005 the name of the Wells Fargo Variable Trust International Equity Portfolio has changed to Wells Fargo Variable Trust Advantage International Core Portfolio.

2: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Small-Cap Growth Portfolio has changed to Wells Fargo Variable Trust Advantage Small-Cap Growth Portfolio.

3: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Growth Portfolio has changed to Wells Fargo Variable Trust Advantage Large Company Core Portfolio.

4: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Large Company Growth Portfolio has changed to Wells Fargo Variable Trust Advantage Large Company Growth Portfolio.

5: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Value Portfolio has changed to Wells Fargo Variable Trust Advantage C&B Large-Cap Value Portfolio.

6: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Equity Income Portfolio has changed to Wells Fargo Variable Trust Advantage Equity Income Portfolio.

7: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Asset Allocation Portfolio has changed to Wells Fargo Variable Trust Advantage Asset Allocation Portfolio.

8: Effective May 2, 2005 the name of the Wells Fargo Variable Trust Total Return Bond Portfolio has changed to Wells Fargo Variable Trust Advantage Total Return Bond Portfolio.

9: Effective May 2, 2005 the name of the AST State Street Research Small-Cap Growth Portfolio has changed to AST Small-Cap Growth Portfolio.

10: Effective May 2, 2005 the name of the AST Alliance Growth Portfolio has changed to AST AllianceBernstein Large-Cap Growth Portfolio.

11: Effective May 2, 2005 the name of the AST Alliance/Bernstein Growth + Value Portfolio has changed to AST AllianceBernstein Growth + Value Portfolio.

12: Effective May 2, 2005 the name of the AST Sanford Bernstein Core Value Portfolio has changed to AST AllianceBernstein Core Value Portfolio.

13: Effective May 2, 2005 the name of the AST Sanford Bernstein Managed Index 500 Portfolio has changed to AST AllianceBernstein Managed Index 500 Portfolio.

14: Effective May 2, 2005 the name of the AST Alliance Growth and Income Portfolio has changed to AST AllianceBernstein Growth & Income Portfolio.

15: Effective May 2, 2005 the name of the AST DeAM Global Allocation Portfolio has changed to AST Global Allocation Portfolio.

16: Effective April 15, 2005 the name of the Evergreen VA -- Special Equity Portfolio has changed to Evergreen VA Growth Portfolio.

17: Effective May 2, 2005 the name of the First Trust Global Target 15 Portfolio has changed to First Trust Global Dividend Target 15 Portfolio.

                       This page intentionally left blank

                                                                      APPENDIX B
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

                    Account Value of variable
                investment options plus Interim                   Purchase Payments -
Growth =           Value of Fixed Allocations       minus       proportional withdrawals
                        (no MVA applies)


Example with market increase
Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

Growth =    $75,000 - [$50,000 - $0]
       =    $25,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit
= 40% of Growth
       =    $25,000 x 0.40
       =    $10,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection
Optional Death Benefit
       =    $85,000

Examples with market decline
Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

Growth =    $45,000 - [$50,000 - $0]
       =    $-5,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit =
40% of Growth
       NO BENEFIT IS PAYABLE
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection
Optional Death Benefit
        =   $ 50,000

APPENDIX B
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

Growth =    $90,000 - [$50,000 - ($50,000 x $15,000/$75,000)]
       =    $90,000 - [$50,000 - $10,000]
       =    $90,000 - $40,000
       =    $50,000
Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit =
40% of Growth
       =    $50,000 x 0.40
       =    $20,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection
Optional Death Benefit
       =    $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value    =    $90,000 - [$90,000 x $15,000/$75,000]
                             =    $90,000 - $18,000
                             =    $72,000
Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                             =    max [$80,000, $40,000]
                             =    $80,000

The Death Benefit therefore is $80,000.

                                                                      APPENDIX B
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                             =    $80,000 + $15,000 - $6,786
                             =    $88,214
Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                             =    max [$75,000, $60,357]
                             =    $75,000

The Death Benefit therefore is $88,214.

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

APPENDIX B
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued

Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) x $1,650/($45,000 -$3,350)]} x 1.05
                             =    ($63,655 - $2,522) x 1.05
                             =    $64,190
Highest Anniversary Value    =    $70,000 - [$70,000 x $5,000/$45,000]
                             =    $70,000 - $7,778
                             =    $62,222
Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 x $5,000/$45,000)]
                             =    max [$43,000, $44,444]
                             =    $44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) x $5,000/$70,000]
                             =    $81,445 + $15,000 - $6,889
                             =    $89,556
Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) x $5,000/$70,000]
                             =    $85,000 + $15,000 - $7,143
                             =    $92,857
Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) x
                                  $5,000/$70,000}]
                             =    max [$75,000, $60,357]
                             =    $75,000

The Death Benefit therefore is $92,857.

Examples of Highest Daily Value Death Benefit Calculation
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

                                                                      APPENDIX B
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value      =    $90,000 - [$90,000 x $15,000/$75,000]
                         =    $90,000 - $18,000
                         =    $72,000
Basic Death Benefit      =    max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                         =    max [$80,000, $40,000]
                         =    $80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                       =    $80,000 + $15,000 - $6,786
                       =    $88,214
Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                       =    max [$75,000, $60,357]
                       =    $75,000

The Death Benefit therefore is $88,214.

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                                                                      APPENDIX C
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix C -- Additional Information on Asset Allocation Programs

Program Rules
-------------
o You can elect an asset allocator program where the Sub-accounts for each asset class in each model portfolio are designated based on an evaluation of available Sub-accounts. If you elect the Lifetime Five Benefit ("LT5") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works
o Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

o Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

o Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

o Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a suggested change in a Sub-account or percentage allocated to a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the suggested change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

o Owner Changes in Choice of Model Portfolio: You may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required.

Termination or Modification of the Asset Allocation Program:
o You may request to terminate your asset allocation program at any time. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:
o You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, American Skandia will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

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                                                                      APPENDIX D
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You

American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity.

The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
     o Your age;
     o The amount of your investment and any planned future deposits into the annuity;
     o How long you intend to hold the annuity (also referred to as investment time horizon);
     o Your desire to make withdrawals from the annuity;
     o Your investment return objectives;
     o The effect of optional benefits that may be elected, and
     o Your desire to minimize costs and/or maximize return associated with the annuity.

The following chart outlines some of the different features for each American Skandia Annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

Your registered representative can provide you with prospectuses of one or more of these variable annuities noted in this document and can guide you to Selecting the Variable Annuity That's Right for You.

American Skandia Annuity Product Comparison
-------------------------------------------

Below is a summary of American Skandia's annuity products. ASL II refers to American Skandia Lifevest[RegTM] II, APEX II refers to American Skandia APEX(SM) II, Stagecoach APEX II refers to American Skandia Stagecoach[RegTM] APEX(SM) II, ASAP III refers to American Skandia Advisor Plan(SM) III, Stagecoach ASAP III refers to American Skandia Stagecoach[RegTM] ASAP(SM) III, Xtra Credit SIX refers to American Skandia Xtra Credit(SM) SIX and Stagecoach[RegTM] Xtra Credit(SM) SIX refers to American Skandia Stagecoach[RegTM] Xtra Credit(SM) SIX. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your Investment Professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX D
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You  continued

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            XTra Credit
                                                       APEXII/Stagecoach        ASAP III/Stagecoach        SIX/Stagecoach
                                   ASL II                   APEX II                  ASAP III             XTra Credit Six
------------------------------------------------------------------------------------------------------------------------------------
 Minimum Investment       $15,000                  $10,000                   $10,000                  $10,000
 Maximum Issue Age        No Maximum Age           85                        80                       75
 Withdrawal Charge        None                     4 Years                   8 Years                  10 Years
 Schedule                                          (8.5%, 8%, 7%, 6%)        (7.5%, 7%, 6.5%, 6%,     (9%, 9%, 8.5% ,8%,
                                                                             5%, 4%, 3%, 2%)          7%, 6%, 5%, 4%,
                                                                                                      3%, 2%)
------------------------------------------------------------------------------------------------------------------------------------
 Insurance and              1.65%                    1.65%                   1.25% years 1-8;         1.65% years 1-10;
 Distribution Charge                                                         0.65% years 9+           0.65% years 11+
------------------------------------------------------------------------------------------------------------------------------------
 Contract Charges         Lesser of $35 or         Lesser of $35 or          Lesser of $35 or         Lesser of $35 or
                          2% of Account            2% of Account             2% of Account            2% of Account
                           Value*                  Value*                    Value*                   Value*
------------------------------------------------------------------------------------------------------------------------------------
 Contract Credit          No                       Yes. Effective for        No                       Yes based on year
                                                   Contracts issued on                                purchase payment
                                                   or after June 20,                                  received for first 6
                                                   2005. Generally, we                                years of contract
                                                   apply a Loyalty Credit                             (6%, 5%, 4%, 3%,
                                                   to your Annuity's                                  2%, 1%)
                                                   Account Value at the
                                                   end of your fifth
                                                   contract year (i.e., on
                                                   your fifth Contract
                                                   Anniversary). The
                                                   Loyalty Credit is
                                                   equal to 2.25% of
                                                   total Purchase
                                                   Payments made
                                                   during the first four
                                                   contract years less
                                                   the cumulative
                                                   amount of withdrawals
                                                   made (including the
                                                   deduction of any
                                                   CDSC amounts) through
                                                   the fifth Contract
                                                   Anniversary
------------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate Account       Fixed Rates Available    Fixed Rates Available     Fixed Rates Available    Fixed Rates
 (early withdrawals are   (As of May 1, 2005       (As of May 1, 2005        (As of May 1, 2005       Available (As of
 subject to a Market      currently offering       currently offering        currently offering       May 1, 2005
 Value Adjustment)        durations of:            durations of:             durations of:            currently offering
                          1,2,3,5,7,10 years)      1,2,3,5,7,10 years)       1,2,3,5,7,10 years)      durations of:
                                                                                                      1,2,3,5,7,10 years)
------------------------------------------------------------------------------------------------------------------------------------
 Variable Investment      All options available    All options available     All options available    All options available
 Options(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX D
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             XTra Credit
                                                      APEXII/Stagecoach        ASAP III/Stagecoach         SIX/Stagecoach
                                   ASL II                  APEX II                   ASAP III              XTra Credit Six
------------------------------------------------------------------------------------------------------------------------------------
 Standard Death            Prior to age 85: The   The greater of:           The greater of:           The greater of:
 Benefit                   greater of: purchase   purchase payments         purchase payments         purchase payments
                           payments less          less proportional         less proportional         less proportional
                           proportional           withdrawals or            withdrawals or            withdrawals or
                           withdrawals or         account value (no         account value (no         account value (no
                           account value (no      MVA Applied).             MVA Applied).             MVA Applied) less
                           MVA Applied).                                                              an amount equal to
                           On or after age 85:                                                        the credits applied
                           account value                                                              within the 12
                                                                                                      months prior to date
                                                                                                      of death.
------------------------------------------------------------------------------------------------------------------------------------
 Optional Death            Enhanced Beneficiary   EBP II,                   EBP II,                   EBP II,
 Benefits (for an          Protection (EBPII)     HDV,                      HDV,                      HDV,
 additional cost)(2)       Highest Daily Value    HAV,                      HAV,                      HAV,
                           (HDV)                  Combo 5% Roll-up/         Combo 5% Roll-up/         Combo 5% Roll-up/
                           Highest Account        HAV                       HAV                       HAV
                           Value (HAV)
                           Combo 5% Roll-up/
                           HAV
------------------------------------------------------------------------------------------------------------------------------------
 Living Benefits (for an   GRO/ GRO Plus,         GRO/ GRO Plus,            GRO/ GRO Plus,            GRO/ GRO Plus,
 additional cost)(3)       Guaranteed             GMWB,                     GMWB,                     GMWB,
                           Minimum Withdrawal     GMIB,                     GMIB,                     GMIB,
                           Benefit (GMWB),        Lifetime Five             Lifetime Five             Lifetime Five
                           Guaranteed
                           Minimum Income
                           Benefit (GMIB),
                           Lifetime Five
------------------------------------------------------------------------------------------------------------------------------------
 Annuity Rewards(4)        Not Available          Available after initial   Available after initial   Available after initial
                                                  withdrawal period         withdrawal period         withdrawal period
------------------------------------------------------------------------------------------------------------------------------------

Hypothetical Illustration
-------------------------

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% respectively.

  o No subsequent deposits or withdrawals are made from the contract.
  o The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows5:
    o 1.55% based on the fees and expenses of the underlying portfolios as of December 31, 2004.1 The arithmetic average of all fund expenses are computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
       o The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
  o The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, Stagecoach XTra Credit SIX, APEX II, and Stagecoach APEX II, the Annuity Value and Surrender Value also reflect the addition of any applicable bonus credits.

APPENDIX D
--------------------------------------------------------------------------------
AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You  continued

The Annuity Value displays the current account value assuming no surrender while the Surrender Value assumes a 100% surrender on the day after the contract anniversary, therefore, reflecting the decrease in surrender charge where applicable. The values that you actually experience under an Annuity will be different what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the contract year. Multiple shaded cells represent a tie between two or more annuities.

0% Gross Rate of Return

---------------------------------------------------------------------------------------------------------------
                                                                                            XTra Credit
                                   APEX II/Stagecoach        ASAP III/Stagecoach           SIX/Stagecoach
               ASL II                    APEX II                  ASAP III                XTra Credit SIX
        Annuity     Surrender     Annuity     Surrender     Annuity     Surrender      Annuity       Surrender
Yr       Value        Value        Value        Value        Value        Value         Value          Value
---------------------------------------------------------------------------------------------------------------
1       $96,791     $96,791       $96,791     $88,791       $97,184     $90,184       $102,600      $93,600
---------------------------------------------------------------------------------------------------------------
2       $93,683     $93,683       $93,683     $86,683       $94,447     $87,947       $ 99,308      $90,808
---------------------------------------------------------------------------------------------------------------
3       $90,674     $90,674       $90,674     $84,674       $91,786     $85,786       $ 96,121      $88,121
---------------------------------------------------------------------------------------------------------------
4       $87,761     $87,761       $87,761     $87,761       $89,199     $84,199       $ 93,034      $86,034
---------------------------------------------------------------------------------------------------------------
5       $84,940     $84,940       $84,940     $84,940       $86,683     $82,683       $ 90,046      $84,046
---------------------------------------------------------------------------------------------------------------
6       $82,208     $82,208       $84,387     $84,387       $84,238     $81,238       $ 87,153      $82,153
---------------------------------------------------------------------------------------------------------------
7       $79,564     $79,564       $81,673     $81,673       $81,861     $79,861       $ 84,351      $80,351
---------------------------------------------------------------------------------------------------------------
8       $77,003     $77,003       $79,046     $79,046       $79,549     $79,549       $ 81,638      $78,638
---------------------------------------------------------------------------------------------------------------
9       $74,524     $74,524       $76,501     $76,501       $77,772     $77,772       $ 79,012      $77,012
---------------------------------------------------------------------------------------------------------------
10      $72,123     $72,123       $74,038     $74,038       $76,034     $76,034       $ 76,469      $76,469
---------------------------------------------------------------------------------------------------------------
11      $69,799     $69,799       $71,653     $71,653       $74,334     $74,334       $ 74,759      $74,759
---------------------------------------------------------------------------------------------------------------
12      $67,548     $67,548       $69,343     $69,343       $72,671     $72,671       $ 73,087      $73,087
---------------------------------------------------------------------------------------------------------------
13      $65,369     $65,369       $67,107     $67,107       $71,045     $71,045       $ 71,451      $71,451
---------------------------------------------------------------------------------------------------------------
14      $63,259     $63,259       $64,942     $64,942       $69,454     $69,454       $ 69,852      $69,852
---------------------------------------------------------------------------------------------------------------
15      $61,215     $61,215       $62,845     $62,845       $67,898     $67,898       $ 68,287      $68,287
---------------------------------------------------------------------------------------------------------------
16      $59,237     $59,237       $60,815     $60,815       $66,376     $66,376       $ 66,756      $66,756
---------------------------------------------------------------------------------------------------------------
17      $57,322     $57,322       $58,850     $58,850       $64,887     $64,887       $ 65,260      $65,260
---------------------------------------------------------------------------------------------------------------
18      $55,467     $55,467       $56,946     $56,946       $63,431     $63,431       $ 63,795      $63,795
---------------------------------------------------------------------------------------------------------------
19      $53,671     $53,671       $55,104     $55,104       $62,007     $62,007       $ 62,363      $62,363
---------------------------------------------------------------------------------------------------------------
20      $51,933     $51,933       $53,319     $53,319       $60,614     $60,614       $ 60,963      $60,963
---------------------------------------------------------------------------------------------------------------
21      $50,249     $50,249       $51,592     $51,592       $59,252     $59,252       $ 59,593      $59,593
---------------------------------------------------------------------------------------------------------------
22      $48,619     $48,619       $49,919     $49,919       $57,919     $57,919       $ 58,253      $58,253
---------------------------------------------------------------------------------------------------------------
23      $47,041     $47,041       $48,299     $48,299       $56,616     $56,616       $ 56,942      $56,942
---------------------------------------------------------------------------------------------------------------
24      $45,512     $45,512       $46,731     $46,731       $55,341     $55,341       $ 55,660      $55,660
---------------------------------------------------------------------------------------------------------------
25      $44,033     $44,033       $45,213     $45,213       $54,094     $54,094       $ 54,406      $54,406
---------------------------------------------------------------------------------------------------------------

Assumptions:
1. $100,000 initial investment
2. Fund Expenses = 1.55%
3. No optional death benefits or living benefits elected

                                                                      APPENDIX D
--------------------------------------------------------------------------------
                                  AMERICAN SKANDIA STAGECOACH APEX II PROSPECTUS

6% Gross Rate of Return

------------------------------------------------------------------------------------------------------------------------
                                                                                                  XTra Credit
                                      APEX II/Stagecoach          ASAP III/Stagecoach            SIX/Stagecoach
                ASL II                      APEX II                    ASAP III                 XTra Credit SIX
------------------------------------------------------------------------------------------------------------------------
         Annuity      Surrender      Annuity      Surrender      Annuity      Surrender      Annuity       Surrender
 Yr       Value         Value         Value         Value         Value         Value         Value          Value
------------------------------------------------------------------------------------------------------------------------
1       $102,635       $102,635      $102,635      $ 94,635      $103,053      $ 96,053     $108,758       $ 99,758
------------------------------------------------------------------------------------------------------------------------
2       $105,340       $105,340      $105,340      $ 98,340      $106,198      $ 99,698     $111,589       $103,089
------------------------------------------------------------------------------------------------------------------------
3       $108,115       $108,115      $108,115      $102,115      $109,440      $103,440     $114,495       $106,495
------------------------------------------------------------------------------------------------------------------------
4       $110,964       $110,964      $110,964      $110,964      $112,781      $107,781     $117,477       $110,477
------------------------------------------------------------------------------------------------------------------------
5       $113,888       $113,888      $113,888      $113,888      $116,223      $112,223     $120,537       $114,537
------------------------------------------------------------------------------------------------------------------------
6       $116,890       $116,890      $119,199      $119,199      $119,771      $116,771     $123,679       $118,679
------------------------------------------------------------------------------------------------------------------------
7       $119,970       $119,970      $122,340      $122,340      $123,427      $121,427     $126,903       $122,903
------------------------------------------------------------------------------------------------------------------------
8       $123,131       $123,131      $125,564      $125,564      $127,195      $127,195     $130,212       $127,212
------------------------------------------------------------------------------------------------------------------------
9       $126,376       $126,376      $128,872      $128,872      $131,874      $131,874     $133,608       $131,608
------------------------------------------------------------------------------------------------------------------------
10      $129,706       $129,706      $132,268      $132,268      $136,725      $136,725     $137,094       $137,094
------------------------------------------------------------------------------------------------------------------------
11      $133,124       $133,124      $135,754      $135,754      $141,755      $141,755     $142,102       $142,102
------------------------------------------------------------------------------------------------------------------------
12      $136,632       $136,632      $139,331      $139,331      $146,970      $146,970     $147,294       $147,294
------------------------------------------------------------------------------------------------------------------------
13      $140,232       $140,232      $143,003      $143,003      $152,376      $152,376     $152,678       $152,678
------------------------------------------------------------------------------------------------------------------------
14      $143,927       $143,927      $146,771      $146,771      $157,982      $157,982     $158,259       $158,259
------------------------------------------------------------------------------------------------------------------------
15      $147,720       $147,720      $150,638      $150,638      $163,793      $163,793     $164,046       $164,046
------------------------------------------------------------------------------------------------------------------------
16      $151,613       $151,613      $154,608      $154,608      $169,819      $169,819     $170,046       $170,046
------------------------------------------------------------------------------------------------------------------------
17      $155,608       $155,608      $158,682      $158,682      $176,066      $176,066     $176,266       $176,266
------------------------------------------------------------------------------------------------------------------------
18      $159,708       $159,708      $162,863      $162,863      $182,543      $182,543     $182,716       $182,716
------------------------------------------------------------------------------------------------------------------------
19      $163,917       $163,917      $167,155      $167,155      $189,258      $189,258     $189,402       $189,402
------------------------------------------------------------------------------------------------------------------------
20      $168,236       $168,236      $171,560      $171,560      $196,220      $196,220     $196,335       $196,335
------------------------------------------------------------------------------------------------------------------------
21      $172,669       $172,669      $176,081      $176,081      $203,438      $203,438     $203,522       $203,522
------------------------------------------------------------------------------------------------------------------------
22      $177,219       $177,219      $180,720      $180,720      $210,922      $210,922     $210,974       $210,974
------------------------------------------------------------------------------------------------------------------------
23      $181,889       $181,889      $185,483      $185,483      $218,681      $218,681     $218,700       $218,700
------------------------------------------------------------------------------------------------------------------------
24      $186,682       $186,682      $190,370      $190,370      $226,726      $226,726     $226,710       $226,710
------------------------------------------------------------------------------------------------------------------------
25      $191,601       $191,601      $195,387      $195,387      $235,066      $235,066     $235,015       $235,015
------------------------------------------------------------------------------------------------------------------------

Assumptions:
1. $100,000 initial investment
2. Fund Expenses = 1.55%
3. No optional death benefits or living benefits elected

*  Contract charges are waived for account values greater than $100,000.

1) If you are purchasing your Annuity through an Investment Professional that is associated with Wells Fargo, your variable investment option choices are different than those that are offered through other broker-dealers. In addition, due to the differences in the variable investment option choices, the expenses for the underlying portfolios that are available under the "Stagecoach" products are slightly lower and if those expenses were reflected, the values illustrated would be slightly higher.

2) For more information on these benefits, refer to the "Death Benefit" section in the Prospectus.

3) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.

4) The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

5) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: ASLII -1.55% and 4.36%; APEX II and Stagecoach APEX II -3.17% and 2.64%; ASAP III and Stagecoach ASAP III -2.78% and 3.05% in years 1-8 and -2.19% and 3.68% in years 9+, XTra Credit SIX and Stagecoach XTra Credit SIX -3.17% and 2.64% in years 1-10 and -2.19% and 3.68% in years 11+.

                       This page intentionally left blank

--------------------------------------------------------------------------------

 PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN
 SKANDIA ANNUITY DESCRIBED IN PROSPECTUS WFVAPEXII-PROS (06/2005).

                    --------------------------------------
                               (print your name)

                    --------------------------------------
                                   (address)

                    --------------------------------------
                             (city/state/zip code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Variable Annuity Issued by:                            Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                  AMERICAN SKANDIA
ASSURANCE CORPORATION                                           MARKETING, INCORPORATED
A Prudential Financial Company                           A Prudential Financial Company
One Corporate Drive                                                 One Corporate Drive
Shelton, Connecticut 06484                                   Shelton, Connecticut 06484
Telephone: 1-800-680-8920                                       Telephone: 203-926-1888
http://www.americanskandia.prudential.com     http://www.americanskandia.prudential.com

                              MAILING ADDRESSES:

                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                         Attention: Stagecoach Annuity
                                 P.O. Box 7960
                            Philadelphia, PA 19176

                                 EXPRESS MAIL:
                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                         Attention: Stagecoach Annuity
                                2101 Welsh Road
                               Dresher, PA 19025

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                  A Prudential Financial Company
                                 One Corporate Drive, Shelton, Connecticut 06484
                                 -----------------------------------------------

OPTIMUM FOUR(SM)
Flexible Premium Deferred Annuity

--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005 as revised on June 20, 2005

This Prospectus describes Optimum Four(SM), a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") exclusively through Linsco/Private Ledger, Corp. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. The Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Investment Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

--------------------------------------------------------------------------------
 American Skandia offers several different annuities which your Investment Professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's account value. The fees and charges you pay and compensation paid to your Investment Professional may also be different between each annuity. For more information, please refer to the Appendix entitled "Selecting the Variable Annuity That's Right for You."
--------------------------------------------------------------------------------

The Variable Investment Options
--------------------------------------------------------------------------------
The variable investment options, each a Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust and Evergreen Variable Annuity Trust.

Please Read This Prospectus
--------------------------------------------------------------------------------
Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

Available Information
--------------------------------------------------------------------------------
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 79. This Prospectus is part of the registration statement we filed with the SEC regarding this offering.
Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

For Further Information call:

[GRAPHIC]   1-800-752-6342
--------------------------------------------------------------------------------

These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market sub-account. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Optimum Four(SM) is a service mark of Linsco/Private Ledger, Corp.

Prospectus Dated: May 2, 2005 as revised on June 20, 2005
                          Statement of Additional Information Dated: May 2, 2005
APEX2LPLPROS605                                                            LPL04

PLEASE SEE OUR PRIVACY POLICY AND IRA DISCLOSURE STATEMENT ATTACHED TO THE BACK
                           COVER OF THIS PROSPECTUS.

Contents
 ------------------------------------------------------------------------------

Introduction .............................................................................   1
  Why Would I Choose to Purchase This Annuity? ...........................................   1
  What Are Some of the Key Features of This Annuity? .....................................   1
  How Do I Purchase This Annuity? ........................................................   1
Glossary of Terms ........................................................................   2
Summary of Contract Fees and Charges .....................................................   3
Expense Examples .........................................................................   9
Investment Options .......................................................................  10
  What Are the Investment Objectives and Policies of the Portfolios? .....................  10
  What Are the Fixed Allocations? ........................................................  13
Fees and Charges .........................................................................  14
  What Are the Contract Fees and Charges? ................................................  14
  What Charges Apply Solely to the Variable Investment Options? ..........................  15
  What Fees and Expenses are Incurred by the Portfolios? .................................  16
  What Charges Apply to the Fixed Allocations? ...........................................  16
  What Charges Apply if I Choose an Annuity Payment Option? ..............................  16
  Exceptions/Reductions to Fees and Charges ..............................................  16
Purchasing Your Annuity ..................................................................  17
  What Are Our Requirements for Purchasing the Annuity? ..................................  17
Managing Your Annuity ....................................................................  18
  May I Change the Owner, Annuitant and Beneficiary Designations? ........................  18
  May I Return the Annuity if I Change My Mind? ..........................................  18
  May I Make Additional Purchase Payments? ...............................................  18
  May I Make Scheduled Payments Directly from My Bank Account? ...........................  18
  May I Make Purchase Payments Through a Salary Reduction Program? .......................  19
Managing Your Account Value ..............................................................  20
  How and When Are Purchase Payments Invested? ...........................................  20
  How Do I Receive a Loyalty Credit? .....................................................  20
  How Are Loyalty Credits Applied To My Account Value? ...................................  20
  Are There Restrictions or Charges on Transfers Between Investment Options? .............  20
  Do You Offer Dollar Cost Averaging? ....................................................  22
  Do You Offer Any Automatic Rebalancing Programs? .......................................  22
  Are Any Asset Allocation Programs Available? ...........................................  23
  Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date? ....  23
  May I Give My Investment Professional Permission to Manage My Account Value? ...........  24
  May I Authorize My Third Party Investment Advisor to Manage My Account? ................  24
  How Do the Fixed Allocations Work? .....................................................  25
  How Do You Determine Rates for Fixed Allocations? ......................................  26
  How Does the Market Value Adjustment Work? .............................................  26
  What Happens When My Guarantee Period Matures? .........................................  28
Access To Account Value ..................................................................  29
  What Types of Distributions Are Available to Me? .......................................  29
  Are There Tax Implications for Distributions? ..........................................  29
  Can I Withdraw a Portion of My Annuity? ................................................  29
  How Much Can I Withdraw as a Free Withdrawal? ..........................................  30
  Is There a Charge for a Partial Withdrawal? ............................................  30
  Can I Make Periodic Withdrawals from the Annuity During the Accumulation Period? .......  30
  Do You Offer a Program for Withdrawals Under Section 72(t) of the Internal Revenue Code?  31
  What Are Minimum Distributions and When Would I Need to Make Them? .....................  31
  Can I Surrender My Annuity for Its Value? ..............................................  31
  What is a Medically-Related Surrender and How Do I Qualify? ............................  31
  What Types of Annuity Options Are Available? ...........................................  32


                                                                             (i)

Contents
--------------------------------------------------------------------------------

  How and When Do I Choose the Annuity Payment Option? ..................................    33
  How Are Annuity Payments Calculated? ..................................................    33
Living Benefit Programs .................................................................    35
  Do You Offer Programs Designed to Provide Investment Protection for Owners While They
    are Alive? ..........................................................................    35
  Guaranteed Return Option Plus(SM) (GRO Plus(SM)) ......................................    36
  Guaranteed Return Option (GRO) ........................................................    40
  Guaranteed Minimum Withdrawal Benefit (GMWB) ..........................................    43
  Guaranteed Minimum Income Benefit (GMIB) ..............................................    47
  Lifetime Five Income Benefit (Lifetime Five) ..........................................    51
Death Benefit ...........................................................................    57
  What Triggers the Payment of a Death Benefit? .........................................    57
  Basic Death Benefit ...................................................................    57
  Optional Death Benefits ...............................................................    57
  American Skandia's Annuity Rewards ....................................................    61
  Payment of Death Benefits .............................................................    61
Valuing Your Investment .................................................................    64
  How is My Account Value Determined? ...................................................    64
  What is the Surrender Value of My Annuity? ............................................    64
  How and When Do You Value the Sub-Accounts? ...........................................    64
  How Do You Value Fixed Allocations? ...................................................    64
  When Do You Process and Value Transactions? ...........................................    64
  What Happens to My Units When There is a Change in Daily Asset-Based Charges? .........    65
Tax Considerations ......................................................................    66
General Information .....................................................................    73
  How Will I Receive Statements and Reports? ............................................    73
  Who is American Skandia? ..............................................................    73
  What Are Separate Accounts? ...........................................................    73
  What is the Legal Structure of the Underlying Funds? ..................................    75
  Who Distributes Annuities Offered by American Skandia? ................................    76
  Incorporation of Certain Documents by Reference .......................................    77
  Financial Statements ..................................................................    77
  How to Contact Us .....................................................................    77
  Indemnification .......................................................................    78
  Legal Proceedings .....................................................................    78
  Contents of the Statement of Additional Information ...................................    78
Appendix A -- Condensed Financial Information About Separate Account B ..................    A-1
Appendix B -- Calculation of Optional Death Benefits ....................................    B-1
Appendix C -- Additional Information on Asset Allocation Programs .......................    C-1
Appendix D -- Selecting the Variable Annuity That's Right for You .......................    D-1


(ii)

OPTIMUM FOUR(SM) PROSPECTUS

Introduction
--------------------------------------------------------------------------------

Why Would I Choose to Purchase This Annuity?
--------------------------------------------------------------------
This Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more death benefits that can protect your retirement savings if you die during a period of declining markets. It may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59-1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70-1/2.

When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including death benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your investment professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

What Are Some of the Key Features of This Annuity?
--------------------------------------------------------------------------------
o This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

o This Annuity offers both variable investment options and Fixed Allocations. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

o The Annuity features two distinct periods -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

o During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.

o For annuities issued on or after June 20, 2005 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value after it has been in effect for five full contract years (i.e., on your fifth Contract Anniversary), subject to our rules and State availability.

o This Annuity offers optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

o This Annuity offers a basic Death Benefit. It also offers optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

o You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. After Annuity
   Year 4, you are allowed to make unlimited withdrawals from your Annuity without any charges.

o Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

How Do I Purchase This Annuity?
--------------------------------------------------------------------------------
We sell the Annuity through licensed, registered investment professionals. You must complete an application and submit a minimum initial purchase payment of $10,000. We may allow you to make a lower initial purchase payment provided you establish a bank drafting program under which purchase payments received in the first Annuity Year total at least $10,000. If the Annuity is owned by an individual or individuals, the oldest of those Owners must be age 85 or under, as of the Issue Date of the Annuity. If the Annuity is owned by an entity, the annuitant must be age 85 or under, as of the Issue Date of the Annuity. The availability and level of protection of certain optional benefits may vary based on the age of the Owner, on the Issue Date of the Annuity or the date of the Owner's death.

OPTIMUM FOUR(SM) PROSPECTUS

Glossary of Terms
--------------------------------------------------------------------------------

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

ACCOUNT VALUE

The value of each allocation to a Sub-account (also referred to as "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on a contract anniversary, any fee that is deducted from the contract annually in arrears. The Account Value includes any Loyalty Credit we apply. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

ANNUITIZATION

The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE

The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR

A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE

The Internal Revenue Code of 1986, as amended from time to time.

FIXED ALLOCATION

An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

GUARANTEE PERIOD

A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

INTERIM VALUE

The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE

The effective date of your Annuity.

MVA

A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER

With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

SURRENDER VALUE

The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits. The surrender value may be calculated using a Market Value Adjustment with respect to amounts in any Fixed Allocation.

UNIT

A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY

Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

OPTIMUM FOUR(SM) PROSPECTUS

Summary of Contract Fees and Charges
--------------------------------------------------------------------------------

Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The fees and charges that are assessed against the Annuity include the Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the variable investment options are the mortality and expense risk charge, the charge for administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------
 (ASSESSED AGAINST THE ANNUITY)
             FEE/CHARGE                                              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------
 Contingent Deferred Sales Charge*                                          8.5%
                                          The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the
                                                                     Annuity.
---------------------------------------------------------------------------------------------------------------
 Transfer Fee                                                 $10 (currently, $15 maximum)
                                     (Currently, we deduct the fee after the 20th transfer each Annuity Year.
                                      We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.)
---------------------------------------------------------------------------------------------------------------
 Tax Charge                                 Up to 3.5% of the value that is annuitized, depending on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
---------------------------------------------------------------------------------------------------------------

* The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal. For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

   Yr. 1        Yr. 2       Yr. 3       Yr. 4      Yrs. 5+
  8.5%        8.0%        7.0%        6.0%        0.0%

OPTIMUM FOUR(SM) PROSPECTUS

Summary of Contract Fees and Charges continued
--------------------------------------------------------------------------------

The following table provides a summary of the periodic fees and charges you will pay while you own the Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
-------------------------------------------------------------------------------------------------------------------------
 ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY

                         FEE/CHARGE                                               AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------
 Annual Maintenance Fee                                               Smaller of $35 or 2% of Account Value
                                                          (Only applicable if Account Value is less than $100,000)
                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
-------------------------------------------------------------------------------------------------------------------------
 ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS(1)
-------------------------------------------------------------------------------------------------------------------------
 (AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

                         FEE/CHARGE                                               AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------
 Mortality & Expense Risk Charge(2)                                                   1.50%
-------------------------------------------------------------------------------------------------------------------------
 Administration Charge(2)                                                             0.15%
-------------------------------------------------------------------------------------------------------------------------
 Settlement Service Charge(3)                           1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary
                                                                  Continuation Option(4) ("Qualified BCO")
-------------------------------------------------------------------------------------------------------------------------
 Total Annual Charges of the Sub-accounts                      1.65% per year of the value of each Sub-account
                                                    (1.40% per year if you are a beneficiary electing the Qualified BCO)
-------------------------------------------------------------------------------------------------------------------------

1: These charges are deducted daily and apply to Variable Investment Options only.

2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.

3: The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.

4: When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------
The following table provides a summary of the fees and charges you will pay if you elect any of the following optional benefits. Not all optional benefits may be purchased in combination with one another. You may only elect one optional living benefit. The optional living benefits are the Guaranteed Return Option Plus program (and where not available, Guaranteed Return Option), the Guaranteed Minimum Withdrawal Benefit, the Guaranteed Minimum Income Benefit and the Lifetime Five(SM) Income Benefit. For the optional death benefits, you may elect the Highest Anniversary Value Death Benefit or the Highest Daily Value Death Benefit together with the Enhanced Beneficiary Protection Death Benefit or any of these three benefits individually, but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually. The fees and charges and each of the optional benefits are described in more detail within this Prospectus.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
--------------------------------------------------------------------

                                                                                    OPTIONAL
                                                                                   BENEFIT FEE/                  TOTAL ANNUAL
                               OPTIONAL BENEFIT                                      CHARGE                        CHARGE*
------------------------------------------------------------------------------ -----------------------------------------------------
GUARANTEED RETURN OPTION Plus(SM) (GRO Plus(SM))/ GUARANTEED RETURN OPTION
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that guarantees a "return of premium" at a future date,     0.25% of average daily      1.90%; 1.65% for
while allowing you to allocate all or a portion of your Account Value to       net assets of the Sub-      Qualified BCO
certain Sub-accounts.                                                          accounts

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)**
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts over       0.35% of average daily      2.00%; 1.75% for
time equal to an initial principal value, regardless of the impact of market   net assets of the Sub-      Qualified BCO
performance on your Account Value.                                             accounts

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that, after a seven-year waiting period, guarantees your    0.50% per year of the       1.65%
ability to begin receiving income from your Annuity in the form of annuity     average Protected                      PLUS
payments based on your total Purchase Payments and an annual increase of       Income Value during         0.50% per year of average
5% on such Purchase Payments adjusted for withdrawals (called the              each year; deducted         Protected Income Value
"Protected Income Value"), regardless of the impact of market performance      annually in arrears each
on your Account Value.                                                         Annuity Year

LIFETIME FIVE INCOME BENEFIT**
------------------------------------------------------------------------------------------------------------------------------------
We offer a program that guarantees your ability to withdraw amounts equal      0.60% of average daily      2.25%
to a percentage of an initial principal value, regardless of the impact of     net assets of the Sub-
market performance on your Account Value, subject to our program rules         accounts
regarding the timing and amount of withdrawals.

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
------------------------------------------------------------------------------------------------------------------------------------
 We offer an Optional Death Benefit that provides an enhanced level of         0.25% of average daily      1.90%
protection for your beneficiary(ies) by providing amounts in addition to the   net assets of the Sub-
basic Death Benefit that can be used to offset federal and state taxes         accounts
payable on any taxable gains in your Annuity at the time of your death.

OPTIMUM FOUR(SM) PROSPECTUS

Summary of Contract Fees and Charges continued
--------------------------------------------------------------------------------

                                                                                                     OPTIONAL
                                                                                                  BENEFIT FEE/          TOTAL ANNUAL
                                     OPTIONAL BENEFIT                                                CHARGE                CHARGE*
------------------------------------------------------------------------------------------------------------------------------------
 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
------------------------------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of                      0.25% of average daily              1.90%
protection for your beneficiary(ies) by providing a death benefit equal to the             net assets of the Sub-
greater of the basic Death Benefit and the Highest Anniversary Value, less                 accounts
proportional withdrawals.

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
We offer an Optional Death Benefit that provides an enhanced level of                      0.50% of average daily              2.15%
protection for your beneficiary(ies) by providing the greater of the Highest               net assets of the Sub-
Anniversary Value Death Benefit and a 5% annual increase on Purchase                       accounts
Payments adjusted for withdrawals.
------------------------------------------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
------------------------------------------------------------------------------------------------------------------------------------
We offer an Optional Death Benefit that provides an enhanced level of                      0.50% of average daily              2.15%
protection for your beneficiary(ies) by providing a death benefit equal to                 net assets of the Sub-
the greater of the basic Death Benefit and the Highest Daily Value, less                   accounts
proportional withdrawals.
------------------------------------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
------------------------------------------------------------------------------------------------------------------------------------


* The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.

** These optional benefits are not available under the Qualified BCO.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2004. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------

                                       MINIMUM        MAXIMUM
--------------------------------------------------------------------------------
 Total Portfolio Operating Expense      0.63%          3.06%

The following are the investment management fees, other expenses, 12b-1 fees (if applicable), and the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2004, except as noted. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. Any such fee waivers and/or reimbursements have been reflected in the footnotes. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. Any footnotes about expenses appear after the list of all the Portfolios. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

--------------------------------------------------------------------------------

OPTIMUM FOUR(SM) PROSPECTUS

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)

                                                                                    TOTAL
                                                                                    ANNUAL
                                                                                   PORTFOLIO
                                                  MANAGEMENT     OTHER     12b-1   OPERATING
             UNDERLYING PORTFOLIO                   FEES       EXPENSES(1)  FEES   EXPENSES
 American Skandia Trust:(2,3)
----------------------------------------------------------------------------------------------
        AST William Blair International Growth       1.00%        0.22%    None     1.22%
        AST LSV International Value(4)               1.00%        0.37%    None     1.37%
        AST Small-Cap Growth(5)                      0.90%        0.24%    None     1.14%
        AST DeAM Small-Cap Growth                    0.95%        0.22%    None     1.17%
        AST Federated Aggressive Growth              0.95%        0.24%    None     1.19%
        AST Small-Cap Value(6)                       0.90%        0.18%    None     1.08%
        AST Goldman Sachs Mid-Cap Growth             1.00%        0.25%    None     1.25%
        AST Neuberger Berman Mid-Cap Value           0.90%        0.15%    None     1.05%
        AST MFS Growth                               0.90%        0.20%    None     1.10%
        AST Marsico Capital Growth                   0.90%        0.14%    None     1.04%
        AST AllianceBernstein Core Value(7)          0.75%        0.24%    None     0.99%
        AST Hotchkis & Wiley Large-Cap Value         0.75%        0.19%    None     0.94%
        AST Lord Abbett Bond-Debenture               0.80%        0.22%    None     1.02%
        AST PIMCO Total Return Bond                  0.65%        0.16%    None     0.81%
        AST PIMCO Limited Maturity Bond              0.65%        0.17%    None     0.82%
        AST Money Market                             0.50%        0.13%    None     0.63%
 Evergreen Variable Annuity Trust:
----------------------------------------------------------------------------------------------
        International Equity(8)                      0.42%        0.30%    None     0.72%
        Omega                                        0.52%        0.16%    None     0.68%

(1) As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

(2) The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:

                                                             TOTAL ACTUAL ANNUAL
                                                         PORTFOLIO OPERATING EXPENSES
PORTFOLIO NAME                                           AFTER EXPENSE REIMBURSEMENT
           AST William Blair International Growth                    1.11%
           AST LSV International Value                               1.22%
           AST DeAM Small-Cap Growth                                 1.02%
           AST Goldman Sachs Mid-Cap Growth                          1.13%
           AST Neuberger Berman Mid-Cap Value                        1.04%
           AST MFS Growth                                            1.07%
           AST Marsico Capital Growth                                1.02%
           AST Hotchkis & Wiley Large-Cap Value                      0.90%
           AST Lord Abbett Bond-Debenture Portfolio                  0.97%
           AST PIMCO Total Return Bond                               0.78%
           AST PIMCO Limited Maturity Bond                           0.79%
           AST Money Market                                          0.58%

(3) Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

(4) Effective November 18, 2004, LSV Asset Management became the Sub-advisor of the Portfolio. Prior to November 18, 2004, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named "AST DeAM International Equity Portfolio."

OPTIMUM FOUR(SM) PROSPECTUS

Summary of Contract Fees and Charges continued
--------------------------------------------------------------------------------

(5) Effective May 1, 2005, Eagle Asset Management and Neuberger Berman Management, Inc. became Co-Sub-advisors of the Portfolio. Prior to May 1, 2005, State Street Research and Management Company served as Sub-advisor of the Portfolio, then named "AST State Street Research Small-Cap Growth Portfolio."

(6) Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, J.P. Morgan Fleming Asset Management became Co-Sub-advisors of the Portfolio. Prior to November 18, 2004, GAMCO Advisors Inc. served as Sub-advisor of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."

(7) Effective May 1, 2005, the name of the Portfolio was changed from "AST Sanford Bernstein Core Value Portfolio" to "AST AllianceBernstein Core Value Portfolio."

(8) Effective April 15, 2005, the name of the Portfolio was changed from "Evergreen VA International Growth Portfolio" to "Evergreen VA International Equity Portfolio."

OPTIMUM FOUR(SM) PROSPECTUS

Expense Examples
--------------------------------------------------------------------------------

These examples are designed to assist you in understanding the various expenses you may incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the Contingent Deferred Sales Charges (when applicable), Annual Maintenance Fee, Insurance Charge, and the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product, as well as the maximum charges for the optional benefits that are offered under the Annuity that can be elected in combination with one another. Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples shown assume that: (a) you only allocate Account Value to the Sub-account with the maximum total annual portfolio operating expenses for the underlying Portfolio (shown above), not to a Fixed Allocation; (b) the Insurance Charge is assessed as 1.65% per year; (c) the Annual Maintenance Fee is reflected as an asset-based charge based on an assumed average contract size; (d) you make no withdrawals of Account Value during the period shown; (e) you make no transfers, or other transactions for which we charge a fee for during the period shown; (f) no tax charge applies; (g) the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product applies; (h) the charge for each optional benefit is reflected as an additional charge equal to 0.60% per year of the average daily net assets of the Sub-accounts for the Lifetime Five Income Benefit, 0.50% per year of the average daily net assets of the Sub-accounts for the Highest Daily Value Death Benefit and 0.25% of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefits; and (i) assumes no Loyalty Credit. Amounts shown in the examples are rounded to the nearest dollar.

The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

IF YOU SURRENDER YOUR ANNUITY AT            IF YOU ANNUITIZE YOUR ANNUITY AT THE    IF YOU DO NOT
THE END OF THE APPLICABLE TIME PERIOD:      END OF THE APPLICABLE TIME PERIOD:      SURRENDER YOUR ANNUITY:
----------------------------------------------------------------------------------------------------------------------
1 YR        3 YRS     5 YRS     10 YRS      1 YR    3 YRS     5 YRS     10 YRS      1 YR    3 YRS     5 YRS     10 YRS
$1,213      $1,982    $2,265    $4,590      $448    $1,352    $2,265    $4,590      $448    $1,352    $2,265    $4,590

OPTIMUM FOUR(SM) PROSPECTUS

Investment Options
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT OBJECTIVES AND
POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

     The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

     The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PORTFOLIO
     STYLE/                                                                                                   ADVISOR/
      TYPE                             INVESTMENT OBJECTIVES/POLICIES                                       SUB-ADVISOR
------------------------------------------------------------------------------------------------------------------------------
 International     AST William Blair International Growth: seeks long-term capital                         William Blair &
 Equity            appreciation. The Portfolio invests primarily in stocks of large and medium-sized       Company, L.L.C.
                   companies located in countries included in the Morgan Stanley Capital
                   International All Country World Ex-U.S. Index.
------------------------------------------------------------------------------------------------------------------------------
 International     AST LSV International Value (formerly AST DeAM International Equity): seeks             LSV Asset
 Equity            capital growth. The Portfolio pursues its objective by primarily investing at least     Management
                   80% of the value of its assets in the equity securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
------------------------------------------------------------------------------------------------------------------------------
 Small Cap         AST Small-Cap Growth (formerly AST State Street Research Small-Cap                      Eagle Asset
 Growth            Growth): seeks long-term capital growth. The Portfolio pursues its objective by         Management,
                   primarily investing in the common stocks of small-capitalization companies.             Neuberger Berman
                                                                                                           Management, Inc.
------------------------------------------------------------------------------------------------------------------------------
 Small Cap         AST DeAM Small-Cap Growth: seeks maximum growth of investors' capital                   Deutsche Asset
 Growth            from a portfolio of growth stocks of smaller companies. The Portfolio pursues its       Management, Inc.
                   objective, under normal circumstances, by primarily investing at least 80% of its total assets in the equity securities of small-sized companies included in the
                   Russell 2000 Growth[RegTM] Index.
------------------------------------------------------------------------------------------------------------------------------
 Small Cap         AST Federated Aggressive Growth: seeks capital growth. The Portfolio                    Federated Equity
 Growth            pursues its investment objective by investing primarily in the stocks of small          Management
                   companies that are traded on national security exchanges, the NASDAQ stock              Company of
                   exchange and the over-the-counter-market.                                               Pennsylvania/
                                                                                                           Federated Global
                                                                                                           Investment
                                                                                                           Management Corp.
------------------------------------------------------------------------------------------------------------------------------
Small Cap         AST Small-Cap Value (formerly AST Gabelli Small-Cap Value): seeks to provide             Integrity Asset
 Value             long-term capital growth by investing primarily in small-capitalization stocks that     Management, Lee
                   appear to be undervalued. The Portfolio will have a non-fundamental policy to           Munder Capital
                   invest, under normal circumstances, at least 80% of the value of its assets in          Group, J.P. Morgan
                   small capitalization companies.                                                         Fleming Asset
                                                                                                           Management

------------------------------------------------------------------------------------------------------------------------------
 Mid Cap           AST Goldman Sachs Mid-Cap Growth: seeks long-term capital growth. The                   Goldman Sachs
 Growth            Portfolio pursues its investment objective, by investing primarily in equity            Asset Management,
                   securities selected for their growth potential, and normally invests at least 80%       L.P.
                   of the value of its assets in medium capitalization companies.
------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value     AST Neuberger Berman Mid-Cap Value: seeks capital growth. Under normal                  Neuberger Berman
                   market conditions, the Portfolio primarily invests at least 80% of its net assets       Management Inc.
                   in the common stocks of mid-cap companies. Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise before other investors realize their worth.
------------------------------------------------------------------------------------------------------------------------------

OPTIMUM FOUR(SM) PROSPECTUS

Investment Options continued

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             PORTFOLIO
     STYLE/                                                                                                   ADVISOR/
      TYPE                             INVESTMENT OBJECTIVES/POLICIES                                       SUB-ADVISOR
----------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST MFS Growth: seeks long-term capital growth and future income. Under                  Massachusetts
 Growth           normal market conditions, the Portfolio invests at least 80% of its total assets in      Financial Services
                  common stocks and related securities, such as preferred stocks, convertible              Company
                  securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.
----------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST Marsico Capital Growth: seeks capital growth. Income realization is not              Marsico Capital
 Growth           an investment objective and any income realized on the Portfolio's investments,          Management, LLC
                  therefore, will be incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
----------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST AllianceBernstein Core Value (formerly AST Sanford Bernstein Core                    Alliance Capital
 Growth Value     Value): seeks long-term capital growth by investing primarily in common stocks.          Management, L.P.
                  The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued.
----------------------------------------------------------------------------------------------------------------------------
 Large Cap        AST Hotchkis & Wiley Large-Cap Value: seeks current income and long-term                 Hotchkis & Wiley
 Value            growth of income, as well as capital appreciation. The Portfolio invests, under          Capital
                  normal circumstances, at least 80% of its net assets plus borrowings for                 Management, LLC
                  investment purposes in common stocks, of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
----------------------------------------------------------------------------------------------------------------------------
 Fixed Income     AST Lord Abbett Bond-Debenture: seeks high current income and the                        Lord, Abbett & Co.
                  opportunity for capital appreciation to produce a high total return. To pursue its       LLC
                  objective, the Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities and normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.
----------------------------------------------------------------------------------------------------------------------------
 Fixed Income     AST PIMCO Total Return Bond: seeks to maximize total return consistent with              Pacific Investment
                  preservation of capital and prudent investment management. The Portfolio will            Management
                  invest in a diversified portfolio of fixed-income securities of varying maturities.      Company LLC
                  The average portfolio duration of the Portfolio generally will vary within a three-      (PIMCO)
                  to six-year time frame based on the Sub-advisor's forecast for interest rates.
----------------------------------------------------------------------------------------------------------------------------
 Fixed Income     AST PIMCO Limited Maturity Bond: seeks to maximize total return consistent               Pacific Investment
                  with preservation of capital and prudent investment management. The Portfolio            Management
                  will invest in a diversified portfolio of fixed-income securities of varying             Company LLC
                  maturities. The average portfolio duration of the Portfolio generally will vary          (PIMCO)
                  within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates.
----------------------------------------------------------------------------------------------------------------------------
 Fixed Income     AST Money Market: seeks high current income while maintaining high levels                Wells Capital
                  of liquidity. The Portfolio attempts to accomplish its objective by maintaining a        Management, Inc.
                  dollar-weighted average maturity of not more than 90 days and by investing in securities which have effective maturities of not more than 397 days.
----------------------------------------------------------------------------------------------------------------------------

OPTIMUM FOUR(SM) PROSPECTUS

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-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              PORTFOLIO
     STYLE/                                                                                                    ADVISOR/
      TYPE                             INVESTMENT OBJECTIVES/POLICIES                                        SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------
 International     Evergreen VA International Equity (formerly Evergreen VA International                   Evergreen
 Equity            Growth): seeks long-term capital growth and secondarily, modest income. The              Investment
                   Portfolio normally invests 80% of its assets in equity securities issued by              Management
                   established, quality, non-U.S. companies located in countries with developed             Company, LLC
                   markets and may purchase across all market capitalizations. The Portfolio normally invests at least 65% of its assets in securities of companies in at least three different countries (other than the U.S.).
-----------------------------------------------------------------------------------------------------------------------------
 Specialty         Evergreen VA Omega: seeks long-term capital growth. The Portfolio invests                Evergreen
                   primarily, and under normal conditions, substantially all of its assets in common        Investment
                   stocks and securities convertible into common stocks of U.S. companies across            Management
                   all market capitalizations.                                                              Company, LLC
-----------------------------------------------------------------------------------------------------------------------------

WHAT ARE THE FIXED ALLOCATIONS?

We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

     Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

OPTIMUM FOUR(SM) PROSPECTUS

Fees and Charges
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The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply solely to the variable investment options may include amounts based on market appreciation of the variable investment option values.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year
1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages are shown below.

  YEARS             1           2           3           4           5+
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  CHARGE (%)      8.5%        8.0%        7.0%        6.0%        0.0%

     The CDSC period is based on the Issue Date of the Annuity, not on the date each Purchase Payment is applied to the Annuity. Purchase Payments applied to the Annuity after the Issue Date do not have their own CDSC period. During the first four (4) Annuity Years, under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a "Free Withdrawal." After four (4) complete Annuity Years, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn. Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 4. For purposes of calculating the CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

     We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

     Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging

OPTIMUM FOUR(SM) PROSPECTUS

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a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

     Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

     Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3-1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

     We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

     In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to 1.65% on an annual basis. The Insurance Charge is a combination of the Mortality & Expense Risk Charge (1.50%) and the Administration Charge (0.15%). The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

     The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

     Optional Benefits for which we assess a charge solely against the variable investment options: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis as described elsewhere in the prospectus.

OPTIMUM FOUR(SM) PROSPECTUS

Fees and Charges continued
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Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT FEES AND EXPENSES ARE INCURRED BY THE PORTFOLIOS?

Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

OPTIMUM FOUR(SM) PROSPECTUS

Purchasing Your Annuity
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WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
Initial Purchase Payment: You must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

     Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.

     Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your investment professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an arrangement called "bank drafting" where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

     Age Restrictions: The Owner must be age 85 or under as of the Issue Date of the Annuity. If the Annuity is owned jointly, the oldest of the Owners must be age 85 or under on the Issue Date. If the Annuity is owned by an entity, the Annuitant must be age 85 or under as of the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59-1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

     Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

o Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly, however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
o Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
o Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse", we will pay the death benefit to the individual that is your spouse at the time of your death (as defined under federal tax laws and regulations). If no beneficiary is named the death benefit will be paid to you or your estate.
    Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

OPTIMUM FOUR(SM) PROSPECTUS

Managing Your Annuity
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MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
o a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
o   a new Annuitant subsequent to the Annuity Date;
o for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
o a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant

If the Annuity is owned by an entity and the surviving spouse is named as a Contingent Annuitant, upon the death of the Annuitant, the surviving spouse that was named as the Contingent Annuitant will become the Annuitant. No Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant (and any required proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted and, depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

OPTIMUM FOUR(SM) PROSPECTUS

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MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

OPTIMUM FOUR(SM) PROSPECTUS

Managing Your Account Value
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HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

     Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations.

     Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial purchase payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT?

For annuities issued on or after June 20, 2005 (subject to state availability), we apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). The Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuance option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE?

Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Variable Investment Options in the same percentages as Purchase Payments are then being allocated to your Annuity.

Example of Applying the Loyalty Credit

Assume you make an initial Purchase Payment of $10,000. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is equal to 2.25% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $337.50.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

     We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We

OPTIMUM FOUR(SM) PROSPECTUS

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may do so to conform to any present or future restriction that is imposed by any portfolio available under this Annuity.

     Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up.

     Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

     Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.

     In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
o With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer
    (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio.
    For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
o We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
o If we deny one or more transfer requests under the foregoing rules, we will inform you or your investment professional promptly of the circumstances concerning the denial.
o Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of

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     different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by an investment professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an investment professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

     Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from variable investment options, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your purchase payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

     You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
o You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
o You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
o Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

     NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

     The Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option Plus(SM), the Guaranteed Return Option or the automatic rebalancing programs when it involves transfers out of the Fixed Allocations and is also not available when you elect an asset allocation program.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the variable investment options you chose are rebalanced to the allocation percentages you requested. With automatic rebalancing, we transfer the appropriate amount from the " overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. Any transfer to or from any variable investment option that is not part of your automatic rebalancing program, will be made, however that variable investment option will not become part of your rebalancing program unless we receive

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instructions from you indicating that you would like such option to become part of the program.

     There is no minimum Account Value required to enroll in automatic rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program. Participation in the automatic rebalancing program may be restricted if you are enrolled in certain other optional programs.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

Yes. Certain "static asset allocation programs" are available for use with the Annuity. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. For more information on the asset allocation programs, see the Appendix entitled "Additional Information on the Asset Allocation Programs."

     Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult with your Investment Professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus(SM). (The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available variable investment options while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the variable investment options under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the variable investment options may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the variable investment options were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee

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Period, the Fixed Allocation will have grown to equal the "princi- pal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

     Example

     Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the variable investment options. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.

MAY I GIVE MY INVESTMENT PROFESSIONAL PERMISSION TO MANAGE MY ACCOUNT VALUE? Yes. Your investment professional may direct the allocation of your Account Value and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. If your Investment Professional has this authority, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Investment Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

     Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a Market Value Adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately the Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your


* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

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investment advisor and do not verify that amounts with- drawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Investment Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as an Investment Professional and investment advisor. Alternatively, the investment advisor may compensate the Investment Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Investment Professional receive in connection with your Annuity, you should ask them for more details.

     We or an affiliate of ours may provide administrative support to licensed, registered Investment Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Investment Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Investment Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an Investment Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia. Contracts managed by your Investment Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?". Since transfer activity under contracts managed by an Investment Professional or third party investment advisor may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Investment Professional. Your Investment Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Investment Professional transmit all financial transactions using the electronic trading functionality available through our Internet Website (www.americanskandia.prudential.com). Limitations that we may impose on your Investment Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

     The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.
     A Guarantee Period for a Fixed Allocation begins:
o when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
o upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
o   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer

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programs designed to guarantee a "Return of Premium" at a future date?"). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

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  American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
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     On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

     We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

     The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
o "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
o "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
o "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

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MVA Formula

The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)]N/365

where:

     I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

     N is the number of days remaining in the original Guarantee Period.

     If you surrender your Annuity under the right to cancel provision, the MVA formula is

                             [(1 + I)/(1 + J)]N/365

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
o You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years
    (we refer to this as the "Maturity Date" in these examples).
o The Strip Yields for coupon Strips beginning on the Allocation Date and maturing on the Maturity Date plus the Option-adjusted Spread is 5.50% (I
    = 5.50%).
o You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

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Example of Positive MVA
Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

                   MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =
                           [1.055/1.041]2 = 1.027078

                          Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                              Factor = $59,448.56

Example of Negative MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

                    MVA Factor = [(1+I)/(1+J+0.0010)]N/365 =
                           [1.055/1.071]2 = 0.970345

                          Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                             Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

     If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

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WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. The CDSC will be assessed on the amount of Purchase Payments, not on the Account Value at the time of the withdrawal or surrender. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?

(For more information, see "Tax Considerations".)

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59-1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.
o To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-4 without a CDSC being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Free Withdrawal you may request is $100.
o You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount will depend on the Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

    When we determine if a CDSC applies to partial withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

     You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

     Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

     To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4

The maximum Free Withdrawal amount during each of Annuity Year 1 through Annuity Year 4 (when a CDSC would otherwise apply to a partial withdrawal or surrender of your initial Purchase Payments) is 10% of all Purchase Payments. We may apply a Market Value Adjustment to any Fixed Allocations. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC during Annuity Years 1 through 4. If, during Annuity Years 1 through 4, all Purchase Payments withdrawn are subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Year 5+

After Annuity Year 4, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.

     NOTE: Amounts that you have withdrawn as a Free Withdrawal will not reduce the amount of any CDSC that we deduct if, during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples

1. Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. The maximum Free Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.
2. Assume you make an initial Purchase Payment of $10,000 and make an additional Purchase Payment of $5,000 in Annuity Year 2. The maximum Free Withdrawal amount during Annuity Year 3 and 4 would be 10% of $15,000, or $1,500. From Annuity Year 5 and thereafter, you can surrender your Annuity or make a partial withdrawal without a CDSC being deducted from the amount being withdrawn.
3. Assume you make an initial Purchase Payment of $10,000 and take a Free Withdrawal of $500 in Annuity Year 2 and $1,000 in Annuity Year 3. If you surrender your Annuity in Annuity Year 4, the CDSC will be assessed against the initial Purchase Payment amount ($10,000), not the amount of Purchase Payments reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?

A CDSC may be assessed against a partial withdrawal during the first four (4) Annuity Years. Whether a CDSC applies and the amount to be charged depends on whether the partial withdrawal exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.
1. If you request a partial withdrawal, we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);
2. If the amount requested exceeds the available Free Withdrawal amount, we determine if a CDSC will apply to the partial withdrawal based on the number of years that have elapsed since the Annuity was issued. The maximum Free Withdrawal amount during each of Annuity Years 1 through 4 is 10% of all Purchase Payments. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. If, during Annuity Years 1 through 4, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION
PERIOD?

Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals during the first four (4) Annuity Years may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

     Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

     The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in the Annuity for the period requested), we may postpone the withdrawal and add

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the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59-1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

     You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59-1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Minimum Distributions.)

     Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

     The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Minimum Distributions but does not apply to Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

     You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

     For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. We may apply a Market Value Adjustment to any Fixed Allocations.

     Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

     To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value.

     This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
o the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the

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    "Contingency Event" described below in order to qualify for a medically-related surrender.
o the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
o if the Owner is one or more natural persons, all such Owners must also be alive at such time;
o we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
o this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.
    A "Contingency Event" occurs if the Annuitant is:
o first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
o   first diagnosed as having a "Fatal Illness" while your Annuity is in force.

    The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit" and the "Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

     When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

     Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until

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the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the Annuity and receive its then current cash value (if any) subject to our rules.

     We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, choosing an Annuity Date within four (4) years of the Issue Date of the Annuity may limit the available annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

     You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:
o a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
o the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

    If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments

Generally, we offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment.

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A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.
     o   Variable Payments (Options 1-3)
         We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date.
         The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.
     o   Stabilized Variable Payments (Option 5)
         This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.
     o   Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

     The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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Living Benefit Programs
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DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of variable investment options, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in variable investment options while:
o protecting a principal amount from decreases in value due to investment performance as of specified future dates;
o taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
o guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments beginning after a waiting period.

    Below is a brief summary of the "living benefits" that American Skandia offers. Please refer to the benefit description for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your investment professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g. comparing the tax implications of the withdrawal benefit and annuity payments).

I. The Guaranteed Return Option Plus(SM) (GRO Plus(SM)) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus(SM) program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control by allocating and transferring your available Account Value among the variable investment options to participate in market experience. Under the GRO Plus(SM) program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II. The Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees your ability to make cumulative withdrawals over time equal to an initial principal value (called the "Protected Value"), regardless of decreases in your Account Value due to market losses. The GMWB program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III. The Guaranteed Minimum Income Benefit (GMIB) guarantees your ability, after a minimum seven-year waiting period, to begin receiving income from the Annuity in the form of annuity payments based on your total purchase payments under the Annuity and an annual increase of 5% on such Purchase Payments, adjusted for withdrawals, regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

IV. The Lifetime Five Income Benefit guarantees your ability to withdraw amounts equal to a percentage of a "Protected Withdrawal Value" regardless of decreases in your Account Value due to market losses. The Lifetime Five Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive guaranteed minimum withdrawals. Taking income as withdrawals, rather than annuity payments, may be less tax efficient for

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     non-qualified uses of the Annuity, but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

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  The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not
  available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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     We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

     The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

     The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
o Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.
o Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee

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     more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the protected principal value or enhanced protected principal value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

     Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than systematic withdrawals will be taken pro-rata from the variable investment options and any Fixed Allocations. Systematic withdrawals will be taken pro-rata from the Variable Investment Options and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the variable investment options. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

     Charges for other optional benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40[TM] Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

     The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus(SM) program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
o The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from
    $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o    The result is then further reduced by the ratio of A to B, where:
     o A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
     o B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).

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     The resulting base guarantee amount is: $237,500 x
     (1 - $7,500 / $177,500), or $227,464.79.
o The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- Allocation of Account Value

Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).
o If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

o If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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  If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the variable investment options if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
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     Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal

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Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the variable investment options differently than each other because of the different guarantees they support.

     American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus, will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the variable investment options as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro-rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

     The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

     The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option Plus

This program is subject to certain rules and restrictions, including, but not limited to the following:
o Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger

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    may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
o You cannot allocate any portion of Purchase Payments or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
o Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
o Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
o Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
o Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
o As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

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  The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return
  Option is not available if you elect the GRO Plus Rider, the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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     We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

     The program monitors your Account Value daily and, if necessary, systematically transfers amounts between variable investment options you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the variable investment options to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

     The guarantees provided by the program exist only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the variable investment options and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior

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to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- Protected Principal Value

o Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

    Any amounts added to your Annuity to support our guarantees under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro-rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to the Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- Allocation of Account Value

Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.
o If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the variable investment options will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.
o If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable investment options pro rata according to your allocations to a new Fixed Allocation to support the guaranteed amount.
    The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

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  If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the variable investment options if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
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     American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, inter-

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est rates and time left to the maturity of the program to deter- mine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date.

Termination of the Program

The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocations will be transferred to the variable investment options pro rata based on the Account Values in such variable investment options, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

     The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes the Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

     The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option

This program is subject to certain rules and restrictions, including, but not limited to the following:
o Upon inception of the program, 100% of your Account Value must be allocated to the variable investment options. The Fixed Allocations may not be in effect as of the date that you elect to participate in the program.
    However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
o Annuity Owners cannot allocate any portion of Purchase Payments or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
o Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
o Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
o Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
o Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
o As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an

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    Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. In those states where the daily deduction of the charge has not yet been approved, the annual charge is deducted annually, in arrears. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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  The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed
  Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit rider or the Lifetime Five Income Benefit rider.
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     We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- Protected Value

The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

     The Protected Value is determined as of the date you make your first withdrawal under the Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
o If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
o If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
o If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment.

    You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5th Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect

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to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

     Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE -- Protected Annual

Withdrawal Amount

The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

     The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
o If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
o Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment.
o If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.
    The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
o the Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);
o   The result is then further reduced by the ratio of A to B, where:
    o A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
    o B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).

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    The resulting Protected Value is: $232,500 x (1 - $2,500 / $212,500), or $229,764.71.
o   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 x (1 - $2,500 / $212,500), or $17,294.12.
o The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000 withdrawal is made on October 13, 2005 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
o the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).
o The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

Benefits Under the GMWB Program
o In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
o If the death benefit under the Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under the Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
o If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

Other Important Considerations
o Withdrawals under the GMWB program are subject to all of the terms and conditions of the Annuity, including any CDSC and MVA that may apply.
o Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
o The GMWB program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the with-

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    drawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
o You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program

Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

     We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program

The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon due proof of death (unless your surviving spouse elects to continue the Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

     The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program

Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.
o If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
o If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70-1/2. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

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GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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  The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect the Guaranteed Return Option program, Guaranteed Return Option Plus program, the Guaranteed Minimum Withdrawal Benefit rider or the Lifetime Five Income Benefit rider.
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     We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of the Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

     The Protected Income Value is subject to a limit of 200% (2x) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

o Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional
    Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected

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    Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
o Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
o Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
o As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of the Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity, will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

    Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
o A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period.
o The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
o When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
o If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
o A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

    Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

     The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

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Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
o the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from
    $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
o   The result is then further reduced by the ratio of A to B, where:
    o A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
    o B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
    The resulting Protected Income Value is: $239,506.64 x (1 - $7,500 / $217,500), or $231,247.79.
o The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
o the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
o The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95th birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92nd birthday.

     The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

     On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 -- Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having

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received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 -- Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
o If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
o If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

    You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations
o You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account
    Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower
    Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The
    GMIB program does not directly affect the Annuity's Account Value, Surrender Value or the amount payable under either the basic death benefit provision of the Annuity or any optional death benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
o The Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
o Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
o We currently limit the variable investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
o If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
o Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
o At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

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Election of the Program

Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program

The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date the Annuity is fully surrendered, on the date the death benefit is payable to your Beneficiary (unless your surviving spouse elects to continue the Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

     Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

     The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of the Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the variable investment options and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

     No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

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  The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, Lifetime Five can be elected only once each Annuity Year, and only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Lifetime Five
  Income Benefit. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus,
  Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Income
  Benefit rider. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with an eligible model under our asset allocation programs, which are generally described in the
  "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your
  Investment Professional or call 1-800-752-6342.
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     We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless the impact of market performance on your Account Value, of subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit").

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If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- Protected Withdrawal Value

The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent Purchase Payments.
o If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
o For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
o If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

    You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.

     Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

     The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro-rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

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KEY FEATURE -- Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

KEY FEATURE -- Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

     The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

o If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

o If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity
    Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

    The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs

OPTIMUM FOUR(SM) PROSPECTUS

Living Benefit Programs continued

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on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2011 is equal to $240,000.

     The initial Protected Withdrawal Value is calculated as the greatest of
(a), (b) and (c):
     (a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 x 1.05(393/365) =
          $263,484.33
     (b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
     (c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

     Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
o Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550
    Annual Withdrawal Amount for future Annuity Years remains at $18,550
o Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250
    Annual Income Amount for future Annuity Years remains at $13,250
o   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

    (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
o Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
    Annual Withdrawal Amount for future Annuity Years remains at $18,550
o Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
o   Reduction to Annual Income Amount = Excess Income/
    Account Value before Excess Income - Annual Income Amount = $1,750 / ($263,000 - $13,250) x $13,250 = $93
    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
o   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
    (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
o   Remaining Annual Withdrawal Amount for current Annuity Year = $0
    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550
    = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
o Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal x Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) - $18,550 = $489
    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 =
    $18,061
o   Remaining Annual Income Amount for current Annuity Year = $0
    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
o Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income x Annual Income Amount = $11,750 / ($263,000 - $13,250) x $13,250 = $623
    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
o Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
o Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal x Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) x $246,450 = $6,503

OPTIMUM FOUR(SM) PROSPECTUS

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     Protected Withdrawal Value = $246,450 - max {$6,450, $6,503} = $239,947

Example 3. Step-up of the Protected Withdrawal Value

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 {$265,000 - ($13,250 x 5)}. If a step-up is elected on March 1, 2011, then the following values would result:
o   Protected Withdrawal Value = Account Value on March 1, 2011 = $240,000
o Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped-up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.
o Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore the Annual Withdrawal Amount remains $18,550.

BENEFITS UNDER THE LIFETIME FIVE PROGRAM

o If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
o If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
    (1)  apply your Account Value to any annuity option available; or
    (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
    (3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments.
         Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.
    We must receive your request in a form acceptable to us at our office.
o In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
    (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

OPTIMUM FOUR(SM) PROSPECTUS

Living Benefit Programs continued

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    (2)  the Account Value.
o If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

o Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
o Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
o You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
o You must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit in order to elect and maintain the Lifetime
    Five program. Asset allocation programs are described generally in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.

Election of the Program

The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

Termination of the Program

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of the Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of the Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments.

     The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70-1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

OPTIMUM FOUR(SM) PROSPECTUS

Death Benefit
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WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers three different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options.
    The basic Death Benefit is the greater of:
o The sum of all Purchase Payments less the sum of all proportional withdrawals.
o The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

    "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

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  Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity
  Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

     The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:
1 .  the basic Death Benefit described above;
     PLUS
2 .  40% of your "Growth" under the Annuity, as defined below.

     "Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

     "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

  The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

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  The Enhanced Beneficiary Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Enhanced Beneficiary Protection Death
  Benefit is not available if you elect the "Combination 5% Roll-up and
  Highest Anniversary Value" Death Benefit. Please see Appendix D for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax
  Considerations" for a discussion of special tax considerations for purchasers of this benefit.
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     See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

     Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
     If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.  the basic Death Benefit described above; and
     2.  the Highest Anniversary Value as of the Owner's date of death.
     If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.  the basic Death Benefit described above; and
     2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

     The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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  The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit.
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     Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death

OPTIMUM FOUR(SM) PROSPECTUS

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Benefit for Owners who are age 76 or older when the Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

     Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
1.   the basic Death Benefit described above; and
2.   the Highest Anniversary Value death benefit described above, and
3.   5% Roll-up described below.

     The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

     If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
o all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;
     MINUS
o the sum of all withdrawals, dollar for dollar up to 5% of the death benefit's value as of the prior contract anniversary (or issue date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

     If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
o the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;
     MINUS
o    the sum of all withdrawals which reduce the 5% Roll-up proportionally.

     Please refer to the definitions of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

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  The Combination 5% Roll-up and Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional death benefit. Please see Appendix D for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.
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     See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
o The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
o The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.
o The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
o The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

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o Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Highest Daily Value Death Benefit ("HDV")

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  If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If the Annuity has joint Owners, the older Owner must be age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

  If you elect this benefit, you must allocate your Account Value in accordance with an eligible model under an available asset allocation program or in accordance with other options that we may permit. Because this benefit, once elected, may not be terminated, you must keep your Account
  Value allocated to an eligible model throughout the life of the Annuity. You may, however, switch from one eligible model to another eligible model. Our asset allocation programs are generally described in the "Are Any Asset Allocation Programs Available?" section above. For further information on asset allocation programs, please consult with your Investment Professional or call 1-800-752-6342.
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     The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
     If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.  the basic Death Benefit described above; and
     2.  the HDV as of the Owner's date of death.
     If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
     1.  the basic Death Benefit described above; and
     2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

     The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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  The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.
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Key Terms Used with the Highest Daily Value Death Benefit:
o The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of the Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.
o The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.
o The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.
o Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

OPTIMUM FOUR(SM) PROSPECTUS

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     Please see Appendix B to this Prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities owned by entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Death Benefit and Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.

     Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?

The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:
o your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the benefit
o MINUS any proportional withdrawals* following the effective date of the benefit
o PLUS any additional Purchase Payments applied to the Annuity following the effective date of the benefit.

    The Annuity Rewards Death Benefit enhancement does not affect the basic Death Benefit calculation and any Optional Death Benefits available under the Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?

Owners can elect the Annuity Rewards Death Benefit enhancement following the fourth (4th) anniversary of the Annuity's Issue Date. However, on the date that the Annuity Rewards Benefit is effective, the Account Value must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any optional death benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

* "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

OPTIMUM FOUR(SM) PROSPECTUS

Death Benefit continued

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o as a lump sum amount at any time within five (5) years of the date of death; or
o as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

     Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary -- Assumption of Annuity

You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

     See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.
o If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70-1/2, which ever is later.
o If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

    A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

    Upon election of this Qualified Beneficiary Continuation option:
o the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
o the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.
o the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
o the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied

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    to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
o the Fixed Allocations will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
o   no additional Purchase Payments can be applied to the Annuity.
o other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
o the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
o the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
o upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
o all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

    Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

     Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

OPTIMUM FOUR(SM) PROSPECTUS

Valuing Your Investment
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HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. The Account Value includes any Loyalty Credit we apply. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

     Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

OPTIMUM FOUR(SM) PROSPECTUS

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     There may be circumstances where the NYSE is open, how- ever, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

     The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

     American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
o   trading on the NYSE is restricted;
o an emergency exists making redemption or valuation of securities held in the separate account impractical; or
o the SEC, by order, permits the suspension or postponement for the protection of security holders.

    Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

     Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions if none are provided.

     Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

     Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

     Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

OPTIMUM FOUR(SM) PROSPECTUS

Tax Considerations
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The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

     This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

Taxes Payable by You

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

     Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

     It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59-1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

     If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

     If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?"

Taxes on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

     If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

     If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

     After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of

OPTIMUM FOUR(SM) PROSPECTUS

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the annuitant before the full amount of your purchase pay- ments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
o   the amount is paid on or after you reach age 59-1/2 or die;
o   the amount received is attributable to your becoming disabled;
o generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59-1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special Rules in Relation to Tax-Free Exchanges Under Section 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

     Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59-1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes Payable by Beneficiaries

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

     Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

     Tax consequences to the beneficiary vary among the death benefit payment options.
o   Choice 1: the beneficiary is taxed on earnings in the contract.
o Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
o Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

    Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on Distributions

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding.

OPTIMUM FOUR(SM) PROSPECTUS

Tax Considerations continued

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In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

     State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

     Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

     An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

     Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

     Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

     If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

     If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

     If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

     Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:
o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
o You transfer your contract to, or designate, a beneficiary who is either 37-1/2 years younger than you or a grandchild.
o You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

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CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

     Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. In addition, this contract may be purchased for use in connection with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

     This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

     You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, if greater), less any applicable federal and state income tax withholding.

     Contributions Limits/Rollovers. Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. In 2005 the limit is $4,000; increasing to $5,000; in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter.

     The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

     Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);
o   Your rights as owner are non-forfeitable;
o   You cannot sell, assign or pledge the contract;
o The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
o The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70-1/2; and
o Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
o   A 10% "early distribution penalty" described below;
o Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
o   Failure to take a minimum distribution also described below.

    SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general require-

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ments described under IRAs (above). There are, however, some differences:
o If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $42,000 in 2005 or (b) 25% of the employee's earned income (not including contribution as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2005, this limit is $210,000;
o SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
o SEPs for small employers permit salary deferrals up to $14,000 in 2005 with the employer making these contributions to the SEP. However, no new
    "salary reduction" or "SAR-SEPs" can be established after 1996.
    Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation.

    You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

     ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
o   Contributions to a Roth IRA cannot be deducted from your gross income;
o "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59-1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.
o If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70-1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed, you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

     TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501
(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $14,000 in 2005. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
o   Your attainment of age 59-1/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or

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o Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

     In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70-1/2 or retire, whichever is later.

     These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

     Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70-1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

     Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

     You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

     Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59-1/2. Amounts are not subject to this tax penalty if:
o   the amount is paid on or after you reach age 59-1/2 or die;
o   the amount received is attributable to your becoming disabled; or
o generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59-1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

    Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
o For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
o   For all other distributions, we will withhold at a 10% rate.

    We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in

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the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

     Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

     Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuity.
     Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans -- Qualified Contracts

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

     Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

     Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

     IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

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HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?

American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

     American Skandia is in the business of issuing annuity and life insurance products. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

     Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

     No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B

During the accumulation period, the assets supporting obligations based on allocations to the variable investment options are held in Sub-accounts of American Skandia Life Assurance

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Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

     Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

     Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002 each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

     We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

     Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

     There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

     We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no

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obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

     We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

     American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia

American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under the Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

     In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by

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providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing the Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.

     ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

     Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.5%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

     In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms (including Linsco/Private Ledger, Corp.) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2004, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

You can contact us by:
o calling our Customer Service Team at 1-800-752-6342 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.
o writing to us via regular mail at American Skandia -- Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025 NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
o sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.
o accessing information about your Annuity through our Internet Website at www.americanskandia.com.

    You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your investment professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

     Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

     American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic,

OPTIMUM FOUR(SM) PROSPECTUS

General Information continued

--------------------------------------------------------------------------------

facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

As of the date of this Prospectus, American Skandia and its affiliates are not involved in any legal proceedings outside of the ordinary course of business. American Skandia and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, however, we do not anticipate that the outcome of any such legal proceedings will have a material adverse affect on the Separate Account, or American Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia
o   American Skandia Life Assurance Corporation
o   American Skandia Life Assurance Corporation Variable Account B
o   American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

Payments Made to Promote Sale of Our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations
o   How We Calculate the Market Value Adjustment

General Information
o   Voting Rights
o   Modification
o   Deferral of Transactions
o   Misstatement of Age or Sex
o   Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                       This page intentionally left blank

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B
--------------------------------------------------------------------------------

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2005.

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
--------------------------------------------------------------------------------------------------
Sub-account                                            2004               2003             2002
--------------------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
  With No Optional Benefits
  Unit Price                                      $       15.30      $      13.39             9.72
  Number of Units                                    11,265,469         5,547,558          835,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $       15.21      $      13.35             9.72
  Number of Units                                    15,481,627         6,498,151           78,368
  With GMWB
  Unit Value                                      $       15.18      $      13.34               --
  Number of Units                                     1,821,923           103,740               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $       15.13      $      13.32             9.71
  Number of Units                                     2,722,552         1,009,679            5,178
  With any one of EBP or HAV and GMWB
  Unit Value                                      $       15.74      $      13.86               --
  Number of Units                                       545,075            29,434               --
  With HAV, EBP and GRO Plus
  Unit Price                                      $       15.05      $      13.28               --
  Number of Units                                       325,809            32,626               --
  With HAV, EBP and GMWB
  Unit Price                                      $       11.94                --               --
  Number of Units                                       135,829                --               --
--------------------------------------------------------------------------------------------------
AST LSV International Value (1994)
  With No Optional Benefits
  Unit Price                                      $       12.84      $      10.79             8.19
  Number of Units                                     1,897,469         1,201,268          269,995
  With any one of GRO Plus, EBP or HAV
  Unit Price                                      $       15.27      $      12.86             9.79
  Number of Units                                       810,108           368,945           22,770
  With GMWB
  Unit Value                                      $       15.24      $      12.85               --
  Number of Units                                        69,494             5,504               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                      $       15.19      $      12.82               --
  Number of Units                                       119,845            24,374               --
  With any one of EBP or HAV and GMWB
  Unit Value                                      $        6.69      $       5.65               --
  Number of Units                                       122,795            72,406               --
  With HAV, EBP and GRO Plus
  Unit Price                                      $       15.11      $      12.79               --
  Number of Units                                        16,366             1,767               --
  With HAV, EBP and GMWB
  Unit Value                                      $       12.70                --               --
  Number of Units                                         5,736                --               --
--------------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

                                                              Year Ended December 31,
--------------------------------------------------------------------------------------------------
Sub-account                                            2004               2003             2002
--------------------------------------------------------------------------------------------------
AST State Street Research Small-Cap Growth (1)
  With No Optional Benefits
  Unit Price                                     $       9.05      $       9.89               6.92
  Number of Units                                   2,242,129         3,292,593          1,970,250
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $      12.33      $      13.50               9.48
  Number of Units                                   1,200,247         1,059,046             47,261
  With GMWB
  Unit Value                                     $      12.30      $      13.49                 --
  Number of Units                                     113,913             9,676                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $      12.26      $      13.46               9.47
  Number of Units                                     136,313           138,936              6,595
  With any one of EBP or HAV and GMWB
  Unit Value                                     $      15.30      $      16.82                 --
  Number of Units                                      67,370            64,850                 --
  With HAV, EBP and GRO Plus
  Unit Price                                     $      12.19      $      13.43                 --
  Number of Units                                      23,253             4,691                 --
  With HAV, EBP and GMWB
  Unit Value                                     $       9.32                --                 --
  Number of Units                                       1,043                --                 --
--------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
  With No Optional Benefits
  Unit Price                                     $      11.98      $      11.13               7.67
  Number of Units                                   1,618,719         1,682,193            639,695
  With any one of GRO Plus, EBP or HAV
  Unit Price                                     $      15.10      $      14.06               9.71
  Number of Units                                     779,045           480,221             12,122
  With GMWB
  Unit Value                                     $      15.07      $      14.05                 --
  Number of Units                                      56,414             1,850                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                     $      15.02      $      14.02               9.71
  Number of Units                                     192,105            89,708              1,728
  With any one of EBP or HAV and GMWB
  Unit Value                                     $       7.07      $       6.61                 --
  Number of Units                                     129,475           131,605                 --
  With HAV, EBP and GRO Plus
  Unit Price                                     $      14.94      $      13.98                 --
  Number of Units                                      18,825             3,753                 --
  With HAV, EBP and GMWB
  Unit Value                                     $      11.03                --                 --
  Number of Units                                       3,398                --                 --
--------------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
-----------------------------------------------------------------------------------------------
Sub-account                                        2004              2003              2002
-----------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
  With No Optional Benefits
  Unit Price                                 $       15.42     $       12.74              7.64
  Number of Units                                4,808,453         3,085,373         1,255,415
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       19.79     $       16.40              9.86
  Number of Units                                5,192,694         2,615,505            63,097
  With GMWB
  Unit Value                                 $       19.75     $       16.38                --
  Number of Units                                  562,771            37,078                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       19.69     $       16.35              9.86
  Number of Units                                  808,007           362,906             4,107
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $        9.70     $        8.06                --
  Number of Units                                  324,340            79,226                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       19.58     $       16.30                --
  Number of Units                                   95,514            20,181                --
  With HAV, EBP and GMWB
  Unit Value                                 $       12.64                --                --
  Number of Units                                   53,866                --                --
-----------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
  With No Optional Benefits
  Unit Price                                 $       14.22     $       12.42              9.30
  Number of Units                               10,785,030        10,183,346         6,141,523
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       15.34     $       13.43             10.08
  Number of Units                               10,169,483         5,824,200           209,790
  With GMWB
  Unit Value                                 $       15.31     $       13.41                --
  Number of Units                                1,007,926           100,155                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       15.26     $       13.39              10.08
  Number of Units                                1,690,870           767,455            17,411
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $       15.87     $       13.95                --
  Number of Units                                  465,784           275,971                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       15.17     $       13.35                --
  Number of Units                                  166,852            34,978                --
  With HAV, EBP and GMWB
  Unit Value                                 $       12.11                --                --
  Number of Units                                   91,011                --                --
-----------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

                                                              Year Ended December 31,
-----------------------------------------------------------------------------------------------
Sub-account                                        2004              2003               2002
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
  With No Optional Benefits
  Unit Price                                  $       11.80     $      10.31               7.97
  Number of Units                                 4,375,813        3,027,057          1,273,118
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $       14.55     $      12.75               9.87
  Number of Units                                 5,139,643        2,379,820             66,279
  With GMWB
  Unit Value                                  $       14.52     $      12.73                 --
  Number of Units                                   516,261           37,400                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $       14.47     $      12.71               9.87
  Number of Units                                   994,493          365,115              2,488
  With any one of EBP or HAV and GMWB
  Unit Value                                  $        4.24     $       3.73                 --
  Number of Units                                   457,010          175,708                 --
  With HAV, EBP and GRO Plus
  Unit Price                                  $       14.39     $      12.68                 --
  Number of Units                                   124,672           12,201                 --
  With HAV, EBP and GMWB
  Unit Value                                  $       11.91               --                 --
  Number of Units                                    33,665               --                 --
-----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1994)
  With No Optional Benefits
  Unit Price                                  $       14.51     $      12.01               8.96
  Number of Units                                11,461,684        8,530,129          5,118,558
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $       16.08     $      13.34               9.98
  Number of Units                                 9,335,291        4,786,623            163,415
  With GMWB
  Unit Value                                  $       16.04     $      13.33                 --
  Number of Units                                   937,314           87,253                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $       15.99     $      13.31               9.97
  Number of Units                                 1,457,788          610,598            1 0,745
  With any one of EBP or HAV and GMWB
  Unit Value                                  $       15.99     $      13.32                 --
  Number of Units                                   537,445          370,965                 --
  With HAV, EBP and GRO Plus
  Unit Price                                  $       15.91     $      13.27                 --
  Number of Units                                   154,749           21,843                 --
  With HAV, EBP and GMWB
  Unit Value                                  $       12.97               --                 --
  Number of Units                                    95,076               --                 --
-----------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
-----------------------------------------------------------------------------------------------
Sub-account                                        2004              2003              2002
-----------------------------------------------------------------------------------------------
AST MFS Growth (1999)
  With No Optional Benefits
  Unit Price                                 $        9.97     $        9.16              7.58
  Number of Units                                4,529,834         4,784,269         2,930,432
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       12.39     $       11.41              9.47
  Number of Units                                2,897,175         2,222,614           134,574
  With GMWB
  Unit Value                                 $       12.37     $       11.40                --
  Number of Units                                  304,760            18,900                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       12.33     $       11.38              9.46
  Number of Units                                  442,758           207,063             2,437
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $        6.72     $        6.21                --
  Number of Units                                  387,463           262,995                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       12.26     $       11.35                --
  Number of Units                                   52,718            10,550                --
  With HAV, EBP and GMWB
  Unit Value                                 $       11.00                --                --
  Number of Units                                   33,939                --                --
-----------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
  With No Optional Benefits
  Unit Price                                 $       12.26     $       10.78              8.32
  Number of Units                               28,117,310        20,138,164        10,144,317
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       13.95     $       12.30              9.51
  Number of Units                               30,793,077        14,975,841           457,013
  With GMWB
  Unit Value                                 $       13.92     $       12.28                --
  Number of Units                                3,136,818           215,988                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       13.88     $       12.26              9.51
  Number of Units                                4,692,895         2,031,583            30,465
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $        9.22     $        8.16                --
  Number of Units                                2,016,277           925,591                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       13.80     $       12.23                --
  Number of Units                                  578,919            70,776                --
  With HAV, EBP and GMWB
  Unit Value                                 $       11.61                --                --
  Number of Units                                  263,104                --                --
-----------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

                                                              Year Ended December 31,
-----------------------------------------------------------------------------------------------
Sub-account                                        2004              2003              2002
-----------------------------------------------------------------------------------------------
AST Sanford Bernstein Core Value 2 (2001)
  With No Optional Benefits
  Unit Price                                  $      12.39      $      11.06               8.76
  Number of Units                                4,643,022         3,621,862          6,005,922
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      14.18      $      12.69              10.08
  Number of Units                                3,959,115         2,277,726            386,259
  With GMWB
  Unit Value                                  $      14.15      $      12.67                 --
  Number of Units                                  220,419            11,518                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      14.10      $      12.65              10.08
  Number of Units                                  534,389           328,567             30,510
  With any one of EBP or HAV and GMWB
  Unit Value                                  $      11.83      $      10.62                 --
  Number of Units                                  303,689           216,416                 --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      14.03      $      12.62                 --
  Number of Units                                   49,912            10,893                 --
  With HAV, EBP and GMWB
  Unit Value                                  $      11.86                --                 --
  Number of Units                                   57,669                --                 --
-----------------------------------------------------------------------------------------------
AST Hotchkis & Wiley Large-Cap Value
  With No Optional Benefits
  Unit Price                                  $      11.17      $       9.83               8.34
  Number of Units                                3,717,848         2,647,064          2,110,071
  With any one of GRO Plus, EBP or HAV
  Unit Price                                  $      13.19      $      11.65               9.90
  Number of Units                                1,916,775           651,074             30,714
  With GMWB
  Unit Value                                  $      13.16      $      11.63                 --
  Number of Units                                  173,888            21,961                 --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                  $      13.12      $      11.61               9.90
  Number of Units                                  198,898            90,092              5,934
  With any one of EBP or HAV and GMWB
  Unit Value                                  $       9.78      $       8.66                 --
  Number of Units                                  419,818           347,275                 --
  With HAV, EBP and GRO Plus
  Unit Price                                  $      13.05      $      11.58                 --
  Number of Units                                   37,159               332                 --
  With HAV, EBP and GMWB
  Unit Value                                  $      11.75                --                 --
  Number of Units                                   23,032                --                 --
-----------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
-----------------------------------------------------------------------------------------------
Sub-account                                        2004              2003              2002
-----------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
  With No Optional Benefits
  Unit Price                                 $       12.26     $       11.61              9.94
  Number of Units                                8,369,008         7,751,236         4,146,530
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       12.56     $       11.92             10.23
  Number of Units                                7,337,467         4,628,945           162,571
  With GMWB
  Unit Value                                 $       12.53     $       11.90                --
  Number of Units                                  904,128            42,593                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       12.49     $       11.88             10.23
  Number of Units                                1,314,641           624,019             7,474
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $       12.18     $       11.60                --
  Number of Units                                  732,155           423,485                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       12.42     $       11.85                --
  Number of Units                                  155,764            28,346                --
  With HAV, EBP and GMWB
  Unit Value                                 $       10.88                --                --
  Number of Units                                   85,669                --                --
-----------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
  With No Optional Benefits
  Unit Price                                 $       11.31     $       10.95             10.57
  Number of Units                               33,208,757        26,287,388        20,544,075
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       10.82     $       10.51             10.17
  Number of Units                               30,067,867        16,012,778           604,147
  With GMWB
  Unit Value                                 $       10.79     $       10.49                --
  Number of Units                                3,495,678           378,676                --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       10.76     $       10.48             10.17
  Number of Units                                4,319,279         2,192,336            36,236
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $       13.09     $       12.76                --
  Number of Units                                2,344,332         1,558,557                --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       10.70     $       10.45                --
  Number of Units                                  476,033           119,982                --
  With HAV, EBP and GMWB
  Unit Value                                 $       10.32                --                --
  Number of Units                                  323,335                --                --
-----------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

                                                              Year Ended December 31,
----------------------------------------------------------------------------------------------
Sub-account                                        2004              2003               2002
----------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
  With No Optional Benefits
  Unit Price                                 $       10.55      $       10.51            10.34
  Number of Units                               21,299,789         15,242,856       11,274,642
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $       10.23      $       10.22            10.08
  Number of Units                               19,103,280          5,152,783          215,314
  With GMWB
  Unit Value                                 $       10.21      $       10.21               --
  Number of Units                                2,764,809             36,640               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $       10.17      $       10.19            10.08
  Number of Units                                2,785,690            636,860           80,547
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $       11.62      $       11.65               --
  Number of Units                                1,143,298            329,629               --
  With HAV, EBP and GRO Plus
  Unit Price                                 $       10.12      $       10.16               --
  Number of Units                                  301,108             35,430               --
  With HAV, EBP and GMWB
  Unit Value                                 $        9.96                 --               --
  Number of Units                                  240,337                 --               --
----------------------------------------------------------------------------------------------
AST Money Market (1992)
  With No Optional Benefits
  Unit Price                                 $        9.78      $        9.86             9.96
  Number of Units                               29,870,585         32,730,501       36,255,772
  With any one of GRO Plus, EBP or HAV
  Unit Price                                 $        9.75      $        9.86             9.99
  Number of Units                                8,152,893          7,176,983          999,737
  With GMWB
  Unit Value                                 $        9.73      $        9.85               --
  Number of Units                                1,312,018             81,304               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                 $        9.70      $        9.83             9.99
  Number of Units                                1,742,703          1,118,618           70,899
  With any one of EBP or HAV and GMW  B
  Unit Value                                 $        9.98      $       10.13               --
  Number of Units                                  234,402             35,505               --
  With HAV, EBP and GRO Plus
  Unit Price                                 $        9.65      $        9.80               --
  Number of Units                                  432,144            149,705               --
  With HAV, EBP and GMWB
  Unit Value                                 $        9.79                 --               --
  Number of Units                                   61,321                 --               --
----------------------------------------------------------------------------------------------

APPENDIX A
OPTIMUM FOUR(SM) PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
--------------------------------------------------------------------------------------------
Sub-account                                         2004            2003             2002
--------------------------------------------------------------------------------------------
Evergreen VA -- International Equity (1999)
  With No Optional Benefits
  Unit Price                                    $    13.66      $    11.65             8.15
  Number of Units                                  414,631         189,143          113,389
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $    14.94      $    12.78             9.67
  Number of Units                                  195,986          76,749            3,669
  With GMWB
  Unit Value                                    $    12.21      $    10.45               --
  Number of Units                                   32,858             827               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $    14.86      $    12.74               --
  Number of Units                                   67,201           6,492               --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $    12.40      $    10.64               --
  Number of Units                                   83,727          81,555               --
  With HAV, EBP and GRO Plus
  Unit Price                                    $    14.78      $    12.71               --
  Number of Units                                    7,362           1,395               --
  With HAV, EBP and GMWB
  Unit Value                                    $    12.36              --               --
  Number of Units                                    2,878              --               --
--------------------------------------------------------------------------------------------
Evergreen VA -- Omega (2000)
  With No Optional Benefits
  Unit Price                                    $    11.29      $    10.71             7.78
  Number of Units                                  570,123         404,789           39,943
  With any one of GRO Plus, EBP or HAV
  Unit Price                                    $    13.89      $    13.21               --
  Number of Units                                  387,492          56,002               --
  With GMWB
  Unit Value                                    $    13.86      $    13.19               --
  Number of Units                                   31,153             283               --
  With any two of GRO Plus, EBP or HAV
  Unit Price                                    $    13.81      $    13.17               --
  Number of Units                                  108,796          25,003               --
  With any one of EBP or HAV and GMWB
  Unit Value                                    $     9.40      $     8.97               --
  Number of Units                                   84,876          19,658               --
  With HAV, EBP and GRO Plus
  Unit Price                                    $    13.74      $    13.13               --
  Number of Units                                    3,028           1,855               --
  With HAV, EBP and GMWB
  Unit Value                                    $    10.92              --               --
  Number of Units                                   30,383              --               --
--------------------------------------------------------------------------------------------

1. Effective May 2, 2005 the name of the AST State Street Research Small-Cap Growth Portfolio has changed to AST Small-Cap Growth Portfolio.

2. Effective May 2, 2005 the name of the AST Sanford Bernstein Core Value Portfolio has changed to AST AllianceBernstein Core Value Portfolio.

APPENDIX B
OPTIMUM FOUR(SM) PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits
--------------------------------------------------------------------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

                    Account Value of variable
                investment options plus Interim                     Purchase Payments -
    Growth =                                        minus
                   Value of Fixed Allocations                   proportional withdrawals
                       (no MVA applies)

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

  Growth    =    $75,000 - [$50,000 - $0]
            =    $25,000
  Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
            =    $25,000 x 0.40
            =    $10,000
  Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
            =    $85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

  Growth    =    $45,000 - [$50,000 - $0]
            =    $-5,000
  Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
            NO BENEFIT IS PAYABLE
  Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
            =    $50,000

APPENDIX B
OPTIMUM FOUR(SM) PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued
--------------------------------------------------------------------------------

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

  Growth    =    $90,000 - [$50,000 - ($50,000 x $15,000/$75,000)]
            =    $90,000 - [$50,000 - $10,000]
            =    $90,000 - $40,000
            =    $50,000

  Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
            =    $50,000 x 0.40
            =    $20,000

  Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
            =    $110,000

Examples of Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

   Highest Anniversary Value    =    $90,000 - [$90,000 x $15,000/$75,000]
                                =    $90,000 - $18,000
                                =    $72,000

   Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                                =    max [$80,000, $40,000]
                                =    $80,000

The Death Benefit therefore is $80,000.

APPENDIX B
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

   Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                                =    $80,000 + $15,000 - $6,786
                                =    $88,214

   Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                                =    max [$75,000, $60,357]
                                =    $75,000

The Death Benefit therefore is $88,214.

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

APPENDIX B
OPTIMUM FOUR(SM) PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits  continued
--------------------------------------------------------------------------------

   Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) x $1,650/($45,000 - $3,350)]} x 1.05
                                =    ($63,655 - $2,522) x 1.05
                                =    $64,190

   Highest Anniversary Value    =    $70,000 - [$70,000 x $5,000/$45,000]
                                =    $70,000 - $7,778
                                =    $62,222

   Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 x $5,000/$45,000)]
                                =    max [$43,000, $44,444]
                                =    $44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

   Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) x $5,000/$70,000]
                                =    $81,445 + $15,000 - $6,889
                                =    $89,556

   Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) x $5,000/$70,000]
                                =    $85,000 + $15,000 - $7,143
                                =    $92,857

   Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) x
                                     $5,000/$70,000}]
                                =    max [$75,000, $60,357]
                                =    $75,000

The Death Benefit therefore is $92,857.

Examples of Highest Daily Value Death Benefit Calculation
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

APPENDIX B
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

   Highest Daily Value    =    $90,000 - [$90,000 x $15,000/$75,000]
                          =    $90,000 - $18,000
                          =    $72,000

   Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 x $15,000/$75,000)]
                          =    max [$80,000, $40,000]
                          =    $80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

   Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) x $5,000/$70,000]
                          =    $80,000 + $15,000 - $6,786
                          =    $ \88,214

   Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) x $5,000/$70,000}]
                          =    max [$75,000, $60,357]
                          =    $75,000

The Death Benefit therefore is $88,214.

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APPENDIX C
OPTIMUM FOUR(SM) PROSPECTUS

Appendix C -- Additional Information on Asset Allocation Programs
--------------------------------------------------------------------------------

Program Rules

o You can elect an asset allocator program where the Sub-accounts for each asset class in each model portfolio are designated based on an evaluation of available Sub-accounts. If you elect the Lifetime Five Benefit ("LT5") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works

o Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

o Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

o Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

o Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a suggested change in a Sub-account or percentage allocated to a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the suggested change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

o Owner Changes in Choice of Model Portfolio: You may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required.

Termination or Modification of the Asset Allocation Program:

o You may request to terminate your asset allocation program at any time. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:

o You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, American Skandia will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

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APPENDIX D
OPTIMUM FOUR(SM) PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You
--------------------------------------------------------------------------------

American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity.

The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
     o Your age;
     o The amount of your investment and any planned future deposits into the annuity;
     o How long you intend to hold the annuity (also referred to as investment time horizon);
     o Your desire to make withdrawals from the annuity;
     o Your investment return objectives;
     o The effect of optional benefits that may be elected, and
     o Your desire to minimize costs and/or maximize return associated with the annuity.

The following chart outlines some of the different features for each American Skandia Annuity offered exclusively through Linsco/ Private ledger. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

Your registered representative can provide you with prospectuses of one or more of these variable annuities noted in this document and can guide you to Selecting the Variable Annuity That's Right for You.

American Skandia Annuity Product Comparison

Below is a summary of American Skandia's annuity products. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your Investment Professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX D
OPTIMUM FOUR(SM) PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You  continued
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                 Optimum Four                           Optimum                       Optimum Plus
-------------------------------------------------------------------------------------------------------------------------------
 Minimum Investment       $10,000                              $10,000                         $10,000
-------------------------------------------------------------------------------------------------------------------------------
 Maximum Issue Age        85                                   80                              75
-------------------------------------------------------------------------------------------------------------------------------
 Withdrawal Charge        4 Years                              8 Years                         10 Years
 Schedule                 (8.5%, 8%, 7%, 6%)                   (7.5%, 7%, 6.5%, 6%, 5%, 4%,    (9%, 9%, 8.5% ,8%, 7%, 6%,
                                                               3%, 2%)                         5%, 4%, 3%, 2%)
-------------------------------------------------------------------------------------------------------------------------------
 Insurance and            1.65%                                1.25% years 1-8; 0.65%          1.65% years 1-10; 0.65%
 Distribution Charge                                           years 9+                        years 11+
-------------------------------------------------------------------------------------------------------------------------------
 Contract Charges         Lesser of $35 or                     Lesser of $35 or                Lesser of $35 or
                          2% of Account Value*                 2% of Account Value*            2% of Account Value*
-------------------------------------------------------------------------------------------------------------------------------
 Contract Credit          Yes. Effective for Contracts         No                              Yes based on year purchase
                          issued on or after June 20,                                          payment received for first 6
                          2005. Generally, we apply a                                          years of contract 6%, 5%, 4%,
                          Loyalty Credit to your Annuity's                                     3%, 2%, 1%)
                          Account Value at the end of
                          your fifth contract year (i.e., on
                          your fifth Contract
                          Anniversary). The Loyalty
                          Credit is equal to 2.25% of
                          total Purchase Payments made
                          during the first four contract
                          years less the cumulative
                          amount of withdrawals made
                          (including the deduction of any
                          CDSC amounts) through the
                          fifth Contract Anniversary
-------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate Account       Fixed Rates Available (As of         Fixed Rates Available (As of    Fixed Rates Available (As of
 (early withdrawals are   May 1, 2005 currently                May 1, 2005 currently           May 1, 2005 currently
 subject to a Market      offering durations of:               offering durations of:          offering durations of:
 Value Adjustment)        1,2,3,5,7,10 years)                  1,2,3,5,7,10 years)             1,2,3,5,7,10 years)
-------------------------------------------------------------------------------------------------------------------------------
 Variable Investment      All options available                All options available           All options available
 Options(1)
-------------------------------------------------------------------------------------------------------------------------------
 Standard Death           The greater of: purchase             The greater of: purchase        The greater of: purchase
 Benefit                  payments less proportional           payments less proportional      payments less proportional
                          withdrawals or account value         withdrawals or account value    withdrawals or account value
                          (no MVA Applied).                    (no MVA Applied).               (no MVA Applied) less an
                                                                                               amount equal to the credits
                                                                                               applied within the 12 months
                                                                                               prior to date of death.
-------------------------------------------------------------------------------------------------------------------------------

APPENDIX D
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                 Optimum Four                      Optimum                       Optimum Plus
-------------------------------------------------------------------------------------------------------------------------------
 Optional Death           Enhanced Beneficiary                 EBP II,                        EBP II,
 Benefits (for an         Protection (EBPII)                   HDV,                           HDV,
 additional cost)(2)      Highest Daily Value (HDV)            HAV,                           HAV,
                          Highest Account Value (HAV)          Combo 5% Roll-up/HAV           Combo 5% Roll-up /HAV
                          Combo 5% Roll Up/HAV
 Living Benefits (for an  GRO/ GRO Plus,                       GRO/ GRO Plus,                 GRO/ GRO Plus,
 additional cost)(3)      Guaranteed Minimum                   GMWB,                          GMWB,
                          Withdrawal Benefit (GMWB),           GMIB,                          GMIB,
                          Guaranteed Minimum Income            Lifetime Five                  Lifetime Five
                          Benefit (GMIB),
                          Lifetime Five
 Annuity Rewards(4)       Available after initial              Available after initial        Available after initial
                          withdrawal period                    withdrawal period              withdrawal period

Hypothetical Illustration

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% respectively.

  o  No subsequent deposits or withdrawals are made from the contract.
  o The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows(5):
     o 1.01% based on the fees and expenses of the underlying portfolios as of December 31, 2004.(2) The arithmetic average of all fund expenses are computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
     o The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
  o The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For Optimum Plus and Optimum Four, the Annuity Value and Surrender Value also reflect the addition of any applicable bonus credits.

APPENDIX D
OPTIMUM FOUR(SM) PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You  continued
--------------------------------------------------------------------------------

The Annuity Value displays the current account value assuming no surrender while the Surrender Value assumes a 100% surrender on the day after the contract anniversary, therefore, reflecting the decrease in surrender charge where applicable. The values that you actually experience under an Annuity will be different what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the contract year. Multiple shaded cells represent a tie between two or more annuities.

0% Gross Rate of Return

----------------------------------------------------------------------------------------------
                Optimum Four                 Optimum                  Optimum Plus
----------------------------------------------------------------------------------------------
           Annuity        Surrender      Annuity        Surrender      Annuity       Surrender
  Yr        Value           Value         Value           Value         Value          Value
----------------------------------------------------------------------------------------------
   1       $97,322       $  89,322       $97,718       $  90,718      $103,163      $  94,163
----------------------------------------------------------------------------------------------
   2       $94,714       $  87,714       $95,487       $  88,987      $100,401      $  91,901
----------------------------------------------------------------------------------------------
   3       $92,176       $  86,176       $93,306       $  87,306      $ 97,712      $  89,712
----------------------------------------------------------------------------------------------
   4       $89,704       $  89,704       $91,174       $  86,174      $ 95,094      $  88,094
----------------------------------------------------------------------------------------------
   5       $87,298       $  87,298       $89,090       $  85,090      $ 92,546      $  86,546
----------------------------------------------------------------------------------------------
   6       $87,146       $  87,146       $87,052       $  84,052      $ 90,064      $  85,064
----------------------------------------------------------------------------------------------
   7       $84,807       $  84,807       $85,061       $  83,061      $ 87,649      $  83,649
----------------------------------------------------------------------------------------------
   8       $82,530       $  82,530       $83,114       $  83,114      $ 85,297      $  82,297
----------------------------------------------------------------------------------------------
   9       $80,314       $  80,314       $81,705       $  81,705      $ 83,007      $  81,007
----------------------------------------------------------------------------------------------
  10       $78,156       $  78,156       $80,319       $  80,319      $ 80,778      $  80,778
----------------------------------------------------------------------------------------------
  11       $76,055       $  76,055       $78,956       $  78,956      $ 79,407      $  79,407
----------------------------------------------------------------------------------------------
  12       $74,010       $  74,010       $77,616       $  77,616      $ 78,059      $  78,059
----------------------------------------------------------------------------------------------
  13       $72,018       $  72,018       $76,297       $  76,297      $ 76,734      $  76,734
----------------------------------------------------------------------------------------------
  14       $70,080       $  70,080       $75,001       $  75,001      $ 75,430      $  75,430
----------------------------------------------------------------------------------------------
  15       $68,192       $  68,192       $73,726       $  73,726      $ 74,148      $  74,148
----------------------------------------------------------------------------------------------
  16       $66,355       $  66,355       $72,472       $  72,472      $ 72,887      $  72,887
----------------------------------------------------------------------------------------------
  17       $64,566       $  64,566       $71,239       $  71,239      $ 71,647      $  71,647
----------------------------------------------------------------------------------------------
  18       $62,824       $  62,824       $70,026       $  70,026      $ 70,427      $  70,427
----------------------------------------------------------------------------------------------
  19       $61,128       $  61,128       $68,833       $  68,833      $ 69,228      $  69,228
----------------------------------------------------------------------------------------------
  20       $59,478       $  59,478       $67,660       $  67,660      $ 68,048      $  68,048
----------------------------------------------------------------------------------------------
  21       $57,870       $  57,870       $66,506       $  66,506      $ 66,888      $  66,888
----------------------------------------------------------------------------------------------
  22       $56,306       $  56,306       $65,371       $  65,371      $ 65,747      $  65,747
----------------------------------------------------------------------------------------------
  23       $54,782       $  54,782       $64,255       $  64,255      $ 64,625      $  64,625
----------------------------------------------------------------------------------------------
  24       $53,299       $  53,299       $63,158       $  63,158      $ 63,521      $  63,521
----------------------------------------------------------------------------------------------
  25       $51,855       $  51,855       $62,079       $  62,079      $ 62,436      $  62,436
----------------------------------------------------------------------------------------------

Assumptions:
1. $100,000 initial investment
2. Fund Expenses = 1.01%
3. No optional death benefits or living benefits elected

APPENDIX D
OPTIMUM FOUR(SM) PROSPECTUS

--------------------------------------------------------------------------------

6% Gross Rate of Return

----------------------------------------------------------------------------------------------
                Optimum Four                 Optimum                  Optimum Plus
----------------------------------------------------------------------------------------------
           Annuity        Surrender      Annuity        Surrender      Annuity       Surrender
  Yr        Value           Value         Value           Value         Value          Value
----------------------------------------------------------------------------------------------
   1      $103,198      $   95,198      $103,618      $   96,618      $109,355      $  100,355
----------------------------------------------------------------------------------------------
   2      $106,498      $   99,498      $107,366      $  100,866      $112,817      $  104,317
----------------------------------------------------------------------------------------------
   3      $109,904      $  103,904      $111,251      $  105,251      $116,390      $  108,390
----------------------------------------------------------------------------------------------
   4      $113,419      $  113,419      $115,276      $  110,276      $120,077      $  113,077
----------------------------------------------------------------------------------------------
   5      $117,046      $  117,046      $119,446      $  115,446      $123,883      $  117,883
----------------------------------------------------------------------------------------------
   6      $123,111      $  123,111      $123,767      $  120,767      $127,809      $  122,809
----------------------------------------------------------------------------------------------
   7      $127,049      $  127,049      $128,245      $  126,245      $131,862      $  127,862
----------------------------------------------------------------------------------------------
   8      $131,112      $  131,112      $132,885      $  132,885      $136,044      $  133,044
----------------------------------------------------------------------------------------------
   9      $135,305      $  135,305      $138,529      $  138,529      $140,360      $  138,360
----------------------------------------------------------------------------------------------
  10      $139,632      $  139,632      $144,412      $  144,412      $144,813      $  144,813
----------------------------------------------------------------------------------------------
  11      $144,097      $  144,097      $150,546      $  150,546      $150,929      $  150,929
----------------------------------------------------------------------------------------------
  12      $148,706      $  148,706      $156,940      $  156,940      $157,305      $  157,305
----------------------------------------------------------------------------------------------
  13      $153,462      $  153,462      $163,606      $  163,606      $163,951      $  163,951
----------------------------------------------------------------------------------------------
  14      $158,369      $  158,369      $170,555      $  170,555      $170,880      $  170,880
----------------------------------------------------------------------------------------------
  15      $163,434      $  163,434      $177,799      $  177,799      $178,102      $  178,102
----------------------------------------------------------------------------------------------
  16      $168,661      $  168,661      $185,351      $  185,351      $185,632      $  185,632
----------------------------------------------------------------------------------------------
  17      $174,055      $  174,055      $193,223      $  193,223      $193,482      $  193,482
----------------------------------------------------------------------------------------------
  18      $179,621      $  179,621      $201,430      $  201,430      $201,664      $  201,664
----------------------------------------------------------------------------------------------
  19      $185,365      $  185,365      $209,986      $  209,986      $210,195      $  210,195
----------------------------------------------------------------------------------------------
  20      $191,294      $  191,294      $218,905      $  218,905      $219,087      $  219,087
----------------------------------------------------------------------------------------------
  21      $197,411      $  197,411      $228,202      $  228,202      $228,358      $  228,358
----------------------------------------------------------------------------------------------
  22      $203,725      $  203,725      $237,895      $  237,895      $238,022      $  238,022
----------------------------------------------------------------------------------------------
  23      $210,240      $  210,240      $247,999      $  247,999      $248,097      $  248,097
----------------------------------------------------------------------------------------------
  24      $216,963      $  216,963      $258,533      $  258,533      $258,599      $  258,599
----------------------------------------------------------------------------------------------
  25      $223,902      $  223,902      $269,513      $  269,513      $269,548      $  269,548
----------------------------------------------------------------------------------------------


Assumptions:
1. $100,000 initial investment
2. Fund Expenses = 1.01%
3. No optional death benefits or living benefits elected

*  Contract charges are waived for account values greater than $100,000.

1) We are showing you options which are available with LPL asset allocation program. For more information, contact your Investment Professional. American Skandia offers a other Annuity products.

2) For more information on these benefits, refer to the "Death Benefit" section in the Prospectus.

3) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.

4) The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

5) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: Optimum Four -3.17% and 2.64%; Optimum -2.78% and 3.05% in years 1-8 and -2.19% and 3.68%
   in years 9+, Optimum Plus -3.17% and 2.64% in years 1-10 and -2.19% and 3.68% in years 11+.

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Variable Annuity Issued by:                            Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                  AMERICAN SKANDIA
ASSURANCE CORPORATION                                           MARKETING, INCORPORATED
A Prudential Financial Company                           A Prudential Financial Company
One Corporate Drive                                                 One Corporate Drive
Shelton, Connecticut 06484                                   Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                       Telephone: 203-926-1888
http://www.americanskandia.prudential.com     http://www.americanskandia.prudential.com

                               MAILING ADDRESSES:

                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                  P.O. Box 7960
                             Philadelphia, PA 19176

                                  EXPRESS MAIL:
                     AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 2101 Welsh Rd.
                                Dresher, PA 19025